As filed with the Securities and Exchange Commission on July 30, 2004
                                             Registration No. 33-00488/811-04416

                     --------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]

                         POST-EFFECTIVE AMENDMENT NO. 71                   [x]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]

                                Amendment No. 72                           [x]

                                  Armada Funds
               (Exact Name of Registrant as Specified in Charter)

                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-FUND

                             W. Bruce McConnel, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Jaqueline Hummel, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [X] on October 1, 2004 pursuant to paragraph (a)(1)

         [ ] on ______________, 2004 pursuant to paragraph (b)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     --------------------------------------

                             ARMADA FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)


                                 OCTOBER 1, 2004


                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                            GOVERNMENT MORTGAGE FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND

                               TAX FREE BOND FUNDS
                        INTERMEDIATE TAX EXEMPT BOND FUND
                    MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                     OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                  PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Funds before investing. Armada also offers Class A, Class B and Class C Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                       PAGE
                                                                       ----


ARMADA INTERNATIONAL EQUITY FUND.........................................2
ARMADA LARGE CAP CORE EQUITY FUND........................................6
ARMADA LARGE CAP GROWTH FUND.............................................9
ARMADA LARGE CAP VALUE FUND.............................................13
ARMADA MID CAP GROWTH FUND..............................................16
ARMADA MID CAP VALUE FUND...............................................19
ARMADA S&P 500 INDEX FUND...............................................22
ARMADA SMALL CAP CORE FUND..............................................25
ARMADA SMALL CAP GROWTH FUND............................................27
ARMADA SMALL CAP VALUE FUND.............................................30
ARMADA TAX MANAGED EQUITY FUND..........................................33
ARMADA AGGRESSIVE ALLOCATION FUND.......................................46
ARMADA BALANCED ALLOCATION FUND.........................................51
ARMADA CONSERVATIVE ALLOCATION FUND.....................................56
ARMADA BOND FUND........................................................65
ARMADA GOVERNMENT MORTGAGE FUND.........................................69
ARMADA INTERMEDIATE BOND FUND...........................................73
ARMADA LIMITED MATURITY BOND FUND.......................................77
ARMADA TOTAL RETURN ADVANTAGE FUND......................................81
ARMADA ULTRA SHORT BOND FUND............................................85
ARMADA INTERMEDIATE TAX EXEMPT BOND FUND................................95
ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND........................99
ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND..........................103
ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND...................107

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.................114
MORE INFORMATION ABOUT FUND INVESTMENTS................................122
INVESTOR PROFILES......................................................123
INVESTMENT ADVISER AND INVESTMENT TEAMS................................126
PURCHASING, SELLING AND EXCHANGING FUND SHARES.........................130
DIVIDENDS AND TAXES....................................................150
FINANCIAL HIGHLIGHTS...................................................154

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or "Sub-Adviser") serves as sub-adviser to the Armada Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of issuers located in at least
                                      three foreign countries


PRINCIPAL RISKS                       Market risk, foreign risk, multi-national companies risk,
                                      country risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1998            1999          2000          2001           2002          2003
19.53%          49.71%        -17.09%       -25.52%        -19.20%       32.59%

Best Quarter               36.05%           (12/31/99)
Worst Quarter              -19.96%          (09/30/02)



The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.49%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR       5 YEARS    SINCE INCEPTION   DATE OF
                                                                                            INCEPTION
--------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                             8/1/97
   Returns Before Taxes                            25.23%       -1.31%          0.60%
   Returns After Taxes on Distributions            24.69%       -1.78%          0.20%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                             16.39%       -1.26%          0.37%
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                             38.59%       -0.09%          1.17%     Since 7/31/97
--------------------------------------------------------------------------------------------------------


CLASS B SHARES                                     1 YEAR       5 YEARS    SINCE INCEPTION   DATE OF
                                                                                            INCEPTION
--------------------------------------------------------------------------------------------------------
Armada International Equity Fund                   26.84%       -1.21%          2.21%        1/6/98
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                             38.59%       -0.09%          3.04%     Since 12/31/97
--------------------------------------------------------------------------------------------------------
CLASS C SHARES                                     1 YEAR       5 YEARS   SINCE INCEPTION   DATE OF
                                                                                           INCEPTION
--------------------------------------------------------------------------------------------------------
Armada International Equity Fund                   30.93%         N/A          -9.01%        1/5/00
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                             38.59%         N/A          -5.86%      Since 12/31/99
--------------------------------------------------------------------------------------------------------

1 The Morgan Stanley Capital International Europe, Australasia and Far East
  (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES


See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap companies


PRINCIPAL RISK                        Market risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.



The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1998           1999        2000        2001         2002         2003
31.99%         19.72%      1.45%        -14.49%     -20.44%      26.69%


Best Quarter               25.04%           (12/31/98)
Worst Quarter              -17.62%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                               DATE OF
CLASS A SHARES                                              1 YEAR         5 YEARS     SINCE INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                                                             8/1/97
   Returns Before Taxes                                      19.72%          -0.22%          4.68%
   Returns After Taxes on Distributions                      19.42%          -1.07%          3.72%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                               12.79%          -0.38%          3.70%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)          28.68%          -0.57%          3.92%         Since 7/31/97
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               DATE OF
CLASS B SHARES                                              1 YEAR         5 YEARS     SINCE INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                            20.79%          -0.09%          4.88%             1/6/98
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)          28.68%          -0.57%          3.78%         Since 12/31/97
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               DATE OF
CLASS C SHARES                                              1 YEAR         5 YEARS     SINCE INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                            24.67%           N/A            -3.52%           1/20/00
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1 (reflects no
deduction for fees, expenses or taxes)                       28.68%           N/A            -4.20%        Since 1/31/00
-------------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES


See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks of large cap
                                      companies

PRINCIPAL RISK                        Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.


The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994         1995       1996       1997       1998       1999       2000       2001        2002        2003
-0.94%       28.51%     19.98%     36.34%     28.74%     22.66%     -5.48%     -16.53%     -28.39%     19.75%

Best Quarter                22.85%           (12/31/98)
Worst Quarter              -16.15%           (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.43%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



---------------------------------------------------------------------------------------------------
CLASS A SHARES                                           1 YEAR         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund
   Returns Before Taxes                                  13.16%          -4.75%          7.71%
   Returns After Taxes on Distributions                  13.05%          -5.03%          6.18%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                            8.55%          -4.03%          5.92%
---------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)      28.68%          -0.57%         11.07%
---------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 2,3
(reflects no deduction for fees, expenses or taxes)      29.75%          -5.11%          9.21%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE          DATE OF
CLASS B SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund               13.94%        -4.64%           N/A            0.60%          1/6/98
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                         28.68%        -0.57%           N/A            3.78%      Since 12/31/97
--------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 2,3
(reflects no deduction for fees,
expenses or taxes)                         29.75%        -5.11%           N/A            1.08%      Since 12/31/97
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE          DATE OF
CLASS C SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund               17.97%          N/A            N/A           -9.23%          1/27/00
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                         28.68%          N/A            N/A           -4.20%       Since 1/31/00
--------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 2,3
(reflects no deduction for fees,
expenses or taxes)                         29.75%          N/A            N/A           -12.00%      Since 1/31/00
--------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
2 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.
3 On May 11, 2004 the Fund's benchmark was changed to the Russell 1000 Growth
  Index. The Adviser feels that this index serves as a better comparison for the Fund.

FUND FEES AND EXPENSES


See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks of large cap
                                      companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002         2003
27.37%        17.89%      28.87%     9.77%       -0.25%      11.30%      -4.05%     -15.22%      26.78%

Best Quarter                15.42%          (6/30/03)
Worst Quarter              -17.98%          (9/30/02)



The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.35%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------
                                                                                SINCE           DATE OF
CLASS A SHARES                                    1 YEAR        5 YEARS       INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                     8/22/94
   Returns Before Taxes                            19.84%        1.59%           9.07%
   Returns After Taxes on Distributions            19.40%        0.54%           7.79%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                             12.85%        0.82%           7.27%
------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                             30.03%        3.56%          12.42%       Since 8/31/94
------------------------------------------------------------------------------------------------------------
                                                                                SINCE           DATE OF
CLASS B SHARES                                    1 YEAR        5 YEARS       INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                        21.04%        1.67%           3.40%           1/6/98
------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                             30.03%        3.56%           5.48%       Since 12/31/97
------------------------------------------------------------------------------------------------------------
                                                                                SINCE           DATE OF
CLASS C SHARES                                    1 YEAR        5 YEARS       INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                       24.92%          N/A           4.14%           1/27/00
------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                            30.03%          N/A           3.57%        Since 1/31/00
------------------------------------------------------------------------------------------------------------

1 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks of medium-sized companies


PRINCIPAL RISK                        Market risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994         1995       1996       1997       1998       1999       2000       2001         2002          2003
-5.43%       29.58%     18.53%     11.60%     11.04%     45.47%     -8.11%     -19.17%      -31.25%       33.68%

Best Quarter                34.98%          (12/31/99)
Worst Quarter              -27.16%          (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


--------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
   Returns Before Taxes                      26.37%      -1.27%         5.38%
   Returns After Taxes on Distributions      26.37%      -4.35%         1.43%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                   17.14%      -1.80%         3.00%
--------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                           42.71%       2.01%         9.40%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                      SINCE          DATE OF
CLASS B SHARES                               1 YEAR      5 YEARS      10 YEARS      INCEPTION       INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                   27.92%      -1.01%          N/A          5.42%          2/4/94
-----------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                           42.71%       2.01%          N/A          9.21%       Since 1/31/94
----------------------------------------------------------------------------------------------------------------
                                                                                      SINCE          DATE OF
CLASS C SHARES                               1 YEAR      5 YEARS      10 YEARS      INCEPTION       INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                   31.68%        N/A           N/A        -14.65%         6/15/00
----------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                           42.71%        N/A           N/A          -8.76%      Since 5/31/00
----------------------------------------------------------------------------------------------------------------

1 The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP VALUE FUND
         (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

FUND SUMMARY
INVESTMENT GOAL                       Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks of mid cap
                                      companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


                          PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

CALENDAR YEAR TOTAL RETURNS

2003
34.50%

Best Quarter               16.95%           (6/30/03)
Worst Quarter              -3.96%           (3/31/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 7.46%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THERE IS NO PERFORMANCE INFORMATION FOR CLASS B SHARES AND CLASS C SHARES OF THE FUND BECAUSE THOSE SHARES HAD NOT COMPLETED A FULL CALENDAR YEAR OF INVESTMENT OPERATIONS AS OF DECEMBER 31, 2003. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------
CLASS A SHARES                                  1 YEAR           SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Mid Cap Value Fund                                                                  7/1/02
   Returns Before Taxes                          27.09%               10.26%
   Returns After Taxes on Distributions          26.12%                9.64%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                       17.70%                8.41%
---------------------------------------------------------------------------------------------------------
Russell Midcap Value Index 1
(reflects no deduction for fees,
expenses or taxes)                               38.07%               13.73%             Since 6/30/02

1 The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.


FUND FEES AND EXPENSES


See page 40 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

FUND SUMMARY
INVESTMENT GOAL                       To approximate, before Fund expenses, the investment
                                      results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY         Investing in stocks that comprise the S&P 500 Composite
                                      Stock Price Index

PRINCIPAL RISKS                       Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Adviser invests at least 80% of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

  1999           2000        2001         2002         2003
  20.28%         -9.45%      -12.47%      -22.57       27.96%

Best Quarter               15.28%           (6/30/03)
Worst Quarter             -17.37%           (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.99%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------------------
                                                                                    SINCE         DATE OF
CLASS A SHARES                                       1 YEAR         5 YEARS       INCEPTION      INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                        10/15/98
   Returns Before Taxes                              23.23%         -1.88%          1.28%
   Returns After Taxes on Distributions              22.78%         -2.26%         -0.89%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                               15.06%         -1.81%         -0.66%
-------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)
taxes)                                                28.68%         -0.57%          1.68%     Since 10/31/98
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES                                        1 YEAR        SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                             22.00%             -6.20%              1/4/00
-----------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                                28.68%             -5.34%          Since 12/31/99
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES                                        1 YEAR        SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                             25.92%             -6.62%              1/17/00
-----------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                                28.68%             -4.20%           Since 1/30/00
-----------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES


See page 40 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).1 CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

--------
1 CFROI is a registered trademark of CSFB Holt.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Since the Fund did not commence operations until April 2, 2004, performance results have not been provided.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks of small cap
                                      companies

PRINCIPAL RISKS                       Market risk, small companies risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1998           1999        2000          2001          2002           2003
7.28%          35.63%      -15.19%       -8.27%        -39.47%        45.14%

Best Quarter                36.11%          (12/31/99)
Worst Quarter              -25.82%          (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -3.98%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                             8/1/97
   Returns Before Taxes                       37.21%           -2.61%              0.11%
   Returns After Taxes on Distributions       37.21%           -2.98%             -0.27%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                    24.19%           -2.20%              0.04%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                            48.54%           0.86%               1.19%              Since 7/31/97
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                  39.25%           -2.51%             -0.69%                 1/6/98
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,                                                                     Since 12/31/97
expenses or taxes)                            48.54%           0.86%               0.92%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                  43.11%            N/A               -11.23%                1/20/00
------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index 1
 (reflects no deduction for fees,                                                                     Since 1/31/00
 expenses or taxes)                           48.54%            N/A               -7.52%
------------------------------------------------------------------------------------------------------------------------

1 The Russell 2000 Growth Index is comprised of securities in the Russell 2000
  Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks of small cap
                                      companies


PRINCIPAL RISKS                       Market risk, small companies risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1995          1996       1997       1998        1999       2000       2001       2002           2003
18.41%        22.32%     32.05%     -7.64%      7.65%      33.22%     17.03%     -10.75%        38.62%

Best Quarter                19.22%          (12/31/01)
Worst Quarter              -17.92%          (9/30/98)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 6.49%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR      5 YEARS     SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                 8/15/94
   Returns Before Taxes                      31.02%     14.44%           14.71%
   Returns After Taxes on Distributions      30.50%     12.77%           12.49%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                   20.79%     11.63%           11.71%
---------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                           26.03%     12.28%           13.70%          Since 7/31/94
----------------------------------------------------------------------------------------------------------
CLASS B SHARES                               1 YEAR     5 YEARS     SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                  32.65%     14.72%           10.83%              1/6/98
----------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                           26.03%     12.28%           8.92%           Since 12/31/97
----------------------------------------------------------------------------------------------------------
CLASS C SHARES                              1 YEAR      5 YEARS     SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                 36.65%        N/A            18.26%             1/27/00
----------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                          26.03%        N/A            17.17%          Since 1/31/00
----------------------------------------------------------------------------------------------------------

1 The Russell 2000 Value Index is comprised of securities in the Russell 2000
  Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND


FUND SUMMARY
INVESTMENT GOAL                       Capital appreciation, while maximizing after-tax returns

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks using strategies designed to
                                      minimize the impact of taxes

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while maximizing after-tax returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to maximize after-tax returns by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada Tax Managed Equity Fund for the period April 9, 1998 until May 11, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994         1995         1996       1997        1998       1999       2000       2001        2002        2003
-1.85%       29.51%       20.64%     39.06%      37.25%     18.77%     -2.47%     -12.87%     -25.44%     21.98%

Best Quarter                23.02%          (12/31/98)
Worst Quarter              -16.14%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.79%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------------
                                                                       SINCE COMMENCEMENT    DATE OF COMMENCEMENT
CLASS A SHARES                    1 YEAR      5 YEARS      10 YEARS    AS REGISTERED FUND     AS REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                      4/9/98
   Returns Before Taxes            15.22%     -2.81%         9.65% 1          0.64%
   Returns After Taxes on
   Distributions                   13.67%     -3.16%         N/A 2            0.30%
   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                     11.56%     -2.43%         N/A 2            0.47%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for
fees, expenses or taxes)           28.68%     -0.57%        11.07%            1.62%              Since 3/31/98
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE           DATE OF
CLASS B SHARES                                 1 YEAR       5 YEARS       10 YEARS     INCEPTION        INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                  16.09%       -2.74%         N/A          0.71%           5/4/98
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index3
(reflects no deduction for fees, expenses
or taxes)                                       28.68%       -0.57%         N/A          1.46%        Since 4/30/98
----------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE           DATE OF
CLASS C SHARES                                 1 YEAR       5 YEARS       10 YEARS     INCEPTION        INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                 20.19%         N/A           N/A          -6.83%          1/10/00
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees, expenses
or taxes)                                      28.68%         N/A           N/A          -5.34%      Since 12/31/99
----------------------------------------------------------------------------------------------------------------------

1 Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES


See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          INTERNATIONAL EQUITY FUND                 LARGE CAP CORE EQUITY FUND

                                         CLASS A     CLASS B     CLASS C            CLASS A     CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)         5.50% 1      None        None             5.50% 1       None      None
------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                           None       5.00% 2     1.00% 3            None        5.00% 2   1.00% 3
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None              None         None      None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           2.00% 4      None        None              None         None      None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None              None         None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                  1.15%       1.15%       1.15%             0.75%        0.75%     0.75%
------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 5     0.75%       0.75%             0.05% 5      0.75%     0.75%
------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%       0.25%             0.25%        0.25%     0.25%
------------------------------------------------------------------------------------------------------------------
   Other                                  0.21%       0.21%       0.21%             0.14%        0.14%     0.14%
------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.46%       0.46%       0.46%             0.39%        0.39%     0.39%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.66%       2.36%       2.36%             1.19%        1.89%     1.89%
------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                LARGE CAP GROWTH FUND

                                         CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)         5.50% 1      None        None
----------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                           None       5.00% 2     1.00% 3
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None        None
----------------------------------------------------------------------------
Exchange Fee                               None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                  0.75%       0.75%       0.75%
----------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 5     0.75%       0.75%
----------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%       0.25%
----------------------------------------------------------------------------
   Other                                  0.13%       0.13%       0.13%
----------------------------------------------------------------------------
Total Other Expenses                      0.38%       0.38%       0.38%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.18%       1.88%       1.88%
----------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                             LARGE CAP VALUE FUND                     MID CAP GROWTH FUND

                                         CLASS A    CLASS B     CLASS C            CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)         5.50% 1      None        None             5.50% 1       None      None
------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                           None       5.00% 2     1.00% 3            None        5.00% 2   1.00% 3
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None              None         None      None
------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None        None              None         None      None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None              None         None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  0.75%       0.75%       0.75%             1.00% 7      1.00% 7   1.00% 7
------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 5     0.75%       0.75%             0.05% 5      0.75%     0.75%
------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%       0.25%             0.25%        0.25%     0.25%
------------------------------------------------------------------------------------------------------------------
   Other                                  0.14%       0.14%       0.14%             0.21%        0.21%     0.21%
------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.39%       0.39%       0.39%             0.46%        0.46%     0.46%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.19%       1.89%       1.89%             1.51% 7      2.21% 7   2.21% 7
------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               MID CAP VALUE FUND                         S&P 500 INDEX FUND
                                           CLASS A    CLASS B    CLASS C           CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)         5.50% 1      None        None             2.50% 1       None      None
--------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                           None       5.00% 2     1.00% 3            None        5.00% 2   1.00% 3
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None              None         None      None
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None        None              None         None      None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None              None         None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 7                1.00%       1.00%       1.00%             0.35%        0.35%     0.35%
--------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 5     0.75%       0.75%             0.00% 5      0.75%     0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%       0.25%             0.25%        0.25%     0.25%
--------------------------------------------------------------------------------------------------------------------
   Other                                  0.18%       0.18%       0.18%             0.14%        0.14%     0.14%
--------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.46%       0.46%       0.46%             0.39%        0.39%     0.39%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 7                      1.48%       2.18%       2.18%             0.74%        1.49%     1.49%
--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                             SMALL CAP CORE FUND                     SMALL CAP GROWTH FUND
                                        CLASS A      CLASS B      CLASS C         CLASS A       CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)         5.50% 1      None        None              5.50% 1      None      None
-------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00% 2     1.00% 3            None        5.00% 2   1.00% 3
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None              None         None      None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           2.00% 4      None        None             2.00% 4       None      None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None              None         None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  1.00% 8     1.00% 8     1.00% 8           1.00%        1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 5     0.75%       0.75%             0.05% 5      0.75%     0.75%
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%       0.25%             0.25%        0.25%     0.25%
-------------------------------------------------------------------------------------------------------------------
   Other                                  0.16% 9     0.16% 9     0.16% 9           0.18%        0.18%     0.18%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.41%       0.41%       0.41%             0.43%        0.43%     0.43%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.46%       2.16%       2.16%             1.48%        2.18%     2.18%
-------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               SMALL CAP VALUE FUND                    TAX MANAGED EQUITY FUND

                                             CLASS A      CLASS B    CLASS C         CLASS A     CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)         5.50% 1      None        None             5.50% 1       None      None
--------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net asset
    value)                                 None       5.00% 2     1.00% 3            None        5.00% 2   1.00% 3
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None              None         None      None
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           2.00% 4      None        None              None         None      None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None              None         None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  1.00%       1.00%       1.00%             0.75% 7      0.75% 7   0.75% 7
--------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 5     0.75%       0.75%             0.00% 5      0.75%     0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%       0.25%             0.25%        0.25%     0.25%
--------------------------------------------------------------------------------------------------------------------
   Other                                  0.13%       0.13%       0.13%             0.19%        0.19%     0.19%
--------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.38%       0.38%       0.38%             0.44%        0.44%     0.44%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.43%       2.13%       2.13%             1.19% 7      1.94% 7   1.94% 7
--------------------------------------------------------------------------------------------------------------------


1 This sales charge varies depending upon how much you invest. See "Sales
  Charges."
2 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
4 The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see "Redemption Fee" section of this prospectus.
5 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. For the Small Cap Core Fund, represents Distribution (12b-1) Fees expected to be incurred by the Fund's Class A Shares during the initial fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Mid Cap Value Fund, 0.005% for the S&P 500 Index Fund and the Tax Managed Equity Fund) during the current fiscal year.
6 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

7 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

  FUND                                               TOTAL        TOTAL          TOTAL
                                      ADVISORY     EXPENSES     EXPENSES       EXPENSES
                                        FEES       (CLASS A)    (CLASS B)      (CLASS C)
  Mid Cap Growth Fund                  0.75%         1.38%        2.08%         2.08%
  Mid Cap Value Fund                   0.75%         1.32%        2.05%         2.05%
  S&P 500 Index Fund                   0.20%         0.59%        1.34%         1.34%
  Tax Managed Equity Fund              0.50%         1.07%        1.77%         1.77%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                     TOTAL        TOTAL         TOTAL
                                      ADVISORY     EXPENSES     EXPENSES       EXPENSES
  FUND                                  FEES       (CLASS A)    (CLASS B)     (CLASS C)
  Mid Cap Growth Fund                  0.75%         1.26%        1.96%         1.96%
  Mid Cap Value Fund                   0.75%         1.23%        1.96%         1.96%
  S&P 500 Index Fund                   0.20%         0.59%        1.34%         1.34%
  Tax Managed Equity Fund              0.50%         0.94%        1.64%         1.64%


   These fee waivers are voluntary and may be revised or discontinued at any time.


8 From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

9 Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                 ------      -------      -------     --------
INTERNATIONAL EQUITY FUND
    Class A Shares               $709       $1,045        $1,403       $2,407
    Class B Shares 1              739        1,136         1,460        2,522
    Class B Shares 2              239          736         1,260        2,520
    Class C Shares 1              339          736         1,260        2,696
    Class C Shares 2              239          736         1,260        2,696
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
    Class A Shares               $665         $907        $1,168       $1,914
    Class B Shares 1              692          994         1,221        2,029
    Class B Shares 2              192          594         1,021        2,029
    Class C Shares 1              292          594         1,021        2,212
    Class C Shares 2              192          594         1,021        2,212
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
    Class A Shares               $664         $904        $1,163       $1,903
    Class B Shares 1              691          991         1,216        2,018
    Class B Shares 2              191          591         1,016        2,018
    Class C Shares 1              291          591         1,016        2,201
    Class C Shares 2              191          591         1,016        2,201
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class A Shares               $665         $907        $1,168       $1,914
    Class B Shares 1              692          994         1,221        2,029
    Class B Shares 2              192          594         1,021        2,029
    Class C Shares 1              292          594         1,021        2,212
    Class C Shares 2              192          594         1,021        2,212
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
    Class A Shares               $695       $1,001        $1,328       $2,252
    Class B Shares 1              724        1,091         1,385        2,367
    Class B Shares 2              224          691         1,185        2,367
    Class C Shares 1              324          691         1,185        2,544
    Class C Shares 2              224          691         1,185        2,544
--------------------------------------------------------------------------------
MID CAP VALUE FUND
    Class A Shares               $692         $992        $1,313       $2,221
    Class B Shares 1              721        1,082         1,369        2,336
    Class B Shares 2              221          682         1,169        2,336
    Class C Shares 1              321          692         1,169        2,513
    Class C Shares 2              221          682         1,169        2,513
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
    Class A Shares               $324         $481          $651       $1,145
    Class B Shares 1              652          871         1,013        1,576
    Class B Shares 2              152          471           813        1,576
    Class C Shares 1              252          471           813        1,779
    Class C Shares 2              152          471           813        1,779
--------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class A Shares                $690         $986           N/A          N/A
   Class B Shares 1               719        1,076           N/A          N/A
   Class B Shares 2               219          676           N/A          N/A
   Class C Shares 1               319          676           N/A          N/A
   Class C Shares 2               219          676           N/A          N/A
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
    Class A Shares               $692         $992        $1,313       $2,221
    Class B Shares 1              721        1,082         1,369        2,336
    Class B Shares 2              221          682         1,169        2,336
    Class C Shares 1              321          682         1,169        2,513
    Class C Shares 2              221          682         1,169        2,513
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class A Shares               $688         $978        $1,289       $2,169
    Class B Shares 1              716        1,067         1,344        2,279
    Class B Shares 2              216          667         1,144        2,279
    Class C Shares 1              316          667         1,144        2,462
    Class C Shares 2              216          667         1,144        2,462

--------------------------------------------------------------------------------


TAX MANAGED EQUITY FUND
    Class A Shares               $665         $907        $1,168       $1,914
    Class B Shares 1              697        1,009         1,247        2,070
    Class B Shares 2              197          609         1,047        2,070
    Class C Shares 1              297          609         1,047        2,264
    Class C Shares 2              197          609         1,047        2,264
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY
INVESTMENT GOAL                      Capital appreciation with current income as a secondary
                                     objective

PRINCIPAL INVESTMENT STRATEGY        Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income
                                     securities and cash equivalents

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk,
                                     prepayment/extension risk, allocation risk, small
                                     companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 120.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

2002             2003
-19.08%          23.41%

Best Quarter               13.89%           (6/30/03)
Worst Quarter              14.66%           (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.65%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                               1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
                                                                                                       3/6/01
Armada Aggressive Allocation Fund
    Returns Before Taxes                                     17.50%              -3.29%
    Returns After Taxes on Distributions                     17.37%              -3.65%
    Returns After Taxes on Distributions and Sale of
    Fund Shares                                              11.37%              -3.00%
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)           4.10%               7.09%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)          28.68%              -2.21%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)          22.54%               0.12%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                               1 YEAR          SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                            17.64%              -3.73%                5/8/01
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)           4.10%               7.51%            Since 4/30/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)          28.68%              -2.69%            Since 4/30/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)          22.54%              -0.14%            Since 4/30/01
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                               1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                            21.71%              -1.98%                3/6/01
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)           4.10%               7.09%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)          28.68%              -2.21%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)          22.54%               0.12%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500
  Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY
INVESTMENT GOAL                       Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY         Investing in a diversified portfolio of common stocks,
                                      investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's
                                      assessment of market conditions


PRINCIPAL RISKS                       Market risk, allocation risk, small companies risk,
                                      foreign risk, interest rate risk, credit risk, active
                                      trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1999          2000        2001        2002           2003
14.97%        1.51%       -7.08%      -13.89%        21.96%

Best Quarter                16.10%   (12/31/99)
Worst Quarter              -10.97%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.19%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------
                                                                                 SINCE           DATE OF
CLASS A SHARES                                    1 YEAR        5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                                  7/31/98
   Returns Before Taxes                           16.18%         1.65%           3.05%
   Returns After Taxes on Distributions           15.83%         0.14%           1.10%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                            10.50%         0.59%           1.38%
-------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                             4.10%         6.62%           6.94%        Since 7/31/98
-------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or
taxes)                                            28.68%        -0.57%           1.31%        Since 7/31/98
-------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or
taxes)                                            18.85%         2.31%           3.56%        Since 7/31/98
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                                                SINCE           DATE OF
CLASS B SHARES                                    1 YEAR        5 YEARS       INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                   16.09%         1.57%           3.35%          11/11/98
-------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                             4.10%         6.62%           6.58%       Since 10/31/98
-------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or
taxes)                                            28.68%         -0.57%          1.68%        Since 10/31/98
-------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or
taxes)                                            18.85%         2.31%           3.64%        Since 10/31/98
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                                   SINCE           DATE OF
                                                  1 YEAR        5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                   20.03%          N/A            -1.22%          4/20/00
-------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                            4.10%           N/A             8.85%        Since 4/30/00
-------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or
taxes)                                           28.68%           N/A            -5.03%        Since 4/30/00
-------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or
taxes)                                           18.85%           N/A             0.52%        Since 4/30/00
-------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500
  Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY
INVESTMENT GOAL                       Current income and moderate capital appreciation
                                      consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in a combination of Underlying Armada
                                      Funds that, in turn, invest primarily in investment-
                                      grade fixed income securities and, to a lesser
                                      extent, in U.S. and foreign common stocks and cash
                                      equivalents

PRINCIPAL RISKS                       Market risk, interest rate risk, credit risk,
                                      prepayment/extension risk, allocation risk, small
                                      companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 120.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of the Class B Shares and the Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

2002           2003
-6.05%         13.59%

Best Quarter                8.19%           (6/30/03)
Worst Quarter              -4.97%           (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.07%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                     1 YEAR      SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                                                      3/6/01
    Returns Before Taxes                                            8.21%            0.81%
    Returns After Taxes on Distributions                            7.62%            0.00%
    Returns After Taxes on Distributions and Sale of Fund
    Shares                                                          5.31%            0.18%
-----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 4.31%            7.17%           Since 2/28/01
-----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                28.68%           -2.21%           Since 2/28/01
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index3
(reflects no deduction for fees, expenses or taxes)                13.07%            3.89%           Since 2/28/01
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                                     1 YEAR       SINCE INCEPTION    DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                 7.86%            0.48%              7/13/01
-----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 4.31%            7.54%           Since 6/30/01
-----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                28.68%           -2.17%           Since 6/30/01
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                13.07%            4.14%           Since 6/30/01
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                     1 YEAR      SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                11.82%            1.45%              5/23/01
-----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 4.31%            7.45%           Since 5/31/01
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                28.68%           -3.03%           Since 5/31/01
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                13.07%            3.78%           Since 5/31/01
-----------------------------------------------------------------------------------------------------------------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500
  Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 AGGRESSIVE ALLOCATION FUND           BALANCED ALLOCATION FUND

                                               CLASS A      CLASS B   CLASS C       CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on
    Purchases (as percentage of offering        4.75% 1      None      None          4.75% 1      None       None
    price)
--------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)        None         5.00% 2   1.00% 3       None         5.00% 2    1.00%3
    (as percentage of net asset value)
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering      None         None      None          None         None       None
price)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount       None         None      None          None         None       None
redeemed, if applicable)
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                                    None         None      None          None         None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                        0.25% 4      0.25% 4   0.25% 4       0.75%        0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.05% 5      0.65%     0.65%         0.05% 5      0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6                 0.25%        0.25%     0.25%         0.25%        0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------
   Other                                        0.25%        0.25%     0.25%         0.18%        0.18%      0.18%
--------------------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.50%        0.50%     0.50%         0.43%        0.43%      0.43%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses            0.80% 4      1.40% 4   1.40% 4       1.23%        1.93%      1.93%
--------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses               1.00% 7      1.00% 7   1.00% 7        N/A          N/A        N/A
--------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses      1.80% 7      2.40% 7   2.40% 7        N/A          N/A        N/A
--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CONSERVATIVE ALLOCATION FUND

                                              CLASS A      CLASS B   CLASS C
--------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)               4.75% 1      None      None
--------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                                None         5.00% 2   1.00% 3
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                 None         None      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                 None         None      None
--------------------------------------------------------------------------------
Exchange Fee                                    None         None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4                      0.25%        0.25%     0.25%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                    0.05% 5      0.65%     0.65%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees 6                 0.25%        0.25%     0.25%
--------------------------------------------------------------------------------
   Other                                        0.23%        0.23%     0.23%
--------------------------------------------------------------------------------
Total Other Expenses                            0.48%        0.48%     0.48%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                            0.78%        1.38%     1.38%
--------------------------------------------------------------------------------
Indirect Underlying Fund Expenses 7             0.86%        0.86%     0.86%
--------------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses 7                                      1.64%        2.24%     2.24%
--------------------------------------------------------------------------------


1 This sales charge varies depending upon how much you invest. See "Sales
  Charges."
2 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
4 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                          TOTAL        TOTAL         TOTAL
                                          ADVISORY      EXPENSES      EXPENSES     EXPENSES
  FUND                                      FEES        (CLASS A)    (CLASS B)     (CLASS C)
  Aggressive Allocation Fund                0.00%         0.55%        1.15%         1.15%
  Conservative Allocation Fund              0.00%         0.53%        1.13%         1.13%

   The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                           TOTAL          TOTAL          TOTAL
                                          ADVISORY       EXPENSES       EXPENSES       EXPENSES
  FUND                                      FEES         (CLASS A)      (CLASS B)      (CLASS C)
  Aggressive Allocation Fund                0.00%          0.55%          1.13%          1.13%
  Conservative Allocation Fund              0.00%          0.53%          1.13%          1.13%


   These fee waivers are voluntary and may be revised or discontinued at any time.


5 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
6 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
7 Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.


   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                          Aggressive               Conservative
                                        Allocation Fund          Allocation Fund
                                        ---------------          ---------------
      International Equity Fund               0.00%                   0.00%
      Large Cap Growth Fund                  16.87%                   8.33%
      Large Cap Value Fund                   25.08%                  12.39%
      Small Cap Growth Fund                  18.75%                   9.25%
      Small Cap Value Fund                   18.87%                   9.30%
      Bond Fund                              19.92%                   0.00%
      Intermediate Bond Fund                  0.00%                  59.62%
      Money Market Fund                       0.51%                   1.11%

   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:



                                        CLASS A      CLASS B      CLASS C
      Aggressive Allocation Fund         1.54%        2.14%        2.14%
      Conservative Allocation Fund       1.30%        1.90%        1.90%

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:


                                        CLASS A      CLASS B      CLASS C
      Aggressive Allocation Fund         1.55%        2.15%        2.15%
      Conservative Allocation Fund       1.39%        1.99%        1.99%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR     3 YEARS      5 YEARS    10 YEARS
                                  ------     -------      -------    --------
AGGRESSIVE ALLOCATION FUND*
    Class A Shares                  $649      $1,014      $1,404       $2,490
    Class B Shares 1                 743       1,148       1,480        2,588
    Class B Shares 2                 243         748       1,280        2,588
    Class C Shares 1                 343         748       1,280        2,736
    Class C Shares 2                 243         748       1,280        2,736
-------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class A Shares                  $594        $847      $1,119       $1,893
    Class B Shares 1                 696       1,006       1,242        2,072
    Class B Shares 2                 196         606       1,042        2,072
    Class C Shares 1                 296         606       1,042        2,254
    Class C Shares 2                 196         606       1,042        2,254
-------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class A Shares                  $634        $968      $1,324       $2,326
    Class B Shares 1                 727       1,100       1,400        2,424
    Class B Shares 2                 227         700       1,200        2,424
    Class C Shares 1                 327         700       1,200        2,575
    Class C Shares 2                 227         700       1,200        2,575
-------------------------------------------------------------------------------


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.
1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND

FUND SUMMARY
INVESTMENT GOAL                       Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in a diversified portfolio of investment grade
                                      fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years


PRINCIPAL RISKS                       Market risk, interest rate risk, prepayment/extension
                                      risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994         1995       1996      1997      1998       1999       2000      2001       2002       2003
-3.68%       17.13%     3.11%     9.12%     7.27%      -2.04%     7.30%     7.26%      9.71%      3.80%

Best Quarter                6.11%           (6/30/95)
Worst Quarter              -2.61%           (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.32%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Bond Fund
  Returns Before Taxes                       -1.12%        4.10%         5.22%
  Returns After Taxes on Distributions       -2.40%        2.03%         2.96%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                    -0.74%        2.18%         3.00%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                            4.10%        6.62%         6.95%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS B SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                             -1.92%        4.04%          N/A           5.01%           2/4/94
--------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                            4.10%        6.62%          N/A           6.86%        Since 1/31/94
--------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS C SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                              2.08%         N/A           N/A           6.65%           6/12/00
--------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                            4.10%         N/A           N/A           9.05%        Since 5/31/00
--------------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


FUND FEES AND EXPENSES


See page 89 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GOVERNMENT MORTGAGE FUND
         (FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

FUND SUMMARY
INVESTMENT GOAL                       Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in mortgage-related securities issued or
                                      guaranteed by the U.S. government


PRINCIPAL RISKS                       Market risk, interest rate risk, prepayment/extension
                                      risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.



PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994          1995        1996       1997        1998       1999       2000        2001       2002      2003
-0.70%        13.50%      4.54%      7.87%       6.83%      0.95%      10.00%      7.35%      7.92%     1.88%

Best Quarter                3.88%           (6/30/95)
Worst Quarter              -1.13%           (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.53%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                          1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------
Armada Government Mortgage Fund
   Returns Before Taxes                                 -2.98%         4.55%          5.42%
   Returns After Taxes on Distributions                 -4.21%         2.48%          2.87%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                       -1.94%         2.57%          2.97%
--------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)      3.07%         6.55%          6.89%
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE        DATE OF
CLASS B SHARES                                          1 YEAR        5 YEARS       10 YEARS      INCEPTION     INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Armada Government Mortgage Fund                         -3.65%         4.48%            N/A          5.17%         2/4/94
----------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)      3.07%         6.55%            N/A          6.84%      Since 1/31/94
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE        DATE OF
CLASS C SHARES                                          1 YEAR        5 YEARS       10 YEARS      INCEPTION     INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Armada Government Mortgage Fund                          0.29%           N/A            N/A          6.16%        6/21/00
----------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1                                                                          Since
(reflects no deduction for fees, expenses or taxes)      3.07%           N/A            N/A          7.80%        6/30/00
----------------------------------------------------------------------------------------------------------------------------

1 The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.


FUND FEES AND EXPENSES


See page 89 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY
INVESTMENT GOAL                       High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in investment grade fixed income securities,
                                      while maintaining a dollar-weighted average maturity of
                                      between three and ten years


PRINCIPAL RISKS                       Market risk, interest rate risk, prepayment/extension
                                      risk, credit risk, foreign risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994          1995         1996       1997        1998        1999       2000       2001      2002      2003
-4.78%        15.39%       2.77%      6.67%       7.44%       -0.37%     6.52%      7.60%     9.67%     3.75%

Best Quarter                5.33%           (6/30/95)
Worst Quarter              -3.34%           (3/31/94)



The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.34%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund
   Returns Before Taxes                       -1.17%       4.35%         4.82%
   Returns After Taxes on Distributions       -2.30%       2.36%         2.66%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -0.77%       2.44%         2.72%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             4.31%       6.65%         6.63%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS B SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                 -1.88%       4.34%         N/A             4.84%            1/6/98
---------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             4.31%       6.65%         N/A             6.95%        Since 12/31/97
---------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS C SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                  2.11%         N/A         N/A            6.93%            5/30/00
---------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             4.31%         N/A         N/A            8.85%          Since 5/31/00
---------------------------------------------------------------------------------------------------------------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES


See page 90 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY
INVESTMENT GOAL                       Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in investment grade fixed income securities,
                                      while maintaining a dollar-weighted average maturity of
                                      between one and five years


PRINCIPAL RISKS                       Market risk, interest rate risk, prepayment/extension
                                      risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002        2003
7.60%         5.18%       6.33%      6.58%       3.15%       4.39%       9.03%      5.09%       2.07%

Best Quarter                3.59%           (3/31/01)
Worst Quarter              -0.34%           (12/31/00)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.12%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------
                                                                                   SINCE           DATE OF
CLASS A SHARES                                       1 YEAR       5 YEARS        INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                  9/9/94
   Returns Before Taxes                              -0.77%        4.13%           5.10%
   Returns After Taxes on Distributions              -1.68%        2.26%           2.99%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                               -0.50%        2.34%           3.01%
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or
taxes)                                                2.74%         5.74%          6.23%        Since 8/31/94
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                                                   SINCE           DATE OF
CLASS B SHARES                                       1 YEAR       5 YEARS        INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                    -3.71%          N/A           3.89%          8/11/99
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or
taxes)                                                2.74%          N/A           6.14%        Since 7/31/99
---------------------------------------------------------------------------------------------------------------
                                                                                                   DATE OF
CLASS C SHARES                                       1 YEAR       5 YEARS     SINCE INCEPTION     INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                     0.37%          N/A           4.37%         1/27/00
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or                                                       Since
taxes)                                                2.74%          N/A           6.52%         1/31/00
---------------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES


See page 91 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY
INVESTMENT GOAL                       Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in investment grade fixed income securities,
                                      while maintaining an average dollar-weighted maturity of
                                      between four and twelve years


PRINCIPAL RISKS                       Market risk, credit risk, interest rate risk,
                                      prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002        2003
18.37%        2.86%       8.54%      8.68%       -3.21%      12.33%      7.01%      10.81%      4.86%

Best Quarter                6.25%           (6/30/95)
Worst Quarter              -2.58%           (3/31/96)



The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.37%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE         DATE OF
CLASS A SHARES                                         1 YEAR        5 YEARS       INCEPTION      INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                  9/6/94
   Returns Before Taxes                                -0.12%          5.19%         6.73%
   Returns After Taxes on Distributions                -1.98%          2.91%         4.10%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                       0.20%          3.02%         4.10%
---------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                  4.67%          6.66%         7.77%       Since 8/31/94
---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE         DATE OF
CLASS B SHARES                                         1 YEAR        5 YEARS       INCEPTION      INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                     -0.79%          N/A           7.13%        9/29/99
---------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                  4.67%          N/A           8.32%       Since 9/30/99
---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE         DATE OF
CLASS C SHARES                                         1 YEAR       5 YEARS        INCEPTION      INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                      3.14%          N/A           7.77%          10/3/00
---------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                  4.67%          N/A           8.82%       Since 9/30/00
---------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES


See page 91 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY
INVESTMENT GOAL                       High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY         Investing in high-quality fixed income securities with an
                                      average maturity of 9 to 15 months


PRINCIPAL RISKS                       Market risk, credit risk, interest rate risk,
                                      prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION



Class A Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2003
1.76%

Best Quarter               0.73%            (3/31/03)
Worst Quarter              0.23%            (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR       SINCE INCEPTION       DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                                                   12/2/02
       Returns Before Taxes                              1.76%            2.12%
       Returns After Taxes on Distributions              1.14%            1.50%
       Returns After Taxes on Distributions and
       Sale of Fund Shares                               1.14%            1.44%
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S. Corporate/Government
Index 1
(reflects no deduction for fees, expenses or taxes)      2.74%            6.25%               Since 11/30/02
---------------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


FUND FEES AND EXPENSES


See page 92 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 BOND FUND                    GOVERNMENT MORTGAGE FUND

                                        CLASS A     CLASS B    CLASS C     CLASS A    CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.50% 1     None       None       4.50% 1     None       None
------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None        5.00% 2    1.00% 3     None       5.00% 2    1.00% 3
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None       None        None       None       None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of         None        None       None        None       None       None
amount redeemed, if applicable)
------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None       None        None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                   0.55%       0.55%      0.55%      0.55% 6     0.55% 6    0.55% 6
-----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.05% 4     0.75%      0.75%      0.05% 4     0.75%      0.75%
-----------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5            0.25%       0.25%      0.25%      0.25%       0.25%      0.25%
-----------------------------------------------------------------------------------------------------------
   Other                                   0.14%       0.14%      0.14%      0.18%       0.18%      0.18%
-----------------------------------------------------------------------------------------------------------
Total Other Expenses                       0.39%       0.39%      0.39%      0.43%       0.43%      0.43%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                         0.99%       1.69%      1.69%      1.03% 6     1.73% 6    1.73% 6
-----------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                          INTERMEDIATE BOND FUND

                                         CLASS A     CLASS B     CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.50% 1    None        None
-------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00% 2     1.00% 3
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None        None
-------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None        None
-------------------------------------------------------------------------
Exchange Fee                               None       None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 6                0.55%       0.55%       0.55%
-------------------------------------------------------------------------
Distribution (12b-1) Fees                 0.05% 4     0.75%       0.75%
-------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------
   Shareholder Servicing Fees5            0.25%       0.25%       0.25%
------------------------------------------------------------------------
   Other                                  0.14%       0.14%       0.14%
------------------------------------------------------------------------
Total Other Expenses                      0.39%       0.39%       0.39%
------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 6                      0.99%       1.69%       1.69%
------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         LIMITED MATURITY BOND FUND            TOTAL RETURN ADVANTAGE FUND

                                          CLASS A    CLASS B    CLASS C        CLASS A    CLASS B     CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          2.00% 1      None        None       4.50% 1    None        None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None         5.00% 2     1.00% 3    None       5.00% 2     1.00% 3
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None         None        None       None       None        None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None         None        None       None       None        None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                               None         None        None       None       None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 6                 0.45%        0.45%      0.45%       0.55%      0.55%       0.55%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.05% 4      0.75%      0.75%       0.05% 4    0.75%       0.75%
-------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5            0.25%        0.25%      0.25%       0.25%      0.25%       0.25%
-------------------------------------------------------------------------------------------------------------
   Other                                   0.14%        0.14%      0.14%       0.15%      0.15%       0.15%
-------------------------------------------------------------------------------------------------------------
Total Other Expenses                       0.39%        0.39%      0.39%       0.40%      0.40%       0.40%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 6                       0.89%        1.59%      1.59%       1.00%      1.70%       1.70%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                              ULTRA SHORT BOND FUND

                                          CLASS A    CLASS B    CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)        1.00% 1      None        None
-----------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                         None         5.00% 2     1.00% 3
-----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                          None         None        None
-----------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)          None         None        None
-----------------------------------------------------------------------------
Exchange Fee                             None         None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 6               0.40%        0.40%       0.40%
-----------------------------------------------------------------------------
Distribution (12b-1) Fees                0.02% 4      0.75%       0.75%
-----------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------
   Shareholder Servicing Fees 5          0.25%        0.25%       0.25%
-----------------------------------------------------------------------------
   Other                                 0.14%        0.14%       0.14%
-----------------------------------------------------------------------------
Total Other Expenses                     0.39%        0.39%       0.39%
-----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 6                     0.81%        1.54%       1.54%
-----------------------------------------------------------------------------


1 This sales charge varies depending upon how much you invest. See "Sales
  Charges."
2 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
4 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.
5 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
6 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                          TOTAL        TOTAL          TOTAL
                                          ADVISORY      EXPENSES      EXPENSES      EXPENSES
  FUND                                      FEES        (CLASS A)    (CLASS B)      (CLASS C)
  Government Mortgage Fund                  0.40%         0.94%        1.64%          1.64%
  Intermediate Bond Fund                    0.40%         0.84%        1.54%          1.54%
  Limited Maturity Bond Fund                0.35%         0.79%        1.49%          1.49%
  Total Return Advantage Fund               0.40%         0.85%        1.55%          1.55%
  Ultra Short Bond Fund                     0.20%         0.61%          *              *


* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.


  The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                           TOTAL          TOTAL          TOTAL
  FUND                                    ADVISORY       EXPENSES       EXPENSES       EXPENSES
                                            FEES         (CLASS A)      (CLASS B)      (CLASS C)
  Government Mortgage Fund                  0.40%          0.88%          1.58%          1.58%
  Intermediate Bond Fund                    0.40%          0.84%          1.54%          1.54%
  Limited Maturity Bond Fund                0.35%          0.79%          1.49%          1.49%
  Total Return Advantage Fund               0.40%          0.85%          1.54%          1.54%
  Ultra Short Bond Fund                     0.20%          0.61%            *              *


* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.

  These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                  ------      -------     -------     --------
BOND FUND
    Class A Shares                  $546        $751         $972       $1,608
    Class B Shares 1                 672         933        1,118        1,812
    Class B Shares 2                 172         533          918        1,812
    Class C Shares 1                 272         533          918        1,998
    Class C Shares 2                 172         533          918        1,998
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
    Class A Shares                  $550        $763         $993       $1,653
    Class B Shares 1                 676         945        1,139        1,856
    Class B Shares 2                 176         545          939        1,856
    Class C Shares 1                 276         545          939        2,041
    Class C Shares 2                 176         545          939        2,041
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
    Class A Shares                  $546        $751         $972       $1,608
    Class B Shares 1                 672         933        1,118        1,812
    Class B Shares 2                 172         533          918        1,812
    Class C Shares 1                 272         533          918        1,998
    Class C Shares 2                 172         533          918        1,998
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
    Class A Shares                  $289        $478         $683       $1,274
    Class B Shares 1                 662         902        1,066        1,702
    Class B Shares 2                 162         502          866        1,702
    Class C Shares 1                 262         502          866        1,889
    Class C Shares 2                 162         502          866        1,889
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
    Class A Shares                  $547        $754         $978       $1,620
    Class B Shares 1                 673         936        1,123        1,823
    Class B Shares 2                 173         536          923        1,823
    Class C Shares 1                 273         536          923        2,009
    Class C Shares 2                 173         536          923        2,009
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
    Class A Shares                  $182        $356         $545       $1,092
    Class B Shares 1                 657         886        1,039        1,638
    Class B Shares 2                 157         486          839        1,638
    Class C Shares 1                 257         486          839        1,834
    Class C Shares 2                 157         486          839        1,834


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ARMADA INTERMEDIATE TAX EXEMPT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA NATIONAL TAX EXEMPT BOND FUND")

FUND SUMMARY
INVESTMENT GOAL                       Current income exempt from federal income tax as is
                                      consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that pay interest that
                                      is exempt from federal income tax

PRINCIPAL RISKS                       Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada Intermediate Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994         1995         1996       1997       1998      1999        2000       2001       2002       2003
-4.58%       14.05%       -1.07%     6.57%      5.85%     -0.91%      8.87%      4.48%      8.15%      3.73%

Best Quarter                3.66%                    (6/30/02)
Worst Quarter              -1.85%                    (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -1.12%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------------------
                                                                             SINCE COMMENCEMENT AS     DATE OF COMMENCEMENT
CLASS A SHARES                      1 YEAR      5 YEARS      10 YEARS           REGISTERED FUND         AS REGISTERED FUND
---------------------------------------------------------------------------------------------------------------------------
Armada Intermediate Tax Exempt
Bond Fund                                                                                                  4/9/98
   Returns Before Taxes              -1.18%       3.80%          3.82% 1             4.05%
   Returns After Taxes on
   Distributions                     -1.18%       3.79%          N/A 2               4.03%
   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                        0.44%       3.81%          N/A 2               4.03%
---------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 3
(reflects no deduction for
fees, expenses or taxes)              5.45%       5.92%         5.85%                6.09%              Since 6/30/98
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       1 YEAR     5 YEARS      10 YEARS           SINCE INCEPTION          DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada Intermediate Tax Exempt
Bond Fund                            -1.99%        N/A           N/A                 3.47%                 1/28/99
---------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 3
(reflects no deduction for
fees, expenses or taxes)              5.45%        N/A           N/A                 5.71%               Since 1/31/99
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       1 YEAR     5 YEARS      10 YEARS           SINCE INCEPTION          DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada Intermediate Tax Exempt
Bond Fund                             2.01%        N/A           N/A                 5.35%                    2/24/00
---------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 3
(reflects no deduction for
fees, expenses or taxes)              5.45%        N/A           N/A                 7.78%                 Since 2/29/00
---------------------------------------------------------------------------------------------------------------------------

1 Performance for periods prior to the Fund's commencement as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES
See page 111 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA MICHIGAN MUNICIPAL BOND FUND")

FUND SUMMARY
INVESTMENT GOAL                       Current income exempt from federal income
                                      tax and, to the  extent possible, from Michigan
                                      personal income tax, as is consistent with
                                      conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that
                                      pay interest that is exempt from federal
                                      and Michigan state income taxes

PRINCIPAL RISKS                       Market risk, interest rate risk, credit risk, single
                                      state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1994         1995         1996     1997       1998       1999       2000       2001      2002       2003
-3.00%       13.24%       2.84%    6.93%      4.76%      -1.60%     8.71%      4.38%     8.06%      3.83%

Best Quarter                5.19%           (3/31/95)
Worst Quarter              -3.27%           (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.99%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------

CLASS A SHARES                                1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Intermediate Municipal
Bond Fund
   Returns Before Taxes                       -1.10%       3.60%        4.20%
   Returns After Taxes on Distributions       -1.10%       3.58%        4.15%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     0.59%       3.65%        4.16%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      5.45%       5.92%        5.85%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE           DATE OF
CLASS B SHARES                                 1 YEAR     5 YEARS      10 YEARS      INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Michigan Intermediate Municipal
Bond Fund                                     -1.89%       3.50%         N/A           3.92%           2/4/94
-------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      5.45%       5.92%         N/A           5.79%        Since 1/31/94
-------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE           DATE OF
CLASS C SHARES                                 1 YEAR     5 YEARS      10 YEARS      INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Michigan Intermediate Municipal
Bond Fund                                      2.18%         N/A          N/A           4.34%           8/6/01
-------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      5.45%         N/A          N/A           6.71%        Since 7/31/01
-------------------------------------------------------------------------------------------------------------------

1 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES


See page 111 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA OHIO TAX EXEMPT BOND FUND")

FUND SUMMARY
INVESTMENT GOAL                       Current income exempt from federal income tax and, to the
                                      extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that pay
                                      interest that is exempt from federal income
                                      and Ohio personal income taxes

PRINCIPAL RISKS                       Market risk, interest rate risk, credit risk,
                                      single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1994         1995         1996        1997        1998       1999        2000     2001       2002       2003
-4.19%       13.37%       3.92%       7.35%       5.25%      -1.14%      8.67%    4.23%      8.53%      3.51%

Best Quarter                5.04%           (3/31/95)
Worst Quarter              -4.89%           (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -1.12%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Intermediate Tax Exempt Bond
Fund
   Returns Before Taxes                        0.44%        4.05%         4.52%
   Returns After Taxes on Distributions        0.44%        4.05%         4.52%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     1.45%        4.04%         4.49%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      5.45%        5.92%         5.85%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE              DATE OF
CLASS B SHARES                                1 YEAR       5 YEARS      10 YEARS      INCEPTION           INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Ohio Intermediate Tax Exempt Bond
Fund                                          -2.21%         N/A           N/A          2.66%            12/4/01
----------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      5.45%         N/A           N/A          7.12%        Since 11/30/01
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE              DATE OF
CLASS C SHARES                                1 YEAR       5 YEARS      10 YEARS      INCEPTION           INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Ohio Intermediate Tax Exempt Bond
Fund                                           1.88%         N/A           N/A          5.43%            6/23/00
----------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      5.45%         N/A           N/A          7.62%         Since 6/30/00
----------------------------------------------------------------------------------------------------------------------

1 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page 112 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA PENNSYLVANIA MUNICIPAL BOND FUND")

FUND SUMMARY
INVESTMENT GOAL                       Current income exempt from both regular federal
                                      income tax and, to the extent possible,
                                      Pennsylvania personal income  tax as is consistent
                                      with conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that
                                      pay interest that is exempt from federal income
                                      and Pennsylvania personal income taxes

PRINCIPAL RISKS                       Market risk, interest rate risk, credit risk, single
                                      state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002        2003
6.83%         5.62%       -1.05%     8.77%       4.20%       8.03%       3.63%

Best Quarter                3.79%           (9/30/02)
Worst Quarter              -1.85%           (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -1.36%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE CLASS B SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2003. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------
                                                                                  SINCE           DATE OF
CLASS A SHARES                                     1 YEAR        5 YEARS        INCEPTION        INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Intermediate Municipal                                                         9/11/96
Bond Fund
   Returns Before Taxes                            0.54%          4.01%            4.85%
   Returns After Taxes on Distributions            0.54%          4.01%            4.80%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                             1.48%          4.01%            4.73%
--------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                             5.45%          5.92%            6.40%        Since 8/31/96
--------------------------------------------------------------------------------------------------------------
                                                                                  SINCE           DATE OF
CLASS C SHARES                                     1 YEAR        5 YEARS        INCEPTION        INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Intermediate Municipal
Bond Fund                                          1.91%           N/A             4.38%           2/24/00
--------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                             5.45%           N/A             7.78%        Since 2/29/00
--------------------------------------------------------------------------------------------------------------

1 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page 112 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       INTERMEDIATE TAX EXEMPT BOND FUND         MICHIGAN INTERMEDIATE MUNICIPAL
                                                                                            BOND FUND

                                          CLASS A      CLASS B    CLASS C          CLASS A      CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)         3.00% 1      None       None           3.00% 1       None        None
-------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None        5.00% 2   1.00% 3          None        5.00% 2     1.00% 3
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None       None            None         None        None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None       None            None         None        None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None       None            None         None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4                0.55%       0.55%      0.55%           0.55%        0.55%       0.55%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                 0.05% 5     0.75%      0.75%           0.05% 5      0.75%       0.75%
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%       0.25%      0.25%           0.25%        0.25%       0.25%
-------------------------------------------------------------------------------------------------------------------
   Other                                  0.15%       0.15%      0.15%           0.15%        0.15%       0.15%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.40%       0.40%      0.40%           0.40%        0.40%       0.40%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                      1.00%       1.70%      1.70%           1.00%        1.70%       1.70%
-------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       OHIO INTERMEDIATE TAX EXEMPT BOND         PENNSYLVANIA INTERMEDIATE MUNICIPAL
                                                     FUND                                     BOND FUND

                                          CLASS A      CLASS B    CLASS C            CLASS A      CLASS B      CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)         3.00% 1      None        None              3.00% 1      None          None
-----------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                          None         5.00% 2     1.00% 3           None         5.00% 2       1.00% 3
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                           None         None        None              None         None          None
-----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None         None        None              None         None          None
-----------------------------------------------------------------------------------------------------------------------
Exchange Fee                              None         None        None              None         None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4                0.55%        0.55%       0.55%             0.55%         0.55%        0.55%
-----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                 0.05% 5      0.75%       0.75%             0.05% 5       0.75%        0.75%
-----------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6           0.25%        0.25%       0.25%             0.25%         0.25%        0.25%
-----------------------------------------------------------------------------------------------------------------------
   Other                                  0.15%        0.15%       0.15%             0.18%         0.18%        0.18%
-----------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.40%        0.40%       0.40%             0.43%         0.43%        0.43%
-----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                      1.00%        1.70%       1.70%             1.03%         1.73%        1.73%
-----------------------------------------------------------------------------------------------------------------------


1 This sales charge varies depending upon how much you invest. See "Sales
  Charges."
2 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
4 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                                   TOTAL          TOTAL         TOTAL
                                                    ADVISORY      EXPENSES      EXPENSES       EXPENSES
  FUND                                                FEES       (CLASS A)      (CLASS B)     (CLASS C)
  Intermediate Tax Exempt Bond Fund                   0.40%        0.85%          1.55%         1.55%
  Michigan Intermediate Municipal Bond Fund           0.40%        0.85%          1.55%         1.55%
  Ohio Intermediate Tax Exempt Bond Fund              0.40%        0.85%          1.55%         1.55%
  Pennsylvania Intermediate Municipal Bond Fund       0.40%        0.88%            *           1.58%

* Class B Shares of the Pennsylvania Intermediate Municipal Bond Fund were not in operation during the last fiscal year.

   The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                           ADVISORY       TOTAL        TOTAL          TOTAL
  FUND                                       FEES       EXPENSES      EXPENSES      EXPENSES
                                                        (CLASS A)    (CLASS B)      (CLASS C)
  Intermediate Tax Exempt Bond Fund          0.40%        0.85%        1.55%          1.55%
  Michigan Intermediate Municipal Bond
  Fund                                       0.40%        0.85%        1.55%          1.55%
  Ohio Intermediate Tax Exempt Bond Fund     0.40%        0.85%        1.55%          1.55%
  Pennsylvania Intermediate Municipal        0.40%        0.86%        1.58%          1.58%
  Bond Fund


  These fee waivers are voluntary and may be revised or discontinued at any time.

5 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
6 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                        1 YEAR    3 YEARS   5 YEARS     10 YEARS
                                        ------    -------   -------     --------
INTERMEDIATE TAX EXEMPT BOND FUND
    Class A Shares                        $399       $609      $836      $1,488
    Class B Shares 1                       673        936     1,123       1,823
    Class B Shares 2                       173        536       923       1,823
    Class C Shares 1                       273        536       923       2,009
    Class C Shares 2                       173        536       923       2,009
--------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
    Class A Shares                        $399       $609      $836      $1,488
    Class B Shares 1                       673        936     1,123       1,823
    Class B Shares 2                       173        536       923       1,823
    Class C Shares 1                       273        536       923       2,009
    Class C Shares 2                       173        536       923       2,009
--------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
    Class A Shares                        $399       $609      $836      $1,488
    Class B Shares 1                       673        936     1,123       1,823
    Class B Shares 2                       173        536       923       1,823
    Class C Shares 1                       273        536       923       2,009
    Class C Shares 2                       173        536       923       2,009
--------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND
FUND
    Class A Shares                        $402       $618      $852      $1,522
    Class B Shares 1                       676        945     1,139       1,856
    Class B Shares 2                       176        545       939       1,856
    Class C Shares 1                       276        545       939       2,041
    Class C Shares 2                       176        545       939       2,041
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 120 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.


                                                                 High-Yield
              Equity      Convertible  Fixed Income  Government  Lower Rated  Municipal   Asset-Backed  Mortgage-Backed  Foreign
              Securities  Securities   Securities    Securities  Securities   Securities  Securities    Securities       Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
INTERNATIONAL    X                                                                                                           X
EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
LARGE CAP
CORE EQUITY
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
LARGE CAP
GROWTH FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
LARGE CAP
VALUE FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
MID CAP GROWTH
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
MID CAP VALUE
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
S&P 500 INDEX
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
SMALL CAP CORE
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
SMALL CAP
GROWTH FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
SMALL CAP
VALUE FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
TAX MANAGED
EQUITY FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
AGGRESSIVE
ALLOCATION
FUND             X                         X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
BALANCED
ALLOCATION
FUND             X            X            X             X                                    X             X                X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
CONSERVATIVE
ALLOCATION
FUND             X                         X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
BOND FUND                                  X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
GOVERNMENT
MORTGAGE
FUND                                       X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
INTERMEDIATE
BOND FUND                                  X             X                                    X             X                X
------------------------------------------------------------------------------------------------------------------------------------


                                                                 High-Yield
              Equity      Convertible  Fixed Income  Government  Lower Rated  Municipal   Asset-Backed  Mortgage-Backed  Foreign
              Securities  Securities   Securities    Securities  Securities   Securities  Securities    Securities       Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED
MATURITY BOND
FUND                                       X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL
RETURN
ADVANTAGE FUND                             X             X           X                        X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA ULTRA
SHORT BOND FUND                            X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
INTERMEDIATE
TAX EXEMPT
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
MICHIGAN
INTERMEDIATE
MUNICIPAL
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA OHIO
INTERMEDIATE
TAX EXEMPT
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
PENNSYLVANIA
INTERMEDIATE
MUNICIPAL
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Armada Balanced Allocation Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Ultra Short Bond Fund and Armada Total Return Advantage Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------

CLASS I SHARES                             1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund                   0.78%          3.44%         4.26%
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                               MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund          Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund         Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund              Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund               Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   value-oriented common stocks of large cap
                                   companies
--------------------------------------------------------------------------------

FUND                               MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Mid Cap Growth Fund                Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   growth-oriented common stocks of mid cap
                                   companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                 Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   value-oriented common stocks of mid cap
                                   companies
--------------------------------------------------------------------------------
S&P 500 Index Fund                 Investors seeking returns similar to those of
                                   the S&P 500 Composite Stock Price Index who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund              Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   growth-oriented common stocks of small cap
                                   companies
--------------------------------------------------------------------------------
Small Cap Value Fund               Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   value-oriented common stocks of small cap
                                   companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund            Investors seeking capital appreciation who
                                   want to maximize after-tax returns and who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks
--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                               MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Aggressive Allocation Fund         Investors seeking capital growth with the
                                   potential for above average total returns (as
                                   measured by the returns of the S&P 500
                                   Composite Stock Price Index) who are willing
                                   to accept the risks of investing in a fund
                                   that may allocate a high percentage of its
                                   assets in Underlying Armada Funds that focus
                                   their investments in equity securities
--------------------------------------------------------------------------------

FUND                               MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Balanced Allocation Fund           Investors seeking broad diversification by
                                   asset class and style to manage risk and
                                   provide the potential for above average total
                                   returns (as measured by the returns of the
                                   S&P 500 Composite Stock Price Index and the
                                   Lehman U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund       Investors seeking current income with the
                                   potential for above average total returns (as
                                   measured by the returns of the Lehman U.S.
                                   Aggregate Bond Index) who are willing to
                                   accept the risks of investing in a fund that
                                   may allocate a high percentage of its assets
                                   in Underlying Armada Funds that focus their
                                   investments in fixed income securities
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Bond Fund                          Investors seeking current income who are
                                   willing to accept the risks of investing in a
                                   fund that invests primarily in fixed income
                                   securities
--------------------------------------------------------------------------------
Government Mortgage Fund           Investors seeking current income who are
                                   interested in the lower credit risk
                                   associated with a fund that invests primarily
                                   in U.S. government fixed income securities
--------------------------------------------------------------------------------
Intermediate Bond Fund             Investors seeking current income who are
                                   willing to accept the risks of investing in a
                                   fund that invests primarily in intermediate
                                   term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund         Investors seeking current income who are
                                   seeking to minimize share price volatility
                                   relative to our other fixed income funds and
                                   who are willing to accept the risks of
                                   investing in a fund that invests primarily in
                                   shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund        Investors seeking total return with less
                                   share price volatility than a fund that
                                   invests primarily in equity securities who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in fixed
                                   income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund              Investors seeking high current income but who
                                   desire the relative safety of investing in a
                                   fund that invests primarily in shorter term
                                   investment quality debt securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                 MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund  Investors seeking current income exempt from federal income tax who are willing to accept
                                   moderate share price volatility
--------------------------------------------------------------------------------
Michigan Intermediate Municipal    Investors seeking current income exempt from
Bond Fund                          federal and Michigan income taxes who are
                                   willing to accept moderate share price
                                   volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt       Investors seeking current income exempt from
Bond Fund                          federal and Ohio income taxes who are willing
                                   to accept moderate share price volatility

--------------------------------------------------------------------------------
Pennsylvania Intermediate          Investors seeking current income exempt from
Municipal Bond Fund                federal and Pennsylvania income taxes who are
                                   willing to accept moderate share price
                                   volatility
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

INVESTMENT SUB-ADVISER


Investment Counselors, a SEC-registered investment adviser, serves as Sub-Adviser to the Armada Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2004, Investment Counselors managed over $506 million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Armada Small Cap Core Fund. For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

SUB-ADVISER'S INVESTMENT PERFORMANCE

Although the Armada Small Cap Core Fund has no prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Armada Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Armada Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Armada Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the Sub-Adviser's client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

---------------------------------------------------------------------------------------------------------------
      Year        Annual        Russell      Number     Composite    Total Assets at   Percentage     Total
(as of December   Total       2000 Index       of       Dispersion    End of Period      of Firm      Firm
      31)         Return (%)      (%)      Portfolios      (%)          (millions)       Assets       Assets
---------------------------------------------------------------------------------------------------------------
      1994           -3.9        -1.8          2           0.94           $26.0           0.28        $91.3
      1995           26.0        28.4          2           0.00           $35.0           0.26        $136.4
      1996           23.9        16.5          1           0.00           $41.0           0.08        $521.4
      1997           27.9        22.3          2           0.00           $62.0           0.12        $512.2
      1998            4.9        -2.6          3           0.32           $68.0           0.11        $592.1
      1999           11.9        21.3          2           0.22           $65.4           0.11        $591.0
      2000            3.4        -3.0          2           0.16           $36.4           0.07        $527.3
      2001           -4.6         2.5          2           0.06           $34.5           0.09        $405.4
      2002          -15.1       -20.5          3           0.15           $29.3           0.08        $350.9
      2003           52.2        47.3          3           2.06            $2.4           0.01        $459.5
---------------------------------------------------------------------------------------------------------------

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2003)

                          INVESTMENT COUNSELORS
                        SMALL CAP EQUITY COMPOSITE       RUSSELL 2000 INDEX
                        --------------------------       ------------------
1 Year                            52.2%                        47.3%
5 Year                            7.4%                          7.1%
10 Year                           11.1%                         9.5%

NOTES:


1. Investment Counselors is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.
2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.
3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Armada Small Cap Core Fund and include both active and closed accounts.
4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.
5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.
6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2003 the composite had $2.4 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM)standards is available upon request by contacting Lisa Teter at LTETER@INVESTMENTCOUNSELORS.COM or by calling (314) 587-7734.
7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.
8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.
9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.

--------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------
                                           International Equity Investment
International Equity Fund                  Management Team                                      1.15%
--------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                 Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                      Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Large Cap Value Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Mid Cap Growth Fund                        Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Mid Cap Value Fund                         Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
S&P 500 Index Fund                         Team                                                 0.20%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
                                           Team, Investment Counselors
Small Cap Core Fund                        (sub-adviser)                                        1.00% 1
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Small Cap Growth Fund                      Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small Cap Value Fund                       Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Tax Managed Equity Fund                    Team                                                 0.50%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Aggressive Allocation Fund                 Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Balanced Allocation Fund                   Management Team                                      0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Conservative Allocation Fund               Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                   Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Management Team                 0.35%
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                      Taxable Fixed Income Management Team                 0.20%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund          Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund  Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund     Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond
Fund                                       Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------


1 The Small Cap Core Fund did not commence operations until April 2, 2004. The fee shown represents the contractual advisory fee rate that this Fund is obligated to pay the Adviser.


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.


Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES

         o FRONT-END SALES CHARGE


         o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)


         o 12B-1 FEES UP TO 0.10% OF NET ASSETS

         o SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS


         o $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT


         o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

         CLASS B SHARES

         o NO FRONT-END SALES CHARGE

         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)

         o 12B-1 FEES UP TO 0.75% OF NET ASSETS

         o SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS


         o $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT


         o $100,000 MAXIMUM INVESTMENT

         o CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

         o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class B Shares are for individuals, corporate investors and retirement plans.



         CLASS C SHARES:

         o NO FRONT-END SALES CHARGE

         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

         o 12B-1 FEES UP TO 0.75% OF NET ASSETS

         o SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

         o $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

         o DOES NOT CONVERT TO ANY OTHER SHARE CLASS

         o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.


For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 134. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Armada has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

         o Reject a purchase or exchange

         o Delay payment of immediate cash redemption proceeds for up to seven calendar days

         o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

         o Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE

Effective July 15, 2004, the Funds identified below will charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):

Armada International Equity Fund - Class A
Armada Small Cap Core Fund - Class A
Armada Small Cap Growth Fund - Class A
Armada Small Cap Value Fund - Class A

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund.

This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. The Fund will act in accordance with its Trading Limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.

The 2% redemption fee will not be charged on the following transactions:


1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401,403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts - including those of affiliates of the Adviser - where redemptions cannot be tracked to the individual shareholder.


HOW TO PURCHASE FUND SHARES

INTERNET                          NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
www.armadafunds.com               Visit our site and click on "Open an Account     You may place your purchase order on our
                                  Online." Or log on to our on line Forms          Web Site using your established banking
                                  Center to print or complete an application on    instructions for payment. To authorize this
                                  line. Mail the application to the address        service, please complete an Account Change
                                  below. Unless you arrange to pay by wire or      Form or call 1-800-622-FUND (3863).
                                  ACH, write your check, payable in U.S.
                                  dollars, to "Armada Funds (Fund name)." Armada
                                  cannot accept third-party checks, starter
                                  checks, credit cards, credit card checks, cash
                                  or cash equivalents (i.e., cashier's check,
                                  bank draft, money order or travelers' check).


TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an     Call our Investor Services Line to purchase
                                  application.                                     additional shares. To authorize this
                                                                                   service, please complete an Account Change
                                                                                   Form or call 1-800-622-FUND (3863).


                                  NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
MAIL                              Complete an application and mail it along        Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to        (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                      number on your check and mail it to the
                                           Armada Funds                            address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds          A Planned Investment Program can be set up
                                  Transfer Instructions" section of the            to automatically purchase shares on
                                  application to have funds directly               designated dates during the month. Please
                                  transferred from a bank account. A primary       see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to Armada Funds with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if     With current account information on your
                                  you have a checking or savings account with a    account, participation in the program can be
                                  bank, you may purchase Class A, Class B or       arranged via the Internet or by calling
                                  Class C Shares automatically through regular     1-800-622-FUND (3863).
                                  deductions from your account in amounts of at
                                  least $50 per month per account.                 For existing accounts, without account
                                                                                   information, participation can be arranged
                                  You may arrange for participation in this        by completing an Account Change Form with
                                  program when a new account is established.       banking information.  This form must
                                                                                   include a signature guarantee by a bank or
                                                                                   other financial institution.

WIRE                              To purchase shares by wire, call                 Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account     the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to          number and to ensure prompt and accurate
                                  receive a wire control number to be included     handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to        transmit immediately available funds by
                                  transmit immediately available funds by wire     wire as described at the left.  Please
                                  in the amount of your purchase to:               include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                  Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds             responsible for the consequences of delays
                                  (Account Registration)                           resulting from the banking or Federal
                                  (Account Number)                                 Reserve Wire system, or from incomplete
                                  (Wire Control Number)                            wiring instructions.


                                  NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
                                  Note: Your bank may charge you a fee for this
                                  service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please        Contact your financial consultant. Please
                                  note, your financial consultant or               note, your financial consultant or
                                  institution may charge a fee for its services.   institution may charge a fee for its
                                                                                   services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES


FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP CORE, SMALL CAP GROWTH, SMALL CAP VALUE AND TAX MANAGED EQUITY FUNDS

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $25,000                       5.50                   5.82                    5.00
------------------------------------------------------------------------------------------------------
$25,000 but less
   than $50,000                         5.25                   5.54                    4.75
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.75                   4.99                    4.25
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        3.00                   3.09                    2.50
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION, BALANCED ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $50,000                       4.75                   4.99                    4.25
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        2.50                   2.56                    2.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

BOND, GOVERNMENT MORTGAGE, INTERMEDIATE BOND AND TOTAL RETURN ADVANTAGE FUNDS

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $50,000                       4.50                   4.71                    4.00
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        2.50                   2.56                    2.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

S&P 500 INDEX FUND

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      2.50                   2.56                    2.00
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        1.50                   1.52                    1.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      1.00                   1.01                    0.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        1.50                   1.52                    1.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        1.00                   1.01                    0.75
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      0.50                   0.50                    0.25
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

ULTRA SHORT BOND FUND

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      1.00                   1.01                    0.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $1,000,000                      0.50                   0.50                    0.25
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND, MICHIGAN INTERMEDIATE MUNICIPAL BOND, OHIO INTERMEDIATE TAX EXEMPT BOND AND PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUNDS

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      3.00                   3.09                    2.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        1.50                   1.52                    1.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      1.00                   1.01                    0.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge will be assessed against your account.


You may qualify for a reduced sales charge if you are purchasing shares of Armada. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares of Armada (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, described below. YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. For more information on reduced sales charges, please visit Armada's website at WWW.ARMADAFUNDS.COM or consult your broker or financial intermediary.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES


The front-end sales charge will be waived on Class A Shares purchased:

        o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);

        o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

        o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

        o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

        o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

        o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

        o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption;

        o by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA; and

        o There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if the investor redeems the shares within 18 months after the purchase date, a sales charge (1.00% for equity funds - except the S&P 500 Index Fund - and asset allocation funds, and 0.50% for fixed income funds, tax-free bond funds and the S&P 500 Index Fund of the amount redeemed) will be assessed against the investor's account.


REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

REDUCED SALES CHARGES - CLASS A SHARES


RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


        (i)   your account;

        (ii)  your spouse's account;

        (iii) a joint account with your spouse; or

        (iv)  your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

CONTINGENT DEFERRED SALES CHARGES



You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Armada Fund for the same Class of Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.


  ------------------------------------------------------------------------------
                                              CLASS B SHARES
                            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE                DOLLAR AMOUNT SUBJECT TO CHARGE
  ------------------------------------------------------------------------------
  FIRST                                            5.0%
  ------------------------------------------------------------------------------
  SECOND                                           5.0%
  ------------------------------------------------------------------------------
  THIRD                                            4.0%
  ------------------------------------------------------------------------------
  FOURTH                                           3.0%
  ------------------------------------------------------------------------------
  FIFTH                                            2.0%
  ------------------------------------------------------------------------------
  SIXTH                                            NONE
  ------------------------------------------------------------------------------
  SEVENTH                                          NONE
  ------------------------------------------------------------------------------
  EIGHTH                                           NONE
  ------------------------------------------------------------------------------

When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Shares for the following reasons:

        o redemptions following the death or disability of a shareholder;

        o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

        o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

        o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

        o redemptions by a settlor of a living trust;

        o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

        o return of excess contributions;

        o redemptions following the death or disability of both shareholders in the case of joint accounts;


        o exchanges of one Class of Shares of an Armada Fund for the same Class of Shares of another Armada Fund;


        o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


        o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


        o redemptions by participants in a qualified plan who transfer funds from an Armada Fund to a non-Armada Fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 133 "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.


We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.


To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page 142 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


        (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

        (b) the NYSE is closed for other than customary weekend and holiday closings;

        (c) the SEC has by order permitted such suspension; or

        (d) an emergency exists, as determined by the SEC, as a result of which:
            (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
You may exchange shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund and the Tax Managed Equity Fund; (ii) 0.025% for the Small Cap Value Fund; (iii) 0.02% with respect to the Mid Cap Value Fund and Ultra Short Bond Fund; and (iv) 0.05% with respect to each other Fund.


Distribution fees for Class B Shares and Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Large Cap Core Equity Fund
         Armada Mid Cap Growth Fund
         Armada Mid Cap Value Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Tax Managed Equity Fund

The following Funds distribute income quarterly:
         Armada Large Cap Growth Fund
         Armada Large Cap Value Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund


The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada Government Mortgage Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada Ultra Short Bond Fund
         Armada Intermediate Tax Exempt Bond Fund
         Armada Michigan Intermediate Municipal Bond Fund
         Armada Ohio Intermediate Tax Exempt Bond Fund
         Armada Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Intermediate Tax Exempt Bond Fund, Armada Michigan Intermediate Municipal Bond Fund, Armada Ohio Intermediate Tax Exempt Bond Fund, and Armada Pennsylvania Intermediate Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Armada Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares, Class B Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as otherwise stated below, the financial highlights have been audited by ___________, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Mid Capitalization Funds, Bond, U.S. Government Income, and Michigan Municipal Bond were reorganized into the Mid Cap Growth, Bond, Government Mortgage, and Michigan Intermediate Municipal Bond Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the fiscal year ended May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.



No financial highlights are presented for Class B Shares of the Ultra Short Bond and Pennsylvania Intermediate Municipal Bond Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2004. No financial highlights are presented for Class C Shares of the Ultra Short Bond Fund because Class C Shares of this Fund had not yet commenced operations as of May 31, 2004.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless
Otherwise Indicated



                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
INTERNATIONAL EQUITY FUND
CLASS A
2004          $ 7.97     $0.07 1     $2.17        $(0.12)      $(0.00)     $10.09     28.19%    $11,693       1.66%        0.49%
2003            9.68      0.10 1     (1.79)        (0.02)       (0.00)       7.97    (17.49)     32,345       1.63         0.81
2002           10.81      0.04 1     (1.16)        (0.01)       (0.00)       9.68    (10.35)     12,143       1.59         0.38
2001           14.97     (0.01) 1    (3.15)        (0.00)       (1.00)      10.81    (22.88)     15,390       1.70        (0.04)
2000           10.87     (0.03)       4.21         (0.01)       (0.07)      14.97     38.50       3,618       1.68        (0.19)
CLASS B
2004          $ 7.77    $(0.02) 1    $2.14        $(0.08)      $(0.00)      $9.81     27.31%     $1,834       2.36%       (0.21)%
2003            9.46      0.01 1     (1.70)        (0.00)       (0.00)       7.77    (17.87)      1,944       2.34         0.10
2002           10.62     (0.04) 1    (1.12)        (0.00)       (0.00)       9.46    (10.92)      3,209       2.30        (0.33)
2001           14.83     (0.10) 1    (3.11)        (0.00)       (1.00)      10.62    (23.47)      5,317       2.41        (0.75)
2000           10.83     (0.10)       4.17         (0.00)       (0.07)      14.83     37.61         623       2.39        (0.90)
CLASS C
2004          $ 7.77    $(0.00) 1    $2.12        $(0.11)      $(0.00)      $9.78     27.27%     $1,209       2.36%       (0.21)%
2003            9.46      0.01 1     (1.70)        (0.00)       (0.00)       7.77    (17.87)        413       2.34         0.10
2002           10.63     (0.03) 1    (1.14)        (0.00)       (0.00)       9.46    (11.01)        565       2.30        (0.33)
2001           14.83     (0.10) 1    (3.10)        (0.00)       (1.00)      10.63    (23.40)        364       2.41        (0.75)
2000 2         15.37     (0.04)      (0.50)        (0.00)       (0.00)      14.83     (3.51)        165       2.39        (0.90)

                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
INTERNATIONAL EQUITY FUND
CLASS A
2004             1.66%         0.49%          117%
2003             1.63          0.81            90
2002             1.59          0.38            63
2001             1.75         (0.09)          161
2000             1.74         (0.25)          124
CLASS B
2004             2.36%        (0.21)%         117%
2003             2.34          0.10            90
2002             2.30         (0.33)           63
2001             2.46         (0.80)          161
2000             2.45         (0.96)          124
CLASS C
2004             2.36%        (0.21)%         117%
2003             2.34          0.10            90
2002             2.30         (0.33)           63
2001             2.46         (0.80)          161
2000 2           2.45         (0.96)          124



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) International Equity Fund Class C commenced operations on January 5, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
LARGE CAP CORE EQUITY FUND
CLASS A
2004           $9.49     $0.06 1     $1.33        $(0.07)      $(0.00)     $10.81     14.62%     $8,648       1.19%        0.56%
2003           10.77      0.08 1     (1.29)        (0.07)       (0.00)       9.49    (11.22)      4,703       1.21         0.83
2002           12.16      0.02 1     (1.13)        (0.02)       (0.26)      10.77     (9.19)      3,313       1.22         0.22
2001           14.80     (0.02)      (0.70)        (0.00)       (1.92)      12.16     (5.91)      3,987       1.24        (0.17)
2000           13.71     (0.00)       1.62         (0.00)       (0.53)      14.80     11.98       4,146       1.25        (0.22)
CLASS B
2004           $9.22    $(0.02) 1    $1.29        $(0.00)      $(0.00)     $10.49     13.70%      3,527       1.89%       (0.14)%
2003           10.48      0.01 1     (1.26)        (0.01)       (0.00)       9.22    (11.79)      1,699       1.92         0.12
2002           11.91     (0.05) 1    (1.12)        (0.00)       (0.26)      10.48     (9.87)      2,013       1.93        (0.49)
2001           14.62     (0.06)      (0.73)        (0.00)       (1.92)      11.91     (6.49)      2,052       1.94        (0.87)
2000           13.63     (0.07)       1.59         (0.00)       (0.53)      14.62     11.31       1,840       1.96        (0.93)
CLASS C
2004           $9.23    $(0.02) 1    $1.29        $(0.01)      $(0.00)     $10.49     13.63%       $676       1.89%       (0.14)%
2003           10.48      0.01 1     (1.25)        (0.01)       (0.00)       9.23    (11.68)        516       1.92         0.12
2002           11.92     (0.04) 1    (1.14)        (0.00)       (0.26)      10.48     (9.94)        499       1.93        (0.49)
2001           14.63     (0.06)      (0.73)        (0.00)       (1.92)      11.92     (6.48)         50       1.94        (0.87)
2000 2         14.55     (0.05)       0.13         (0.00)       (0.00)      14.63      0.55           2       1.96        (0.93)

                           Ratio of
                              Net
               Ratio      Investment
                of          Income/
             Expenses     (Loss) to
            to Average     Average
            Net Assets    Net Assets
            (Before        (Before      Portfolio
               Fee           Fee         Turnover
            Waivers)       Waivers)        Rate
LARGE CAP CORE EQUITY FUND
CLASS A
2004          1.19%         0.56%          124%
2003          1.21          0.83            68
2002          1.22          0.22           112
2001          1.29         (0.22)           34
2000          1.31         (0.28)           37
CLASS B
2004          1.89%        (0.14)%         124%
2003          1.92          0.12            68
2002          1.93         (0.49)          112
2001          1.94         (0.87)           34
2000          1.96         (0.93)           37
CLASS C
2004          1.89%        (0.14)%         124%
2003          1.92          0.12            68
2002          1.93         (0.49)          112
2001          1.94         (0.87)           34
2000 2        1.96         (0.93)           37


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Large Cap Core Equity Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.


Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
LARGE CAP GROWTH FUND
CLASS A
2004          $16.95    $(0.03) 1    $1.61        $(0.04)      $(0.00)     $18.49      9.34%   $142,015       1.18%       (0.16)%
2003           19.34      0.02       (2.39)        (0.02)       (0.00)      16.95    (12.26)    136,358       1.17         0.10
2002           24.17     (0.04)      (4.58)        (0.00)       (0.21)      19.34    (19.23)    103,258       1.17        (0.20)
2001           28.76     (0.07)      (3.40)        (0.00)       (1.12)      24.17    (12.53)    139,717       1.18        (0.28)
2000           24.55     (0.06)       4.53         (0.00)       (0.26)      28.76     18.22     180,000       1.15        (0.24)
CLASS B
2004          $16.38    $(0.15) 1    $1.57        $(0.02)      $(0.00)     $17.78      8.66%     $9,673       1.88%       (0.86)%
2003           18.81     (0.09)      (2.34)        (0.00)       (0.00)      16.38    (12.92)      3,363       1.88        (0.61)
2002           23.67     (0.19)      (4.46)        (0.00)       (0.21)      18.81    (19.77)      2,972       1.88        (0.91)
2001           28.37     (0.26)      (3.32)        (0.00)       (1.12)      23.67    (13.10)      3,770       1.88        (0.98)
2000           24.33     (0.26)       4.56         (0.00)       (0.26)      28.37     17.68       3,713       1.86        (0.95)
CLASS C
2004          $16.40    $(0.15) 1    $1.57        $(0.02)      $(0.00)     $17.80      8.70%     $1,146       1.88%       (0.86)%
2003           18.82     (0.09)      (2.33)        (0.00)       (0.00)      16.40    (12.91)        576       1.88        (0.61)
2002           23.69     (0.19)      (4.47)        (0.00)       (0.21)      18.82    (19.79)        654       1.88        (0.91)%
2001           28.38     (0.26)      (3.31)        (0.00)       (1.12)      23.69    (13.06)        436       1.88        (0.98)
2000 2         28.04     (0.08)       0.42         (0.00)       (0.00)      28.38      1.21         263       1.86        (0.95)

                           Ratio of
                              Net
               Ratio      Investment
                of          Income/
             Expenses     (Loss) to
            to Average     Average
            Net Assets    Net Assets
            (Before        (Before      Portfolio
               Fee           Fee         Turnover
            Waivers)       Waivers)        Rate
LARGE CAP GROWTH FUND
CLASS A
2004          1.18%        (0.16)%         144%
2003          1.17          0.10            65
2002          1.17         (0.20)           52
2001          1.23         (0.33)           18
2000          1.21         (0.30)           25
CLASS B
2004          1.88%        (0.86)%         144%
2003          1.88         (0.61)           65
2002          1.88         (0.91)           52
2001          1.88         (0.98)           18
2000          1.86         (0.95)           25
CLASS C
2004          1.88%        (0.86)%         144%
2003          1.88         (0.61)           65
2002          1.88         (0.91)           52
2001          1.88         (0.98)           18
2000 2        1.86         (0.95)           25


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Large Cap Growth Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
LARGE CAP VALUE FUND
CLASS A
2004          $14.03     $0.18 1     $2.37        $(0.19)      $(0.00)     $16.39     18.24%    $41,023       1.19%        1.13%
2003           15.80      0.19 1     (1.75)        (0.18)       (0.03)      14.03     (9.78)     34,207       1.18         1.37
2002           17.36      0.15 1     (0.88)        (0.15)       (0.68)      15.80     (4.10)     39,511       1.17         0.90
2001           16.00      0.21        1.71         (0.24)       (0.32)      17.36     12.42      43,511       1.22         1.29
2000           18.79      0.30       (1.87)        (0.31)       (0.91)      16.00     (8.30)      9,070       1.17         1.82
CLASS B
2004          $13.97     $0.06 1     $2.38        $(0.11)      $(0.00)     $16.30     17.47%    $10,499       1.89%        0.43%
2003           15.73      0.09 1     (1.74)        (0.08)       (0.03)      13.97    (10.45)      7,022       1.89         0.66
2002           17.29      0.03 1     (0.88)        (0.03)       (0.68)      15.73     (4.81)      9,521       1.88         0.19
2001           15.93      0.09        1.72         (0.13)       (0.32)      17.29     11.69      12,458       1.92         0.59
2000           18.69      0.19       (1.84)        (0.20)       (0.91)      15.93     (8.77)      1,357       1.88         1.11
CLASS C
2004          $13.94     $0.02 1     $2.40        $(0.12)      $(0.00)     $16.24     17.36%       $697       1.89%        0.43%
2003           15.70      0.10 1     (1.74)        (0.09)       (0.03)      13.94    (10.42)        305       1.89         0.66
2002           17.27      0.04 1     (0.88)        (0.05)       (0.68)      15.70     (4.77)        341       1.88         0.19
2001           15.93      0.09        1.72         (0.15)       (0.32)      17.27     11.67         187       1.93         0.59
2000 2         15.27      0.08        0.63         (0.05)       (0.00)      15.93      4.65         105       1.88         1.11

                           Ratio of
                              Net
               Ratio      Investment
                of          Income/
             Expenses     (Loss) to
            to Average     Average
            Net Assets    Net Assets
            (Before        (Before      Portfolio
               Fee           Fee         Turnover
            Waivers)       Waivers)        Rate
LARGE CAP VALUE FUND
CLASS A
2004          1.19%         1.13%           47%
2003          1.18          1.37            34
2002          1.17          0.90            39
2001          1.27          1.24            67
2000          1.23          1.76            40
CLASS B
2004          1.89%         0.43%           47%
2003          1.89          0.66            34
2002          1.88          0.19            39
2001          1.92          0.59            67
2000          1.88          1.11            40
CLASS C
2004          1.89%         0.43%           47%
2003          1.89          0.66            34
2002          1.88          0.19            39
2001          1.93          0.59            67
2000 2        1.88          1.11            40



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Large Cap Value Fund Class C commenced operations January 27, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
MID CAP GROWTH FUND
CLASS A
2004           $5.48    $(0.06) 1   $ 0.90        $(0.00)      $(0.00)     $ 6.32     15.33%    $19,092       1.38%       (0.94)%
2003            6.26     (0.06) 1    (0.72)        (0.00)       (0.00)       5.48    (12.46)     16,476       1.55        (1.17)
2002            7.80     (0.08) 1    (1.46)        (0.00)       (0.00)       6.26    (19.74)     19,943       1.52        (1.17)
2001           15.53     (0.10) 1    (3.09)        (0.00)       (4.54)       7.80    (24.23)     28,107       1.50        (0.88)
2000           14.10     (0.15) 1     6.23         (0.00)       (4.65)      15.53     51.48      46,183       1.54        (1.00)
CLASS B
2004           $4.53    $(0.08) 1   $ 0.74        $(0.00)      $(0.00)     $ 5.19     14.57%     $3,429       2.08%       (1.64)%
2003            5.21     (0.08) 1    (0.60)        (0.00)       (0.00)       4.53    (13.05)      4,157       2.26        (1.88)
2002            6.55     (0.11) 1    (1.23)        (0.00)       (0.00)       5.21    (20.46)      6,899       2.23        (1.88)
2001           13.95     (0.16) 1    (2.70)        (0.00)       (4.54)       6.55    (24.69)     11,339       2.21        (1.59)
2000           13.14     (0.24) 1     5.70         (0.00)       (4.65)      13.95     50.40      18,584       2.29        (1.75)
CLASS C
2004           $4.59    $(0.08) 1   $ 0.76        $(0.00)      $(0.00)     $ 5.27     14.82%       $366       2.08%       (1.64)%
2003            5.29     (0.08) 1    (0.62)        (0.00)       (0.00)       4.59    (13.23)        220       2.26        (1.88)
2002            6.64     (0.11) 1    (1.24)        (0.00)       (0.00)       5.29    (20.33)        240       2.23        (1.88)
2001 2         15.11     (0.12) 1    (3.81)        (0.00)       (4.54)       6.64    (29.86)        142       2.21        (1.59)
MID CAP VALUE FUND
CLASS A
2004          $10.05    $ 0.00 1    $ 2.68        $(0.06)      $(0.23)     $12.44     26.85%     $5,313       1.32%        0.11%
2003 3         10.00      0.06 1      0.01         (0.02)       (0.00)      10.05      0.71       1,299       1.18         0.64
CLASS B
2004 3        $10.14    $(0.08) 1   $ 2.56        $(0.02)      $(0.23)     $12.37     24.64%     $3,472       2.05%       (0.62)%
CLASS C
2004 3        $10.00    $(0.07) 1   $ 2.73        $(0.01)      $(0.23)     $12.42     24.96%       $858       2.05%       (0.62)%

                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
MID CAP GROWTH FUND
CLASS A
2004             1.51%        (1.07)%         228%
2003             1.55         (1.17)           66
2002             1.52         (1.17)           68
2001             1.55         (0.93)          191
2000             1.54         (1.00)          110
CLASS B
2004             2.21%        (1.77)%         228%
2003             2.26         (1.88)           66
2002             2.23         (1.88)           68
2001             2.21         (1.59)          191
2000             2.29         (1.75)          110
CLASS C
2004             2.21%        (1.77)%         228%
2003             2.26         (1.88)           66
2002             2.23         (1.88)           68
2001 2           2.21         (1.59)          191
MID CAP VALUE FUND
CLASS A
2004             1.45%        (0.02)%          87%
2003 3           1.49          0.33            76
CLASS B
2004 3           2.18%        (0.75)%          87%
CLASS C
2004 3           2.18%        (0.75)%          87%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Mid Cap Growth Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.
(3) Mid Cap Value Fund Class A, Class B and Class C commenced operations on July 1, 2002, June 2, 2003 and June 2, 2003, respectively. All ratios for the periods have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
S&P 500 INDEX FUND
CLASS A
2004           $8.29     $0.10 1     $1.34        $(0.09)      $(0.00)      $9.64     17.47%    $16,111       0.59%        1.07%
2003            9.18      0.09 1     (0.89)        (0.09)       (0.00)       8.29     (8.57)     12,571       0.60         1.18
2002           10.82      0.08 1     (1.64)        (0.08)       (0.00)       9.18    (14.44)      7,889       0.58         0.84
2001           12.22      0.08       (1.40)        (0.08)       (0.00)      10.82    (10.82)      7,777       0.61         0.69
2000           11.29      0.09        1.01         (0.11)       (0.06)      12.22      9.70       8,253       0.59         0.77
CLASS B
2004           $8.24     $0.03 1     $1.33        $(0.03)      $(0.00)      $9.57     16.57%     $3,120       1.34%        0.32%
2003            9.14      0.04 1     (0.90)        (0.04)       (0.00)       8.24     (9.40)      1,914       1.35         0.43
2002           10.79      0.01 1     (1.64)        (0.02)       (0.00)       9.14    (15.16)      1,470       1.33         0.09
2001           12.20      0.01       (1.41)        (0.01)       (0.00)      10.79    (11.47)      1,080       1.36        (0.06)
2000 2         12.04      0.01        0.17         (0.02)       (0.00)      12.20      1.46         524       1.34         0.02
CLASS C
2004           $8.25     $0.03 1     $1.35        $(0.04)      $(0.00)      $9.59     16.70%     $1,698       1.34%        0.32%
2003            9.15      0.03 1     (0.89)        (0.04)       (0.00)       8.25     (9.41)        881       1.35         0.43
2002           10.79      0.01 1     (1.64)        (0.01)       (0.00)       9.15    (15.08)        885       1.33         0.09
2001           12.20      0.00       (1.40)        (0.01)       (0.00)      10.79    (11.51)        649       1.36        (0.06)
2000 2         12.61      0.01       (0.41)        (0.01)       (0.00)      12.20     (3.17)        277       1.34         0.02
SMALL CAP CORE FUND
CLASS A
2004 3        $10.00    $(0.01) 1   $(0.49)       $(0.00)      $(0.00)      $9.50     (5.00)%      $241       1.56%       (0.92)%
CLASS B
2004 3        $10.00    $(0.02) 1   $(0.49)       $(0.00)      $(0.00)      $9.49     (5.10)%       $24       2.26%       (1.62)%
CLASS C
2004 3        $10.00    $(0.02) 1   $(0.48)       $(0.00)      $(0.00)      $9.50     (5.00)%      $300       2.26%       (1.62)%

                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
S&P 500 INDEX FUND
CLASS A
2004             0.74%         0.92%            1%
2003             0.75          1.03             7
2002             0.73          0.69             4
2001             0.86          0.44            15
2000             0.84          0.52            48
CLASS B
2004             1.49%         0.17%            1%
2003             1.50          0.28             7
2002             1.48         (0.06)            4
2001             1.51         (0.21)           15
2000 2           1.49         (0.13)           48
CLASS C
2004             1.49%         0.17%            1%
2003             1.50          0.28             7
2002             1.48         (0.06)            4
2001             1.51         (0.21)           15
2000 2           1.49         (0.13)           48
SMALL CAP CORE FUND
CLASS A
2004 3           1.56%        (0.92)%           4%
CLASS B
2004 3           2.26%        (1.62)%           4%
CLASS C
2004 3           2.26%        (1.62)%           4%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) S&P 500 Index Fund Class B and Class C commenced operations on January 4, 2000 and January 17, 2000, respectively. All ratios for the respective periods have been annualized.
(3) Small Cap Core Fund Class A, Class B and Class C commenced operations on April 2, 2004. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
SMALL CAP GROWTH FUND
CLASS A
2004           $7.59    $(0.11) 1    $1.46        $(0.00)      $(0.00)      $8.94     17.79%    $22,493       1.48%       (1.27)%
2003            9.07     (0.08) 1    (1.40)        (0.00)       (0.00)       7.59    (16.32)     18,814       1.54        (1.17)
2002           11.44     (0.12) 1    (2.25)        (0.00)       (0.00)       9.07    (20.72)     21,941       1.49        (1.13)
2001           14.81     (0.09) 1    (1.92)        (0.00)       (1.36)      11.44    (14.97)     31,327       1.52        (0.69)
2000           10.11     (0.07) 1     4.77         (0.00)       (0.00)      14.81     46.49       2,710       1.48        (0.53)
CLASS B
2004           $7.30    $(0.17) 1    $1.41        $(0.00)      $(0.00)      $8.54     16.99%     $5,186       2.18%       (1.97)%
2003            8.79     (0.12) 1    (1.37)        (0.00)       (0.00)       7.30    (16.95)      5,141       2.25        (1.88)
2002           11.16     (0.18) 1    (2.19)        (0.00)       (0.00)       8.79    (21.24)      8,055       2.20        (1.84)
2001           14.58     (0.18) 1    (1.88)        (0.00)       (1.36)      11.16    (15.59)     13,010       2.22        (1.39)
2000           10.01     (0.17) 1     4.74         (0.00)       (0.00)      14.58     45.65         372       2.19        (1.24)
CLASS C
2004           $7.32    $(0.17) 1    $1.41        $(0.00)      $(0.00)      $8.56     16.94%       $719       2.18%       (1.97)%
2003            8.81     (0.12) 1    (1.37)        (0.00)       (0.00)       7.32    (16.91)        390       2.25        (1.88)
2002           11.19     (0.18) 1    (2.20)        (0.00)       (0.00)       8.81    (21.27)        476       2.20        (1.84)
2001           14.57     (0.18) 1    (1.84)        (0.00)       (1.36)      11.19    (15.32)        374       2.22        (1.39)
2000 2         16.20     (0.07) 1    (1.56)        (0.00)       (0.00)      14.57    (10.06)         77       2.19        (1.24)


                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
SMALL CAP GROWTH FUND
CLASS A
2004             1.48%        (1.27)%         340%
2003             1.54         (1.17)          119
2002             1.49         (1.13)          122
2001             1.57         (0.74)          174
2000             1.54         (0.59)          155
CLASS B
2004             2.18%        (1.97)%         340%
2003             2.25         (1.88)          119
2002             2.20         (1.84)          122
2001             2.27         (1.44)          174
2000             2.25         (1.30)          155
CLASS C
2004             2.18%        (1.97)%         340%
2003             2.25         (1.88)          119
2002             2.20         (1.84)          122
2001             2.27         (1.44)          174
2000 2           2.25         (1.30)          155


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Small Cap Growth Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
SMALL CAP VALUE FUND
CLASS A
2004          $17.04    $(0.04) 1    $4.96        $(0.02)      $(0.52)     $21.42     28.96%   $202,755       1.43%       (0.19)%
2003           20.03      0.03 1     (2.11)        (0.07) 2     (0.84)      17.04     (9.88)    147,501       1.45         0.23
2002           18.57      0.04 1      3.29         (0.11)       (1.76)      20.03     19.31      43,052       1.41         0.29
2001           14.77      0.19        4.23         (0.21)       (0.41)      18.57     30.55      12,315       1.45         1.10
2000           13.31      0.27        1.38         (0.19)       (0.00)      14.77     12.59       9,727       1.46         1.72
CLASS B
2004          $16.67    $(0.18) 1    $4.85        $(0.00)      $(0.52)     $20.82     28.10%    $15,844       2.13%       (0.90)%
2003           19.68     (0.08) 1    (2.09)        (0.00)       (0.84)      16.67    (10.56)     10,944       2.16        (0.48)
2002           18.34     (0.09) 1     3.24         (0.05)       (1.76)      19.68     18.48       7,465       2.12        (0.42)
2001           14.62      0.09        4.16         (0.12)       (0.41)      18.34     29.62       1,483       2.15         0.40
2000           13.19      0.14        1.41         (0.12)       (0.00)      14.62     11.87         742       2.17         1.01
CLASS C
2004          $16.65    $(0.18) 1    $4.84        $(0.00)      $(0.52)     $20.79     28.15%    $20,622       2.13%       (0.90)%
2003           19.65     (0.08) 1    (2.08)        (0.00)       (0.84)      16.65    (10.52)     11,799       2.16        (0.48)
2002           18.34     (0.12) 1     3.27         (0.08)       (1.76)      19.65     18.46       5,100       2.12        (0.42)
2001           14.62      0.11        4.14         (0.12)       (0.41)      18.34     29.62         361       2.15         0.40
2000 3         13.07      0.01        1.54         (0.00)       (0.00)      14.62     11.86          68       2.17         1.01


                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
SMALL CAP VALUE FUND
CLASS A
2004             1.43%        (0.19)%         116%
2003             1.45          0.23           127
2002             1.41          0.29           106
2001             1.50          1.05           128
2000             1.52          1.66           120
CLASS B
2004             2.13%        (0.90)%         116%
2003             2.16         (0.48)          127
2002             2.12         (0.42)          106
2001             2.15          0.35           128
2000             2.17          0.95           120
CLASS C
2004             2.13%        (0.90)%         116%
2003             2.16         (0.48)          127
2002             2.12         (0.42)          106
2001             2.15          0.35           128
2000 3           2.17          0.95           120


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes a tax return of capital of $(0.01) for Class A for Small Cap Value Fund.
(3) Small Cap Value Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated



                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
TAX MANAGED EQUITY FUND
CLASS A
2004           $9.38     $0.07 1     $1.59        $(0.08)      $(0.80)     $10.16     18.05%    $11,482       1.07%        0.72%
2003           11.09      0.05 1     (1.63)        (0.04)       (0.09)       9.38    (14.15)     12,377       1.20         0.58
2002           12.62      0.01 1     (1.53)        (0.01)       (0.00)      11.09    (12.05)     15,755       1.18         0.08
2001           14.33     (0.01)      (1.67)        (0.00)       (0.03)      12.62    (11.76)     17,645       1.22        (0.14)
2000           12.16      0.00        2.18         (0.00)       (0.01)      14.33     18.01      17,372       1.20        (0.06)
CLASS B
2004           $9.13    $(0.00) 1    $1.53        $(0.01)      $(0.80)      $9.85     17.09%     $6,477       1.77%        0.02%
2003           10.82     (0.01) 1    (1.59)        (0.00)       (0.09)       9.13    (14.76)      6,350       1.91        (0.13)
2002           12.38     (0.07) 1    (1.49)        (0.00)       (0.00)      10.82    (12.60)      8,981       1.89        (0.63)
2001           14.16     (0.10)      (1.65)        (0.00)       (0.03)      12.38    (12.39)     10,771       1.92        (0.84)
2000           12.12     (0.07)       2.12         (0.00)       (0.01)      14.16     16.95      11,135       1.91        (0.77)
CLASS C
2004           $9.10    $(0.00) 1    $1.53        $(0.01)      $(0.80)      $9.82     17.18%       $753       1.77%        0.02%
2003           10.78     (0.01) 1    (1.58)        (0.00)       (0.09)       9.10    (14.73)        586       1.91        (0.13)
2002           12.35     (0.07) 1    (1.50)        (0.00)       (0.00)      10.78    (12.71)        981       1.89        (0.63)
2001           14.16     (0.12)      (1.66)        (0.00)       (0.03)      12.35    (12.60)        880       1.92        (0.84)
2000 2         14.01     (0.03)       0.18         (0.00)       (0.00)      14.16      1.07         453       1.91        (0.77)


                             Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
TAX MANAGED EQUITY FUND
CLASS A
2004             1.19%         0.60%            0%
2003             1.20          0.58             0
2002             1.18          0.08             0
2001             1.27         (0.19)            1
2000             1.26         (0.12)            3
CLASS B
2004             1.89%        (0.10)%           0%
2003             1.91         (0.13)            0
2002             1.89         (0.63)            0
2001             1.92         (0.89)            1
2000             1.91         (0.83)            3
CLASS C
2004             1.89%        (0.10)%           0%
2003             1.91         (0.13)            0
2002             1.89         (0.63)            0
2001             1.92         (0.89)            1
2000 2           1.97         (0.83)            3

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Tax Managed Equity Fund Class C commenced operations on January 10, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
AGGRESSIVE ALLOCATION FUND
CLASS A
2004           $8.21     $0.03 1     $1.00        $(0.03)      $(0.00)      $9.21     12.54%     $3,519       0.55%        0.36%
2003            9.07      0.00 1     (0.80)        (0.06) 3     (0.00)       8.21     (8.73)      2,744       1.13        (0.02)
2002            9.95      0.08 1     (0.83)        (0.13) 4     (0.00)       9.07     (7.54)      2,744       1.37         0.90
2001 2         10.00      0.02       (0.06)        (0.01)       (0.00)       9.95     (0.38)      2,500       0.63         0.85
CLASS B
2004           $8.13    $(0.02) 1    $0.99        $(0.02)      $(0.00)      $9.08     11.93%     $1,431       1.15%       (0.24)%
2003            9.03     (0.05) 1    (0.80)        (0.05) 3     (0.00)       8.13     (9.32)        610       1.74        (0.63)
2002            9.95      0.03 1     (0.83)        (0.12) 4     (0.00)       9.03     (8.12)        137       1.98         0.29
2001 2          9.98      0.00       (0.03)        (0.00)       (0.00)       9.95     (0.30)          7       1.23         0.25
CLASS C
2004           $8.14    $(0.00) 1    $0.98        $(0.02)      $(0.00)      $9.10     12.01%     $1,021       1.15%       (0.24)%
2003            9.04     (0.05) 1    (0.80)        (0.05) 3     (0.00)       8.14     (9.34)        241       1.74        (0.63)
2002 2          9.89      0.03 1     (0.77)        (0.11) 4     (0.00)       9.04     (8.37)        223       1.98         0.29
BALANCED ALLOCATION FUND
CLASS A
2004           $8.45     $0.08 1     $0.90        $(0.07)      $(0.00)      $9.36     11.67%    $16,900       1.23%        0.90%
2003            9.02      0.11 1     (0.55)        (0.13)       (0.00)       8.45     (4.80)     16,515       1.34         1.38
2002 5          9.72      0.17 1     (0.69)        (0.18)       (0.00)       9.02     (5.41)     16,664       1.25         1.88
2001           11.68      0.29       (0.46)        (0.24)       (1.55)       9.72     (1.92)     13,592       1.28         2.06
2000           10.31      0.23        1.35         (0.21)       (0.00)      11.68     15.48       3,965       1.26         1.95
CLASS B
2004           $8.46     $0.02 1     $0.89        $(0.01)      $(0.00)      $9.36     10.80%     $6,985       1.93%        0.20%
2003            9.03      0.05 1     (0.55)        (0.07)       (0.00)       8.46     (5.48)      5,879       2.05         0.67
2002 5          9.73      0.11 1     (0.70)        (0.11)       (0.00)       9.03     (6.06)      5,721       1.96         1.17
2001           11.70      0.21       (0.46)        (0.17)       (1.55)       9.73     (2.67)      5,551       1.98         1.69
2000           10.33      0.15        1.36         (0.14)       (0.00)      11.70     14.79         691       1.97         1.24
CLASS C
2004           $8.43     $0.03 1     $0.88        $(0.01)      $(0.00)      $9.33     10.83%     $1,754       1.93%        0.20%
2003            9.00      0.05 1     (0.55)        (0.07)       (0.00)       8.43     (5.49)        680       2.05         0.67
2002 5          9.72      0.11 1     (0.71)        (0.12)       (0.00)       9.00     (6.16)        747       1.96         1.17
2001           11.70      0.21       (0.46)        (0.18)       (1.55)       9.72     (2.70)         22       1.98         1.69
2000 6         11.88      0.02       (0.20)        (0.00)       (0.00)      11.70     (1.52)          3       1.97         1.24


                             Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
AGGRESSIVE ALLOCATION FUND
CLASS A
2004             0.80%         0.11%           42%
2003             1.38         (0.27)           78
2002             1.62          0.65            40
2001 2           1.01          0.47             5
CLASS B
2004             1.40%        (0.49)%          42%
2003             1.99         (0.88)           78
2002             2.23          0.04            40
2001 2           1.56         (0.08)            5
CLASS C
2004             1.40%        (0.49)%          42%
2003             1.99         (0.88)           78
2002 2           2.23          0.04            40
BALANCED ALLOCATION FUND
CLASS A
2004             1.23%         0.90%          230%
2003             1.34          1.38           171
2002 5           1.25          1.88           106
2001             1.33          2.01           161
2000             1.32          1.89           182
CLASS B
2004             1.93%         0.20%          230%
2003             2.05          0.67           171
2002 5           1.96          1.17           106
2001             1.98          1.69           161
2000             1.97          1.24           182
CLASS C
2004             1.93%         0.20%          230%
2003             2.05          0.67           171
2002 5           1.96          1.17           106
2001             1.98          1.69           161
2000 6           1.97          1.24           182

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) The Aggressive Allocation Fund Class A, Class B and Class C commenced operations on March 6, 2001, May 8, 2001 and June 28, 2001, respectively. All ratios for the respective periods have been annualized.
(3) Includes a tax return of capital of $(0.06), $(0.05) and $(0.05) for Class A, Class B and Class C respectively, for the Aggressive Allocation Fund.
(4) Includes a tax return of capital of $(0.04), $(0.04) and $(0.04) for Class A, Class B and Class C respectively, for the Aggressive Allocation Fund.
(5) As required, effective June 1, 2001, Balanced Allocation Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and an increase in the Ratio of Net Investment Income to Average Net Assets of 0.02%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(6) The Balanced Allocation Fund Class C commenced operations on April 20, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
CONSERVATIVE ALLOCATION FUND
CLASS A
2004           $9.57     $0.15 1     $0.41        $(0.13)      $(0.00)     $10.00      5.92%     $3,457       0.53%        1.46%
2003            9.66      0.14 1     (0.06)        (0.17) 3     (0.00)       9.57      0.90       3,048       0.95         1.58
2002           10.04      0.24 1     (0.36)        (0.26)       (0.00)       9.66     (1.21)      2,689       1.27         2.43
2001 2         10.00      0.07        0.02         (0.05)       (0.00)      10.04      0.90       2,522       0.62         2.95
CLASS B
2004           $9.55     $0.09 1     $0.42        $(0.09)      $(0.00)      $9.97      5.36%     $1,171       1.13%        0.86%
2003            9.65      0.06 1     (0.04)        (0.12) 3     (0.00)       9.55      0.27         613       1.56         0.97
2002 2          9.97      0.08 1     (0.22)        (0.18)       (0.00)       9.65     (1.46)        163       1.88         1.82
CLASS C
2004           $9.56     $0.09 1     $0.42        $(0.09)      $(0.00)      $9.98      5.32%     $1,395       1.13%        0.86%
2003            9.65      0.09 1     (0.06)        (0.12) 3     (0.00)       9.56      0.34         753       1.56         0.97
2002           10.04      0.10 1     (0.28)        (0.21)       (0.00)       9.65     (1.79)        702       1.88         1.82
2001 2         10.14      0.00       (0.10)        (0.00)       (0.00)      10.04     (0.99)         55       1.22         2.35

                               Ratio of
                                  Net
                   Ratio      Investment
                    of          Income/
                 Expenses     (Loss) to
                to Average     Average
                Net Assets    Net Assets
                (Before        (Before      Portfolio
                   Fee           Fee         Turnover
                Waivers)       Waivers)        Rate
CONSERVATIVE ALLOCATION FUND
CLASS A
2004              0.78%         1.21%           27%
2003              1.20          1.33            38
2002              1.52          2.18            27
2001 2            1.00          2.57             5
CLASS B
2004              1.38%         0.61%           27%
2003              1.81          0.72            38
2002 2            2.13          1.57            27
CLASS C
2004              1.38%         0.61%           27%
2003              1.81          0.72            38
2002              2.13          1.57            27
2001 2            1.60          1.97             5


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) The Conservative Allocation Fund Class A, Class B and Class C commenced operations on March 6, 2001, July 13, 2001 and May 23, 2001, respectively. All ratios for the respective periods have been annualized.
(3) Includes a tax return of capital of $(0.03), $(0.02) and $(0.02) for Class A, Class B and Class C, respectively, for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
BOND FUND++
CLASS A
2004          $10.47     $0.37 1    $(0.47)       $(0.37)      $(0.00)     $10.00     (0.96)%   $11,193       0.99%        3.61%
2003            9.88      0.46 1      0.56         (0.43)       (0.00)      10.47     10.57      14,985       0.96         4.48
2002 2          9.73      0.54 1      0.14         (0.53)       (0.00)       9.88      7.13       9,530       0.96         5.45
2001            9.40      0.59        0.34         (0.60)       (0.00)       9.73     10.26       8,944       0.97         6.14
2000            9.95      0.57       (0.55)        (0.57)       (0.00)       9.40      0.05      10,237       1.12         5.89
CLASS B
2004          $10.45     $0.30 1    $(0.46)       $(0.30)      $(0.00)      $9.99     (1.56)%    $1,491       1.69%        2.91%
2003            9.87      0.38 1      0.56         (0.36)       (0.00)      10.45      9.70       2,095       1.67         3.77
2002 2          9.72      0.47 1      0.14         (0.46)       (0.00)       9.87      6.39       2,133       1.67         4.74
2001            9.38      0.54        0.33         (0.53)       (0.00)       9.72      9.46       2,317       1.67         5.44
2000            9.93      0.50       (0.56)        (0.49)       (0.00)       9.38     (0.58)      2,373       1.87         5.14
CLASS C
2004          $10.44     $0.30 1    $(0.46)       $(0.30)      $(0.00)      $9.98     (1.56)%      $327       1.69%        2.91%
2003            9.86      0.38 1      0.56         (0.36)       (0.00)      10.44      9.70         403       1.67         3.77
2002 2          9.71      0.45 1      0.16         (0.46)       (0.00)       9.86      6.39         150       1.67         4.74
2001 3          9.48      0.52        0.23         (0.52)       (0.00)       9.71      8.06          62       1.67         5.44


                               Ratio of
                                  Net
                   Ratio      Investment
                    of          Income/
                 Expenses     (Loss) to
                to Average     Average
                Net Assets    Net Assets
                (Before        (Before      Portfolio
                   Fee           Fee         Turnover
                Waivers)       Waivers)        Rate
BOND FUND++
CLASS A
2004              0.99%         3.61%          338%
2003              0.96          4.48           213
2002 2            0.96          5.45            98
2001              1.02          6.09            73
2000              1.14          5.87           155
CLASS B
2004              1.69%         2.91%          338%
2003              1.67          3.77           213
2002 2            1.67          4.74            98
2001              1.67          5.44            73
2000              1.89          5.12           155
CLASS C
2004              1.69%         2.91%          338%
2003              1.67          3.77           213
2002 2            1.67          4.74            98
2001 3            1.67          5.44            73

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
++ Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A and .9756871 for Class B on the date of the reorganization.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.01 increase in Net Investment Income Per Share and a $0.01 decrease in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.06% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) The Bond Fund Class C commenced operations on June 12, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
GOVERNMENT MORTGAGE FUND
CLASS A
2004           $9.57     $0.35 1    $(0.31)       $(0.38)      $(0.00)      $9.23      0.38%    $17,184       0.94%        3.84%
2003            9.45      0.37 1      0.18         (0.43)       (0.00)       9.57      5.89      18,067       1.02         3.84
2002 2          9.22      0.47 1      0.22         (0.46)       (0.00)       9.45      7.67      13,387       1.01         5.04
2001            8.77      0.55        0.45         (0.55)       (0.00)       9.22     11.66      13,863       1.03         6.03
2000            9.13      0.54       (0.37)        (0.53)       (0.00)       8.77      1.96      20,790       1.08         6.03
CLASS B
2004           $9.55     $0.28 1    $(0.32)       $(0.31)      $(0.00)      $9.20     (0.32)%    $6,729       1.64%        3.14%
2003            9.42      0.30 1      0.19         (0.36)       (0.00)       9.55      5.14       7,330       1.73         3.13
2002 2          9.19      0.41 1      0.22         (0.40)       (0.00)       9.42      6.93       6,801       1.72         4.33
2001            8.74      0.49        0.44         (0.48)       (0.00)       9.19     10.90       7,160       1.74         5.32
2000            9.11      0.48       (0.38)        (0.47)       (0.00)       8.74      1.10       9,192       1.83         5.28
CLASS C
2004           $9.56     $0.28 1    $(0.31)       $(0.31)      $(0.00)      $9.22     (0.21)%    $2,344       1.64%        3.14%
2003            9.43      0.30 1      0.19         (0.36)       (0.00)       9.56      5.15       1,246       1.73         3.13
2002 2          9.20      0.41 1      0.22         (0.40)       (0.00)       9.43      6.93         752       1.72         4.33
2001 3          8.83      0.45        0.37         (0.45)       (0.00)       9.20      9.51         113       1.74         5.32

                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
GOVERNMENT MORTGAGE FUND
CLASS A
2004             1.03%         3.75%          380%
2003             1.02          3.84           364
2002 2           1.01          5.04           219
2001             1.08          5.98            78
2000             1.19          5.92            74
CLASS B
2004             1.73%         3.05%          380%
2003             1.73          3.13           364
2002 2           1.72          4.33           219
2001             1.74          5.32            78
2000             1.94          5.17            74
CLASS C
2004             1.73%         3.05%          380%
2003             1.73          3.13           364
2002 2           1.72          4.33           219
2001 3           1.74          5.32            78

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Government Mortgage Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.02 decrease in Net Investment Income Per Share and an increase of $0.02 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.18% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Government Mortgage Fund Class C commenced operations on June 21, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
INTERMEDIATE BOND FUND
CLASS A
2004          $11.11     $0.34 1    $(0.41)       $(0.34)      $(0.00)     $10.70     (0.60)%   $13,662       0.84%        3.15%
2003           10.42      0.41 1      0.69         (0.41)       (0.00)      11.11     10.71      11,250       0.83         3.76
2002           10.26      0.52 1      0.16         (0.52)       (0.00)      10.42      6.78       8,926       0.82         5.02
2001            9.92      0.62        0.34         (0.62)       (0.00)      10.26      9.88       8,172       0.84         6.09
2000           10.41      0.61       (0.48)        (0.61)       (0.01)       9.92      1.25       3,874       0.83         5.97
CLASS B
2004          $11.11     $0.27 1    $(0.40)       $(0.27)      $(0.00)     $10.71     (1.19)%    $7,379       1.54%        2.45%
2003           10.42      0.33 1      0.69         (0.33)       (0.00)      11.11      9.94       4,245       1.54         3.05
2002           10.26      0.45 1      0.16         (0.45)       (0.00)      10.42      6.03       1,445       1.53         4.31
2001            9.93      0.56        0.31         (0.54)       (0.00)      10.26      9.00       1,392       1.54         5.39
2000           10.41      0.54       (0.47)        (0.54)       (0.01)       9.93      0.64         733       1.54         5.26
CLASS C
2004          $11.13     $0.27 1    $(0.40)       $(0.27)      $(0.00)     $10.73     (1.19)%      $525       1.54%        2.45%
2003           10.44      0.33 1      0.69         (0.33)       (0.00)      11.13      9.93         654       1.54         3.05
2002           10.28      0.44 1      0.17         (0.45)       (0.00)      10.44      6.03         413       1.53         4.31
2001            9.93      0.55        0.35         (0.55)       (0.00)      10.28      9.22         180       1.54         5.39
2000 2          9.91     (0.00)       0.02          0.00        (0.00)       9.93      0.22         191       1.54         5.26


                                Ratio of
                                  Net
                   Ratio      Investment
                    of          Income/
                 Expenses     (Loss) to
                to Average     Average
                Net Assets    Net Assets
                (Before        (Before      Portfolio
                   Fee           Fee         Turnover
                Waivers)       Waivers)        Rate
INTERMEDIATE BOND FUND
CLASS A
2004              0.99%         3.00%          164%
2003              0.98          3.61           129
2002              0.97          4.87           141
2001              1.04          5.89           133
2000              1.04          5.76           201
CLASS B
2004              1.69%         2.30%          164%
2003              1.69          2.90           129
2002              1.68          4.16           141
2001              1.69          5.24           133
2000              1.69          5.11           201
CLASS C
2004              1.69%         2.30%          164%
2003              1.69          2.90           129
2002              1.68          4.16           141
2001              1.69          5.24           133
2000 2            1.69          5.11           201


+ Total return is for the period indicated and has not been annualized, unles otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Intermediate Bond Fund Class C commenced operations on May 30, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
LIMITED MATURITY BOND FUND
CLASS A
2004          $10.20     $0.24 1    $(0.21)       $(0.25)      $(0.00)      $9.98      0.30%     $7,809       0.79%        2.33%
2003           10.00      0.30 1      0.21         (0.31)       (0.00)      10.20      5.21      11,369       0.79         2.92
2002 2          9.90      0.47 1      0.10         (0.47)       (0.00)      10.00      5.87       7,039       0.73         4.69
2001            9.74      0.60        0.16         (0.60)       (0.00)       9.90      7.99       5,022       0.65         5.88
2000            9.99      0.56       (0.24)        (0.57)       (0.00)       9.74      3.47         873       0.64         5.74
CLASS B
2004          $10.20     $0.16 1    $(0.20)       $(0.18)      $(0.00)      $9.98     (0.39)%    $1,477       1.49%        1.63%
2003           10.00      0.23 1      0.21         (0.24)       (0.00)      10.20      4.47       1,721       1.50         2.21
2002 2          9.90      0.39 1      0.11         (0.40)       (0.00)      10.00      5.07       1,329       1.49         3.93
2001            9.73      0.51        0.17         (0.51)       (0.00)       9.90      7.16         742       1.53         5.00
2000 2          9.90      0.39       (0.17)        (0.39)       (0.00)       9.73      2.22         180       1.54         4.84
CLASS C
2004          $10.20     $0.16 1    $(0.20)       $(0.18)      $(0.00)      $9.98     (0.40)%    $1,428       1.49%        1.63%
2003           10.00      0.23 1      0.21         (0.24)       (0.00)      10.20      4.47       1,572       1.50         2.21
2002 2          9.89      0.36 1      0.15         (0.40)       (0.00)      10.00      5.19         888       1.49         3.93
2001            9.73      0.51        0.16         (0.51)       (0.00)       9.89      7.06          64       1.53         5.00
2000 3          9.85      0.18       (0.12)        (0.18)       (0.00)       9.73      0.56          18       1.54         4.84


                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
LIMITED MATURITY FUND
CLASS A
2004             0.89%         2.23%          136%
2003             0.89          2.82           117
2002 2           0.83          4.59           110
2001             0.83          5.70            87
2000             0.84          5.54            90
CLASS B
2004             1.59%         1.53%          136%
2003             1.60          2.11           117
2002 2           1.59          3.83           110
2001             1.63          4.90            87
2000 2           1.64          4.74            90
CLASS C
2004             1.59%         1.53%          136%
2003             1.60          2.11           117
2002 2           1.59          3.83           110
2001             1.63          4.90            87
2000 3           1.64          4.74            90


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Limited Maturity Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and a decrease in the Ratio of Net Investment Income to Average Net Assets of $0.01%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Limited Maturity Bond Fund Class B and Class C commenced operations on August 11, 1999 and January 27, 2000, respectively. All ratios for the respective periods have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
TOTAL RETURN ADVANTAGE FUND
CLASS A
2004          $11.01     $0.39 1    $(0.55)       $(0.39)      $(0.24)     $10.22     (1.43)%    $4,359       0.85%        3.67%
2003           10.24      0.45 1      0.92         (0.50)       (0.10)      11.01     13.79       4,122       0.83         4.35
2002 2         10.02      0.53 1      0.22         (0.53)       (0.00)      10.24      7.60       1,350       0.80         5.17
2001            9.47      0.55        0.56         (0.56)       (0.00)      10.02     12.00       1,183       0.76         5.70
2000            9.98      0.57       (0.44)        (0.58) 3     (0.06)       9.47      1.41       5,035       0.73         5.92
CLASS B
2004          $11.04     $0.32 1    $(0.54)       $(0.32)      $(0.24)     $10.26     (2.01)%    $1,220       1.55%        2.97%
2003           10.27      0.39 1      0.91         (0.43)       (0.10)      11.04     12.97         902       1.54         3.64
2002 2         10.05      0.46 1      0.21         (0.45)       (0.00)      10.27      6.83         301       1.51         4.46
2001            9.50      0.48        0.56         (0.49)       (0.00)      10.05     11.18         147       1.49         4.97
2000 4          9.73      0.39       (0.19)        (0.37)       (0.06)       9.50      2.17           1       1.47         5.18
CLASS C
2004          $11.03     $0.32 1    $(0.55)       $(0.32)      $(0.24)     $10.24     (2.11)%      $362       1.55%        2.97%
2003           10.25      0.38 1      0.93         (0.43)       (0.10)      11.03     13.09         340       1.54         3.64
2002 2         10.04      0.46 1      0.20         (0.45)       (0.00)      10.25      6.73          38       1.51         4.46
2001 4          9.73      0.32        0.31         (0.32)       (0.00)      10.04      6.54          20       1.49         4.97
ULTRA SHORT BOND FUND
CLASS A
2004          $10.08     $0.13 1    $(0.07)       $(0.15)      $(0.00)      $9.99      0.58%     $3,178       0.61%        1.29%
2003 5         10.02      0.06 1      0.06         (0.06)       (0.00)      10.08      1.23         109       0.52         1.55


                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
TOTAL RETURN ADVANTAGE FUND
CLASS A
2004             1.00%         3.52%          134%
2003             0.98          4.20           108
2002 2           0.97          5.00            88
2001             1.04          5.42           182
2000             1.02          5.63           121
CLASS B
2004             1.70%         2.82%          134%
2003             1.69          3.49           108
2002 2           1.68          4.29            88
2001             1.69          4.77           182
2000 4           1.67          4.98           121
CLASS C
2004             1.70%         2.82%          134%
2003             1.69          3.49           108
2002 2           1.68          4.29            88
2001 4           1.69          4.77           182
ULTRA SHORT BOND FUND
CLASS A
2004             0.81%         1.09%          120%
2003 5           0.84          1.17           239

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Total Return Advantage Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and 0.00% on the Ratio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.
(4) Total Return Advantage Fund Class B and Class C commenced operations on September 29, 1999 and October 3, 2000, respectively. All ratios for the respective periods have been annualized.
(5) Ultra Short Bond Fund Class A commenced operations on January 6, 2003. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2004          $10.64     $0.37 1    $(0.46)       $(0.38)      $(0.00)     $10.17     (0.83)%    $8,295       0.85%        3.53%
2003           10.21      0.38 1      0.43         (0.38)       (0.00)      10.64      8.07       4,443       0.85         3.67
2002 2         10.05      0.41 1      0.15         (0.40)       (0.00)      10.21      5.65       7,385       0.80         3.99
2001            9.54      0.42        0.51         (0.42)       (0.00)      10.05      9.94       6,644       0.70         4.29
2000            9.97      0.41       (0.42)        (0.41)       (0.01)       9.54     (0.02)      4,009       0.64         4.27
CLASS B
2004          $10.60     $0.29 1    $(0.45)       $(0.31)      $(0.00)     $10.13     (1.54)%      $778       1.55%        2.83%
2003           10.16      0.30 1      0.44         (0.30)       (0.00)      10.60      7.43         828       1.56         2.96
2002 2         10.00      0.33 1      0.16         (0.33)       (0.00)      10.16      4.92         749       1.51         3.28
2001            9.50      0.35        0.50         (0.35)       (0.00)      10.00      9.09         500       1.40         3.59
2000            9.96      0.34       (0.45)        (0.34)       (0.01)       9.50     (1.05)        224       1.35         3.56
CLASS C
2004          $10.60     $0.30 1    $(0.47)       $(0.31)      $(0.00)     $10.12     (1.64)%       $84       1.55%        2.83%
2003           10.17      0.30 1      0.43         (0.30)       (0.00)      10.60      7.33          91       1.56         2.96
2002 2         10.01      0.33 1      0.15         (0.32)       (0.00)      10.17      4.86          19       1.56         3.23
2001 3          9.50      0.27        0.51         (0.27)       (0.00)      10.01      8.30          82       1.55         3.44
2000 4          9.52      0.03       (0.02)        (0.03)       (0.00)       9.50      0.09          --       1.50         3.41


                               Ratio of
                                  Net
                   Ratio      Investment
                    of          Income/
                 Expenses     (Loss) to
                to Average     Average
                Net Assets    Net Assets
                (Before        (Before      Portfolio
                   Fee           Fee         Turnover
                Waivers)       Waivers)        Rate
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2004              1.00%         3.38%            9%
2003              1.00          3.52            11
2002 2            0.95          3.84            19
2001              0.90          4.09            27
2000              0.91          4.00            65
CLASS B
2004              1.70%         2.68%            9%
2003              1.71          2.81            11
2002 2            1.66          3.13            19
2001              1.55          3.44            27
2000              1.56          3.35            65
CLASS C
2004              1.70%         2.68%            9%
2003              1.71          2.81            11
2002 2            1.71          3.08            19
2001 3            1.70          3.29            27
2000 4            1.65          3.26            65

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. This resulted in a $0.01 increase in Net Investment Income Per Share and a decrease of $0.01 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.07% for the year ended May 31, 2003. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Information presented for the Intermediate Tax Exempt Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
(4) Intermediate Tax Exempt Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2004          $11.44     $0.44 1    $(0.52)       $(0.44)      $(0.00)     $10.92     (0.68)%   $12,920       0.85%        3.86%
2003           11.02      0.45 1      0.44         (0.45)       (0.02)      11.44      8.23      14,112       0.85         3.99
2002 2         10.93      0.47 1      0.10         (0.47)       (0.01)      11.02      5.33      15,638       0.79         4.27
2001           10.38      0.49        0.55         (0.49)       (0.00)      10.93     10.13      13,816       0.70         4.52
2000           10.91      0.45       (0.53)        (0.44)       (0.01)      10.38     (0.68)     14,799       1.06         4.21
CLASS B
2004          $11.46     $0.37 1    $(0.52)       $(0.37)      $(0.00)     $10.94     (1.37)%    $1,492       1.55%        3.16%
2003           11.03      0.37 1      0.45         (0.37)       (0.02)      11.46      7.57       1,985       1.56         3.28
2002 2         10.95      0.39 1      0.09         (0.39)       (0.01)      11.03      4.44       1,960       1.50         3.56
2001           10.39      0.40        0.56         (0.40)       (0.00)      10.95      9.31       1,937       1.55         3.67
2000           10.92      0.37       (0.53)        (0.36)       (0.01)      10.39     (1.41)      1,881       1.81         3.46
CLASS C
2004          $11.46     $0.36 1    $(0.52)       $(0.36)      $(0.00)     $10.94     (1.38)%       $72       1.55%        3.16%
2003           11.03      0.37 1      0.45         (0.37)       (0.02)      11.46      7.57         320       1.56         3.28
2002 2,3       11.05      0.32 1     (0.02)        (0.31)       (0.01)      11.03      2.81         283       1.55         3.51


                               Ratio of
                                  Net
                   Ratio      Investment
                    of          Income/
                 Expenses     (Loss) to
                to Average     Average
                Net Assets    Net Assets
                (Before        (Before      Portfolio
                   Fee           Fee         Turnover
                Waivers)       Waivers)        Rate
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2004              1.00%         3.71%            5%
2003              1.00          3.84             7
2002 2            0.94          4.12             6
2001              0.90          4.32            16
2000              1.16          4.11            10
CLASS B
2004              1.70%         3.01%            5%
2003              1.71          3.13             7
2002 2            1.65          3.41             6
2001              1.70          3.52            16
2000              1.91          3.36            10
CLASS C
2004              1.70%         3.01%            5%
2003              1.71          3.13             7
2002 2,3          1.70          3.36             6

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Michigan Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.03% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Michigan Intermediate Municipal Bond fund Class C commenced operations on August 6, 2001. All ratios for the period have been annualized.


Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2004          $11.66     $0.38 1    $(0.49)       $(0.38)      $(0.00)     $11.17     (0.92)%    $9,618       0.85%        3.36%
2003           11.17      0.41 1      0.49         (0.41)       (0.00)      11.66      8.21      14,859       0.85         3.60
2002 2         11.00      0.44 1      0.18         (0.45)       (0.00)      11.17      5.70      11,639       0.80         4.00
2001           10.46      0.47        0.54         (0.47)       (0.00)      11.00      9.81       8,460       0.66         4.34
2000           11.00      0.47       (0.53)        (0.47)       (0.01)      10.46     (0.51)      5,173       0.62         4.42
CLASS B
2004          $11.63     $0.30 1    $(0.49)       $(0.30)      $(0.00)     $11.14     (1.62)%      $881       1.55%        2.66%
2003           11.14      0.33 1      0.49         (0.33)       (0.00)      11.63      7.47         706       1.56         2.89
2002 2,3       11.10      0.18 1      0.04         (0.18)       (0.00)      11.14      1.99         161       1.51         3.29
CLASS C
2004          $11.64     $0.30 1    $(0.49)       $(0.30)      $(0.00)     $11.15     (1.62)%    $1,074       1.55%        2.66%
2003           11.15      0.33 1      0.49         (0.33)       (0.00)      11.64      7.46       1,091       1.56         2.89
2002 2         11.00      0.36 1      0.15         (0.36)       (0.00)      11.15      4.72       1,025       1.56         3.24
2001 3         10.61      0.36        0.38         (0.35)       (0.00)      11.00      7.08         281       1.51         3.49


                             Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2004             1.00%         3.21%           13%
2003             1.00          3.45             6
2002 2           0.95          3.85            19
2001             0.86          4.14            20
2000             0.90          4.14            31
CLASS B
2004             1.70%         2.51%           13%
2003             1.71          2.74             6
2002 2,3         1.66          3.14            19
CLASS C
2004             1.70%         2.51%           13%
2003             1.71          2.74             6
2002 2           1.71          3.09            19
2001 3           1.66          3.34            20


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
++ Information presented for the Intermediate Tax Exempt Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Ohio Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.02% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Ohio Intermediate Tax Exempt Bond Fund Class B and Class C commenced operations on December 4, 2001 and June 23, 2000, respectively. All ratios for the respective periods have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                   Realized
                                      and                                                                   Ratio of
               Net                 Unrealized                Distribution                                   Expenses   Ratio of Net
              Asset       Net         Gain        Dividends    from Net                                        to       Investment
              Value,   Investment    (Loss)       from Net     Realized   Net Asset           Net Assets    Average   Income/(Loss)
             Beginning   Income/      on         Investment    Capital   Value, End   Total     End of         Net      to Average
             of Year     (Loss)   Investments      Income       Gains     of Year    Return+  Year (000)     Assets    Net Assets
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2004          $10.98     $0.34 1    $(0.49)       $(0.35)      $(0.00)     $10.48     (1.42)%    $1,299       0.88%        3.13%
2003           10.49      0.38 1      0.49         (0.38)       (0.00)      10.98      8.48       1,118       0.90         3.59
2002 2         10.38      0.44 1      0.11         (0.44)       (0.00)      10.49      5.36       1,015       0.84         4.20
2001            9.91      0.46 1      0.47         (0.46)       (0.00)      10.38      9.52         399       0.73         4.47
2000           10.40      0.44       (0.45)        (0.46)       (0.02)       9.91     (0.05)        216       0.63         4.45
CLASS C
2004          $10.97     $0.26 1    $(0.48)       $(0.27)      $(0.00)     $10.48     (2.01)%      $887       1.58%        2.43%
2003           10.48      0.31 1      0.49         (0.31)       (0.00)      10.97      7.73         907       1.61         2.88
2002 2         10.38      0.35 1      0.11         (0.36)       (0.00)      10.48      4.46         463       1.60         3.44
2001 3          9.91      0.04 1      0.47         (0.04)       (0.00)      10.38      5.18           4       1.24         3.72
2000 4          9.95      0.13       (0.14)        (0.03)       (0.00)       9.91     (0.06)         --       1.53         3.55


                              Ratio of
                                 Net
                  Ratio      Investment
                   of          Income/
                Expenses     (Loss) to
               to Average     Average
               Net Assets    Net Assets
               (Before        (Before      Portfolio
                  Fee           Fee         Turnover
               Waivers)       Waivers)        Rate
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2004             1.03%         2.98%           14%
2003             1.05          3.44            12
2002 2           0.99          4.05            13
2001             0.96          4.24            25
2000             0.94          4.14            38
CLASS C
2004             1.73%         2.28%           14%
2003             1.76          2.73            12
2002 2           1.75          3.29            13
2001 3           1.42          3.54            25
2000 4           1.68          3.40            38

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Pennsylvania Intermediate Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and 0.00% on the Ratio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Information presented for the Pennsylvania Intermediate Municipal Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
(4) Pennsylvania Intermediate Municipal Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.
                                                        J. WILLIAM PULLEN
JOHN G. BREEN                                           President and Chief Executive Officer,
Retired Chairman and CEO,                                  Whayne Supply Company
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds

www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                    R SHARES


                                 OCTOBER 1, 2004

                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                             TAX MANAGED EQUITY FUND



                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND



                               FIXED INCOME FUNDS
                                    BOND FUND
                            GOVERNMENT MORTGAGE FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND



                               MONEY MARKET FUNDS
                                MONEY MARKET FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.


[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE


ARMADA INTERNATIONAL EQUITY FUND...............................................1
ARMADA LARGE CAP CORE EQUITY FUND..............................................5
ARMADA LARGE CAP GROWTH FUND...................................................8
ARMADA LARGE CAP VALUE FUND...................................................11
ARMADA MID CAP GROWTH FUND....................................................14
ARMADA MID CAP VALUE FUND.....................................................17
ARMADA S&P 500 INDEX FUND.....................................................20
ARMADA SMALL CAP CORE FUND....................................................23
ARMADA SMALL CAP GROWTH FUND..................................................25
ARMADA SMALL CAP VALUE FUND...................................................28
ARMADA TAX MANAGED EQUITY FUND................................................31
ARMADA AGGRESSIVE ALLOCATION FUND.............................................39
ARMADA BALANCED ALLOCATION FUND...............................................43
ARMADA CONSERVATIVE ALLOCATION FUND...........................................47
ARMADA BOND FUND..............................................................54
ARMADA GOVERNMENT MORTGAGE FUND...............................................57
ARMADA INTERMEDIATE BOND FUND.................................................60
ARMADA LIMITED MATURITY BOND FUND.............................................64
ARMADA TOTAL RETURN ADVANTAGE FUND............................................67
ARMADA ULTRA SHORT BOND FUND..................................................71
ARMADA MONEY MARKET FUND......................................................77
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................82
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................87
INVESTOR PROFILES.............................................................88
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................90
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................94
DIVIDENDS AND TAXES..........................................................106
FINANCIAL HIGHLIGHTS.........................................................110

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or "Sub-Adviser") serves as sub-adviser to the Armada Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.


An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in common stocks of issuers located
                                   in at least three foreign countries


PRINCIPAL RISKS                    Market risk, foreign risk, multi-national
                                   companies risk, country risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS


1998          1999        2000         2001         2002           2003
19.53%        49.71%      -17.09%      -25.52%      -19.20%        32.59%


Best Quarter         36.05%   (12/31/99)
Worst Quarter        -19.96%  (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.49%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR              5 YEARS       SINCE INCEPTION    DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                                          8/1/97
     Returns Before Taxes                          25.23%          -1.31%             0.60%
     Returns After Taxes on
     Distributions                                 24.69%          -1.78%             0.20%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                        16.39%          -1.26%             0.37%
-----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees,
expenses or taxes)                                 38.59%          -0.09%             1.17%           Since 7/31/97
-----------------------------------------------------------------------------------------------------------------------


1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")


FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks of large cap
                                  companies


PRINCIPAL RISK                    Market risk, active trading risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.


The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


1998          1999        2000      2001          2002            2003
31.99%        19.72%      1.45%     -14.49%       -20.44%         26.69%

Best Quarter      25.04%   (12/31/98)
Worst Quarter     -17.62%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------------
                                                                                      SINCE
CLASS A SHARES                                    1 YEAR           5 YEARS          INCEPTION    DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity
Fund                                                                                                  8/1/97
     Returns Before Taxes                         19.72%            -0.22%            4.68%
     Returns After Taxes on
     Distributions                                19.42%            -1.07%            3.72%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                       12.79%            -0.38%            3.70%
-------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index 1 (reflects no deduction for                                                                     Since
fees, expenses or taxes)                          28.68%            -0.57%            3.92%           7/31/97
-------------------------------------------------------------------------------------------------------------------


1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")


FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in growth-oriented common stocks of
                                   large cap companies


PRINCIPAL RISK                     Market risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.


The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                                             CALENDAR YEAR TOTAL RETURNS

1994          1995       1996        1997        1998        1999        2000       2001        2002        2003
-0.94%        28.51%     19.98%      36.34%      28.74%      22.66%      -5.48%     -16.53%     -28.39%     19.75%


Best Quarter      22.85%    (12/31/98)
Worst Quarter     -16.15%   (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.43%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                          1 YEAR          5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund
     Returns Before Taxes                                               13.16%          -4.75%           7.71%
     Returns After Taxes on Distributions                               13.05%          -5.03%           6.18%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                         8.55%          -4.03%           5.92%
---------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                                   28.68%          -0.57%          11.07%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 2,3                                           29.75%          -5.11%           9.21%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

2 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the
  1000 largest U.S. companies based on market capitalization.

3 On May 11, 2004 the Fund's benchmark was changed to the Russell 1000 Growth Index. The Adviser feels that this index serves as a better comparison for the Fund.


FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                     Capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in value-oriented common stocks of
                                    large cap companies

PRINCIPAL RISK                      Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                                           CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998       1999         2000         2001         2002          2003
27.37%        17.89%      28.87%     9.77%      -0.25%       11.30%       -4.05%       -15.22%       26.78%

Best Quarter      15.42%   (6/30/03)
Worst Quarter     -17.98%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR         5 YEARS      SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                             8/22/94
     Returns Before Taxes                           19.84%          1.59%            9.07%
     Returns After Taxes on
     Distributions                                  19.40%          0.54%            7.79%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                         12.85%          0.82%            7.27%
----------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                                  30.03%          3.56%           12.42%           Since 8/31/94
----------------------------------------------------------------------------------------------------------------------

1 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA MID CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in growth-oriented common stocks of
                                   medium-sized companies


PRINCIPAL RISK                     Market risk, active trading risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                                                 CALENDAR YEAR TOTAL RETURNS

1994           1995        1996        1997        1998        1999        2000        2001         2002          2003
-5.43%         29.58%      18.53%      11.60%      11.04%      45.47%      -8.11%      -19.17%      -31.25%       33.68%


Best Quarter      34.98%   (12/31/99)
Worst Quarter     -27.16%  (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MID CAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                            1 YEAR         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
     Returns Before Taxes                                                 26.37%         -1.27%          5.38%
     Returns After Taxes on Distributions                                 26.37%         -4.35%          1.43%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                          17.14%         -1.80%          3.00%
---------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees, expenses or taxes)                       42.71%         2.01%           9.40%
---------------------------------------------------------------------------------------------------------------------


1 The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the
  800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP VALUE FUND
         (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

FUND SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in value-oriented common stocks of
                                   mid cap companies

PRINCIPAL RISKS                    Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

CALENDAR YEAR TOTAL RETURNS

2003
34.50%

Best Quarter         16.95%      (6/30/03)
Worst Quarter        -3.96%      (3/31/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 7.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


---------------------------------------------------------------------------------------------------------
CLASS A SHARES                                  1 YEAR           SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Mid Cap Value Fund                                                                  7/1/02
   Returns Before Taxes                          27.09%               10.26%
   Returns After Taxes on
   Distributions                                 26.12%                9.64%
   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                        17.70%                8.41%
---------------------------------------------------------------------------------------------------------
Russell Midcap Value Index 1
(reflects no deduction for fees,
expenses or taxes)                               38.07%               13.73%             Since 6/30/02

1 The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.


FUND FEES AND EXPENSES

See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")


FUND SUMMARY

INVESTMENT GOAL                    To approximate, before Fund expenses, the
                                   investment results of the S&P 500 Composite
                                   Stock Price Index

PRINCIPAL INVESTMENT STRATEGY      Investing in stocks that comprise the S&P 500
                                   Composite Stock Price Index

PRINCIPAL RISKS                    Market risk, tracking error risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Adviser invests at least 80% of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


1999          2000          2001         2002              2003
20.28%        -9.45%        -12.47%      -22.57%           27.96%

Best Quarter      15.28%   (6/30/03)
Worst Quarter     -17.37%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.99%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE           DATE OF
CLASS A SHARES                                          1 YEAR          5 YEARS        INCEPTION        INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                                10/15/98
     Returns Before Taxes                               23.23%          -1.88%           1.28%
     Returns After Taxes on
     Distributions                                      22.78%          -2.26%          -0.89%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                             15.06%          -1.81%          -0.66%
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses                                                                  Since
or taxes)                                               28.68%          -0.57%           1.68%           10/31/98
----------------------------------------------------------------------------------------------------------------------


1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies,
  Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES


See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA SMALL CAP CORE FUND


FUND SUMMARY

INVESTMENT GOAL                     Capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in common stocks of small cap
                                    companies

PRINCIPAL RISKS                     Market risk, small companies risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)). 1 CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million to $3 billion at the time of purchase.


--------
1 CFROI is a registered trademark of CSFB Holt.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Since the Fund did not commence operations until April 2, 2004, performance results have not been provided.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA SMALL CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL                     Capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in growth-oriented common stocks
                                    of small cap companies


PRINCIPAL RISKS                     Market risk, small companies risk, active
                                    trading risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


1998         1999        2000          2001        2002          2003
7.28%        35.63%      -15.19%       -8.27%      -39.47%       45.14%


Best Quarter      36.11%   (12/31/99)
Worst Quarter     -25.82%  (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -3.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR        5 YEARS       SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                            8/1/97
     Returns Before Taxes                           37.21%        -2.61%             0.11%
     Returns After Taxes on
     Distributions                                  37.21%        -2.98%            -0.27%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                         24.19%        -2.20%             0.04%
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                                  48.54%         0.86%             1.19%           Since 7/31/97
----------------------------------------------------------------------------------------------------------------------


1 The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA SMALL CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in value-oriented common stocks
                                     of small cap companies


PRINCIPAL RISKS                      Market risk, small companies risk, active
                                     trading risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                                         CALENDAR YEAR TOTAL RETURNS


1995           1996        1997        1998        1999       2000          2001          2002          2003
18.41%         22.32%      32.05%      -7.64%      7.65%      33.22%        17.03%        -10.75%       38.62%


Best Quarter      19.22%   (12/31/01)
Worst Quarter     -17.92%  (9/30/98)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -3.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


---------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE            DATE OF
CLASS A SHARES                                      1 YEAR         5 YEARS           INCEPTION         INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                             8/15/94
     Returns Before Taxes                           31.02%         14.44%             14.71%
     Returns After Taxes on
     Distributions                                  30.50%         12.77%             12.49%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                         20.79%         11.63%             11.71%
---------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,                                                                          Since
expenses or taxes)                                  26.03%         12.28%             13.70%            7/31/94
---------------------------------------------------------------------------------------------------------------------


1 The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the
  2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND


FUND SUMMARY


INVESTMENT GOAL                    Capital appreciation, while maximizing
                                   after-tax returns


PRINCIPAL INVESTMENT STRATEGY      Investing in common stocks using strategies
                                   designed to minimize the impact of taxes

PRINCIPAL RISK                     Market risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while maximizing after-tax returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to maximize after-tax returns by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.


The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of Class A Shares of the Fund for the period April 9, 1998 until May 11, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                                                    CALENDAR YEAR TOTAL RETURNS

1994           1995        1996        1997        1998         1999          2000         2001         2002         2003
-1.85%         29.51%      20.64%      39.06%      37.25%       18.77%        -2.47%       -12.87%      -25.44%      21.98%


Best Quarter      23.02%   (12/31/98)
Worst Quarter     -16.14%  (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.79%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 DATE OF
                                                                                      SINCE COMMENCEMENT     COMMENCEMENT AS
CLASS A SHARES                                 1 YEAR       5 YEARS       10 YEARS    AS REGISTERED FUND     REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                                    4/9/98
     Returns Before Taxes                      15.22%       -2.81%         9.65% 1           0.64%
     Returns After Taxes On
     Distributions                             13.67%       -3.16%          N/A 2            0.30%
     Returns After Taxes on
     Distributions and Sale of Fund
     Shares                                    11.56%       -2.43%          N/A 2            0.47%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees,
expenses or taxes)                             28.68%       -0.57%         11.07%            1.62%            Since 3/31/98
--------------------------------------------------------------------------------------------------------------------------------

1 Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES


See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES                                        INTERNATIONAL EQUITY         LARGE CAP CORE EQUITY
(PAID DIRECTLY FROM YOUR INVESTMENT)                             FUND                         FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                         None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                         None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        1.15%                         0.75%
---------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.60%                         0.60%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.21%                         0.14%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.96%                         1.49%
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                        LARGE CAP GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.75%
---------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 0.60%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.13%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.48%
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                     LARGE CAP VALUE FUND          MID CAP GROWTH FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                         None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                         None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                        None                         None
redeemed, if applicable)
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.75%                         1.00% 2
---------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.14%                         0.21%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.49%                         1.81% 2
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                          MID CAP VALUE FUND           S&P 500 INDEX FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                         None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                         None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                        None
redeemed, if applicable)                                                                      None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees 2                                      1.00%                         0.35%
---------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.19%                         0.14%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                                            1.78%                         1.09%
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                         SMALL CAP CORE FUND          SMALL CAP GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                         None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                        0.75%
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                         None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                        None                         None
redeemed, if applicable)
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        1.00% 3                      1.00%
---------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                        0.60%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.16% 4                      0.18%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.76%                        1.78%
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                         SMALL CAP VALUE FUND        TAX MANAGED EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                         None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                        0.75%
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                         None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                        None
redeemed, if applicable)                                                                      None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        1.00%                        0.75% 2
---------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                        0.60%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.13%                        0.19%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.73%                        1.54% 2
---------------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                                ADVISORY FEES              TOTAL EXPENSES
--------------------------------------------------------------------------------
Mid Cap Growth Fund                     0.75%                      1.56%
Mid Cap Value Fund                      0.75%                      1.58%
S&P 500 Index Fund                      0.20%                      0.93%
Tax Managed Equity Fund                 0.75%                      1.29%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                                     ADVISORY FEES    TOTAL EXPENSES
--------------------------------------------------------------------------------
Mid Cap Growth Fund                      0.75%            1.56%
Mid Cap Value Fund                       0.75%            1.53%
S&P 500 Index Fund                       0.20%            0.94%
Tax Managed Equity Fund                  0.50%            1.29%


These fee waivers are voluntary and may be revised or discontinued at any time.


3 From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.


4 Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                 ------       -------      -------      --------
INTERNATIONAL EQUITY FUND
    Class R Shares 1               $274         $615       $1,057        $2,285
    Class R Shares 2                199          615        1,057         2,285
LARGE CAP CORE EQUITY FUND
    Class R Shares 1                227          471          813         1,779
    Class R Shares 2                152          471          813         1,779
LARGE CAP GROWTH FUND
    Class R Shares 1                226          468          808         1,768
    Class R Shares 2                151          468          808         1,768
LARGE CAP VALUE FUND
    Class R Shares 1                227          471          813         1,779
    Class R Shares 2                152          471          813         1,779
MID CAP GROWTH FUND
    Class R Shares 1                259          569          980         2,127
    Class R Shares 2                184          569          980         2,127
MID CAP VALUE FUND
    Class R Shares 1                256          560          964         2,095
    Class R Shares 2                181          560          964         2,095

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                 ------       -------      -------      --------
S&P 500 INDEX FUND
    Class R Shares 1                186          347          601         1,329
    Class R Shares 2                111          347          601         1,329
SMALL CAP CORE FUND
    Class R Shares 1                254          554          N/A           N/A
    Class R Shares 2                179          554          N/A           N/A
SMALL CAP GROWTH FUND
    Class R Shares 1                256          560          964         2,095
    Class R Shares 2                181          560          964         2,095
SMALL CAP VALUE FUND
    Class R Shares 1                251          545          939         2,041
    Class R Shares 2                176          545          939         2,041
TAX MANAGED EQUITY FUND
    Class R Shares 1                232          486          839         1,834
    Class R Shares 2                157          486          839         1,834


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation with current income as a
                                 secondary objective

PRINCIPAL INVESTMENT STRATEGY    Investing in a combination of Underlying Armada
                                 Funds that, in turn, invest primarily in U.S.
                                 and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                  Market risk, interest rate risk, credit risk,
                                 prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 86.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS


2002    2003
-19.08% 23.41%

Best Quarter      13.89%  (6/30/03)
Worst Quarter     -14.66%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.65%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                      1 YEAR       SINCE INCEPTION   DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                                                                        3/6/01
     Returns Before Taxes                                            17.50%           -3.29%
     Returns After Taxes on Distributions                            17.37%           -3.65%
     Returns After Taxes on Distributions and Sale
     of Fund Shares                                                  11.37%           -3.00%
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)                  4.10%             7.09%         Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                  28.68%           -2.21%         Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                  22.54%            0.12%         Since 2/28/01
----------------------------------------------------------------------------------------------------------------------


1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500 Composite Index and 25% Lehman U.S.
  Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 51 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL                  Long-term capital appreciation and current
                                 income

PRINCIPAL INVESTMENT STRATEGY    Investing in a diversified portfolio of common
                                 stocks, investment grade fixed income
                                 securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions


PRINCIPAL RISKS                  Market risk, allocation risk, small companies
                                 risk, foreign risk, interest rate risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS


1999            2000         2001          2002             2003
14.97%          1.51%        -7.08%        -13.89%          21.96%


Best Quarter      16.10%   (12/31/99)
Worst Quarter     -10.97%  (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.19%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE          DATE OF
CLASS A SHARES                                           1 YEAR          5 YEARS        INCEPTION       INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                                          7/31/98
     Returns Before Taxes                                 16.18%           1.65%          3.05%
     Returns After Taxes on Distributions                 15.83%           0.14%          1.10%
     Returns After Taxes on Distributions
     and Sale of Fund Shares                              10.50%           0.59%          1.38%
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                                  4.10%           6.62%          6.94%        Since 7/31/98
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2 (reflects no
deduction for fees, expenses or taxes)                    28.68%          -0.57%          1.31%        Since 7/31/98
----------------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses
or taxes)                                                 18.85%           2.31%          3.56%        Since 7/31/98
----------------------------------------------------------------------------------------------------------------------


1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman
  Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES


See page 51 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL                         Current income and moderate capital
                                        appreciation consistent with
                                        preservation of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in a combination of Underlying
Armada Funds                            that, in turn, invest primarily in
                                        investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS                         Market risk, interest rate risk, credit
                                        risk, prepayment/extension risk,
                                        allocation risk, small companies risk,
                                        conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 86.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.


The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.


The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


2002               2003
-6.05%             13.59%

Best Quarter      8.19%    (6/30/03)
Worst Quarter     -4.97%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.07%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE          DATE OF
CLASS A SHARES                                                               1 YEAR        INCEPTION       INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                                                          3/6/01
     Returns Before Taxes                                                     8.21%           0.81%
     Returns After Taxes on Distributions                                     7.62%           0.00%
     Returns After Taxes on Distributions and Sale of Fund Shares             5.31%           0.18%
------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                           4.31%           7.17%      Since 2/28/01
------------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                          28.68%          -2.21%      Since 2/28/01
------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                          13.07%           3.89%      Since 2/28/01
------------------------------------------------------------------------------------------------------------------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500 Composite Stock Price Index and 65%
  Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES & EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION        BALANCED ALLOCATION
(PAID DIRECTLY FROM YOUR INVESTMENT)                     FUND                        FUND
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                                   None                        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                        0.75%                        0.75%
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                   None                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                                            None
redeemed, if applicable)                                 None
------------------------------------------------------------------------------------------------------
Exchange Fee                                             None                        None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                0.25% 2                      0.75%
------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                            0.60%                        0.60%
------------------------------------------------------------------------------------------------------
Other Expenses                                          0.25%                        0.18%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.10% 2                      1.53%
------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                       1.00% 3                       N/A
------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses              2.10% 3                       N/A
------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                CONSERVATIVE ALLOCATION FUND
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price)                                                          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                       None
redeemed, if applicable)
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                       0.25% 2
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                   0.60%
--------------------------------------------------------------------------------
Other Expenses                                                 0.23%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                             1.08% 2
--------------------------------------------------------------------------------
Indirect Underlying Fund Expenses 3                            0.86%
--------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses 3                   1.94%
--------------------------------------------------------------------------------


1 A contingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.


2 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

  FUND                                     ADVISORY FEES         TOTAL EXPENSES
  Aggressive Allocation Fund                   0.00%                 0.85%
  Conservative Allocation Fund                 0.00%                 0.83%


  The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


  FUND                                     ADVISORY FEES         TOTAL EXPENSES
  Aggressive Allocation Fund                   0.00%                 0.85%
  Conservative Allocation Fund                 0.00%                 0.83%


 These fee waivers are voluntary and may be revised or discontinued at any time.

3 Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:


                                               Aggressive         Conservative
      FUND                                  Allocation Fund      Allocation Fund
      ----                                  ---------------      ---------------
      International Equity Fund                   0.00%              0.00%
      Large Cap Growth Fund                      16.87%              8.33%
      Large Cap Value Fund                       25.08%             12.39%
      Small Cap Growth Fund                      18.75%              9.25%
      Small Cap Value Fund                       18.87%              9.30%
      Bond Fund                                  19.92%              0.00%
      Intermediate Bond Fund                      0.00%             59.62%
      Money Market Fund                           0.51%              1.11%


The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:


      Aggressive Allocation Fund             1.85%
      Conservative Allocation Fund           1.69%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
AGGRESSIVE ALLOCATION FUND*
    Class R Shares 1                        $288      $658    $1,129      $2,431
    Class R Shares 2                         213       658     1,129       2,431
BALANCED ALLOCATION FUND
    Class R Shares 1                         231       483       834       1,824
    Class R Shares 2                         156       483       934       1,824
CONSERVATIVE ALLOCATION FUND*
    Class R Shares 1                         272       609     1,047       2,264
    Class R Shares 2                         197       609     1,047       2,264


*The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income as well as preservation of
                                    capital

PRINCIPAL INVESTMENT STRATEGY       Investing in a diversified portfolio of
                                    investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years


PRINCIPAL RISKS                     Market risk, interest rate risk, prepayment/
                                    extension risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                                               CALENDAR YEAR TOTAL RETURNS

1994           1995        1996        1997       1998       1999        2000       2001        2002        2003
-3.68%         17.13%      3.11%       9.12%      7.27%      -2.04%      7.30%      7.26%       9.71%       3.80%

Best Quarter      6.11%    (6/30/95)
Worst Quarter     -2.61%   (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.32%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                    1 YEAR              5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------
Armada Bond Fund
     Returns Before Taxes                                          -1.12%              4.10%              5.22%
     Returns After Taxes on Distributions                          -2.40%              2.03%              2.96%
     Returns After Taxes on Distributions and
     Sale of Fund Shares                                           -0.74%              2.18%              3.00%
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 4.10%              6.62%              6.95%
----------------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 74 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GOVERNMENT MORTGAGE FUND

         (FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

FUND SUMMARY

INVESTMENT GOAL                    Current income as well as preservation of
                                   capital

PRINCIPAL INVESTMENT STRATEGY      Investing in mortgage-related securities
                                   issued or guaranteed by the U.S. government

PRINCIPAL RISKS                    Market risk, interest rate risk, prepayment/
                                   extension risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                                               CALENDAR YEAR TOTAL RETURNS

1994            1995         1996        1997        1998        1999        2000        2001        2002        2003
-0.70%          13.50%       4.54%       7.87%       6.83%       0.95%       10.00%      7.35%       7.92%       1.88%

Best Quarter      3.88%             (6/30/95)
Worst Quarter     -1.13%            (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.53%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                              1 YEAR        5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------------------
Armada Government Mortgage Fund
     Returns Before Taxes                                                   -2.98%         4.55%           5.42%
     Returns After Taxes on Distributions                                   -4.21%         2.48%           2.87%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                            -1.94%         2.57%           2.97%
----------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)                          3.07%         6.55%           6.89%
----------------------------------------------------------------------------------------------------------------------

1 The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by
  GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 74 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income as well as preservation of
                                  capital

PRINCIPAL INVESTMENT STRATEGY     Investing in investment grade fixed income
                                  securities, while maintaining a
                                  dollar-weighted average maturity of between three and ten years


PRINCIPAL RISKS                   Market risk, interest rate risk, prepayment/
                                  extension risk, credit risk, foreign risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                                             CALENDAR YEAR TOTAL RETURNS

1994           1995        1996       1997       1998        1999         2000        2001         2002        2003
-4.78%         15.39%      2.77%      6.67%      7.44%       -0.37%       6.52%       7.60%        9.67%       3.75%


Best Quarter      5.33%             (6/30/95)
Worst Quarter     -3.34%            (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.34%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                          1 YEAR        5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund
     Returns Before Taxes                                               -1.17%         4.35%            4.82%
     Returns After Taxes on Distributions                               -2.30%         2.36%            2.66%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                        -0.77%         2.44%            2.72%
-------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                      4.31%         6.65%            6.63%
-------------------------------------------------------------------------------------------------------------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 74 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND


FUND SUMMARY

INVESTMENT GOAL                 Current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in investment grade fixed income
                                securities, while maintaining a dollar-weighted average maturity of between one and five years


PRINCIPAL RISKS                 Market risk, interest rate risk, prepayment/
                                extension risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS
1995     1996     1997     1998     1999      2000     2001      2002      2003
7.60%    5.18%    6.33%    6.58%    3.15%     4.39%    9.03%     5.09%     2.07%

Best Quarter      3.59%     (3/31/01)
Worst Quarter     -0.34%    (12/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                          1 YEAR        5 YEARS     SINCE INCEPTION  DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                        9/9/94
     Returns Before Taxes                               -0.77%        4.13%            5.10%
     Returns After Taxes on Distributions               -1.68%        2.26%            2.99%
     Returns After Taxes on Distributions
     and Sale of Fund Shares                            -0.50%        2.34%            3.01%
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses
or taxes)                                                2.74%        5.74%            6.23%         Since 8/31/94
----------------------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S.
  Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 74 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND


FUND SUMMARY

INVESTMENT GOAL                  Current income as well as preservation of
                                 capital

PRINCIPAL INVESTMENT STRATEGY    Investing in investment grade fixed income
                                 securities, while maintaining an average dollar-weighted maturity of between four and twelve years


PRINCIPAL RISKS                  Market risk, credit risk, interest rate risk,
                                 prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.


Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


1995      1996     1997     1998     1999      2000     2001     2002      2003
18.37%    2.86%    8.54%    8.68%    -3.21%    12.33%   7.01%    10.81%    4.86%

Best Quarter      6.25%             (6/30/95)
Worst Quarter     -2.58%            (3/31/96)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR       5 YEARS      SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                       9/6/94
     Returns Before Taxes                            -0.12%        5.19%            6.73%
     Returns After Taxes on Distributions            -1.98%        2.91%            4.10%
     Returns After Taxes on Distributions and
     Sale of Fund Shares                              0.20%        3.02%            4.10%
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit
Bond Index 1 (reflects no deduction
for fees, expenses or taxes)                          4.67%        6.66%            7.77%             Since 8/31/94
----------------------------------------------------------------------------------------------------------------------


1 The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES


See page 75 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")


FUND SUMMARY

INVESTMENT GOAL                  High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY    Investing in high-quality fixed income
                                 securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS                  Market risk, credit risk, interest rate risk,
                                 prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS


2003
1.76%

Best Quarter       0.73%      (3/31/03)
Worst Quarter      0.23%      (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR       SINCE INCEPTION       DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                                                    12/2/02
       Returns Before Taxes                              1.76%            2.12%
       Returns After Taxes on Distributions              1.14%            1.50%
       Returns After Taxes on Distributions
       and Sale of Fund Shares                           1.14%            1.44%
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or taxes)      2.74%            6.25%              Since 11/30/02
---------------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S.
  domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m.
  Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and
  Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 75 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                  BOND FUND                GOVERNMENT MORTGAGE FUND
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                      None                             None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net asset
value) 1                                                0.75%                            0.75%
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of
offering price)                                         None                             None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of                      None                             None
amount redeemed, if applicable)
------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                             None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                0.55%                            0.55% 2
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.60%                            0.60%
------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.14%                            0.18%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.29%                            1.33% 2
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                                                LIMITED MATURITY BOND
(PAID DIRECTLY FROM YOUR INVESTMENT)           INTERMEDIATE BOND FUND                    FUND
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                           None                             None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net asset value) 1           0.75%                            0.75%
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of
offering price)                                         None                             None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                         None                             None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                             None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees 2                              0.55%                            0.45%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.60%                            0.60%
------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.14%                            0.14%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                                    1.29%                            1.19%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                               TOTAL RETURN ADVANTAGE
(PAID DIRECTLY FROM YOUR INVESTMENT)                    FUND                    ULTRA SHORT BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                      None                             None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net asset
value) 1                                                0.75%                            0.75%
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of
offering price)                                         None                             None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of                                                       None
amount redeemed, if applicable)                         None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                             None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees 2                              0.55%                            0.40%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.60%                            0.60%
------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.15%                            0.14%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                                    1.30%                            1.14%
------------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were:

                                           ADVISORY             TOTAL
                 FUND                        FEES              EXPENSES
  Government Mortgage Fund                  0.40%               1.19%
  Intermediate Bond Fund                    0.40%               1.14%
  Limited Maturity Bond Fund                0.35%               1.07%
  Total Return Advantage Fund               0.40%               1.15%
  Ultra Short Bond Fund                     0.20%               0.93%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                           ADVISORY             TOTAL
                 FUND                        FEES              EXPENSES
  Government Mortgage Fund                  0.40%               1.18%
  Intermediate Bond Fund                    0.40%               1.14%
  Limited Maturity Bond Fund                0.35%               1.09%
  Total Return Advantage Fund               0.40%               1.15%
  Ultra Short Bond Fund                     0.20%               0.93%

These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                               1 YEAR      3 YEARS       5 YEARS        10 YEARS
                               ------      -------       -------        --------
--------------------------------------------------------------------------------
BOND FUND
--------------------------------------------------------------------------------
    Class R Shares 1           $206         $409          $708          $1,556
--------------------------------------------------------------------------------
    Class R Shares 2            131          409           708           1,556
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------
    Class R Shares 1            210          421           729           1,601
--------------------------------------------------------------------------------
    Class R Shares 2            135          421           729           1,601
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
    Class R Shares 1            206          409           708           1,556
--------------------------------------------------------------------------------
    Class R Shares 2            131          409           708           1,556
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------
    Class R Shares 1            196          378           654           1,443
--------------------------------------------------------------------------------
    Class R Shares 2            121          378           654           1,443
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------
    Class R Shares 1            207          412           713           1,568
--------------------------------------------------------------------------------
    Class R Shares 2            132          412           713           1,568
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------
    Class R Shares 1            191          362           628           1,386
--------------------------------------------------------------------------------
    Class R Shares 2            116          362           628           1,386


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MONEY MARKET FUNDS

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                    High current income consistent with stability
                                   of principal while  maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY      Investing in a portfolio of high quality
                                   short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                    Interest rate risk, credit risk, counterparty
                                   risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.


For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


                                 CALENDAR YEAR TOTAL RETURNS

1994       1995     1996     1997      1998      1999      2000     2001      2002      2003
3.88%      5.61%    5.09%    5.22%     5.11%     4.76%     6.05%    3.66%     1.22%     0.53%

Best Quarter      1.56%    (9/30/00)
Worst Quarter     0.10%    (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.20%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003.

  ---------------------------------------------------------------------------
  CLASS A SHARES                   1 YEAR         5 YEARS        10 YEARS
  ---------------------------------------------------------------------------
  Armada Money Market Fund         0.53%           3.22%       4.10%
  ---------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 80 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                  MONEY MARKET FUND
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price)                                                       None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value) 1                        0.75%
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                       None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                              None
-------------------------------------------------------------------------------
Exchange Fee                                                 None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 2                                  0.35%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.60%
-------------------------------------------------------------------------------
Other Expenses                                              0.13%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                                        1.08%
-------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees were 0.25% and Total Annual Fund Operating Expenses were ___%. The Adviser expects to continue waiving a portion of its advisory fees for the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                ------     -------    -------    --------
MONEY MARKET FUND
    Class R Shares 1              $185        $343       $595      $1,317
    Class R Shares 2               110         343        595       1,317


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.


                                                                                     High-Yield     Asset-    Mortgage-
                      Equity    Convertible  Fixed Income  Government   Repurchase   Lower Rated    Backed      Backed     Foreign
                    Securities  Securities    Securities   Securities   Agreements   Securities   Securities  Securities  Securities
------------------------------------------------------------------------------------------------------------------------------------
Armada
International           X                                                                                                      X
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap        X
Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap        X
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap        X
Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap          X
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap          X
Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada S&P 500          X
Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap        X
Core Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap        X
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap        X
Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed      X
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Aggressive       X                         X             X                                      X           X
Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Balanced         X           X             X             X                                      X           X           X
Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     High-Yield     Asset-    Mortgage-
                      Equity    Convertible  Fixed Income  Government   Repurchase   Lower Rated    Backed      Backed     Foreign
                    Securities  Securities    Securities   Securities   Agreements   Securities   Securities  Securities  Securities
------------------------------------------------------------------------------------------------------------------------------------
Armada Conservative     X                         X             X                                      X           X
Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                  X             X                                      X           X
------------------------------------------------------------------------------------------------------------------------------------
Armada Government                                 X             X                                      X           X
Mortgage Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Intermediate                               X             X                                      X           X           X
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Limited                                    X             X                                      X           X
Maturity Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Total Return                               X             X                          X           X           X
Advantage Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Ultra Short                                X             X                                      X           X
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Armada Money                                      X             X            X
Market Fund
------------------------------------------------------------------------------------------------------------------------------------


EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Armada Balanced Allocation Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Ultra Short Bond Fund, Armada Total Return Advantage Fund and Armada Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:


o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.


ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund       Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in common stocks of
                                foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund      Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund           Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in common stocks of
                                large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund            Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in value-oriented
                                common stocks of large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund             Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in growth-oriented
                                common stocks of mid cap companies
--------------------------------------------------------------------------------

Mid Cap Value Fund              Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in value-oriented
                                common stocks of mid cap companies
--------------------------------------------------------------------------------

S&P 500 Index Fund              Investors seeking returns similar to those of
                                the S&P 500 Composite Stock Price Index who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in common stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Small Cap Core Fund             Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in common stocks of
                                small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund           Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in growth-oriented
                                common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund            Investors seeking capital appreciation who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in value-oriented
                                common stocks of small cap companies
--------------------------------------------------------------------------------

Tax Managed Equity Fund         Investors seeking capital appreciation who want
                                to maximize after-tax returns and who are
                                willing to accept the risks of investing in a
                                fund that invests primarily in common stocks
--------------------------------------------------------------------------------

                                ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund      Investors seeking capital growth with the
                                potential for above average total returns (as
                                measured by the returns of the S&P 500 Composite
                                Stock Price Index) who are willing to accept the
                                risks of investing in a fund that may allocate a
                                high percentage of its assets in Underlying
                                Armada Funds that focus their investments in
                                equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund        Investors seeking broad diversification by asset
                                class and style to manage risk and provide the
                                potential for above average total returns (as
                                measured by the returns of the S&P 500 Composite
                                Stock Price Index and the Lehman U.S. Aggregate
                                Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund    Investors seeking current income with the
                                potential for above average total returns (as
                                measured by the returns of the Lehman U.S.
                                Aggregate Bond Index) who are willing to accept
                                the risks of investing in a fund that may
                                allocate a high percentage of its assets in
                                Underlying Armada Funds that focus their
                                investments in fixed income securities
--------------------------------------------------------------------------------
                                FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                       Investors seeking current income who are willing
                                to accept the risks of investing in a fund that
                                invests primarily in fixed income securities
--------------------------------------------------------------------------------

Government Mortgage Fund        Investors seeking current income who are
                                interested in the lower credit risk associated
                                with a fund that invests primarily in U.S.
                                government fixed income securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Intermediate Bond Fund          Investors seeking current income who are willing
                                to accept the risks of investing in a fund that
                                invests primarily in intermediate term fixed
                                income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund      Investors seeking current income who are seeking
                                to minimize share price volatility relative to
                                our other fixed income funds and who are willing
                                to accept the risks of investing in a fund that
                                invests primarily in shorter term fixed income
                                securities
--------------------------------------------------------------------------------
Total Return Advantage Fund     Investors seeking total return with less share
                                price volatility than a fund that invests
                                primarily in equity securities who are willing
                                to accept the risks of investing in a fund that
                                invests primarily in fixed income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund           Investors seeking  high current income but who
                                desire the relative safety of investing in a
                                fund that invests primarily in shorter term
                                investment quality debt securities
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund               Investors seeking current income and reduced
                                risk through a widely diversified money market portfolio



INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


INVESTMENT SUB-ADVISER

Investment Counselors, a SEC-registered investment adviser, serves as Sub-Adviser to the Armada Small Cap Core Fund. Investment Counselors, founded in 1968, is an independent investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2004, Investment Counselors managed over $506 million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Armada Small Cap Core Fund. For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

SUB-ADVISER'S INVESTMENT PERFORMANCE

Although the Armada Small Cap Core Fund has no prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Armada Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Armada Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Armada Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the Sub-Adviser's client accounts are generally lower than those experienced by Fund shareholders and therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

---------------------------------------------------------------------------------------------------------------
      Year          Annual      Russell      Number     Composite    Total Assets at   Percentage     Total
     (as of         Total     2000 Index       of       Dispersion    End of Period      of Firm       Firm
  December 31)    Return (%)      (%)      Portfolios      (%)          (millions)       Assets       Assets
---------------------------------------------------------------------------------------------------------------
      1994           -3.9        -1.8          2           0.94           $26.0           0.28        $91.3
      1995           26.0        28.4          2           0.00           $35.0           0.26        $136.4
      1996           23.9        16.5          1           0.00           $41.0           0.08        $521.4
      1997           27.9        22.3          2           0.00           $62.0           0.12        $512.2
      1998            4.9        -2.6          3           0.32           $68.0           0.11        $592.1
      1999           11.9        21.3          2           0.22           $65.4           0.11        $591.0
      2000            3.4        -3.0          2           0.16           $36.4           0.07        $527.3
      2001           -4.6         2.5          2           0.06           $34.5           0.09        $405.4
      2002          -15.1       -20.5          3           0.15           $29.3           0.08        $350.9
      2003           52.2        47.3          3           2.06            $2.4           0.01        $459.5
---------------------------------------------------------------------------------------------------------------

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2003)

                          INVESTMENT COUNSELORS
                        SMALL CAP EQUITY COMPOSITE       RUSSELL 2000 INDEX
                        --------------------------       ------------------
1 Year                            52.2%                        47.3%
5 Year                             7.4%                         7.1%
10 Year                           11.1%                         9.5%


NOTES:

      1. Investment Counselors is an independent investment management firm that provides investment supervisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.
      2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.
      3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Armada Small Cap Core Fund and include both active and closed accounts.
      4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.
      5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.
      6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2003 the composite had $2.4 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at lteter@investmentcounselors.com or by calling (314) 587-7734.
      7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.
      8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.
      9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    ADVISORY FEES PAID AS A
                                                                                                     PERCENTAGE OF AVERAGE
                                                                                                NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                    MANAGEMENT TEAM                          ENDED MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                    International Equity Investment Management Team                1.15%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                          Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                               Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                             Value Equity Investment Management Team                    0.75%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             Growth Equity Investment Management Team                    0.75%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                               Value Equity Investment Management Team                    0.75%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                               Core Equity Investment Management Team                     0.20%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                              Core Equity Investment Management Team,                    1.00% 1
                                                  Investment Counselors (sub-adviser)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           Growth Equity Investment Management Team                    1.00%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                             Value Equity Investment Management Team                    1.00%
---------------------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                         Growth Equity Investment Management Team                    0.50%
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                     Asset Allocation Investment Management Team                  0.00%
---------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                       Asset Allocation Investment Management Team                  0.75%
---------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                   Asset Allocation Investment Management Team                  0.00%
---------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                         Taxable Fixed Income Management Team                      0.55%
---------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                          Taxable Fixed Income Management Team                      0.40%
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                            Taxable Fixed Income Management Team                      0.40%
---------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                        Taxable Fixed Income Management Team                      0.35%
---------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                       Taxable Fixed Income Management Team                      0.40%
---------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                             Taxable Fixed Income Management Team                      0.20%
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                 Taxable Money Market Management Team                      0.25%
---------------------------------------------------------------------------------------------------------------------------------

1 The Small Cap Core Fund did not commence operations until April 2, 2004. The fee shown represents the contractual advisory fee rate that this Fund is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds. The Funds may accept or reject any purchase order.


     CLASS R SHARES:

     o   NO FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     o   12B-1 FEES UP TO 0.60% OF NET ASSETS

     o   NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR
         PARTICIPANTS

     o   MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

     o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

     o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

     o   DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

RETIREMENT PLAN PARTICIPANTS
If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

   o Reject a purchase or exchange

   o Delay payment of immediate cash redemption proceeds for up to seven calendar days

   o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")


   o Limit the amount of any exchange


Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                            NEW ACCOUNT SET UP                                      ADDING TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INTERNET                    Visit our site and click on "Open an Account            You may place your purchase order
www.armadafunds.com         Online." Or log on to our on line Forms Center          on our Web Site using your
                            to print or complete an application on line. Mail       established banking instructions
                            the application to the address below. Unless you        for payment. To authorize this
                            arrange to pay by wire or ACH, write your check,        service, please complete an
                            payable in U.S. dollars, to "Armada Funds (Fund         Account Change Form or call
                            name)." Armada cannot accept third-party checks,        1-800-622-FUND (3863).
                            starter checks, credit cards, credit card checks,
                            cash or cash equivalents (i.e., cashier's check,
                            bank draft, money order or traveler's check).
----------------------------------------------------------------------------------------------------------------------
TELEPHONE                   Call our Investor Services Line to                      Call our Investor Services Line
1-800-622-FUND (3863)       obtain an application.                                  to purchase additional shares.
                                                                                    To authorize this service, please
                                                                                    complete an Account Change Form
                                                                                    or call 1-800-622-FUND (3863).
----------------------------------------------------------------------------------------------------------------------
MAIL                        Complete an application and mail it                     Make your check payable to
                            along with a check payable, in U.S.                     "Armada Funds (Fund Name)."
                            dollars, to "Armada Funds (Fund Name)."                 Please include your account
                                                                                    number on your check and mail
                              Armada Funds                                          it to the address at the left.
                              P.O. Box 8421
                              Boston, MA 02266-8421

                            For overnight delivery mail to:

                              Boston Financial Data Services
                              Attn: Armada Funds
                              66 Brooks Drive
                              Braintree, MA 02184

                            Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or traveler's check).

                            NEW ACCOUNT SET UP                                      ADDING TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE    Complete "Bank, Wire & Electronic Funds                 A Planned Investment Program
("ACH")                     Transfer Instructions"  section of the                  can be set up to automatically
                            application to have funds directly                      purchase shares on designated
                            transferred from a bank account. A                      dates during the month.
                            primary and secondary account may be                    Please see "Planned Investment
                            established. Please note all                            Program" below.
                            electronic transfers will be on the
                            primary account unless notified
                            otherwise. Any changes in these
                            instructions must be made in writing to
                            Armada Funds with a signature guarantee.
----------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT PROGRAM  With a $50 minimum initial investment                   With current account
                            and if you have a checking or savings                   information on your account,
                            account with a bank, you may purchase                   participation in the program
                            Class R Shares automatically through                    can be arranged via the
                            regular deductions from your account in                 Internet or by calling
                            amounts of at least $50 per month per                   1-800-622-FUND (3863).
                            account.
                                                                                    For existing accounts, without
                            You may arrange for participation in                    account information, participation
                            this program when a new account is                      can be arranged by completing an
                            established.                                            Account Change Form with banking
                                                                                    information. This form must
                                                                                    include a signature guarantee by
                                                                                    a bank or other financial
                                                                                    institution.

                            NEW ACCOUNT SET UP                                      ADDING TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------------------
WIRE                        To purchase shares by wire, call                        Call 1-800-622-FUND (3863)
                            1-800-622-FUND (3863) to set up                         prior to sending the wire
                            your account to accommodate wire                        in order to obtain a
                            transactions and to receive a                           confirmation number and to
                            wire control number to be                               ensure prompt and accurate
                            included in the body of the wire.                       handling of funds.  Ask
                            Ask your bank to transmit                               your bank to transmit
                            immediately available funds by                          immediately available funds
                            wire in the amount of your                              by wire as described at the
                            purchase to:                                            left. Please include your
                                                                                    account number.
                            State Street Bank and Trust
                            Company                                                 Armada and its transfer
                            ABA # 011000028                                         agent are not responsible
                            Account 99052755 Credit Armada                          for the consequences of
                            Funds                                                   delays resulting from the
                            (Account Registration)                                  banking or Federal Reserve
                            (Account Number)                                        Wire system, or from
                            (Wire Control Number)                                   incomplete wiring
                                                                                    instructions.
                            Note: Your bank may charge you a
                            fee for this service.

                            Armada and its transfer agent are
                            not responsible for the
                            consequences of delays resulting
                            from the banking or Federal Reserve
                            Wire system, or from incomplete
                            wiring instructions.
----------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY      Contact your financial                                  Contact your financial
                            consultant. Please note, your                           consultant. Please note,
                            financial consultant or                                 your financial consultant
                            institution may charge a fee for                        or institution may charge a
                            its services.                                           fee for its services.
----------------------------------------------------------------------------------------------------------------------


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.


The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES


CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Armada Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o   redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o   redemptions by a settlor of a living trust;

o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o   return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o   exchanges of Class R Shares for Class R Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.


HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM

The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 96 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge. See "Contingent Deferred Sales Charges" on page 79 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class R Shares of one Armada Fund for Class R Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:

     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM

You can exchange Class R Shares of the Armada Money Market Fund for Class R Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange amount is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES


The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Large Cap Core Equity Fund
         Armada Mid Cap Growth Fund
         Armada Mid Cap Value Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Tax Managed Equity Fund

The following Funds distribute income quarterly:
         Armada Large Cap Growth Fund
         Armada Large Cap Value Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:


         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada Government Mortgage Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada Ultra Short Bond Fund


The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



Class R Shares are new and have either no performance history or a limited performance history. The Class R Shares of the Mid Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, Intermediate Bond, Ultra Short Bond and Money Market Funds have no performance history. For this reason, the tables that follow present performance information about Class I Shares of the Ultra Short Bond Fund and Class A Shares of each other Fund. Class R Shares of the International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, S&P 500 Index, Small Cap Core, Small Cap Growth, Government Mortgage, Limited Maturity Bond and Total Return Advantage Funds commenced investment operations during 2003 and 2004. Accordingly, the following tables present Class R Shares performance information for these Funds.


This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by ___________, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, U.S. Government Income and Mid Capitalization Funds were reorganized into the Armada Bond, Government Mortgage and Mid Cap Growth Funds. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the fiscal year ended May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.


You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31


                                   REALIZED
                                     AND
                                  UNREALIZED                 DISTRIBUTIONS
          NET ASSET       NET        GAIN        DIVIDENDS      FROM NET     NET ASSET                            RATIO OF
            VALUE,    INVESTMENT    (LOSS)       FROM NET       REALIZED       VALUE,              NET ASSETS     EXPENSES
          BEGINNING     INCOME/       ON        INVESTMENT      CAPITAL         END       TOTAL      END OF      TO AVERAGE
           OF YEAR      (LOSS)    INVESTMENTS     INCOME         GAINS        OF YEAR    RETURN+   YEAR (000)    NET ASSETS
INTERNATIONAL EQUITY FUND
CLASS R
2004 2      $8.21      $(0.02) 1   $ 1.91        $(0.16)       $(0.00)         $9.94    23.03%         $281        1.98%
LARGE CAP CORE EQUITY FUND
CLASS R
2004 2      $9.74      $ 0.03 1    $ 1.02        $(0.04)       $(0.00)        $10.75    10.84%         $420        1.49%
LARGE CAP GROWTH FUND
CLASS R
2004 2     $17.38      $(0.13) 1   $ 1.24        $(0.04)       $(0.00)        $18.45     6.41%         $301        1.49%
LARGE CAP VALUE FUND
CLASS R
2004 2     $14.54      $ 0.11 1    $ 1.85        $(0.13)       $(0.00)        $16.37    13.49%         $491        1.48%
MID CAP GROWTH FUND
CLASS A
2004        $5.48      $(0.06) 1   $ 0.90        $(0.00)       $(0.00)         $6.32    15.33%      $19,092        1.38%
2003         6.26       (0.06) 1    (0.72)        (0.00)        (0.00)          5.48   (12.46)       16,476         1.55
2002         7.80       (0.08) 1    (1.46)        (0.00)        (0.00)          6.26   (19.74)       19,943         1.52
2001        15.53       (0.10) 1    (3.09)        (0.00)        (4.54)          7.80   (24.23)       28,107         1.50
2000        14.10       (0.15) 1     6.23         (0.00)        (4.65)         15.53     51.48       46,183         1.54
MID CAP VALUE FUND
CLASS R
2004 2     $10.55      $(0.04) 1   $ 2.19        $(0.05)       $(0.23)        $12.42    20.59%         $261        1.58%
S&P 500 INDEX FUND
CLASS R
2004 2      $8.51      $ 0.06 1    $ 1.12        $(0.06)       $(0.00)         $9.63    13.84%       $1,424        0.93%
SMALL CAP CORE FUND
CLASS A
2004 3     $10.00      $(0.01) 1   $(0.49)       $(0.00)       $(0.00)         $9.50    (5.00)%        $241        1.56%
SMALL CAP GROWTH FUND
CLASS R
2004 2      $8.13      $(0.09) 1   $ 0.88        $(0.00)       $(0.00)         $8.92     9.72%         $168        1.70%

                                      RATIO OF NET
                                       INVESTMENT
                           RATIO OF     INCOME/
                           EXPENSES    (LOSS) TO
          RATIO OF NET    TO AVERAGE    AVERAGE
           INVESTMENT     NET ASSETS    ASSETS
          INCOME/(LOSS)    (BEFORE     NET ASSETS    PORTFOLIO
           TO AVERAGE        FEE      (BEFORE FEE    TURNOVER
           NET ASSETS      WAIVERS)     WAIVERS)       RATE
INTERNATIONAL EQUITY FUND
CLASS R
2004 2        0.44%          1.98%       0.44%         117%
LARGE CAP CORE EQUITY FUND
CLASS R
2004 2        0.26%          1.49%       0.26%         124%
LARGE CAP GROWTH FUND
CLASS R
2004 2       (0.59)%         1.49%      (0.59)%        144%
LARGE CAP VALUE FUND
CLASS R
2004 2        0.73%          1.48%       0.73%          47%
MID CAP GROWTH FUND
CLASS A
2004         (0.94)%         1.51%      (1.07)%        228%
2003         (1.17)          1.55       (1.17)          66
2002         (1.17)          1.52       (1.17)          68
2001         (0.88)          1.55       (0.93)         191
2000         (1.00)          1.54       (1.00)         110
MID CAP VALUE FUND
CLASS R
2004 2       (0.35)%         1.80%      (0.57)%         87%
S&P 500 INDEX FUND
CLASS R
2004 2        0.73%          1.08%       0.58%           1%
SMALL CAP CORE FUND
CLASS A
2004 3       (0.92)%         1.56%      (0.92)%          4%
SMALL CAP GROWTH FUND
CLASS R
2004 2       (1.62)%         1.70%      (1.62)%        340%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, S&P 500 Index and Small Cap Growth Fund Class R commenced operations on August 1, 2003. All ratios for the respective periods have been annualized.
(3) Small Cap Core Fund commenced operations on April 2, 2004. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31

                                   REALIZED
                                     AND
                                  UNREALIZED                 DISTRIBUTIONS
          NET ASSET       NET        GAIN        DIVIDENDS      FROM NET     NET ASSET                            RATIO OF
            VALUE,    INVESTMENT    (LOSS)       FROM NET       REALIZED       VALUE,              NET ASSETS     EXPENSES
          BEGINNING     INCOME/       ON        INVESTMENT      CAPITAL         END       TOTAL      END OF      TO AVERAGE
           OF YEAR      (LOSS)    INVESTMENTS     INCOME         GAINS        OF YEAR    RETURN+   YEAR (000)    NET ASSETS
SMALL CAP VALUE FUND
CLASS A
2004       $17.04        $(0.04) 1   $4.96        $(0.02)       $(0.52)        $21.42    28.96%     $202,755         1.43%
2003        20.03          0.03 1    (2.11)        (0.07) 2      (0.84)         17.04    (9.88)      147,501         1.45
2002        18.57          0.04 1     3.29         (0.11)        (1.76)         20.03    19.31        43,052         1.41
2001        14.77          0.19       4.23         (0.21)        (0.41)         18.57    30.55        12,315         1.45
2000        13.31          0.27       1.38         (0.19)        (0.00)         14.77    12.59         9,727         1.46
TAX MANAGED EQUITY FUND
CLASS A
2004        $9.38         $0.07 1    $1.59        $(0.08)       $(0.80)        $10.16    18.05%      $11,482         1.07%
2003        11.09          0.05 1    (1.63)        (0.04)        (0.09)          9.38   (14.15)       12,377         1.20
2002        12.62          0.01 1    (1.53)        (0.01)        (0.00)         11.09   (12.05)       15,755         1.18
2001        14.33         (0.01)     (1.67)        (0.00)        (0.03)         12.62   (11.76)       17,645         1.22
2000        12.16          0.00       2.18         (0.00)        (0.01)         14.33    18.01        17,372         1.20
AGGRESSIVE ALLOCATION FUND
CLASS A
2004        $8.21         $0.03 1    $1.00        $(0.03)       $(0.00)         $9.21    12.54%       $3,519         0.55%
2003         9.07          0.00 1    (0.80)        (0.06) 4      (0.00)          8.21    (8.73)        2,744         1.13
2002         9.95          0.08 1    (0.83)        (0.13) 5      (0.00)          9.07    (7.54)        2,744         1.37
2001 3      10.00          0.02      (0.06)        (0.01)        (0.00)          9.95    (0.38)        2,500         0.63
BALANCED ALLOCATION FUND
CLASS A
2004        $8.45         $0.08 1    $0.90        $(0.07)       $(0.00)         $9.36    11.67%      $16,900         1.23%
2003         9.02          0.11 1    (0.55)        (0.13)        (0.00)          8.45    (4.80)       16,515         1.34
2002 6       9.72          0.17 1    (0.69)        (0.18)        (0.00)          9.02    (5.41)       16,664         1.25
2001        11.68          0.29      (0.46)        (0.24)        (1.55)          9.72    (1.92)       13,592         1.28
2000        10.31          0.23       1.35         (0.21)        (0.00)         11.68    15.48         3,965         1.26
CONSERVATIVE ALLOCATION FUND
CLASS A
2004        $9.57         $0.15 1    $0.41        $(0.13)       $(0.00)        $10.00     5.92%       $3,457         0.53%
2003         9.66          0.14 1    (0.06)        (0.17) 8      (0.00)          9.57     0.90         3,048         0.95
2002        10.04          0.24 1    (0.36)        (0.26)        (0.00)          9.66    (1.21)        2,689         1.27
2001 7      10.00          0.07       0.02         (0.05)        (0.00)         10.04     0.90         2,522         0.62

                           RATIO OF
                           EXPENSES    RATIO OF NET
          RATIO OF NET    TO AVERAGE     AVERAGE
           INVESTMENT     NET ASSETS    INVESTMENT
          INCOME/(LOSS)    (BEFORE       INCOME/      PORTFOLIO
           TO AVERAGE        FEE        (LOSS) TO     TURNOVER
           NET ASSETS      WAIVERS)      AVERAGE        RATE
SMALL CAP VALUE FUND
CLASS A
2004          (0.19)%        1.43%         (0.19)%       116%
2003           0.23          1.45           0.23         127
2002           0.29          1.41           0.29         106
2001           1.10          1.50           1.05         128
2000           1.72          1.52           1.66         120
TAX MANAGED EQUITY FUND
CLASS A
2004           0.72%         1.19%          0.60%          0%
2003           0.58          1.20           0.58           0
2002           0.08          1.18           0.08           0
2001          (0.14)         1.27          (0.19)          1
2000          (0.06)         1.26          (0.12)          3
AGGRESSIVE ALLOCATION FUND
CLASS A
2004           0.36%         0.80%          0.11%         42%
2003          (0.02)         1.38          (0.27)         78
2002           0.90          1.62           0.65          40
2001 3         0.85          1.01           0.47           5
BALANCED ALLOCATION FUND
CLASS A
2004           0.90%         1.23%          0.90%        230%
2003           1.38          1.34           1.38         171
2002 6         1.88          1.25           1.88         106
2001           2.06          1.33           2.00         161
2000           1.95          1.32           1.89         182
CONSERVATIVE ALLOCATION FUND
CLASS A
2004           1.46%         0.78%          1.21%         27%
2003           1.58          1.20           1.33          38
2002           2.43          1.52           2.18          27
2001 7         2.95          1.00           2.57           5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes a tax return of capital of $(0.01) for Class A for Small Cap Value Fund.
(3) The Aggressive Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the respective periods have been annualized.
(4) Includes a tax return of capital of $(0.06) for Class A for the Aggressive Allocation Fund.
(5) Includes a tax return of capital of $(0.04) for Class A for the Aggressive Allocation Fund.
(6) As required, effective June 1, 2001, Balanced Allocation Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and an increase in the Ratio of Net Investment Income to Average Net
Assets of 0.02%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(7) The Conservative Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the period have been annualized.
(8) Includes a tax return of capital of $(0.03) for Class A for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31

                                   REALIZED
                                     AND
                                  UNREALIZED                 DISTRIBUTIONS
          NET ASSET       NET        GAIN        DIVIDENDS      FROM NET     NET ASSET                            RATIO OF
            VALUE,    INVESTMENT    (LOSS)       FROM NET       REALIZED       VALUE,              NET ASSETS     EXPENSES
          BEGINNING     INCOME/       ON        INVESTMENT      CAPITAL         END       TOTAL      END OF      TO AVERAGE
           OF YEAR      (LOSS)    INVESTMENTS     INCOME         GAINS        OF YEAR    RETURN+   YEAR (000)    NET ASSETS
BOND FUND++
CLASS A
2004       $10.47         $0.37 1   $(0.47)       $(0.37)       $(0.00)        $10.00     (0.96)%    $11,193         0.99%
2003         9.88          0.46 1     0.56         (0.43)        (0.00)         10.47     10.57       14,985         0.96
2002 2       9.73          0.54 1     0.14         (0.53)        (0.00)          9.88      7.13        9,530         0.96
2001         9.40          0.59       0.34         (0.60)        (0.00)          9.73     10.26        8,944         0.97
2000         9.95          0.57      (0.55)        (0.57)        (0.00)          9.40      0.05       10,237         1.12
GOVERNMENT MORTGAGE FUND+++
CLASS R
2004 3      $9.30         $0.28     $(0.06)       $(0.31)       $(0.00)         $9.21      2.32%        $222         1.19%
INTERMEDIATE BOND FUND
CLASS A
2004       $11.11         $0.34 1   $(0.41)       $(0.34)       $(0.00)        $10.70     (0.60)%    $13,662         0.84%
2003        10.42          0.41 1     0.69         (0.41)        (0.00)         11.11     10.71       11,250         0.83
2002        10.26          0.52 1     0.16         (0.52)        (0.00)         10.42      6.78        8,926         0.82
2001         9.92          0.62       0.34         (0.62)        (0.00)         10.26      9.88        8,172         0.84
2000        10.41          0.61      (0.48)        (0.61)        (0.01)          9.92      1.25        3,874         0.83

                                      RATIO OF NET
                                      INVESTMENT
                          RATIO OF     INCOME/
                          EXPENSES    (LOSS) TO
         RATIO OF NET    TO AVERAGE    AVERAGE
          INVESTMENT     NET ASSETS    ASSETS
         INCOME/(LOSS)    (BEFORE     NET ASSETS    PORTFOLIO
          TO AVERAGE        FEE      (BEFORE FEE    TURNOVER
          NET ASSETS      WAIVERS)     WAIVERS)       RATE
BOND FUND++
CLASS A
2004         3.61%          0.99%         3.61%         338%
2003         4.48           0.96          4.48          213
2002 2       5.45           0.96          5.45           98
2001         6.14           1.02          6.09           73
2000         5.89           1.14          5.87          155
GOVERNMENT MORTGAGE FUND+++
CLASS R
2004 3       3.76%          1.28%         3.67%         380%
INTERMEDIATE BOND FUND
CLASS A
2004         3.15%          0.99%         3.00%         164%
2003         3.76           0.98          3.61          129
2002         5.02           0.97          4.87          141
2001         6.09           1.04          5.89          133
2000         5.97           1.04          5.76          201

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
++ Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A on the date of the reorganization.
+++ Acquired Armada GNMA Fund on November 21, 2003.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.01 increase in Net Investment Income Per Share and a $0.01 decrease in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.06% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) Government Mortgage Fund Class R commenced operations on August 1, 2003. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31



                                   REALIZED
                                     AND
                                  UNREALIZED                 DISTRIBUTIONS
          NET ASSET       NET        GAIN        DIVIDENDS      FROM NET     NET ASSET                            RATIO OF
            VALUE,    INVESTMENT    (LOSS)       FROM NET       REALIZED       VALUE,              NET ASSETS     EXPENSES
          BEGINNING     INCOME/       ON        INVESTMENT      CAPITAL         END       TOTAL      END OF      TO AVERAGE
           OF YEAR      (LOSS)    INVESTMENTS     INCOME         GAINS        OF YEAR    RETURN+   YEAR (000)    NET ASSETS
LIMITED MATURITY BOND FUND
CLASS R
2004 2     $10.10         $0.16     $(0.10)        $(0.18)       $(0.00)         $9.98     0.58%         $141        1.07%
TOTAL RETURN ADVANTAGE FUND
CLASS R
2004 2     $10.48         $0.29     $(0.04)        $(0.29)       $(0.24)        $10.20     2.39%         $325        1.15%
ULTRA SHORT BOND FUND
CLASS I
2004       $10.08         $0.16 1   $(0.07)        $(0.17)       $(0.00)        $10.00     0.93%     $176,280        0.36%
2003 3      10.00          0.09 1     0.08          (0.09)        (0.00)         10.08     1.67       129,599        0.26

                                       RATIO OF NET
                                        INVESTMENT
                            RATIO OF     INCOME/
                            EXPENSES    (LOSS) TO
           RATIO OF NET    TO AVERAGE    AVERAGE
            INVESTMENT     NET ASSETS    ASSETS
           INCOME/(LOSS)    (BEFORE     NET ASSETS    PORTFOLIO
            TO AVERAGE        FEE      (BEFORE FEE    TURNOVER
            NET ASSETS      WAIVERS)     WAIVERS)       RATE
LIMITED MATURITY BOND FUND
CLASS R
2004 2         1.95%          1.17%        1.85%         136%
TOTAL RETURN ADVANTAGE FUND
CLASS R
2004 2         3.30%          1.30%        3.15%         134%
ULTRA SHORT BOND FUND
CLASS I
2004           1.54%          0.56%        1.34%         120%
2003 3         1.81           0.58         1.49          239

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Limited Maturity Bond Fund and Total Return Advantage Fund Class R commenced operations on August 1, 2003. All ratios for the respective periods have been annualized.
(3) Ultra Short Bond Fund Class I commenced operations on December 2, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31



                                                                                                  RATIO OF NET
          NET ASSET                DIVIDENDS   NET ASSET                            RATIO OF       INVESTMENT
            VALUE,        NET      FROM NET      VALUE,              NET ASSETS     EXPENSES         INCOME
          BEGINNING   INVESTMENT  INVESTMENT      END       TOTAL      END OF      TO AVERAGE      TO AVERAGE
           OF YEAR      INCOME      INCOME      OF YEAR    RETURN    YEAR (000)    NET ASSETS      NET ASSETS
MONEY MARKET FUND
CLASS A
2004        $1.00      $(0.00) 2    $(0.00)      $1.00      0.43%      $902,676       0.68%           0.43%
2003         1.00         0.01 1     (0.01)       1.00       0.94     1,097,776        0.65            0.94
2002         1.00         0.02 1     (0.02)       1.00       2.16     1,763,870        0.65            2.08
2001         1.00         0.06       (0.06)       1.00       5.74     2,030,360        0.58            5.58
2000         1.00         0.05       (0.05)       1.00       5.25     1,717,661        0.55            5.14

           RATIO OF       RATIO OF
           EXPENSES    NET INVESTMENT
          TO AVERAGE      INCOME TO
          NET ASSETS      AVERAGE
           (BEFORE       NET ASSETS
             FEE        (BEFORE FEE
           WAIVERS)       WAIVERS)
MONEY MARKET FUND
CLASS A
2004        0.78%           0.33%
2003         0.75            0.84
2002         0.75            1.98
2001         0.73            5.43
2000         0.71            4.98

(1) Per share amounts calculated using average shares outstanding method.
(2) Amount represents less than $0.01 per share.

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                           JOHN F. DURKOTT
CHAIRMAN                                  President and Chief Executive Officer
Retired Co-Chairman, Ernst & Young           Kittle's Home Furnishings Center, Inc.
Director:
Commercial Metals Company
Strategic Distribution, Inc.              ROBERT J. FARLING
                                          Retired Chairman, President and Chief
                                              Executive Officer, Centerior Energy
HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,                 RICHARD W. FURST
   National City Corporation              Garvice D. Kincaid Professor of Finance
Chairman and Chief Executive                  and Dean Emeritus, Gatton College of
   Officer, NatCity Investments, Inc.         Business and Economics, University of
                                              Kentucky

JOHN G. BREEN
Retired Chairman and CEO,                 GERALD L. GHERLEIN
    The Sherwin Williams CO.              Retired Executive Vice President and
Director:                                    General Counsel, Eaton Corporation
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.                       KATHLEEN A. OBERT
Goodyear Tire & Rubber Co.                Chairman and Chief Executive Officer,
The Stanley Works                             Edward Howard & Co.


                                          J. WILLIAM PULLEN
                                          President and Chief Executive Officer,
                                             Whayne Supply Company



The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                                 [Sailboat Logo]

                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Armada Funds' Investment Company Act registration number is 811-4416.


                                                                 [Sailboat Logo]
                                                                       Armada(R)
                                                                           Funds
                                                             www.armadafunds.com

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2004


                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                            GOVERNMENT MORTGAGE FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND

                               TAX FREE BOND FUNDS
                        INTERMEDIATE TAX EXEMPT BOND FUND
                    MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                     OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                  PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R) FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Armada also offers Class I Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE


ARMADA INTERNATIONAL EQUITY FUND...............................................4
ARMADA LARGE CAP CORE EQUITY FUND..............................................8
ARMADA LARGE CAP GROWTH FUND..................................................11
ARMADA LARGE CAP VALUE FUND...................................................14
ARMADA MID CAP GROWTH FUND....................................................17
ARMADA MID CAP VALUE FUND.....................................................20
ARMADA S&P 500 INDEX FUND.....................................................23
ARMADA SMALL CAP CORE FUND....................................................26
ARMADA SMALL CAP GROWTH FUND..................................................28
ARMADA SMALL CAP VALUE FUND...................................................31
ARMADA TAX MANAGED EQUITY FUND................................................34
ARMADA AGGRESSIVE ALLOCATION FUND.............................................44
ARMADA BALANCED ALLOCATION FUND...............................................48
ARMADA CONSERVATIVE ALLOCATION FUND...........................................52
ARMADA BOND FUND..............................................................60
ARMADA GOVERNMENT MORTGAGE FUND...............................................64
ARMADA INTERMEDIATE BOND FUND.................................................67
ARMADA LIMITED MATURITY BOND FUND.............................................71
ARMADA TOTAL RETURN ADVANTAGE FUND............................................75
ARMADA ULTRA SHORT BOND FUND..................................................79
ARMADA INTERMEDIATE TAX EXEMPT BOND FUND......................................87
ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND..............................91
ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND.................................94
ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND..........................97
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................103

MORE INFORMATION ABOUT FUND INVESTMENTS......................................111
INVESTOR PROFILES............................................................112
INVESTMENT ADVISER AND INVESTMENT TEAMS......................................115
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................119
DIVIDENDS AND TAXES..........................................................127
FINANCIAL HIGHLIGHTS.........................................................131

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or "Sub-Adviser") serves as sub-adviser to the Armada Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of issuers located in at least
                                     three foreign countries


PRINCIPAL RISKS                      Market risk, foreign risk, multi-national companies risk,
                                     country risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1998             1999          2000           2001           2002         2003
19.98%          50.13%        -16.89%       -25.42%        -18.86%       33.21%

Best Quarter         36.24%         (12/31/99)
Worst Quarter       -19.83%          (9/30/02)



The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 2.57%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR           5 YEARS        SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                                            8/1/97

        Returns Before Taxes                  33.21%            0.11%              1.80%

        Returns After Taxes on
        Distributions                         32.46%           -0.42%              1.36%

        Returns After Taxes on
        Distributions and Sale of Fund
        Shares                                21.57%           -0.09%              1.39%
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees,
expenses or taxes)                            38.59 %           -0.09%              1.17%            Since 7/31/97
----------------------------------------------------------------------------------------------------------------------

1 The Morgan Stanley Capital International Europe, Australasia and Far East
  (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.


FUND FEES AND EXPENSES


See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of large cap companies

PRINCIPAL RISKS                      Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.


The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1998           1999        2000        2001          2002          2003
32.37%        19.94%       1.76%      -14.25%       -20.23%       27.06%

Best Quarter         25.10%         (12/31/98)
Worst Quart         -17.59%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.21%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                        1 YEAR            5 YEARS           SINCE          DATE OF
                                                                                        INCEPTION       INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                                                        8/1/97

        Returns Before Taxes                            27.06%             1.19%           5.88%

        Returns After Taxes on Distributions            26.65%             0.28%           4.86%

        Returns After Taxes on Distributions and
        Sale of Fund Shares                             17.56%             0.78%           4.72%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                                  28.68%            -0.57%           3.92%       Since 7/31/97
--------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks of large cap
                                     companies

PRINCIPAL RISKS                      Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.


The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994         1995        1996       1997       1998       1999       2000       2001        2002         2003
-0.79%      28.93%      20.33%     36.61%     29.09%     22.98%     -5.21%     -16.31%     -28.17 %     20.10%

Best Quarter         22.87%         (12/31/98)
Worst Quarter       -16.11%          (3/31/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.37%

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE RUSSELL 1000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
Armada Large Cap Growth Fund

        Returns Before Taxes                     20.10%         -3.39%        8.61%

        Returns After Taxes on Distributions     19.90%         -3.70%        7.01%

        Returns After Taxes on
        Distributions and Sale of Fund
        Shares                                   13.06%         -2.93%        6.69%
----------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses
or taxes)                                        28.68%         -0.57%        11.07%
----------------------------------------------------------------------------------------
Russell 1000 Growth Index 2,3
(reflects no deduction for fees, expenses
or taxes)                                        29.75%         -5.11%        9.21%
----------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
2 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.
3 On May 12, 2004 the Fund's benchmark was changed to the Russell 1000 Growth
  Index. The Adviser feels that this index serves as a better comparison for the Fund.

FUND FEES AND EXPENSES


See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in value-oriented common stocks of large cap
                                     companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996       1997        1998       1999        2000       2001        2002          2003
27.71%       18.08%     29.21%      10.23%     -0.13%      11.62%     -3.79%      -15.04%       27.18%

Best Quarter         15.45%          (6/30/03)
Worst Quarter       -17.83%          (9/30/02)



The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 2.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR          5 YEARS          SINCE INCEPTION        DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                               7/1/94

        Returns Before Taxes                27.18%           2.99%               10.16%

        Returns After Taxes on
        Distributions                       26.61%           1.83%                8.63%

        Returns After Taxes on
        Distributions and Sale of
        Fund Shares                         17.61%           1.95%                8.07%
-------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1                  30.03%           3.56%               12.89%               Since 6/30/94
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------------------------------------------------

1 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks of medium-sized companies


PRINCIPAL RISKS                      Market risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1994         1995         1996       1997       1998       1999        2000       2001        2002        2003
-5.30%       29.86%      18.32%     11.70%     11.31%     45.85%      -7.90%     -18.89%     -31.10%     34.01%

Best Quarter         35.09%         (12/31/99)
Worst Quarter       -27.08%          (9/30/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.45%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
        Returns Before Taxes                34.01%          0.12%          6.17%
        Returns After Taxes on
        Distributions                       34.01%         -2.94%          2.24%
        Returns After Taxes on
        Distributions and Sale of Fund
        Shares                              22.11%         -0.64%          3.68%
--------------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                          42.71%          2.01%          9.40%
--------------------------------------------------------------------------------------

1 The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 40 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP VALUE FUND
         (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

FUND SUMMARY

INVESTMENT GOAL                      Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in value-oriented common stocks of mid cap
                                     companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

CALENDAR YEAR TOTAL RETURNS

2003

34.79%

Best Quarter         17.08%          (6/30/03)
Worst Quarter        -3.94%          (3/31/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 7.58%.

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2003 to those of the Russell Midcap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

---------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR           SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Mid Cap Value Fund                                                                        7/1/02

        Returns Before Taxes                          34.79%               15.12%

        Returns After Taxes on Distributions          33.72%               14.42%

        Returns After Taxes on Distributions
        and Sale of Fund Shares                       22.72%               12.53%
---------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index 1                          38.07%               13.73%             Since 6/30/02
(reflects no deduction for fees,
expenses or taxes)

1 The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.


FUND FEES AND EXPENSES


See page 40 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

FUND SUMMARY

INVESTMENT GOAL                      To approximate, before Fund expenses, the
                                     investment results of the S&P 500
                                     Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY        Investing in stocks that comprise the S&P
                                     500 Composite Stock Price Index

PRINCIPAL RISKS                      Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests at least 80% of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

    1999          2000         2001          2002          2003
   20.61%        -9.20%      -12.22%       -22.33 %       28.05%

Best Quarter         15.30%          (6/30/03)
Worst Quarter       -17.37%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 3.26%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR       5 YEARS      SINCE INCEPTION    DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                             7/10/98

        Returns Before Taxes                        28.05%        -0.90%           0.45%

        Returns After Taxes on Distributions        27.47%        -1.37%          -0.02%

        Returns After Taxes on Distributions
        and Sale of Fund Shares                     18.19%        -1.04%           0.10%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                              28.68%        -0.57%           1.09%           Since 6/30/98
--------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES


See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of small cap companies

PRINCIPAL RISKS                      Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).1 CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

---------------------------------
1 CFROI is a registered trademark of CSFB Holt.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Since the Fund did not commence operations until April 2, 2004, performance results have not been provided.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES & EXPENSES


See page 41 for a description of the fees and expenses that you may pay if you buy and hold fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks of small cap
                                     companies


PRINCIPAL RISKS                      Market risk, small companies risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1998           1999        2000          2001          2002           2003
7.56%          36.06%      -14.96%       -8.11%        -39.31 %       45.43%

Best Quarter         36.30%         (12/31/99)
Worst Quarter       -25.79%          (9/30/01)



The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -3.92%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR          5 YEARS         SINCE INCEPTION    DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                        8/1/97

        Returns Before Taxes               45.43%           -1.26%              1.24%

        Returns After Taxes on
        Distributions                      45.43%           -1.63%              0.86%

        Returns After Taxes on
        Distributions and Sale of
        Fund Shares                        29.53%           -1.07%              1.00%
------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                         48.54%            0.86%              1.19%           Since 7/31/97
------------------------------------------------------------------------------------------------------------------

1 The Russell 2000 Growth Index is comprised of securities in the Russell 2000
  Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in value-oriented common stocks of small cap
                                     companies


PRINCIPAL RISKS                      Market risk, small companies risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002         2003
18.63%        22.64%      32.43%     -6.96%      7.91%       33.60%      17.32%     -10.56%      38.98%

Best Quarter         19.26%         (12/31/01)
Worst Quarter       -17.80%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 6.64%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR            5 YEARS         SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                              7/26/94

        Returns Before Taxes                     38.98%            16.02%              15.97%

        Returns After Taxes on
        Distributions                            38.36%            14.29%              13.51%

        Returns After Taxes on
        Distributions and Sale of Fund
        Shares                                   25.98%            13.01%              12.66%
-----------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                               46.03%            12.28%              13.70%           Since 7/31/94
-----------------------------------------------------------------------------------------------------------------------

1  The Russell 2000 Value Index is comprised of securities in the Russell 2000
  Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY


INVESTMENT GOAL                      Capital appreciation while maximizing after-tax returns


PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks using strategies designed to
                                     minimize the impact of taxes

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while maximizing after-tax returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to maximize after-tax returns by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class I Shares of the Armada Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994          1995        1996       1997        1998        1999        2000       2001        2002        2003
-1.85%       29.51%      20.64%     39.06%      36.84%      18.94%      -2.26%     -12.61%     -25.27%     22.28%


Best Quarter         22.87%         (12/31/98)
Worst Quarter       -16.18%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 2.86%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DATE OF
                                                                                           SINCE COMMENCEMENT     COMMENCEMENT AS
CLASS I SHARES                                     1 YEAR       5 YEARS      10 YEARS     AS REGISTERED FUND      REGISTERED FUND
------------------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                                         4/9/98
        Returns Before Taxes                        22.28%       -1.47%       10.48% 1             1.93%
        Returns After Taxes on Distributions        20.54%       -1.90%         N/A 2              0.30%
        Returns After Taxes on Distributions
        and Sale of Fund Shares                     16.25%       -1.36%         N/A 2              0.47%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees, expenses or
taxes)                                              28.68%       -0.57%       11.07%               1.62%             Since 3/31/98
------------------------------------------------------------------------------------------------------------------------------------

1 Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES


See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                             INTERNATIONAL EQUITY FUND            LARGE CAP CORE EQUITY FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                  2.00% 1                                None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                         1.15%                                 0.75%
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                   0.05%                                 0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.21%                                 0.14%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                               1.41%                                 0.94%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                 LARGE CAP GROWTH FUND                  LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                         0.75%                                 0.75%
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                   0.05%                                 0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.13%                                 0.14%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                               0.93%                                 0.94%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                   MID CAP GROWTH FUND                    MID CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 3                                       1.00%                                 1.00%
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                   0.05%                                 0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.21%                                 0.18%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                                             1.26%                                 1.23%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                    S&P 500 INDEX FUND                   SMALL CAP CORE FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                 2.00% 1
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees                                         0.35% 3                               1.00% 4
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                   0.00%                                 0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.14%                                 0.16% 5
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                               0.49% 3                               1.21%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                         SMALL CAP GROWTH FUND  SMALL CAP VALUE FUND    TAX MANAGED EQUITY
                                                                                        FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                         None                   None                   None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                          None                   None                   None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                           None                   None                   None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          2.00% 1                2.00% 1                 None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                   None                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                 1.00%                  1.00%                  0.75% 3
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                           0.05%                  0.05%                  0.00%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.18%                  0.13%                  0.19%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.23%                  1.18%                  0.94% 3
-------------------------------------------------------------------------------------------------------------


1 The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see "Redemption Fee" section of this prospectus.
2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. For the Small Cap Core Fund, represents Distribution (12b-1) Fees expected to be incurred by the Fund's Class I Shares during the initial fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Mid Cap Value Fund, 0.005% for the S&P 500 Index Fund and the Tax Managed Equity
   Fund) during the current fiscal year.
3 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


  FUND                                    ADVISORY       TOTAL
                                            FEES        EXPENSES
  Mid Cap Growth Fund                      0.75%         1.13%
  Mid Cap Value Fund                       0.75%         1.07%
  S&P 500 Index Fund                       0.20%         0.34%
  Tax Managed Equity Fund                  0.50%         0.82%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                   ADVISORY          TOTAL
          FUND                                     FEES              EXPENSES
          Mid Cap Growth Fund                      0.75%             1.01%
          Mid Cap Value Fund                       0.75%             0.98%
          S&P 500 Index Fund                       0.20%             0.34%
          Tax Managed Equity Fund                  0.50%             0.69%


   These fee waivers are voluntary and may be revised or discontinued at any time.


4 From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.


5 Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

   For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                         1 YEAR               3 YEARS               5 YEARS              10 YEARS
                                         ------               -------               -------              --------
INTERNATIONAL EQUITY FUND                 $144                 $444                   $771               $1,691
LARGE CAP CORE EQUITY FUND                 $96                 $300                   $520               $1,155
LARGE CAP GROWTH FUND                      $95                 $296                   $515               $1,143
LARGE CAP VALUE FUND                       $96                 $300                   $520               $1,155
MID CAP GROWTH FUND                       $128                 $400                   $692               $1,523
MID CAP VALUE FUND                        $125                 $390                   $676               $1,489
S&P 500 INDEX FUND                         $50                 $157                   $274                 $616
SMALL CAP CORE FUND                       $123                 $384                    N/A                  N/A
SMALL CAP GROWTH FUND                     $125                 $390                   $616               $1,489
SMALL CAP VALUE FUND                      $120                 $375                   $649               $1,432
TAX MANAGED EQUITY FUND                    $96                 $300                   $520               $1,155

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation with current income as a secondary
                                     objective

PRINCIPAL INVESTMENT STRATEGY        Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent,  in  investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk, prepayment/
                                     extension risk, allocation risk, small companies risk,
                                     conflicts risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
2002                2003
-18.93%             23.76%

Best Quarter         13.85%          (6/30/03)
Worst Quarter       -14.65%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.75%.


This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2003 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Aggressive Allocation Hybrid Benchmark Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                                 1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                                                                       3/6/01
        Returns Before Taxes                                   23.76%              -1.37%
        Returns After Taxes on Distributions                   23.58%              -1.78%
        Returns After Taxes on Distributions and Sale
        of Fund Shares                                         15.44%              -1.41%
---------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)            4.10%               7.09%            Since 2/28/01
---------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)            28.68%              -2.21%            Since 2/28/01
---------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)            22.54%               0.12%            Since 2/28/01
---------------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500
  Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 56 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                      Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY        Investing in a diversified portfolio of common stocks,
                                     investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's
                                     assessment of market conditions


PRINCIPAL RISKS                      Market risk, allocation risk, small companies risk,
                                     foreign risk, interest rate  risk, credit risk, active
                                     trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1999          2000        2001       2002          2003
15.27%        1.66%       -6.85%     -13.69%       22.26%

Best Quarter         16.09%         (12/31/99)
Worst Quarter       -11.04%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.26%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                            1 YEAR        5 YEARS     SINCE INCEPTION      DATE OF
                                                                                                        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                                          7/10/98

        Returns Before Taxes                               22.26%         2.87%           3.66%

        Returns After Taxes on Distributions               21.79%         1.26%           2.13%

        Returns After Taxes on Distributions and Sale
        of Fund Shares                                     14.44%         1.56%           2.28%
---------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)        4.10%          6.62%           6.92%        Since 6/30/98
---------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)        28.68%        -0.57%           1.40%        Since 6/30/98
---------------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)        18.85%         2.31%           3.61%        Since 6/30/98
---------------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500
  Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 56 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income and moderate capital appreciation
                                     consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign
                                     common stocks and cash equivalents

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk, prepayment/
                                     extension risk, allocation risk, small companies risk,
                                     conflicts risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

2002            2003
-5.82%          13.88%

Best Quarter          8.26%          (6/30/03)
Worst Quarter        -5.02%          (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.13%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                                 1 YEAR          SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                                                      3/6/01

        Returns Before Taxes                                    13.88%               2.82%

        Returns After Taxes on Distributions                    13.16%               1.89%

        Returns After Taxes on Distributions and Sale
        of Fund Shares                                           8.99%               1.82%
----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond
Index 1
(reflects no deduction for fees, expenses or taxes)              4.67%               7.17%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)             28.68%              -2.21%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)             13.07%               3.89%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500
  Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 57 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                            AGGRESSIVE ALLOCATION FUND              BALANCED ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                  None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                         0.25% 1                               0.75%
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                   0.05%                                 0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.25%                                 0.18%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                               0.55% 1                               0.98%
-------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                                1.00% 3                                 N/A
-------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                                         1.55% 3                                 N/A
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                               None
---------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                None
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                 None
---------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                 None
---------------------------------------------------------------------
Exchange Fee                                                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 1                                     0.25%
---------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                 0.05%
---------------------------------------------------------------------
Other Expenses                                                 0.23%
---------------------------------------------------------------------
Total Annual Fund                                              0.53%
Operating Expenses 1
---------------------------------------------------------------------
Indirect Underlying Fund Expenses                              0.86% 3
---------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                                       1.39% 3
---------------------------------------------------------------------


1 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                        ADVISORY FEES     TOTAL
  FUND                                                  EXPENSES
  Aggressive Allocation Fund                0.00%         0.30%
  Conservative Allocation Fund              0.00%         0.28%



   The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:




                                        ADVISORY FEES     TOTAL
  FUND                                                  EXPENSES
  Aggressive Allocation Fund                0.00%         0.30%
  Conservative Allocation Fund              0.00%         0.28%


   These fee waivers are voluntary and may be revised or discontinued at any time.

2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

3 Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                          Aggressive              Conservative
                                        ALLOCATION FUND         ALLOCATION FUND
      International Equity Fund                0.00%                   0.00%
      Large Cap Growth Fund                   16.87%                   8.33%
      Large Cap Value Fund                    25.08%                  12.39%
      Small Cap Growth Fund                   18.75%                   9.25%
      Small Cap Value Fund                    18.87%                   9.30%
      Bond Fund                               19.92%                   0.00%
      Intermediate Bond Fund                   0.00%                  59.62%
      Money Market Fund                        0.51%                   1.11%

   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

      Aggressive Allocation Fund                                  1.29%
      Conservative Allocation Fund                                1.05%

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

      Aggressive Allocation Fund                                  1.30%
      Conservative Allocation Fund                                1.09%

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                  1 YEAR           3 YEARS            5 YEARS           10 YEARS
                                                  ------           -------            -------           --------
AGGRESSIVE ALLOCATION FUND*                       $158               $490               $845             $1,845
BALANCED ALLOCATION FUND                           100                312                542              1,201
CONSERVATIVE ALLOCATION FUND*                      142                440                761              1,669


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

FIXED INCOME FUNDS

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in a diversified portfolio of investment grade
                                     fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years


PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment/extension
                                     risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994          1995          1996        1997        1998       1999        2000       2001       2002        2003
-3.52%        18.06%        3.47%       9.22%       7.58%     -1.80%       7.53%      7.42%      10.11%      4.05%

Best Quarter          6.17%          (6/30/95)
Worst Quarter        -2.59%          (3/31/94)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.30%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------------
Armada Bond Fund

        Returns Before Taxes                       4.05%        5.38%        6.05%

        Returns After Taxes on Distributions       2.62%        3.19%        3.68%

        Returns After Taxes on Distributions
        and Sale of Fund Shares                    2.62%        3.20%        3.65%
--------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                             4.10%        6.62%        6.95%
--------------------------------------------------------------------------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES
See page 83 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA GOVERNMENT MORTGAGE FUND
         (formerly known as the "Armada U.S. Government Income Fund")

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in mortgage-related securities issued or
                                     guaranteed by the U.S. government


PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment/extension
                                     risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.



PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Government Mortgage Fund which was reorganized into the Armada Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994         1995        1996      1997       1998      1999       2000          2001       2002       2003
-0.55%       13.77%      4.70%     8.11%      7.08%     1.23%      10.30%        7.61%      8.19%      2.13%

Best Quarter          3.94%          (6/30/95)
Worst Quarter        -1.06%          (3/31/94)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.65%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                              1 YEAR           5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
Armada Government Mortgage Fund

       Returns Before Taxes                                  2.13%             5.83%            6.17%

       Returns After Taxes on Distributions                  0.75%             3.63%            3.52%

       Returns After Taxes on Distributions and
       Sale of Fund Shares                                   1.37%             3.59%            3.56%
-------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)          3.07%             6.55%            6.89%
-------------------------------------------------------------------------------------------------------------

1 The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.


FUND FEES AND EXPENSES


See page 83 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed income securities,
                                     while maintaining a dollar-weighted average maturity of
                                     between three and ten years


PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment/extension
                                     risk, credit risk, foreign risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994         1995        1996      1997       1998       1999       2000      2001       2002       2003
-4.52%       15.74%      3.12%     6.94%      7.91%      -0.04%     6.78%     7.97%      9.84%      4.10%

Best Quarter          5.41%          (6/30/95)
Worst Quarter        -3.22%          (3/31/94)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.22%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------

  CLASS I SHARES                                        1 YEAR         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------
  Armada Intermediate Bond Fund

         Returns Before Taxes                             4.10%          5.68%           5.65%

         Returns After Taxes on Distributions             2.81%          3.57%           3.38%

         Returns After Taxes on Distributions and
         Sale of Fund Shares                              2.65%          3.51%           3.37%
---------------------------------------------------------------------------------------------------
  Lehman Intermediate U.S. Government/Credit Bond
  Index 1
  (reflects no deduction for fees, expenses or
  taxes)                                                  4.31%          6.65%           6.63%
---------------------------------------------------------------------------------------------------


1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.


FUND FEES AND EXPENSES


See page 84 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed income securities,
                                     while maintaining a dollar-weighted average maturity of
                                     between one and five years


PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment/extension
                                     risk, credit risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002        2003
7.69%         5.29%       6.43%      6.58%       3.20%       4.49%       9.20%      5.46%       2.33%

Best Quarter          3.62%          (3/31/01)
Worst Quarter        -0.32%         (12/31/00)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.09%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                         1 YEAR       5 YEARS       SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                           7/7/94

        Returns Before Taxes                            2.33%         4.91%             5.53%

        Returns After Taxes on Distributions            1.30%         2.96%             3.36%

        Returns After Taxes on Distributions and
        Sale of Fund Shares                             1.51%         2.96%             3.35%
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Corporate/Government
Index 1
(reflects no deduction for fees, expenses or
taxes)                                                  2.74%         5.74%             3.49%          Since 6/30/94
---------------------------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES


See page 84 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed income securities,
                                     while maintaining an average dollar-weighted maturity of
                                     between four and twelve years


PRINCIPAL RISKS                      Market risk, credit risk, interest rate risk,
                                     prepayment/extension risk, active trading risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002        2003
19.18%        3.11%       8.91%      9.05%       -2.95%      12.38%      7.28%      11.09%      5.12%

Best Quarter          6.90%          (6/30/95)
Worst Quarter        -2.52%          (3/31/96)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.34%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR        5 YEARS      SINCE INCEPTION       DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                         7/7/94

        Returns Before Taxes                             5.12%          6.44%            7.62%

        Returns After Taxes on Distributions             3.07%          4.04%            4.85%

        Returns After Taxes on Distributions and
        Sale of Fund Shares                              3.62%          4.02%            4.78%
---------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)      4.67%          6.66%            7.86%             Since 6/30/94
---------------------------------------------------------------------------------------------------------------------------

1 The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


FUND FEES AND EXPENSES
See page 85 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY

INVESTMENT GOAL                      High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY        Investing in high-quality fixed income securities with an
                                     average maturity of 9 to 15 months


PRINCIPAL RISKS                      Market risk, credit risk, interest rate risk,
                                     prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

2003
1.76%

Best Quarter          0.73%          (3/31/03)
Worst Quarter         0.23%         (12/31/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.29%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR       SINCE INCEPTION       DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                                                    12/2/02

        Returns Before Taxes                              1.76%            2.12%

        Returns After Taxes on Distributions              1.14%            1.50%

        Returns After Taxes on Distributions and
        Sale of Fund Shares                               1.14%            1.44%
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S. Corporate/Government
Index 1
(reflects no deduction for fees, expenses or taxes)       2.74%            6.25%             Since 11/30/02
---------------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES


See page 85 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             BOND FUND              GOVERNMENT MORTGAGE FUND
---------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
---------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                  None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                         0.55%                                 0.55% 2
---------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                                   0.05%                                 0.05%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.14%                                 0.18%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                               0.74%                                 0.78% 2
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                INTERMEDIATE BOND FUND            LIMITED MATURITY BOND FUND
---------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
---------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                  None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 2                                       0.55%                                 0.45%
---------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                                      0.05%                                 0.05%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.14%                                 0.14%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                                             0.74%                                 0.64%
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                           TOTAL RETURN ADVANTAGE FUND                 ULTRA SHORT BOND FUND
---------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                 None                                  None
---------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                  None                                  None
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                   None                                  None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None                                  None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                      None                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 2                                       0.55%                                 0.40%
---------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                                      0.05%                                 0.02%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.15%                                 0.14%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                                             0.75%                                 0.56%
---------------------------------------------------------------------------------------------------------------



 1 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
   Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.
 2 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                          ADVISORY        TOTAL
  FUND                                       FEES        EXPENSES
  Government Mortgage Fund                  0.40%         0.63%
  Intermediate Bond Fund                    0.40%         0.59%
  Limited Maturity Fund                     0.35%         0.54%
  Total Return Advantage Fund               0.40%         0.60%
  Ultra Short Bond Fund                     0.20%         0.36%



   The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                          ADVISORY        TOTAL
  FUND                                      FEES         EXPENSES
  Government Mortgage Fund                  0.40%         0.63%
  Intermediate Bond Fund                    0.40%         0.59%
  Limited Maturity Fund                     0.35%         0.54%
  Total Return Advantage Fund               0.40%         0.60%
  Ultra Short Bond Fund                     0.20%         0.36%

  These fee waivers are voluntary and may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                               1 YEAR            3 YEARS           5 YEARS           10 YEARS
                                               ------            -------           -------           --------
BOND FUND                                       $76                $237               $411              $918
GOVERNMENT MORTGAGE FUND                         80                 249                433               966
INTERMEDIATE BOND FUND                           76                 237                411               918
LIMITED MATURITY BOND FUND                       65                 205                357               798
TOTAL RETURN ADVANTAGE FUND                      77                 240                417               930
ULTRA SHORT BOND FUND                            57                 179                313               701

TAX FREE BOND FUNDS

ARMADA INTERMEDIATE TAX EXEMPT BOND FUND
         (formerly known as the "Armada National Tax Exempt Bond Fund")

FUND SUMMARY

INVESTMENT GOAL                      Current income exempt from federal income tax as is
                                     consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in municipal obligations that pay interest that
                                     is exempt from federal income tax

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class I Shares of the Armada Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994         1995        1996       1997      1998      1999       2000       2001       2002       2003
-4.58%       14.05%      -1.07%     6.57%     5.95%     -1.12%     8.99%      4.52%      8.54%      3.99%

Best Quarter          3.74%          (6/30/02)
Worst Quarter        -1.93%          (6/30/99)



The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -1.10%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              DATE OF
                                                                                   SINCE COMMENCEMENT     COMMENCEMENT AS
CLASS I SHARES                                1 YEAR      5 YEARS     10 YEARS     AS REGISTERED FUND     REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------------
Armada Intermediate Tax Exempt Bond Fund                                                                      4/9/98

        Returns Before Taxes                   3.99%        4.92%       4.45%1            5.15%

        Returns After Taxes on
        Distributions                          3.99%        4.91%        N/A2             4.03%

        Returns After Taxes on
        Distributions and Sale of Fund
        Shares                                 3.95%        4.81%        N/A2             4.03%
--------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 3
(reflects no deduction for fees,
expenses or taxes)                             5.45%        5.92%        5.85%            6.03%             Since 3/31/98
--------------------------------------------------------------------------------------------------------------------------

1 Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page 100 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
         (formerly known as the "Armada Michigan Municipal Bond Fund")

FUND SUMMARY

INVESTMENT GOAL                      Current income exempt from federal income tax and, to the
                                     extent possible, from Michigan personal income tax, as is
                                     consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk, single
                                     state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994         1995        1996      1997       1998      1999       2000       2001       2002       2003
-2.86%       13.63%      3.03%     7.19%      5.00%     -1.34%     8.90%      4.62%      8.33%      4.09%

Best Quarter          5.25%          (3/31/95)
Worst Quarter        -3.28%          (3/31/94)



The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.87%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

  ---------------------------------------------------------------------------------------------
  CLASS I SHARES                                        1 YEAR        5 YEARS       10 YEARS
  ---------------------------------------------------------------------------------------------
  Armada Michigan Intermediate Municipal Bond Fund

        Returns Before Taxes                             4.09%          4.86%         4.96%

        Returns After Taxes on Distributions             4.09%          4.83%         4.91%

        Returns After Taxes on Distributions and
        Sale of Fund Shares                              4.12%          4.78%         4.87%
  ---------------------------------------------------------------------------------------------
  Lehman 7-Year Municipal Bond Index 1
  (reflects no deduction for fees, expenses or
  taxes)                                                 5.45%          5.92%         5.85%
  ---------------------------------------------------------------------------------------------

1 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES


See page 100 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND
         (formerly known as the "Armada Ohio Tax Exempt Bond Fund")

FUND SUMMARY

INVESTMENT GOAL                      Current income exempt from federal income tax and, to the
                                     extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk, single
                                     state risk, non-diversification risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994         1995        1996      1997       1998      1999       2000       2001       2002       2003
-4.27%      13.44%       3.93%     7.24%      5.44%     -1.11%     8.77%      4.46%      8.79%      3.77%

Best Quarter          5.13%          (3/31/95)
Worst Quarter        -4.88%          (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.98%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

     ---------------------------------------------------------------------------------------------
     CLASS I SHARES                                      1 YEAR       5 YEARS        10 YEARS
     ---------------------------------------------------------------------------------------------
     Armada Ohio Intermediate Tax Exempt Bond Fund

            Returns Before Taxes                         3.77%         4.87%          4.93%

            Returns After Taxes on Distributions         3.77%         4.87%          4.93%

            Returns After Taxes on Distributions
            and Sale of Fund Shares                      3.73%         4.78%          4.87%
     ---------------------------------------------------------------------------------------------
     Lehman 7-Year Municipal Bond Index 1
     (reflects no deduction for fees, expenses or
     taxes)                                              5.45%         5.92%          5.85%
     ---------------------------------------------------------------------------------------------

1 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page 101 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
         (formerly known as the "Armada Pennsylvania Municipal Bond Fund")

FUND SUMMARY

INVESTMENT GOAL                      Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income
                                     tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in municipal obligations that pay interest that
                                     is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                      Market risk, interest rate risk, credit risk, single
                                     state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002        2003
9.93%         3.91%       6.94%      5.62%       -0.96%      8.77%       4.44%      8.20%       3.89%

Best Quarter          3.86%          (9/30/02)
Worst Quarter        -1.83%          (6/30/99)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -1.24%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                               1 YEAR            5 YEARS       SINCE INCEPTION   DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Intermediate Municipal Bond                                                                  8/10/94
Fund
        Returns Before Taxes                                  3.89%             4.81%             5.28%

        Returns After Taxes on Distributions                  3.89%             4.80%             5.26%

        Returns After Taxes on Distributions and Sale
        of Fund Shares                                        3.79%             4.73%             5.16%
-------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index  1
(reflects no deduction for fees, expenses or taxes)           5.45%             5.92%             6.38%          Since 7/31/94
-------------------------------------------------------------------------------------------------------------------------------

1 The Lehman 7-Year Municipal Bond Index is a broad based total return index.
  The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page 101 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          INTERMEDIATE TAX EXEMPT BOND            MICHIGAN INTERMEDIATE
                                                      FUND                         MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                   None                                None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                    None                                None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                     None                                None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                     None                                None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 1                                         0.55%                               0.55%
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                     0.05%                               0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.15%                               0.15%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                                               0.75%                               0.75%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                          OHIO INTERMEDIATE TAX EXEMPT          PENNSYLVANIA INTERMEDIATE
                                                   BOND FUND                       MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                                   None                                None
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                                                    None                                None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                     None                                None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                     None                                None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees 1                                         0.55%                               0.55%
--------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                     0.05%                               0.05%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.15%                               0.18%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                                               0.75%                               0.78%
-------------------------------------------------------------------------------------------------------------


1 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                             ADVISORY           TOTAL
  FUND                                         FEES           EXPENSES
  Intermediate Tax Exempt Bond Fund           0.40%             0.60%
  Michigan Intermediate Municipal Bond
  Fund                                        0.40%             0.60%
  Ohio Intermediate Tax Exempt Bond Fund      0.40%             0.60%
  Pennsylvania Intermediate Municipal         0.40%             0.63%
  Bond Fund

   The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                              ADVISORY         TOTAL
  FUND                                          FEES          EXPENSES
  Intermediate Tax Exempt Bond Fund            0.40%            0.59%
  Michigan Intermediate Municipal Bond         0.40%            0.59%
  Fund
  Ohio Intermediate Tax Exempt Bond Fund       0.40%            0.59%
  Pennsylvania Intermediate Municipal          0.40%            0.61%
  Bond Fund

  These fee waivers are voluntary and may be revised or discontinued at any time.

2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
INTERMEDIATE TAX EXEMPT BOND FUND                  $77              $240               $417              $930
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND           77               240                417               930
OHIO INTERMEDIATE TAX EXEMPT BOND FUND              77               240                417               930
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND       80               249                433               966

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest (i.e., the Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 110 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.


                                                                 High-Yield
              Equity      Convertible  Fixed Income  Government  Lower Rated  Municipal   Asset-Backed  Mortgage-Backed  Foreign
              Securities  Securities   Securities    Securities  Securities   Securities  Securities    Securities       Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
INTERNATIONAL    X                                                                                                           X
EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
LARGE CAP
CORE EQUITY
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
LARGE CAP
GROWTH FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
LARGE CAP
VALUE FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
MID CAP GROWTH
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
MID CAP VALUE
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
S&P 500 INDEX
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
SMALL CAP CORE
FUND             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
SMALL CAP
GROWTH FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
SMALL CAP
VALUE FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
TAX MANAGED
EQUITY FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
AGGRESSIVE
ALLOCATION
FUND             X                         X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
BALANCED
ALLOCATION
FUND             X            X            X             X                                    X             X                X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
CONSERVATIVE
ALLOCATION
FUND             X                         X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
BOND FUND                                  X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
GOVERNMENT
MORTGAGE
FUND                                       X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------



                                                                 High-Yield
              Equity      Convertible  Fixed Income  Government  Lower Rated  Municipal   Asset-Backed  Mortgage-Backed  Foreign
              Securities  Securities   Securities    Securities  Securities   Securities  Securities    Securities       Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
INTERMEDIATE
BOND FUND                                  X             X                                    X             X                X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED
MATURITY BOND
FUND                                       X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL
RETURN
ADVANTAGE FUND                             X             X           X                        X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA ULTRA
SHORT BOND FUND                            X             X                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
INTERMEDIATE
TAX EXEMPT
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
MICHIGAN
INTERMEDIATE
MUNICIPAL
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA OHIO
INTERMEDIATE
TAX EXEMPT
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA
PENNSYLVANIA
INTERMEDIATE
MUNICIPAL
BOND FUND                                  X                                      X
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Armada Balanced Allocation Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Ultra Short Bond Fund and Armada Total Return Advantage Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.


o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.



THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.



COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

------------------------------------------------------------------------------
CLASS I SHARES                    1 YEAR        5 YEARS          10 YEARS
------------------------------------------------------------------------------
Armada Money Market Fund          0.78%          3.44%            4.26%
------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.


Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

International Equity Fund                      Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of foreign
                                               companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund                     Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks

--------------------------------------------------------------------------------
Large Cap Growth Fund                          Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of large cap
                                               companies
--------------------------------------------------------------------------------
Large Cap Value Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                            Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               mid cap companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                             Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               mid cap companies
--------------------------------------------------------------------------------
S&P 500 Index Fund                             Investors seeking returns similar
                                               to those of the S&P 500 Composite
                                               Stock Price Index who are willing
                                               to accept the risks of investing
                                               in a fund that invests primarily
                                               in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                            Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of small cap
                                               companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                          Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund                        Investors seeking capital
                                               appreciation who want to maximize
                                               after-tax returns and who are
                                               willing to accept the risks of
                                               investing in a fund that invests
                                               primarily in common stocks
--------------------------------------------------------------------------------


                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Aggressive Allocation Fund                     Investors seeking capital growth
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index) who are willing to accept
                                               the risks of investing in a fund
                                               that may allocate a high
                                               percentage of its assets in
                                               Underlying Armada Funds that
                                               focus their investments in equity
                                               securities
--------------------------------------------------------------------------------
Balanced Allocation Fund                       Investors seeking broad
                                               diversification by asset class
                                               and style to manage risk and
                                               provide the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index and the Lehman U.S.
                                               Aggregate Bond Index)

--------------------------------------------------------------------------------
Conservative Allocation Fund                   Investors seeking current income
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               Lehman U.S. Aggregate Bond Index)
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               may allocate a high percentage of
                                               its assets in Underlying Armada
                                               Funds that focus their
                                               investments in fixed income
                                               securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                                      Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
Government Mortgage Fund                       Investors seeking current income
                                               who are interested in the lower
                                               credit risk associated with a
                                               fund that invests primarily in
                                               U.S. government fixed income
                                               securities
--------------------------------------------------------------------------------
Intermediate Bond Fund                         Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in intermediate
                                               term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund                     Investors seeking current income
                                               who are seeking to minimize share
                                               price volatility relative to our
                                               other fixed income funds and who
                                               are willing to accept the risks
                                               of investing in a fund that
                                               invests primarily in shorter term
                                               fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund                    Investors seeking total return
                                               with less share price volatility
                                               than a fund that invests
                                               primarily in equity securities
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund                          Investors seeking high current
                                               income but who desire the
                                               relative safety of investing in a
                                               fund that invests primarily in
                                               shorter term investment quality
                                               debt securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund              Investors seeking current income
                                               exempt from federal income tax
                                               who are willing to accept
                                               moderate share price volatility
--------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund      Investors seeking current income
                                               exempt from federal and Michigan
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund         Investors seeking current income
                                               exempt from federal and Ohio
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility

--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund  Investors seeking current income exempt from federal and
                                               Pennsylvania income taxes who are
                                               willing to accept moderate share
                                               price volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

INVESTMENT SUB-ADVISER


Investment Counselors, a SEC-registered investment adviser, serves as Sub-Adviser to the Armada Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2004, Investment Counselors managed over $506 million in assets.


As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Armada Small Cap Core Fund. For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

SUB-ADVISER'S INVESTMENT PERFORMANCE

Although the Armada Small Cap Core Fund has no prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Armada Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Armada Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Armada Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the Sub-Adviser's client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

---------------------------------------------------------------------------------------------------------------
      Year          Annual       Russell      Number     Composite    Total Assets at   Percentage     Total
(as of December     Total      2000 Index       of       Dispersion    End of Period      of Firm      Firm
      31)         Return (%)       (%)      Portfolios      (%)          (millions)       Assets       Assets
---------------------------------------------------------------------------------------------------------------
      1994           -3.9         -1.8          2           0.94           $26.0           0.28         $91.3
      1995           26.0         28.4          2           0.00           $35.0           0.26        $136.4
      1996           23.9         16.5          1           0.00           $41.0           0.08        $521.4
      1997           27.9         22.3          2           0.00           $62.0           0.12        $512.2
      1998            4.9         -2.6          3           0.32           $68.0           0.11        $592.1
      1999           11.9         21.3          2           0.22           $65.4           0.11        $591.0
      2000            3.4         -3.0          2           0.16           $36.4           0.07        $527.3
      2001           -4.6          2.5          2           0.06           $34.5           0.09        $405.4
      2002          -15.1        -20.5          3           0.15           $29.3           0.08        $350.9
      2003           52.2         47.3          3           2.06            $2.4           0.01        $459.5
---------------------------------------------------------------------------------------------------------------

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2003)

                          INVESTMENT COUNSELORS
                        SMALL CAP EQUITY COMPOSITE       RUSSELL 2000 INDEX
                        --------------------------       ------------------
1 Year                            52.2%                        47.3%
5 Year                            7.4%                          7.1%
10 Year                           11.1%                         9.5%

NOTES:


1. Investment Counselors is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.
2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.
3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Armada Small Cap Core Fund and include both active and closed accounts.
4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.
5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.
6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2003 the composite had $2.4 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM)standards is available upon request by contacting Lisa Teter at LTETER@INVESTMENTCOUNSELORS.COM or by calling (314) 587-7734.
                   -------------------------------


7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.
8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.
9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.

--------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------
International Equity Fund                  International Equity Investment
                                           Management Team                                      1.15%
--------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                 Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                      Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Large Cap Value Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Mid Cap Growth Fund                        Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Mid Cap Value Fund                         Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
S&P 500 Index Fund                         Team                                                 0.20%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
                                           Team, Investment Counselors
Small Cap Core Fund                        (sub-adviser)                                        1.00% 1
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Small Cap Growth Fund                      Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small Cap Value Fund                       Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Tax Managed Equity Fund                    Team                                                 0.50%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Aggressive Allocation Fund                 Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Balanced Allocation Fund                   Management Team                                      0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Conservative Allocation Fund               Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                   Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Management Team                 0.35%
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------


Ultra Short Bond Fund                      Taxable Fixed Income Management Team                 0.20%
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund          Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund  Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund     Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------

Pennsylvania Intermediate Municipal Bond
Fund                                       Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------


1 The Small Cap Core Fund was not in operation during the last fiscal year. The fee shown represents the contractual advisory fee rate that this Fund is obligated to pay the Adviser.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I Shares are for financial institutions investing for their own or their customers' accounts. The Funds may accept or reject any purchase order.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Armada has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

  o  Reject a purchase or exchange
  o Delay payment of immediate cash redemption proceeds for up to seven calendar days
  o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")
  o  Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE

Effective July 15, 2004, the Funds identified below will charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):

Armada International Equity Fund - Class I
Armada Small Cap Core Fund - Class I
Armada Small Cap Growth Fund - Class I
Armada Small Cap Value Fund - Class I

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund.

This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. The Fund will act in accordance with its Trading Limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.

The 2% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401,403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts - including those of affiliates of the Adviser -- where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES
                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                                                              number on your check and mail it
                                   Armada Funds                               to the address at the left.
                                   P.O. Box 8421
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:

                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                                                              account number.

                                   State Street Bank and Trust Company        Armada and its transfer agent are
                                   ABA #011000028 Account 99052755            not responsible for the consequences of
                                   Credit Armada Funds (Account               delays resulting from the banking or
                                   Registration) (Account Number)             Federal Reserve Wire system, or from
                                   (Wire Control Number)                      incomplete wiring instructions.

                                   Note:  Your bank may charge you a fee
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 114 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of one Armada Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing Fund you would like to transfer (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.



Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund and the Tax Managed Equity Fund; (ii) 0.02% with respect to the Mid Cap Value Fund and Ultra Short Bond Fund; and (iii) 0.05% with respect to each other Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Large Cap Core Equity Fund
         Armada Mid Cap Growth Fund
         Armada Mid Cap Value Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Tax Managed Equity Fund

The following Funds distribute income quarterly:
         Armada Large Cap Growth Fund
         Armada Large Cap Value Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada Government Mortgage Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada Ultra Short Bond Fund
         Armada Intermediate Tax Exempt Bond Fund
         Armada Michigan Intermediate Municipal Bond Fund
         Armada Ohio Intermediate Tax Exempt Bond Fund
         Armada Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Intermediate Tax Exempt Bond Fund, Armada Michigan Intermediate Municipal Bond Fund, Armada Ohio Intermediate Tax Exempt Bond Fund, and Armada Pennsylvania Intermediate Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Government Mortgage, Michigan Intermediate Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the fiscal year ended May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.



You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.

                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
INTERNATIONAL EQUITY FUND
Class I
2004                  $8.05      $0.08 1       $2.21          $(0.16)      $(0.00)     $10.18      28.50%   $280,040       1.41%
2003                   9.75       0.08 1       (1.75)          (0.03)       (0.00)       8.05     (17.13)    322,284       1.38
2002                  10.89       0.06 1       (1.16)          (0.04)       (0.00)       9.75     (10.09)    517,829       1.34
2001                  15.05       0.03 1       (3.19)          (0.00)       (1.00)      10.89     (22.74)    607,113       1.45
2000                  10.91       0.01          4.23           (0.03)       (0.07)      15.05      38.90     425,328       1.43
LARGE CAP CORE EQUITY FUND
Class I
2004                  $9.58      $0.09 1       $1.33          $(0.09)      $(0.00)     $10.91      14.72%   $209,690       0.94%
2003                  10.87       0.10 1       (1.30)          (0.09)       (0.00)       9.58     (10.90)    152,055       0.96
2002                  12.27       0.05 1       (1.15)          (0.04)       (0.26)      10.87      (8.99)    141,177       0.97
2001                  14.88       0.02         (0.71)          (0.00)       (1.92)      12.27      (5.63)    126,203       0.99
2000                  13.75       0.02          1.65           (0.01)       (0.53)      14.88      12.31     141,207       1.00
LARGE CAP GROWTH FUND
Class I
2004                 $17.13      $0.02 1       $1.63          $(0.07)      $(0.00)     $18.71       9.64%   $581,512       0.93%
2003                  19.54       0.06 1       (2.41)          (0.06)       (0.00)      17.13     (12.03)    542,371       0.92
2002                  24.36       0.01 1       (4.62)          (0.00)       (0.21)      19.54     (19.03)    699,863       0.92
2001                  28.89      (0.01) 1      (3.40)          (0.00)       (1.12)      24.36     (12.26)    965,165       0.93
2000                  24.61       0.00 1        4.55           (0.01)       (0.26)      28.89      18.49   1,251,015       0.90

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
INTERNATIONAL EQUITY FUND
Class I
2004             0.74%            1.41%             0.74%          117%
2003             1.06             1.38              1.06            90
2002             0.63             1.34              0.63            63
2001             0.21             1.50              0.16           161
2000             0.06             1.49              0.00           124
LARGE CAP CORE EQUITY FUND
Class I
2004             0.81%            0.94%             0.81%          124%
2003             1.08             0.96              1.08            68
2002             0.47             0.97              0.47           112
2001             0.08             1.04              0.03            34
2000             0.03             1.06             (0.03)           37
LARGE CAP GROWTH FUND
Class I
2004             0.09%            0.93%             0.09%          144%
2003             0.35             0.92              0.35            65
2002             0.05             0.92              0.05            52
2001            (0.03)            0.98             (0.08)           18
2000             0.01             0.96             (0.05)           25



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total      Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+     (000)       Assets
LARGE CAP VALUE FUND
Class I
2004                 $14.07      $0.21 1       $2.38          $(0.22)      $(0.00)     $16.44      18.52%   $526,031       0.94%
2003                  15.83       0.21 1       (1.73)          (0.21)       (0.03)      14.07      (9.46)    505,108       0.93
2002                  17.39       0.19 1       (0.88)          (0.19)       (0.68)      15.83      (3.84)    743,804       0.92
2001                  16.03       0.25          1.71           (0.28)       (0.32)      17.39      12.67     700,811       0.97
2000                  18.80       0.35         (1.85)          (0.36)       (0.91)      16.03      (7.95)    500,135       0.92
MID CAP GROWTH FUND
Class I
2004                  $5.70     $(0.04) 1      $0.93          $(0.00)      $(0.00)      $6.59      15.63%    $67,969       1.13%
2003                   6.49      (0.05) 1      (0.74)          (0.00)       (0.00)       5.70     (12.17)     74,852       1.30
2002                   8.08      (0.06) 1      (1.53)          (0.00)       (0.00)       6.49     (19.68)    143,328       1.27
2001                  15.84      (0.08) 1      (3.14)          (0.00)       (4.54)       8.08     (23.89)    195,291       1.26
2000                  14.27      (0.12) 1       6.34           (0.00)       (4.65)      15.84      51.90     281,161       1.29
MID CAP VALUE FUND
Class I
2004                 $10.11      $0.04 1       $2.69          $(0.07)      $(0.23)     $12.54      27.24%    $52,453       1.07%
2003 2                10.00       0.07 1        0.07           (0.03)       (0.00)      10.11       1.38      36,319       0.93


                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate


LARGE CAP VALUE FUND
Class I
2004             1.38%            0.94%             1.38%           47%
2003             1.62             0.93              1.62            34
2002             1.15             0.92              1.15            39
2001             1.54             1.02              1.49            67
2000             2.07             0.98              2.01            40
MID CAP GROWTH FUND
Class I
2004            (0.69)%           1.26%            (0.82)%         228%
2003            (0.92)            1.30             (0.92)           66
2002            (0.92)            1.27             (0.92)           68
2001            (0.64)            1.31             (0.69)          191
2000            (0.75)            1.29             (0.75)          110
MID CAP VALUE FUND
Class I
2004             0.36%            1.20%             0.23%           87%
20032            0.89             1.24              0.58            76



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Mid Cap Value Fund Class I commenced operations on July 1, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
S&P 500 INDEX FUND
Class I
2004                  $8.30      $0.12 1       $1.36          $(0.11)      $(0.00)      $9.67      17.98%   $387,699       0.34%
2003                   9.21       0.11 1       (0.91)          (0.11)       (0.00)       8.30      (8.55)    281,426       0.35
2002                  10.84       0.11 1       (1.63)          (0.11)       (0.00)       9.21     (14.11)    311,120       0.33
2001                  12.25       0.11         (1.41)          (0.11)       (0.00)      10.84     (10.64)    332,015       0.36
2000                  11.32       0.13          0.99           (0.13)       (0.06)      12.25       9.92     354,637       0.34
SMALL CAP CORE FUND
Class I
2004 2               $10.00     $(0.01) 1     $(0.49)         $(0.00)      $(0.00)      $9.50      (5.00)%   $28,986       1.31%
SMALL CAP GROWTH FUND
Class I
2004                  $7.70     $(0.09) 1      $1.48          $(0.00)      $(0.00)      $9.09      18.05%   $134,244       1.23%
2003                   9.18      (0.06) 1      (1.42)          (0.00)       (0.00)       7.70     (16.12)    156,646       1.29
2002                  11.56      (0.09) 1      (2.29)          (0.00)       (0.00)       9.18     (20.59)    268,485       1.24
2001                  14.91      (0.06) 1      (1.93)          (0.00)       (1.36)      11.56     (14.72)    304,754       1.27
2000                  10.14      (0.04) 1       4.81           (0.00)       (0.00)      14.91      47.04     157,306       1.23


                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
S&P 500 INDEX FUND
Class I
2004             1.32%            0.49%             1.17%            1%
2003             1.43             0.50              1.28             7
2002             1.09             0.48              0.94             4
2001             0.94             0.61              0.69            15
2000             1.02             0.59              0.77            48
SMALL CAP CORE FUND
Class I
20042           (0.67)%           1.31%            (0.67)%           4%
SMALL CAP GROWTH FUND
Class I
2004            (1.02)%           1.23%            (1.02)%         340%
2003            (0.92)            1.29             (0.92)          119
2002            (0.88)            1.24             (0.88)          122
2001            (0.44)            1.32             (0.49)          174
2000            (0.28)            1.29             (0.34)          155


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Small Cap Core Fund Class I commenced operations on April 2, 2004. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
SMALL CAP VALUE FUND
Class I
2004                 $17.61      $0.02 1       $5.13          $(0.06)      $(0.52)     $22.18      29.35%   $831,470       1.18%
2003                  20.64       0.08 1       (2.18)          (0.09) 2     (0.84)      17.61      (9.69)    773,213       1.20
2002                  19.07       0.10 1        3.38           (0.15)       (1.76)      20.64      19.61     932,705       1.16
2001                  15.15       0.22          4.36           (0.25)       (0.41)      19.07      30.89     549,218       1.20
2000                  13.65       0.27          1.45           (0.22)       (0.00)      15.15      12.87     354,347       1.21
TAX MANAGED EQUITY FUND
Class I
2004                  $9.37      $0.10 1       $1.58          $(0.10)      $(0.80)     $10.15      18.35%   $109,059       0.82%
2003                  11.08       0.08 1       (1.63)          (0.07)       (0.09)       9.37     (13.94)    137,414       0.95
2002                  12.60       0.04 1       (1.52)          (0.04)       (0.00)      11.08     (11.80)    177,587       0.93
2001                  14.29       0.02         (1.67)          (0.01)       (0.03)      12.60     (11.53)    220,077       0.97
2000                  12.13       0.03          2.16           (0.02)       (0.01)      14.29      18.06     257,548       0.95

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
SMALL CAP VALUE FUND
Class I
2004             0.07%            1.18%             0.07%          116%
2003             0.48             1.20              0.48           127
2002             0.54             1.16              0.54           106
2001             1.35             1.25              1.30           128
2000             1.97             1.27              1.91           120
TAX MANAGED EQUITY FUND
Class I
2004             0.97%            0.94%             0.85%            0%
2003             0.83             0.95              0.83             0
2002             0.33             0.93              0.33             0
2001             0.11             1.02              0.06             1
2000             0.19             1.01              0.13             3



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes a tax return of capital of $(0.01) for Small Cap Value Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
AGGRESSIVE ALLOCATION FUND
Class I
2004                  $8.23      $0.07 1       $1.00          $(0.04)      $(0.00)      $9.26      12.98%     $6,592       0.30%
2003                   9.08       0.02 1       (0.80)          (0.07) 5     (0.00)       8.23      (8.56)      2,361       0.88
2002                   9.95       0.10 1       (0.82)           0.15) 6     (0.00)       9.08      (7.26)      2,854       1.12
2001 2                10.00       0.02         (0.06)          (0.01)       (0.00)       9.95      (0.36)      2,492       0.38
BALANCED ALLOCATION FUND
Class I
2004                  $8.44      $0.11 1       $0.89          $(0.09)      $(0.00)      $9.35      11.93%   $136,752       0.98%
2003                   9.01       0.13 1       (0.55)          (0.15)       (0.00)       8.44      (4.58)    120,329       1.09
2002 3                 9.72       0.20 1       (0.71)          (0.20)       (0.00)       9.01      (5.27)    157,660       1.00
2001                  11.68       0.28         (0.42)          (0.27)       (1.55)       9.72      (1.68)    186,724       1.03
2000                  10.31       0.26          1.35           (0.24)       (0.00)      11.68      15.72      69,517       1.01
CONSERVATIVE ALLOCATION FUND
Class I
2004                  $9.57      $0.18 1       $0.40          $(0.15)      $(0.00)     $10.00       6.13%     $4,929       0.28%
2003                   9.66       0.17 1       (0.07)          (0.19) 7     (0.00)       9.57       1.15       2,820       0.70
2002                  10.04       0.26 1       (0.36)          (0.28)       (0.00)       9.66      (0.97)      2,752       1.02
2001 4                10.00       0.07          0.02           (0.05)       (0.00)      10.04       0.94       2,523       0.37

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
AGGRESSIVE ALLOCATION FUND
Class I
2004             0.61%            0.55%             0.36%           42%
2003             0.23             1.13             (0.02)           78
2002             1.15             1.37              0.90            40
2001 2           1.10             0.76              0.72             5
BALANCED ALLOCATION FUND
Class I
2004             1.15%            0.98%             1.15%          230%
2003             1.63             1.09              1.63           171
2002 3           2.13             1.00              2.13           106
2001             2.31             1.08              2.26           161
2000             2.20             1.07              2.14           182
CONSERVATIVE ALLOCATION FUND
Class I
2004             1.71%            0.53%             1.46%           27%
2003             1.83             0.95              1.58            38
2002             2.68             1.27              2.43            27
2001 4           3.20             0.75              2.82             5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) The Aggressive Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.
(3) As required, effective June 1, 2001, Balanced Allocation Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and an increase in the Ratio of Net Investment Income to Average Net Assets of 0.02%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(4) Conservative Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.
(5) Includes a tax return of capital of $(0.07) for Class I for the Aggressive Allocation Fund.
(6) Includes a tax return of capital of $(0.04) for Class I for the Aggressive Allocation Fund
(7) Includes a tax return of capital of $(0.03) for Class I for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated
                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
BOND FUND*
Class I
2004                 $10.44      $0.39 1      $(0.45)         $(0.40)      $(0.00)      $9.98      (0.62)%  $415,151       0.74%
2003                   9.86       0.48 1        0.56           (0.46)       (0.00)      10.44      10.74     617,012       0.71
2002 2                 9.71       0.56 1        0.14           (0.55)       (0.00)       9.86       7.40     798,688       0.71
2001                   9.37       0.62          0.34           (0.62)       (0.00)       9.71      10.50     842,906       0.72
2000                   9.93       0.59         (0.56)          (0.59)       (0.00)       9.37       0.35     294,308       0.87
GOVERNMENT MORTGAGE FUND**
Class I
2004                  $9.58      $0.37 1      $(0.32)         $(0.40)      $(0.00)      $9.23       0.63%   $244,380       0.69%
2003                   9.45       0.39 1        0.19           (0.45)       (0.00)       9.58       6.15     190,678       0.77
2002 3                 9.22       0.50 1        0.22           (0.49)       (0.00)       9.45       7.94     185,755       0.76
2001                   8.77       0.57          0.45           (0.57)       (0.00)       9.22      11.95     155,683       0.79
2000                   9.13       0.56         (0.36)          (0.56)       (0.00)       8.77       2.26     134,250       0.83

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
BOND FUND*
Class I
2004             3.86%            0.74%             3.86%          338%
2003             4.73             0.71              4.73           213
2002 2           5.70             0.71              5.70            98
2001             6.39             0.77              6.34            73
2000             6.14             0.89              6.12           155
GOVERNMENT MORTGAGE FUND**
Class I
2004             4.09%            0.78%             4.00%          380%
2003             4.09             0.77              4.09           364
2002 3           5.29             0.76              5.29           219
2001             6.27             0.84              6.22            78
2000             6.28             0.94              6.17            74

* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion ratios of .9799154 for Class I on the date of the reorganization.
**  Acquired Armada GNMA Fund on November 21, 2003.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.01 increase in Net Investment Income Per Share and a $0.01 decrease in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.06% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) As required, effective June 1, 2001, Government Mortgage Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.02 decrease in Net Investment Income Per Share and an increase of $0.02 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.18% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
INTERMEDIATE BOND FUND
Class I
2004                 $11.09      $0.37 1      $(0.40)         $(0.37)      $(0.00)     $10.69      (0.26)%  $439,369       0.59%
2003                  10.40       0.43 1        0.69           (0.43)       (0.00)      11.09      11.00     418,964       0.58
2002                  10.24       0.55 1        0.16           (0.55)       (0.00)      10.40       7.05     346,788       0.57
2001                   9.90       0.64          0.34           (0.64)       (0.00)      10.24      10.16     345,059       0.59
2000                  10.39       0.64         (0.48)          (0.64)       (0.01)       9.90       1.50     294,998       0.58

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
INTERMEDIATE BOND FUND
Class I
2004             3.40%            0.74%             3.25%          164%
2003             4.01             0.73              3.86           129
2002             5.27             0.72              5.12           141
2001             6.34             0.79              6.14           133
2000             6.22             0.79              6.01           201


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
LIMITED MATURITY BOND FUND
Class I
2004                 $10.17      $0.26 1      $(0.20)         $(0.28)      $(0.00)      $9.95       0.45%   $306,914       0.54%
2003                   9.97       0.32 1        0.22           (0.34)       (0.00)      10.17       5.58     308,986       0.54
2002 2                 9.87       0.49 1        0.10           (0.49)       (0.00)       9.97       6.09     213,322       0.53
2001                   9.70       0.60          0.17           (0.60)       (0.00)       9.87       8.21     190,243       0.55
2000                   9.96       0.57         (0.26)          (0.57)       (0.00)       9.70       3.22      93,652       0.54
TOTAL RETURN ADVANTAGE FUND
Class I
2004                 $11.01      $0.42 1      $(0.55)         $(0.42)      $(0.24)     $10.22      (1.18)%  $314,269       0.60%
2003                  10.23       0.49 1        0.92           (0.53)       (0.10)      11.01      14.18     241,404       0.58
2002 3                10.02       0.55 1        0.21           (0.55)       (0.00)      10.23       7.76     259,402       0.55
2001                   9.48       0.59          0.54           (0.59)       (0.00)      10.02      12.04     355,344       0.51
2000                   9.99       0.60         (0.45)          (0.60)       (0.06)       9.48       1.78     331,026       0.48
ULTRA SHORT BOND FUND
Class I
2004                 $10.08      $0.16 1      $(0.07)         $(0.17)      $(0.00)     $10.00       0.93%   $176,280       0.36%
2003 4                10.00       0.09 1        0.08           (0.09)       (0.00)      10.08       1.67     129,599       0.26

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
LIMITED MATURITY BOND FUND
Class I
2004             2.58%            0.64%             2.48%          136%
2003             3.17             0.64              3.07           117
2002 2           4.89             0.63              4.79           110
2001             5.98             0.73              5.80            87
2000             5.84             0.74              5.64            90
TOTAL RETURN ADVANTAGE FUND
Class I
2004             3.92%            0.75%             3.77%          134%
2003             4.60             0.73              4.45           108
2002 3           5.42             0.72              5.25            88
2001             5.95             0.79              5.67           182
2000             6.17             0.77              5.88           121
ULTRA SHORT BOND FUND
Class I
2004             1.54%            0.56%             1.34%          120%
2003 4           1.81             0.58              1.49           239

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Limited Maturity Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.01%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) As required, effective June 1, 2001, Total Return Advantage Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on the Ratio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(4) Ultra Short Bond Fund Class I commenced operations on December 2, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
INTERMEDIATE TAX EXEMPT BOND FUND
Class I
2004                 $10.61      $0.39 1      $(0.46)         $(0.41)      $(0.00)     $10.13      (0.70)%  $162,027       0.60%
2003                  10.17       0.40 1        0.44           (0.40)       (0.00)      10.61       8.45     175,441       0.60
2002 2                10.01       0.42 1        0.16           (0.42)       (0.00)      10.17       5.86     167,578       0.60
2001                   9.50       0.43          0.51           (0.43)       (0.00)      10.01      10.07     162,015       0.60
2000                   9.96       0.42         (0.45)          (0.42)       (0.01)       9.50      (0.24)     95,634       0.54
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Class I
2004                 $11.45      $0.46 1      $(0.51)         $(0.47)      $(0.00)     $10.93      (0.44)%  $123,614       0.60%
2003                  11.03       0.47 1        0.44           (0.47)       (0.02)      11.45       8.51     147,331       0.60
2002 3                10.94       0.49 1        0.10           (0.49)       (0.01)      11.03       5.54     137,902       0.59
2001                  10.38       0.50          0.56           (0.50)       (0.00)      10.94      10.36     148,726       0.60
2000                  10.91       0.47         (0.52)          (0.47)       (0.01)      10.38      (0.42)    156,734       0.81

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
INTERMEDIATE TAX EXEMPT BOND FUND
Class I
2004             3.78%            0.75%             3.63%            9%
2003             3.92             0.75              3.77            11
2002 2           4.19             0.75              4.04            19
2001             4.39             0.80              4.19            27
2000             4.37             0.81              4.10            65
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Class I
2004             4.11%            0.75%             3.96%            5%
2003             4.24             0.75              4.09             7
2002 3           4.47             0.74              4.32             6
2001             4.62             0.80              4.42            16
2000             4.46             0.91              4.36            10


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. This resulted in a $0.01 increase in Net Investment Income Per Share and a decrease of $0.01 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.07%, for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) As required, effective June 1, 2001, Michigan Intermediate Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.03% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                             Realized
                      Net                       and                                                                      Ratio of
                     Asset                  Unrealized                  Distribution                                     Expenses
                     Value,        Net         Gain         Dividends     from Net                         Net Assets       to
                   Beginning   Investment     (Loss)         from Net     Realized   Net Asset               End of       Average
                       of        Income/        on          Investment    Capital    Value, End    Total       Year         Net
                      Year       (Loss)     Investments       Income       Gains      of Year     Return+      (000)       Assets
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Class I
2004                 $11.70      $0.41        $(0.50)         $(0.41)      $(0.00)     $11.20      (0.75)%  $163,549       0.60%
2003                  11.20       0.44 1        0.50           (0.44)       (0.00)      11.70       8.56     167,899       0.60
2002 2                11.04       0.47 1        0.16           (0.47)       (0.00)      11.20       5.81     154,461       0.60
2001                  10.49       0.48          0.55           (0.48)       (0.00)      11.04      10.00     156,655       0.56
2000                  11.03       0.48         (0.53)          (0.48)       (0.01)      10.49      (0.40)    166,164       0.52
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Class I
2004                 $10.96      $0.36        $(0.49)         $(0.37)      $(0.00)     $10.46      (1.18)%   $54,675       0.63%
2003                  10.47       0.41 1        0.49           (0.41)       (0.00)      10.96       8.76      55,503       0.65
2002 3                10.36       0.46 1        0.11           (0.46)       (0.00)      10.47       5.57      51,319       0.64
2001                   9.89       0.47 1        0.47           (0.47)       (0.00)      10.36       9.64      45,441       0.63
2000                  10.39       0.45         (0.46)          (0.47)       (0.02)       9.89      (0.06)     45,021       0.53

                                                  Ratio of
                                                    Net
                                  Ratio           Investment
                                   of              Income/
                                Expenses         (Loss) to
             Ratio of Net      to Average         Average
              Investment        Net Assets       Net Assets
             Income/(Loss)       (Before          (Before       Portfolio
             to Average           Fee               Fee          Turnover
              Net Assets        Waivers)          Waivers)         Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Class I
2004             3.61%            0.75%             3.46%           13%
2003             3.85             0.75              3.70             6
2002 2           4.20             0.75              4.05            19
2001             4.44             0.76              4.24            20
2000             4.52             0.80              4.24            31
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Class I
2004             3.38%            0.78%             3.23%           14%
2003             3.84             0.80              3.69            12
2002 3           4.40             0.79              4.25            13
2001             4.57             0.86              4.34            25
2000             4.55             0.84              4.24            38


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) As required, effective June 1, 2001, Ohio Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.02% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.
(3) As required, effective June 1, 2001, Pennsylvania Intermediate Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and 0.00% on theRatio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                              RICHARD W. FURST
CHAIRMAN                                     Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young               Dean Emeritus, Gatton College of Business
Director:                                        and Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                 GERALD L. GHERLEIN
                                             Retired Executive Vice President and
HERBERT R. MARTENS, JR.                         General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                    KATHLEEN A. OBERT
   National City Corporation                 Chairman and Chief Executive Officer
Chairman and Chief Executive                    Edward Howard & Co.
   Officer, NatCity Investments, Inc.

JOHN G. BREEN                                J. WILLIAM PULLEN
Retired Chairman and CEO,                    President and Chief Executive Officer,
   The Sherwin Williams Co.                     Whayne Supply Company
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



  The Armada Fund Trustees also serve as Trustees of The Armada Advantage Fund.



                                                                 [SAILBOAT LOGO]
                                                                       ARMADA(R)
                                                                           FUNDS

                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[SAILBOAT LOGO]
ARMADA(R)
       FUNDS

WWW.ARMADAFUNDS.COM

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                               MONEY MARKET FUNDS
                           A, B AND C SHARES (RETAIL)


                                 OCTOBER 1, 2004


                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND










  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
           SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 [SAILBOAT LOGO]
                                    ARMADA(R)
                                      FUNDS
                               WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Armada money market funds before investing. Armada also offers Class A, Class B and Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                          PAGE

ARMADA GOVERNMENT MONEY MARKET FUND........................................ 2
ARMADA MONEY MARKET FUND................................................... 5
ARMADA OHIO MUNICIPAL MONEY MARKET FUND.................................... 8
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND...........................11
ARMADA TAX EXEMPT MONEY MARKET FUND........................................14
ARMADA TREASURY MONEY MARKET FUND..........................................17
ARMADA TREASURY PLUS MONEY MARKET FUND.....................................19
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.....................26
MORE INFORMATION ABOUT FUND INVESTMENTS....................................27
INVESTOR PROFILES..........................................................28
INVESTMENT ADVISER AND INVESTMENT TEAMS....................................29
PURCHASING, SELLING AND EXCHANGING FUND SHARES.............................29
DISTRIBUTION OF FUND SHARES................................................42
DIVIDENDS AND TAXES........................................................43
FINANCIAL HIGHLIGHTS.......................................................45

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, credit risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1994         1995       1996       1997       1998      1999       2000       2001       2002       2003
3.81%        5.53%      5.04%      5.14%      4.98%     4.66%      5.94%      3.64%      1.21%      0.49%

Best Quarter                1.53%            (12/31/00)
Worst Quarter               0.09%             (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.19%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

------------------------------------------------------------------------------------------------------
CLASS A SHARES                        1 YEAR                    5 YEARS                   10 YEARS
------------------------------------------------------------------------------------------------------
Armada Government Money
Market Fund                            0.49%                      3.17%                      4.03%
------------------------------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES


See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset
                                value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, credit risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class C Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS
1994         1995       1996       1997       1998      1999       2000       2001       2002       2003
3.88%        5.61%      5.09%      5.22%      5.11%     4.76%      6.05%      3.66%      1.22%      0.53%

Best Quarter                1.56%             (9/30/00)
Worst Quarter               0.10%             (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.20%.



THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.


    ----------------------------------------------------------------------------------
    CLASS A SHARES                           1 YEAR         5 YEARS      10 YEARS
    ----------------------------------------------------------------------------------


    Armada Money Market Fund                 0.53%          3.22%        4.10%


    -----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE           DATE OF
    CLASS B SHARES                           1 YEAR         5 YEARS      10 YEARS      INCEPTION       INCEPTION
    -----------------------------------------------------------------------------------------------------------------


    Armada Money Market Fund                 0.53%          2.66%        N/A           2.94%           1/5/98
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE           DATE OF
    CLASS C SHARES                           1 YEAR         5 YEARS      10 YEARS      INCEPTION       INCEPTION
    -----------------------------------------------------------------------------------------------------------------
    Armada Money Market Fund                 0.53%          N/A          N/A           1.52%           11/15/00
    -----------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 Current income exempt from regular federal income tax and
                                Ohio personal income tax, consistent with stability of
                                principal

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS                 Interest rate risk, credit risk, single state risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
  1999           2000        2001        2002        2003
  2.78%          3.68%       2.42%       0.98%       0.52%

Best Quarter                0.98%            (12/31/00)
Worst Quarter               0.09%             (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.23%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR         5 YEARS      SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal Money Market Fund               0.52%          2.07%            2.09%            11/4/98
--------------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 Current income exempt from regular federal income tax and
                                Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS                 Interest rate risk, credit risk, single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1997            1998         1999           2000          2001          2002          2003
3.33%           2.98%        2.82%          3.65%         2.37%         0.99%         0.52%

Best Quarter                0.95%            (12/31/00)
Worst Quarter               0.09%             (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.21%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                               1 YEAR       5 YEARS       SINCE INCEPTION        DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Tax Exempt Money
Market Fund                                  0.52%         2.06%             2.41%                  9/11/96
---------------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS                 Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.


There is no performance information shown for Class B Shares because they had not commenced operations as of December 31, 2003.

CALENDAR YEAR TOTAL RETURNS
1994         1995       1996       1997       1998      1999       2000       2001       2002       2003
2.41%        3.46%      3.11%      3.27%      3.08%     2.80%      3.68%      2.37%      0.94%      0.50%

Best Quarter                0.97%            (12/31/00)
Worst Quarter               0.08%             (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.22%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2003.

-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                        1 YEAR                     5 YEARS                   10 YEARS
-------------------------------------------------------------------------------------------------------------
  Armada Tax Exempt Money
  Market Fund                          0.50%                      2.05%                      2.56%
-------------------------------------------------------------------------------------------------------------



For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES


See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term obligations of the
                                U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK                  Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002        2003
5.27%         4.75%       4.81%      4.54%       4.18%       5.37%       3.37%      1.09%       0.40%

Best Quarter                1.41%            (12/31/00)
Worst Quarter               0.07%             (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.14%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      1 YEAR           5 YEARS         SINCE INCEPTION        DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Treasury Money Market
Fund                                 0.40%            2.86%               3.74%                  12/22/94
--------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY
INVESTMENT GOAL                 Current income consistent with liquidity and stability of
                                principal

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1994         1995       1996       1997       1998      1999       2000       2001       2002       2003
3.60%        5.31%      4.77%      4.95%      4.86%     4.34%      5.67%      3.34%      1.05%      0.38%

Best Quarter                1.47%            (12/31/00)
Worst Quarter               0.05%             (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.17%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

----------------------------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR              5 YEARS           10 YEARS
----------------------------------------------------------------------------------------------------
Armada Treasury Plus Money Market Fund           0.38%                2.94%              3.81%
----------------------------------------------------------------------------------------------------



For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          GOVERNMENT MONEY
                                            MARKET FUND
                                                                         MONEY MARKET FUND
                                              CLASS A           CLASS A        CLASS B       CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                 None              None          None          None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)              None              None         5.00% 1        1.00% 2
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                 None              None          None          None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                 None              None          None          None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                    None              None          None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 3                     0.35%             0.35%         0.35%         0.35%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                   0.05% 4           0.05% 4       0.75%         0.75%
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5                0.25%             0.25%         0.25%         0.25%
-------------------------------------------------------------------------------------------------------
   Other                                       0.12%             0.13%         0.13%         0.13%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                           0.37%             0.38%         0.38%         0.38%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                           0.77%             0.78%         1.48%         1.48%
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                             OHIO MUNICIPAL MONEY         PENNSYLVANIA TAX EXEMPT MONEY
                                                 MARKET FUND                       MARKET FUND
                                                  CLASS A                            CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                     None                                None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                              None                                None
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                     None                                None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                     None                                None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                        None                                None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 3                         0.35%                               0.40%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 4                                     0.05%                               0.05%
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5                    0.25%                               0.25%
-------------------------------------------------------------------------------------------------------
   Other                                           0.14%                               0.14%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                               0.39%                               0.39%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                               0.79%                               0.84%
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       TAX EXEMPT MONEY MARKET         TREASURY           TREASURY PLUS
                                                FUND              MONEY MARKET FUND     MONEY MARKET FUND
                                        CLASS A       CLASS B          CLASS A               CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                           None         None              None                 None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                    None        5.00% 1            None                 None
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                           None         None              None                 None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of        None         None              None                 None
amount redeemed, if applicable)
-------------------------------------------------------------------------------------------------------
Exchange Fee                              None         None              None                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 3               0.35%        0.35%             0.30%                0.30%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                             0.05% 4      0.75%             0.05% 4              0.05% 4
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5          0.25%        0.25%             0.25%                0.25%
-------------------------------------------------------------------------------------------------------
   Other                                 0.13%        0.13%             0.13%                0.14%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                     0.38%        0.38%             0.38%                0.39%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                     0.78%        1.48%             0.73%                0.74%
-------------------------------------------------------------------------------------------------------

1 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
2 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
3 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                                          TOTAL        TOTAL        TOTAL
                                                           ADVISORY     EXPENSES     EXPENSES     EXPENSES
FUND                                                         FEES       (CLASS A)    (CLASS B)    (CLASS C)
Government Money Market Fund                                 0.25%        0.67%         N/A          N/A
Money Market Fund                                            0.25%        0.68%        0.68%        0.68%
Ohio Municipal Money Market Fund                             0.15%        0.59%         N/A          N/A
Pennsylvania Tax Exempt Money Market Fund                    0.15%        0.59%         N/A          N/A
Tax Exempt Money Market Fund                                 0.15%        0.58%          *           N/A
Treasury Money Market Fund                                   0.25%        0.68%         N/A          N/A
Treasury Plus Money Market Fund                              0.25%        0.70%         N/A          N/A


* Class B Shares of the Tax Exempt Money Market Fund were not in operation during the last fiscal year.

  The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:




                                                                          TOTAL        TOTAL        TOTAL
                                                           ADVISORY     EXPENSES     EXPENSES     EXPENSES
FUND                                                         FEES       (CLASS A)    (CLASS B)    (CLASS C)
Government Money Market Fund                                 0.25%        0.67%         N/A          N/A
Money Market Fund                                            0.25%        0.68%        0.68%        0.68%
Ohio Municipal Money Market Fund                             0.15%        0.59%         N/A          N/A
Pennsylvania Tax Exempt Money Market Fund                    0.15%        0.59%         N/A          N/A
Tax Exempt Money Market Fund                                 0.15%        0.58%        1.27%         N/A
Treasury Money Market Fund                                   0.25%        0.68%         N/A          N/A
Treasury Plus Money Market Fund                              0.25%        0.70%         N/A          N/A


  These fee waivers are voluntary and may be revised or discontinued at any time.

4 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
5 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
GOVERNMENT MONEY
MARKET FUND
    Class A Shares                        $79                 $246                  $428                $954
MONEY MARKET FUND
    Class A Shares                         80                  249                   433                 966
    Class B Shares 1                      651                  868                  1008                1579
    Class B Shares 2                      151                  468                   808                1579
    Class C Shares 1                      251                  468                   808                1768
    Class C Shares 2                      151                  468                   808                1768
OHIO MUNICIPAL MONEY MARKET FUND
    Class A Shares                         81                  252                   439                 978
PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                         86                  268                   466                1037
TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                         80                  249                   433                 966
    Class B Shares 1                      651                  868                  1008                1579
    Class B Shares 2                      151                  468                   808                1579
TREASURY MONEY
MARKET FUND
    Class A Shares                         75                  233                   406                 906
TREASURY PLUS MONEY
MARKET FUND
    Class A Shares                         76                  237                   411                 918



1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific investments in which each Fund primarily invests.

                                                           Fixed Income     Government     Repurchase      Municipal
                                                            Securities      Securities     Agreements      Securities
    ------------------------------------------------------------------------------------------------------------------
    ARMADA GOVERNMENT MONEY MARKET FUND                          X               X              X
    ------------------------------------------------------------------------------------------------------------------
    ARMADA MONEY MARKET FUND                                     X               X              X
    ------------------------------------------------------------------------------------------------------------------
    ARMADA OHIO MUNICIPAL MONEY MARKET FUND                      X                                              X
    ------------------------------------------------------------------------------------------------------------------
    ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND             X                                              X
    ------------------------------------------------------------------------------------------------------------------
    ARMADA TAX EXEMPT MONEY MARKET FUND                          X                                              X
    ------------------------------------------------------------------------------------------------------------------
    ARMADA TREASURY MONEY MARKET FUND                            X               X
    ------------------------------------------------------------------------------------------------------------------
    ARMADA TREASURY PLUS MONEY MARKET FUND                       X               X               X
    ------------------------------------------------------------------------------------------------------------------



FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Armada Government Money Market Fund, Money Market Fund, Treasury Money Market Fund and Treasury Plus Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                                         MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Government Money Market Fund                 Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in
                                             government related securities
--------------------------------------------------------------------------------
Money Market Fund                            Investors seeking current income
                                             and reduced risk through a widely
                                             diversified money market portfolio
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             Taxable investors seeking current
                                             income exempt from federal and Ohio
                                             income taxes
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund    Taxable investors seeking current
                                             income exempt from federal and
                                             Pennsylvania income taxes
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                 Taxable investors seeking current
                                             income exempt from federal income
                                             taxes
--------------------------------------------------------------------------------
Treasury Money Market Fund                   Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in U.S.
                                             Treasury securities
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund              Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in U.S.
                                             Treasury securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.

------------------------------------------------------------------------------------------------------------------------
                                                                                             ADVISORY FEES PAID AS A
                                                                                              PERCENTAGE OF AVERAGE
                                                                                            NET ASSETS FOR THE FISCAL
FUND NAME                                MANAGEMENT TEAM                                    YEAR ENDED MAY 31, 2004
------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund             Taxable Money Market Management Team                             0.25%
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                        Taxable Money Market Management Team                             0.25%
------------------------------------------------------------------------------------------------------------------------
Ohio Municipal
Money Market Fund                        Tax Exempt Money Market Management Team                          0.15%
------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt
Money Market Fund                        Tax Exempt Money Market Management Team                          0.15%
------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund             Tax Exempt Money Market Management Team                          0.15%
------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund               Taxable Money Market Management Team                             0.25%
------------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund          Taxable Money Market Management Team                             0.30%
------------------------------------------------------------------------------------------------------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES (ALL FUNDS)


         o   NO FRONT-END SALES CHARGE
         o   12B-1 FEES UP TO 0.10% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


CLASS A SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

         CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND
         ONLY)


         o EXCHANGE ONLY FROM AN ARMADA NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM
         o   NO FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
         o   12B-1 FEES UP TO 0.75% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   $100,000 MAXIMUM INVESTMENT
         o   CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR


CLASS B SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

         CLASS C SHARES (MONEY MARKET FUND ONLY)


         o EXCHANGE ONLY FROM AN ARMADA NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (OR INITIAL PURCHASE THROUGH RETIREMENT PLANS).
         o   NO FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
         o   12B-1 FEES UP TO 0.75% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   DOES NOT CONVERT TO ANY OTHER SHARE CLASS
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


CLASS C SHARES ARE INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 32. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page 40) or via an exchange from Class B Shares of another Fund of Armada.

Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of Armada. You may purchase Class C Shares of the Armada Money Market Fund as part of your initial investment only through a retirement plan or if you are participating in a Systematic Exchange Program (see page 40).

From time to time, the Adviser and its affiliate may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET WWW.ARMADAFUNDS.COM      Visit our site and click on "Open an Account   You may place your purchase order
                                  Online." Or log on to our on line Forms        on our Web Site using your
                                  Center to print or complete an application     established banking instructions
                                  on line. Mail the application to the address   for payment. To authorize this
                                  below. Unless you arrange to pay by wire or    service, please complete an Account
                                  ACH, write your check, payable in U.S.         Change Form or call 1-800-622-FUND
                                  dollars, to "Armada Funds (Fund name)."        (3863).
                                  Armada cannot accept third-party checks,
                                  starter checks, credit cards, credit card
                                  checks, cash or cash equivalents (i.e.,
                                  cashier's check, bank draft, money order or
                                  travelers' check).
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to
                                  application.                                   purchase additional shares. To
                                                                                 authorize this service, please
                                                                                 complete an Account Change Form
                                                                                 or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada
                                  with a check payable, in U.S. dollars, to      Funds (Fund Name)." Please include
                                  "Armada Funds (Fund Name)."                    your account number on your check
                                                                                 and mail it to the address at the
                                           Armada Funds                          left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                      -31-


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
                                  Armada cannot accept third-party checks,
                                  starter checks, credit cards, credit card
                                  checks, cash or cash equivalents (i.e.,
                                  cashier's check, bank draft, money order or
                                  travelers' check).


AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can
                                  Transfer Instructions" section of the          be set up to automatically
                                  application to have funds directly             purchase shares on designated
                                  transferred from a bank account.  A primary    dates during the month.  Please
                                  and secondary account may be established.      see "Planned Investment Program"
                                  Please note all electronic transfers will      on page 32.
                                  be on the primary account unless notified
                                  otherwise. Any changes in these
                                  instructions must be made in writing to
                                  Armada Funds with a signature guarantee.


PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and      With current account information
                                  if you have a checking or savings account      on your account, participation in
                                  with a bank, you may purchase Class A,         the program can be arranged via
                                  Class B or Class C Shares automatically        the Internet or by calling
                                  through regular deductions from your           1-800-622-FUND (3863).
                                  account in amounts of at least $50 per
                                  month per account.                             For existing accounts, without
                                                                                 account information, participation
                                  You may arrange for participation in this      can be arranged by completing an
                                  program when a new account is established.     Account Change Form with banking
                                                                                 information. This form must
                                                                                 include a signature guarantee
                                                                                 by a bank or other financial
                                                                                 institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior
                                  1-800-622-FUND (3863) to set up your           to sending the wire in order to
                                  account to accommodate wire transactions       obtain a confirmation number and
                                  and to receive a wire control number to be     to ensure prompt and accurate
                                  included in the body of the wire. Ask your     handling of funds.  Ask your bank
                                  bank to transmit immediately available         to transmit immediately available
                                  funds by wire in the amount of your            funds by wire as described at the
                                  purchase to:                                   left.  Please include your account
                                                                                 number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028 Account 99052755               Armada and its transfer agent are
                                  Credit Armada Funds (Account Registration)     not responsible for the
                                  (Account Number)  (Wire Control Number)        consequences of delays resulting
                                                                                 from the banking or Federal
                                                                                 Reserve Wire system, or from
                                                                                 incomplete wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                      -32-


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays
                                  resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant.
                                  note, your financial consultant or             Please note, your financial
                                  institution may charge a fee for its services. consultant or institution may charge a fee for its services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                                                     DEADLINE FOR SUBMITTING PURCHASE
                                                                                     ORDERS TO THE TRANSFER AGENT TO
                                                 TIME OF NAV CALCULATION             RECEIVE THE CURRENT DAY'S NAV
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                ONCE DAILY                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the NYSE)
------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                 TWICE DAILY                         12:30 p.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and 4:00
   Money Market Fund                             p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the NYSE)
Treasury Money Market Fund
Treasury Plus Money Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS C SHARES


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. Class C Shares of the Armada Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program (or for purchases by retirement plans). You do not pay a sales charge when you purchase Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund or Class C Shares of the Armada Money Market Fund in an exchange. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Armada Fund for the same Class of Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

  ------------------------------------------------------------------------------
                                               CLASS B SHARES
                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE                 DOLLAR AMOUNT SUBJECT TO CHARGE
   -----------------------------------------------------------------------------

  FIRST                                             5.0%
  SECOND                                            5.0%
  THIRD                                             4.0%
  FOURTH                                            3.0%
  FIFTH                                             2.0%
  SIXTH                                             NONE
  SEVENTH                                           NONE
  EIGHTH                                            NONE



When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:

o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of one Class of Shares of an Armada Fund for the same Class of Shares of another Armada Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


o exchange of Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 31 "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

SIGNATURE GUARANTEE


The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page 35 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100.

However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. Armada will give you at least 30 days written notice before modifying or terminating your check writing privilege.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Armada.


Class C Shares of the Armada Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class C Shares of another non-money market fund offered by Armada or upon initial purchase by retirement plans.

Short-term trading in other Armada Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Fund's portfolio investments. Armada has imposed limits on such exchanges to prevent excessive short-term trading by shareholders.

If you are exchanging into or out of an Armada non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trop" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12 month period. Please refer to the prospectus for the relevant fund for more information on Armada's short-term trading policies and procedures for those funds.

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.

SYSTEMATIC EXCHANGE PROGRAM
You may exchange shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet, by calling 1-800-622-FUND (3863) or by completing an account application.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B Shares or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class C Shares, and the Tax Exempt Money Market Fund has adopted a separate distribution plan with respect to Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% with respect to each Fund.

Distribution fees for Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class C Shares of the Armada Money Market Fund, as a percentage of average daily net assets, are 0.75%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund because they were not in operation during the last fiscal year.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the fiscal year ended May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31

                                                Net                                     Ratio of Net   Ratio of      Ratio of Net
            Net Asset              Dividends   Asset                         Ratio of    Investment   Expenses to  Investment Income
              Value,      Net      from Net    Value,          Net Assets  Expenses to   Income to    Average Net   to Average Net
            Beginning  Investment Investment  End of   Total  End of Year  Average Net  Average Net  Assets (Before  Assets (Before
             of Year     Income     Income     Year   Return      (000)       Assets      Assets      Fee Waivers)    Fee Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.40%     $388,023      0.67%        0.40%         0.77%           0.30%
2003           1.00      0.01+       (0.01)     1.00   0.89       593,867      0.66         0.91          0.76            0.81
2002           1.00      0.02+       (0.02)     1.00   2.17       782,102      0.64         2.06          0.74            1.96
2001           1.00      0.06        (0.06)     1.00   5.67       650,803      0.57         5.42          0.72            5.27
2000           1.00      0.05        (0.05)     1.00   5.14       521,688      0.54         4.99          0.70            4.83
MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.43%     $902,676      0.68%        0.43%         0.78%           0.33%
2003           1.00      0.01+       (0.01)     1.00   0.94     1,097,776      0.65         0.94          0.75            0.84
2002           1.00      0.02+       (0.02)     1.00   2.16     1,763,870      0.65         2.08          0.75            1.98
2001           1.00      0.06        (0.06)     1.00   5.74     2,030,360      0.58         5.58          0.73            5.43
2000           1.00      0.05        (0.05)     1.00   5.25     1,717,661      0.55         5.14          0.71            4.98
CLASS B
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.43%       $1,129      0.68%        0.43%         1.48%          (0.37)%
2003           1.00      0.01+       (0.01)     1.00   0.60         1,789      0.95         0.64          1.46            0.13
2002           1.00      0.02+       (0.02)     1.00   1.44         1,332      1.36         1.37          1.46            1.27
2001           1.00      0.05        (0.05)     1.00   4.96           970      1.33         4.83          1.43            4.73
2000           1.00      0.04        (0.04)     1.00   4.50           249      1.26         4.43          1.36            4.33
CLASS C
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.42%         $671      0.68%        0.43%         1.48%          (0.37)%
2003           1.00      0.01+       (0.01)     1.00   0.60         1,283      0.95         0.64          1.46            0.13
2002           1.00      0.02+       (0.02)     1.00   1.45           218      1.36         1.37          1.46            1.27
2001 1         1.00      0.02        (0.02)     1.00   2.43            39      1.33         4.62          1.43            4.52

*   Amount represents less than 0.01 per share.
+   Per share amounts calculated using average shares outstanding method.
(1) Money Market Fund Class C commenced operations on November 15, 2000. All ratios, excluding Total Return, for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                Net                                     Ratio of Net   Ratio of      Ratio of Net
            Net Asset              Dividends   Asset                         Ratio of    Investment   Expenses to  Investment Income
              Value,      Net      from Net    Value,          Net Assets  Expenses to   Income to    Average Net   to Average Net
            Beginning  Investment Investment  End of   Total  End of Year  Average Net  Average Net  Assets (Before  Assets (Before
             of Year     Income     Income     Year   Return      (000)       Assets      Assets      Fee Waivers)    Fee Waivers)
OHIO MUNICIPAL MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.45%      $48,535      0.59%        0.45%         0.79%           0.25%
2003           1.00      0.01+       (0.01)     1.00   0.81        52,040      0.57         0.80          0.77            0.60
2002           1.00      0.02+       (0.02)     1.00   1.55        57,544      0.53         1.50          0.73            1.30
2001           1.00      0.03        (0.03)     1.00   3.55        48,771      0.48         3.47          0.73            3.22
2000           1.00      0.03        (0.03)     1.00   3.13        29,458      0.50         3.11          0.76            2.85
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.43%     $104,046      0.59%        0.44%         0.84%           0.19%
2003           1.00      0.01+       (0.01)     1.00   0.82        88,615      0.55         0.81          0.80            0.56
2002           1.00      0.02+       (0.02)     1.00   1.54        61,754      0.56         1.47          0.81            1.22
2001           1.00      0.03        (0.03)     1.00   3.49        63,372      0.50         3.46          0.80            3.16
2000           1.00      0.03        (0.03)     1.00   3.15        57,941      0.48         3.11          0.79            2.80


+ Per share amounts calculated using average shares outstanding method.
* Amount represents less than 0.01 per share.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                Net                                     Ratio of Net   Ratio of      Ratio of Net
            Net Asset              Dividends   Asset                         Ratio of    Investment   Expenses to  Investment Income
              Value,      Net      from Net    Value,          Net Assets  Expenses to   Income to    Average Net   to Average Net
            Beginning  Investment Investment  End of   Total  End of Year  Average Net  Average Net  Assets (Before  Assets (Before
             of Year     Income     Income     Year   Return      (000)       Assets      Assets      Fee Waivers)    Fee Waivers)
TAX EXEMPT MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.43%     $222,193      0.58%        0.43%         0.78%           0.23%
2003           1.00      0.01+       (0.01)     1.00   0.79       267,874      0.56         0.78          0.76            0.58
2002           1.00      0.02+       (0.02)     1.00   1.52       289,510      0.52         1.48          0.72            1.28
2001           1.00      0.03        (0.03)     1.00   3.52       252,955      0.43         3.46          0.68            3.21
2000           1.00      0.03        (0.03)     1.00   3.14       219,568      0.47         3.09          0.73            2.83
TREASURY MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.29%      $24,611      0.68%        0.29%         0.73%           0.24%
2003           1.00      0.01+       (0.01)     1.00   0.82        14,890      0.66         0.79          0.71            0.74
2002           1.00      0.02+       (0.02)     1.00   1.98        17,270      0.65         1.87          0.70            1.82
2001           1.00      0.05        (0.05)     1.00   5.17        62,598      0.63         5.04          0.73            4.94
2000           1.00      0.04        (0.04)     1.00   4.59        79,713      0.57         4.50          0.68            4.39
TREASURY PLUS MONEY MARKET FUND
CLASS A
2004          $1.00    $(0.00)*+    $(0.00)*   $1.00   0.31%         $107      0.70%        0.32%         0.74%           0.28%
2003           1.00      0.01+       (0.01)     1.00   0.77           852      0.72         0.74          0.72            0.74
2002           1.00      0.02+       (0.02)     1.00   1.94         1,751      0.73         1.98          0.73            1.98
2001           1.00      0.05        (0.05)     1.00   5.39           135      0.67         5.23          0.72            5.18
2000           1.00      0.05        (0.05)     1.00   4.80         1,835      0.66         4.67          0.85            4.48

+ Per share amounts calculated using average shares outstanding method.
* Amount represents less than 0.01 per share.

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.

JOHN G. BREEN                                           J. WILLIAM PULLEN
Retired Chairman and CEO,                               President and Chief Executive Officer,
   The Sherwin Williams Co.                                Whayne Supply Company
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.







                                                                 [SAILBOAT LOGO]
                                                                 ARMADA(R) FUNDS
                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                               MONEY MARKET FUNDS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2004


                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Armada money market funds before investing. Armada also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE

ARMADA GOVERNMENT MONEY MARKET FUND............................................3
ARMADA MONEY MARKET FUND.......................................................6
ARMADA OHIO MUNICIPAL MONEY MARKET FUND........................................9
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND..............................12
ARMADA TAX EXEMPT MONEY MARKET FUND...........................................15
ARMADA TREASURY MONEY MARKET FUND.............................................18
ARMADA TREASURY PLUS MONEY MARKET FUND........................................20
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................25
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................27
INVESTOR PROFILES.............................................................27
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................28
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................29
DISTRIBUTION OF FUND SHARES...................................................35
DIVIDENDS AND TAXES...........................................................35
FINANCIAL HIGHLIGHTS..........................................................38

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with stability
                                  of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term debt securities issued by the U.S.
                                  government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                   Interest rate risk, credit risk, counterparty
                                  risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1994     1995     1996     1997    1998    1999    2000    2001    2002    2003
3.91%    5.63%    5.14%    5.25%   5.15%   4.82%   6.11%   3.90%   1.46%   0.74%

Best Quarter               1.58%            (12/31/00)
Worst Quarter              0.16%            (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.32%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Armada Government Money Market Fund       0.74%         3.39%         4.20%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with stability
                                  of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                   Interest rate risk, credit risk, counterparty
                                  risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1994     1995    1996     1997     1998    1999    2000    2001    2002    2003
3.98%    5.72%   5.19%    5.32%    5.25%   4.92%   6.22%   3.91%   1.47%   0.78%

Best Quarter               1.60%            (12/31/00)
Worst Quarter              0.17%            (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.32%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

  ------------------------------------------------------------------------------
  CLASS I SHARES                         1 YEAR       5 YEARS       10 YEARS
  ------------------------------------------------------------------------------
  Armada Money Market Fund               0.78%         3.44%          4.26%
  ------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from regular federal
                                  income tax and Ohio personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term Ohio municipal money market
                                  instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS                   Interest rate risk, credit risk, single state
                                  risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the

Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


  1999           2000        2001        2002        2003
  2.93%          3.83%       2.60%       1.23%       0.78%



                                      -10

Best Quarter               1.01%            (12/31/00)
Worst Quarter              0.15%            (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.36%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR         5 YEARS       SINCE INCEPTION   DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal Money Market Fund      0.78%          2.27%             2.31%             9/15/98
-------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from regular federal
                                  income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS                   Interest rate risk, credit risk, single state
                                  risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995    1996    1997     1998     1999     2000     2001    2002     2003
3.50%    3.14%   3.43%    3.14%    2.97%    3.81%    2.55%   1.24%    0.78%

Best Quarter       0.99%       (12/31/00)
Worst Quarter      0.15%       (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.34%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                 1 YEAR        5 YEARS        SINCE INCEPTION       DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Tax Exempt Money
Market Fund                                     0.78%         2.26%              2.74%                 8/8/94
----------------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES
See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current interest income exempt from
                                  federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS                   Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1994    1995    1996    1997    1998    1999    2000     2001     2002     2003
2.51%   3.57%   3.21%   3.37%   3.23%   2.95%   3.84%    2.55%    1.19%    0.75%

Best Quarter        1.01%     (12/31/00)
Worst Quarter       0.15%     (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.34%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

  --------------------------------------------------------------------------
  CLASS I SHARES                    1 YEAR        5 YEARS       10 YEARS
  --------------------------------------------------------------------------
  Armada Tax Exempt Money
  Market Fund                       0.75%          2.25%          2.71%
  --------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with stability
                                  of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK                    Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995     1996     1997    1998     1999     2000     2001     2002     2003
5.38%    4.86%    4.92%   4.70%    4.34%    5.55%    3.63%    1.34%    0.65%

Best Quarter         1.46%       (12/31/00)
Worst Quarter        0.13%       (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.26%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR        5 YEARS          SINCE INCEPTION         DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Treasury Money Market Fund          0.65%          3.08%                3.94%                   6/16/94
-----------------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income consistent with liquidity and
                                  stability of principal

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                   Interest rate risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1994     1995    1996    1997    1998    1999    2000    2001    2002    2003
3.71%    5.42%   4.88%   5.05%   4.96%   4.44%   5.84%   3.60%   1.30%   0.64%

Best Quarter        1.53%       (9/30/00)
Worst Quarter       0.11%       (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.29%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR          5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------
Armada Treasury Plus Money Market Fund        0.64%            3.14%               3.97%
--------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                        GOVERNMENT MONEY MARKET FUND          MONEY MARKET FUND
Investment Advisory Fees 1                         0.35%                            0.35%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                     0.05%                            0.05%
-------------------------------------------------------------------------------------------------------
Other Expenses                                     0.12%                            0.13%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                               0.52%                            0.53%
-------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                            OHIO MUNICIPAL MONEY        PENNSYLVANIA TAX EXEMPT MONEY
                                                MARKET FUND                      MARKET FUND
Investment Advisory Fees 1                         0.35%                            0.40%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                     0.05%                            0.05%
-------------------------------------------------------------------------------------------------------
Other Expenses                                     0.14%                            0.14%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                               0.54%                            0.59%
-------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                       TAX EXEMPT MONEY         TREASURY             TREASURY PLUS
                                         MARKET FUND       MONEY MARKET FUND          MONEY MARKET
                                                                                          FUND
Investment Advisory Fees 1                  0.35%                0.30%                   0.30%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                              0.05%                0.05%                   0.05%
-------------------------------------------------------------------------------------------------------
Other Expenses                              0.13%                0.13%                   0.14%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                        0.53%                0.48%                   0.49%
-------------------------------------------------------------------------------------------------------

1 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses
  were as follows:

                                                    ADVISORY             TOTAL
   FUND                                                FEES             EXPENSES
   Government Money Market Fund                       0.25%              0.42%
   Money Market Fund                                  0.25%              0.43%
   Ohio Municipal Money Market Fund                   0.15%              0.34%
   Pennsylvania Tax Exempt Money Market Fund          0.15%              0.34%
   Tax Exempt Money Market Fund                       0.15%              0.33%
   Treasury Money Market Fund                         0.25%              0.43%
   Treasury Plus Money Market Fund                    0.25%              0.44%

   The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                     ADVISORY            TOTAL
   FUND                                                FEES             EXPENSES
   Government Money Market Fund                       0.25%              0.42%
   Money Market Fund                                  0.25%              0.43%
   Ohio Municipal Money Market Fund                   0.15%              0.34%
   Pennsylvania Tax Exempt Money Market Fund          0.15%              0.34%
   Tax Exempt Money Market Fund                       0.15%              0.33%
   Treasury Money Market Fund                         0.25%              0.43%
   Treasury Plus Money Market Fund                    0.25%              0.44%



   These fee waivers are voluntary and may be revised or discontinued at any time.

2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
GOVERNMENT MONEY MARKET FUND                $53      $167       $291      $653
MONEY MARKET FUND                           $54      $170       $296      $665
OHIO MUNICIPAL MONEY MARKET FUND            $55      $173       $302      $677
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND   $60      $189       $329      $738
TAX EXEMPT MONEY MARKET FUND                $54      $170       $296      $665
TREASURY MONEY MARKET FUND                  $49      $154       $269      $604
TREASURY PLUS MONEY MARKET FUND             $50      $157       $274      $616

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific investments in which each Fund primarily invests.


                                Fixed Income  Government  Repurchase  Municipal
                                 Securities   Securities  Agreements  Securities
--------------------------------------------------------------------------------
ARMADA GOVERNMENT MONEY
  MARKET FUND                         X            X          X
--------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND              X            X          X
--------------------------------------------------------------------------------
ARMADA OHIO MUNICIPAL MONEY
  MARKET FUND                         X                                   X
--------------------------------------------------------------------------------
ARMADA PENNSYLVANIA TAX EXEMPT
  MONEY MARKET FUND                   X                                   X
--------------------------------------------------------------------------------
ARMADA TAX EXEMPT MONEY
  MARKET FUND                         X                                   X
--------------------------------------------------------------------------------
ARMADA TREASURY MONEY MARKET FUND     X            X
--------------------------------------------------------------------------------
ARMADA TREASURY PLUS MONEY
  MARKET FUND                         X            X          X
--------------------------------------------------------------------------------


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Armada Government Money Market Fund, Money Market Fund, Treasury Money Market Fund and Treasury Plus Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR...
--------------------------------------------------------------------------------
Government Money Market Fund        Investors seeking current income and the
                                    added stability and quality of a fund that
                                    invests in government related securities
--------------------------------------------------------------------------------
Money Market Fund                   Investors seeking current income and reduced
                                    risk through a widely diversified money
                                    market portfolio

--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund    Taxable investors seeking current income
                                    exempt from federal and Ohio income taxes
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money       Taxable investors seeking current income
Market Fund                         exempt from federal and Pennsylvania income
                                    taxes
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund        Taxable investors seeking current income
                                    exempt from federal income taxes
--------------------------------------------------------------------------------
Treasury Money Market Fund          Investors seeking current income and the
                                    added stability and quality of a fund that
                                    invests in U.S. Treasury securities
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund     Investors seeking current income and the
                                    added stability and quality of a fund that
                                    invests in U.S. Treasury securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.

----------------------------------------------------------------------------------------------------
                                                                        ADVISORY FEES PAID AS A
                                                                         PERCENTAGE OF AVERAGE
                                                                     NET ASSETS FOR THE FISCAL YEAR
FUND NAME                            MANAGEMENT TEAM                       ENDED MAY 31, 2004
----------------------------------------------------------------------------------------------------
                                     Taxable Money Market
Government Money Market Fund         Management Team                              0.25%
----------------------------------------------------------------------------------------------------
                                     Taxable Money Market
Money Market Fund                    Management Team                              0.25%
----------------------------------------------------------------------------------------------------
                                     Tax Exempt Money Market
Ohio Municipal Money Market Fund     Management Team                              0.15%
----------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money        Tax Exempt Money Market
Market Fund                          Management Team                              0.15%
----------------------------------------------------------------------------------------------------
                                     Tax Exempt Money Market
Tax Exempt Money Market Fund         Management Team                              0.15%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                        ADVISORY FEES PAID AS A
                                                                         PERCENTAGE OF AVERAGE
                                                                     NET ASSETS FOR THE FISCAL YEAR
FUND NAME                            MANAGEMENT TEAM                       ENDED MAY 31, 2004
----------------------------------------------------------------------------------------------------
                                     Taxable Money Market
Treasury Money Market Fund           Management Team                              0.25%
----------------------------------------------------------------------------------------------------
                                     Taxable Money Market
Treasury Plus Money Market Fund      Management Team                              0.30%
----------------------------------------------------------------------------------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT, AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I Shares are for financial institutions investing for their own or their customers' accounts. The Funds may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                                                              number on your check and mail it
                                   Armada Funds                               to the address at the left.
                                   P.O. Box 8421
                                   Boston, MA 02266-8421

                                For overnight delivery mail to:

                                   Boston Financial Data Services
                                   Attn: Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA 02184

                                Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds. Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left. Please include your
                                                                              account number.
                                   State Street Bank and Trust Company
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                                                              incomplete wiring instructions.
                                   Note: Your bank may charge you a fee
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers. If you invest
                                through an authorized institution, you will
                                have to follow its procedures. Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada. Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                                        DEADLINE FOR SUBMITTING
                                                                        PURCHASE ORDERS TO THE
                                                                        TRANSFER AGENT TO RECEIVE THE
                                    TIME OF NAV CALCULATION             CURRENT DAY'S NAV
-------------------------------------------------------------------------------------------------------
Money Market Fund                   ONCE DAILY                          3:30 p.m. Eastern Time
Government Money Market Fund        4:00 p.m. Eastern Time
                                    (or close of trading on the NYSE)
-------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund    TWICE DAILY                         12:30 p.m. Eastern Time
Pennsylvania Tax Exempt             1:00 p.m. Eastern Time and 4:00
   Money Market Fund                p.m. Eastern Time
Tax Exempt Money Market Fund        (or close of trading on the NYSE)
Treasury Money Market Fund
Treasury Plus Money Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 29 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of a Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.


Short-term trading in other Armada Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Fund's portfolio investments. Armada has imposed limits on such exchanges to prevent excessive short-term trading by shareholders.

If you are exchanging into or out of an Armada non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trop" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12 month period. Please refer to the prospectus for the relevant fund for more information on Armada's short-term trading policies and procedures for those funds.

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


Fund distributions (other than exempt-interest dividends discussed on the next page) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.


On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the fiscal year ended May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31,

                                                                                                                       Ratio of Net
                                                                             Ratio of   Ratio of Net    Ratio of       Investment
        Net Asset               Dividends   Net Asset                        Expenses    Investment    Expenses to      Income to
          Value,       Net      from Net     Value,             Net Assets      to       Income to     Average Net     Average Net
        Beginning  Investment  Investment    End of    Total   End of Year    Average   Average Net   Assets (Before  Assets (Before
         of Year     Income      Income       Year    Return      (000)     Net Assets     Assets      Fee Waivers)    Fee Waivers)
GOVERNMENT MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.65%   $1,554,598      0.42%        0.65%         0.52%            0.55%
2003       1.00       0.01+       (0.01)      1.00     1.15     1,966,487      0.41         1.16          0.51             1.06
2002       1.00       0.02+       (0.02)      1.00     2.43     2,195,174      0.39         2.31          0.49             2.21
2001       1.00       0.06        (0.06)      1.00     5.88     1,557,596      0.37         5.62          0.52             5.47
2000       1.00       0.05        (0.05)      1.00     5.30       947,831      0.39         5.14          0.55             4.98
MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.67%   $2,920,107      0.43%        0.68%         0.53%            0.58%
2003       1.00       0.01+       (0.01)      1.00     1.19     3,646,585      0.40         1.19          0.50             1.09
2002       1.00       0.02+       (0.02)      1.00     2.41     3,533,294      0.40         2.33          0.50             2.23
2001       1.00       0.06        (0.06)      1.00     5.96     3,342,689      0.38         5.78          0.53             5.63
2000       1.00       0.05        (0.05)      1.00     5.41     2,342,230      0.40         5.29          0.56             5.13
OHIO MUNICIPAL MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.70%     $238,433      0.34%        0.70%         0.54%            0.50%
2003       1.00       0.01+       (0.01)      1.00     1.06       262,692      0.32         1.05          0.52             0.85
2002       1.00       0.02+       (0.02)      1.00     1.77       185,180      0.31         1.72          0.51             1.52
2001       1.00       0.04        (0.04)      1.00     3.71       176,937      0.33         3.62          0.58             3.37
2000       1.00       0.03        (0.03)      1.00     3.28       129,475      0.35         3.26          0.61             3.00

+ Per share amounts calculated using the average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31,

                                                                                                                       Ratio of Net
                                                                             Ratio of   Ratio of Net    Ratio of       Investment
        Net Asset               Dividends   Net Asset                        Expenses    Investment    Expenses to      Income to
          Value,       Net      from Net     Value,             Net Assets      to       Income to     Average Net     Average Net
        Beginning  Investment  Investment    End of    Total   End of Year    Average   Average Net   Assets (Before  Assets (Before
         of Year     Income      Income       Year    Return      (000)     Net Assets     Assets      Fee Waivers)    Fee Waivers)
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.69%      $97,248      0.34%        0.69%         0.59%            0.44%
2003       1.00       0.01+       (0.01)      1.00     1.07       100,585      0.30         1.06          0.55             0.81
2002       1.00       0.02+       (0.02)      1.00     1.76       112,169      0.34         1.69          0.59             1.44
2001       1.00       0.04        (0.04)      1.00     3.65        99,711      0.35         3.61          0.65             3.31
2000       1.00       0.03        (0.03)      1.00     3.31        94,299      0.33         3.26          0.64             2.95
TAX EXEMPT MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.68%     $426,256      0.33%        0.68%         0.53%            0.48%
2003       1.00       0.01+       (0.01)      1.00     1.04       545,100      0.31         1.03          0.51             0.83
2002       1.00       0.02+       (0.02)      1.00     1.74       539,093      0.30         1.70          0.50             1.50
2001       1.00       0.04        (0.04)      1.00     3.67       565,973      0.28         3.61          0.53             3.36
2000       1.00       0.03        (0.03)      1.00     3.30       327,185      0.32         3.24          0.58             2.98
TREASURY MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.54%     $578,023      0.43%        0.54%         0.48%            0.49%
2003       1.00       0.01+       (0.01)      1.00     1.07       636,837      0.41         1.04          0.46             0.99
2002       1.00       0.02+       (0.02)      1.00     2.23       468,283      0.40         2.12          0.45             2.07
2001       1.00       0.05        (0.05)      1.00     5.39       365,605      0.43         5.24          0.53             5.14
2000       1.00       0.05        (0.05)      1.00     4.75       409,169      0.42         4.65          0.53             4.54
TREASURY PLUS MONEY MARKET FUND
Class I
2004      $1.00      $0.01+      $(0.01)     $1.00     0.56%     $212,418      0.45%        0.57%         0.49%            0.53%
2003       1.00       0.01+       (0.01)      1.00     1.02       232,768      0.47         0.99          0.47             0.99
2002       1.00       0.02+       (0.02)      1.00     2.19       186,114      0.48         2.23          0.48             2.23
2001       1.00       0.05        (0.05)      1.00     5.62       231,317      0.47         5.43          0.52             5.38
2000       1.00       0.05        (0.05)      1.00     4.90       227,447      0.56         4.77          0.60             4.73

+ Per share amounts calculated using the average shares outstanding method.

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                JOHN F. DURKOTT
CHAIRMAN                                       President and Chief Executive Officer,
Retired Co-Chairman, Ernst & Young                Kittle's Home Furnishings Center, Inc.
Director:
Commercial Metals Company                      ROBERT J. FARLING
Strategic Distribution, Inc.                   Retired Chairman, President and Chief
                                                   Executive Officer, Centerior Energy

HERBERT R. MARTENS, JR.
PRESIDENT                                      RICHARD W. FURST
Executive Vice President,                      Garvice D. Kincaid Professor of Finance and Dean
   National City Corporation                        Emeritus, Gatton College of Business and
Chairman and Chief Executive                        Economics, University of Kentucky
   Officer, NatCity Investments, Inc.

                                               GERALD L. GHERLEIN
JOHN G. BREEN                                  Retired Executive Vice President and
Retired Chairman and CEO,                         General Counsel, Eaton Corporation
   The Sherwin Williams Co.
Director:                                      KATHLEEN A. OBERT
The Sherwin Williams Co.                       Chairman and Chief Executive Officer,
Parker Hannifin Corp.                             Edward Howard & Co.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works                              J. WILLIAM PULLEN
                                               President and Chief Executive Officer,
                                                   Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [SAILBOAT LOGO]
                                                                       ARMADA(R)
                                                                           FUNDS
                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416.

                                UA SERIES FUNDS
                                   PROSPECTUS
                                 CLASS 1 SHARES


                                 OCTOBER 1, 2004




                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP VALUE FUND
                              UA MID CAP VALUE FUND
                               UA REAL ESTATE FUND
                            UA SMALL CAP GROWTH FUND

                               FIXED INCOME FUNDS
                           UA GOVERNMENT MORTGAGE FUND
                             UA HIGH YIELD BOND FUND
                            UA ULTRA SHORT BOND FUND


                                MONEY MARKET FUND
                              UA MONEY MARKET FUND




                                  [UNION LOGO]







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


This prospectus gives you important information that you should know about the Class 1 Shares of the UA Series of Armada Funds (the Trust) before investing. The UA Series consists of 10 separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class 1 Shares of the Funds before investing. To obtain more information on the Funds, contact your plan administrator. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


UA EMERGING MARKETS FUND.................................................2

UA INTERNATIONAL EQUITY FUND.............................................5

UA LARGE CAP VALUE FUND..................................................8

UA MID CAP VALUE FUND...................................................10

UA REAL ESTATE FUND.....................................................12

UA SMALL CAP GROWTH FUND................................................15

UA GOVERNMENT MORTGAGE FUND.............................................19

UA HIGH YIELD BOND FUND.................................................22

UA ULTRA SHORT BOND FUND................................................25

UA MONEY MARKET FUND....................................................30

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES..................33

MORE INFORMATION ABOUT FUND INVESTMENTS.................................37

INVESTMENT ADVISER AND INVESTMENT TEAMS.................................42

PURCHASING, SELLING AND EXCHANGING FUND SHARES..........................43

DIVIDENDS AND TAXES.....................................................48

FINANCIAL HIGHLIGHTS....................................................51

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices, however, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.


An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

UA EMERGING MARKETS FUND

FUND SUMMARY

INVESTMENT GOAL                                  Long term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 companies located in
                                                 emerging market countries


PRINCIPAL RISKS                                  Market risk, foreign
                                                 risk, emerging markets risk,
                                                 country risk, credit risk,
                                                 active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Emerging Markets Fund's investment objective is long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of companies located in emerging market countries. The Fund may also invest up to 20% of its total assets in debt securities of issuers located in emerging market countries. The Fund may invest in all types of debt securities, including those rated below investment grade. However, the Fund will only invest in debt securities that are rated C or better at the time of purchase by Standard & Poor's Ratings Group or the equivalent by another ratings agency, or unrated securities determined by the Adviser to be of equivalent quality. The Adviser considers emerging market countries to be those that are represented in the Morgan Stanley Capital International Emerging Markets Index. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of issuers located in emerging market countries and other investments that are tied economically to emerging market countries. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness. More than 25% of the Fund's assets may be invested in securities of issuers located in the same country.


Within a particular country, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuations are considered for purchase. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the foreign securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

EMERGING MARKETS RISK. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                               Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                 Investing in common stocks of
                                              issuers located in at least
                                              three foreign countries


PRINCIPAL RISKS                               Market risk, foreign risk,
                                              multi-national companies risk,
                                              country risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA MID CAP VALUE FUND

FUND SUMMARY


INVESTMENT GOAL                                  Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap and
                                                 mid cap companies

PRINCIPAL RISK                                   Market risk


PRINCIPAL INVESTMENT STRATEGIES


The UA Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA REAL ESTATE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income and capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in equity securities,
                                                 primarily common stocks,
                                                 of companies engaged in the
                                                 real estate industry


PRINCIPAL RISKS                                  Market risk, real estate
                                                 industry risk, REITs risk,
                                                 active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Real Estate Fund's investment objective is current income and capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of U.S. companies engaged in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of companies principally engaged in the real estate business. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. In addition to REITs, the Fund may invest in companies such as real estate brokerage firms, home builders or real estate developers, companies with substantial real estate holdings, and other companies with significant involvement in the real estate industry or related businesses.

REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental, lease and property management payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers, or purchase residential or commercial mortgage loans and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.


The Adviser takes a long-term approach to managing the Fund. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of REITs and other real estate industry companies may underperform other segments of the equity markets or the equity markets as a whole.

REAL ESTATE INDUSTRY RISK. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

REITS RISK. REITs are also subject to the risks associated with direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the slope of the yield curve, changes in interest rates or availability of financing. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of small cap
                                                 companies


PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                          UA EMERGING MARKETS FUND  UA INTERNATIONAL EQUITY FUND
Investment Advisory Fees              1.15%                      1.15%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                        0.10%                      0.10%
--------------------------------------------------------------------------------
Other Expenses 2                      0.74%                      0.49%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                    1.99%                      1.74%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                            UA LARGE CAP VALUE FUND     UA MID CAP VALUE FUND
Investment Advisory Fees              0.75%                      1.00%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                        0.10%                      0.10%
--------------------------------------------------------------------------------
Other Expenses 2                      0.26%                      0.26%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                    1.11%                      1.36%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                            UA REAL ESTATE FUND        UA SMALL CAP GROWTH FUND
Investment Advisory Fees              0.75%                      1.00%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                        0.10%                      0.10%
--------------------------------------------------------------------------------
Other Expenses 2                      0.26%                      0.26%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                    1.11%                      1.36%
--------------------------------------------------------------------------------

1 Each Fund may pay up to 0.10% in Distribution (12b-1) Fees. However, actual
  Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund during the current fiscal year. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

           UA EMERGING MARKETS FUND                         1.91%
           UA INTERNATIONAL EQUITY FUND                     1.66%
           UA LARGE CAP VALUE FUND                          1.03%
           UA MID CAP VALUE FUND                            1.28%
           UA REAL ESTATE FUND                              1.03%
           UA SMALL CAP GROWTH FUND                         1.28%

  This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

2 Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
UA EMERGING MARKETS FUND                        $ ___              $ ___
UA INTERNATIONAL EQUITY FUND                    $ ___              $ ___
UA LARGE CAP VALUE FUND                         $ ___              $ ___
UA MID CAP VALUE FUND                           $ ___              $ ___
UA REAL ESTATE FUND                             $ ___              $ ___
UA SMALL CAP GROWTH FUND                        $ ___              $ ___

UA GOVERNMENT MORTGAGE FUND


FUND SUMMARY


INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-related
                                                 securities issued or
                                                 guaranteed by the U.S.
                                                 government

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk, active
                                                 trading risk


PRINCIPAL INVESTMENT STRATEGIES


The UA Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.



PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA HIGH YIELD BOND FUND


FUND SUMMARY


INVESTMENT GOAL                                  High level of current income
                                                 along with capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in high yield, high
                                                 risk debt securities

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk


PRINCIPAL INVESTMENT STRATEGIES


The UA High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK.
A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA ULTRA SHORT BOND FUND


FUND SUMMARY


INVESTMENT GOAL                                  High current income while
                                                 preserving capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in high-quality fixed
                                                 income securities with an
                                                 average maturity of 9 to
                                                 15 months

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk


PRINCIPAL INVESTMENT STRATEGIES


The UA Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                           UA GOVERNMENT MORTGAGE FUND  UA HIGH YIELD BOND FUND
Investment Advisory Fees               0.55%                        0.60%
-------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                         0.10%                        0.10%
-------------------------------------------------------------------------------
Other Expenses 2                       0.26%                        0.26%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                     0.91%                        0.96%
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                          UA ULTRA SHORT BOND FUND
Investment Advisory Fees            0.40%
-------------------------------------------------------
Distribution
(12b-1) Fees 1                      0.10%
-------------------------------------------------------
Other Expenses 2                    0.26%
-------------------------------------------------------
Total Annual Fund
Operating Expenses                  0.76%
-------------------------------------------------------

1 Each Fund may pay up to 0.10% in Distribution (12b-1) Fees. However, actual
  Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund during the current fiscal year. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

          UA Government Mortgage Fund                  0.83%
          UA High Yield Bond Fund                      0.96%
          UA Ultra Short Bond Fund                     0.76%

This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.



2 Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
UA GOVERNMENT MORTGAGE FUND                     $ ___              $ ___
UA HIGH YIELD BOND FUND                         $ ___              $ ___
UA ULTRA SHORT BOND FUND                        $ ___              $ ___

UA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00
                                                 per share


PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING


INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                  UA MONEY MARKET FUND
Investment Advisory Fees 1               0.35%
----------------------------------------------------------
Distribution
(12b-1) Fees 2                           0.10%
----------------------------------------------------------
Other Expenses 3                         0.26%
----------------------------------------------------------
Total Annual Fund
Operating Expenses 1                     0.71%
----------------------------------------------------------


 1 The Adviser expects to waive a portion of its advisory fees for the Fund.
   After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.53%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.


 2 The Fund may pay up to 0.10% in Distribution (12b-1) Fees. However, actual
   Distribution (12b-1) Fees are expected to be limited to no more than 0.02% during the current fiscal year. After this fee limitation the Fund's Total Annual Fund Operating Expenses are expected to be 0.63%. This fee limitation is voluntary and may be revised or discontinued at any time.


 3 Other Expenses for the Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
UA MONEY MARKET FUND                            $ __               $ ___

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.

--------------------------------------------------------------------------------------------------------------------------------
                                       Fixed                             High Yield
                           Equity      Income    Government  Repurchase  Lower Rated  Asset-Backed   Mortgage-Backed  Foreign
                         Securities  Securities  Securities  Agreements   Securities   Securities      Securities    Securities
--------------------------------------------------------------------------------------------------------------------------------
    UA EMERGING MARKETS
    FUND                      X          X            X                        X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------
    UA INTERNATIONAL
    EQUITY FUND               X                                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
    UA LARGE CAP
    VALUE FUND                X
--------------------------------------------------------------------------------------------------------------------------------
    UA REAL ESTATE
    FUND                      X
--------------------------------------------------------------------------------------------------------------------------------
    UA SMALL CAP GROWTH
    FUND                      X
--------------------------------------------------------------------------------------------------------------------------------
    UA MID CAP
    VALUE FUND                X
--------------------------------------------------------------------------------------------------------------------------------
    UA GOVERNMENT
    MORTGAGE FUND                        X            X                                     X              X
--------------------------------------------------------------------------------------------------------------------------------
    UA HIGH YIELD BOND
    FUND                                 X                                     X            X              X
--------------------------------------------------------------------------------------------------------------------------------
    UA ULTRA SHORT
    BOND FUND                            X            X                                     X              X
--------------------------------------------------------------------------------------------------------------------------------
    UA MONEY MARKET FUND                 X            X           X
--------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies each of the UA Government Mortgage Fund, UA Ultra Short Bond Fund and UA Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks , including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.


o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income on appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of defaulted payments or otherwise protecting a Fund's interest.


ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies (except the UA Money Market Fund), and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

The UA Emerging Markets Fund and the UA International Equity Fund invest in foreign securities as part of their principal investment strategies. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies. The UA High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Such investments are not used as part of the UA High Yield Bond Fund's principal investment strategies. Securities of Canadian issuers are not subject to this 25% limitation with respect to the UA High Yield Bond Fund.

While not considered a principal investment strategy, the UA High Yield Bond Fund may from time to time purchase securities that are in default.

The Trust has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

PERFORMANCE INFORMATION OF COMPARABLE FUNDS

UA INTERNATIONAL EQUITY FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada International Equity Fund. The UA International Equity Fund and the Armada International Equity Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA International Equity Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada International Equity Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada International Equity Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada International Equity Fund does not necessarily indicate how the UA International Equity Fund will perform in the future.


THIS TABLE COMPARES THE ARMADA INTERNATIONAL EQUITY FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX.

-------------------------------------------------------------------------------------------
                                               1 YEAR       5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------
Armada International Equity Fund               33.21%        0.11%           1.80% 1
     (Class I Shares)
MSCI EAFE Index 3
(reflects no deduction for fees, expenses
or taxes)                                      38.59%       -0.09%           1.17% 2
-------------------------------------------------------------------------------------------

1 Since August 1, 1997.
2 Since July 31, 1997.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

 UA LARGE CAP VALUE FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Large Cap Value Fund. The UA Large Cap Value Fund and the Armada Large Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Large Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Large Cap Value Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Large Cap Value Fund does not necessarily indicate how the UA Large Cap Value Fund will perform in the future.


THIS TABLE COMPARES THE ARMADA LARGE CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

-------------------------------------------------------------------------------
                                    1 YEAR      5 YEARS      SINCE INCEPTION
-------------------------------------------------------------------------------
Armada Large Cap Value Fund         27.18%       2.99%           10.16% 1
    (Class I Shares)
Russell 1000 Value Index 3          30.03%       3.56%           12.89% 2
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------


1 Since July 1, 1994.
2 Since June 30, 1994.
3 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

UA MID CAP VALUE FUND


This Fund is new and has no performance history. The performance shown below is that of the Armada Mid Cap Value Fund. The UA Mid Cap Value Fund and the Armada Mid Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Mid Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Mid Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Mid Cap Value Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Mid Cap Value Fund does not necessarily indicate how the UA Mid Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA MID CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX.

------------------------------------------------------------------------
                                        1 YEAR      SINCE INCEPTION
------------------------------------------------------------------------
Armada Mid Cap Value Fund               34.79%          15.12% 1
    (Class I Shares)
Russell Midcap Value Index 3            38.07%          13.73% 2
(reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------------

1 Since July 1, 2002.
2 Since June 30, 2002.
3 The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.


UA SMALL CAP GROWTH FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Small Cap Growth Fund. The UA Small Cap Growth Fund and the Armada Small Cap Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Small Cap Growth Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Small Cap Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Small Cap Growth Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Small Cap Growth Fund does not necessarily indicate how the UA Small Cap Growth Fund will perform in the future.


THIS TABLE COMPARES THE ARMADA SMALL CAP GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.

--------------------------------------------------------------------------------
                                      1 YEAR       5 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund          45.43%        -1.26%            1.24% 1
    (Class I Shares)
Russell 2000 Growth Index 3           48.54%         0.86%            1.19% 2
(reflects no deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------


1 Since August 1, 1997.
2 Since July 31, 1997.
3 The Russell 2000 Growth Index is comprised of securities in the Russell 2000
  Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

UA GOVERNMENT MORTGAGE FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Government Mortgage Fund. The UA Government Mortgage Fund and the Armada Government Mortgage Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Government Mortgage Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Government Mortgage Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Government Mortgage Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Government Mortgage Fund does not necessarily indicate how the UA Government Mortgage Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA GOVERNMENT MORTGAGE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX.

--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Government Mortgage Fund
    (Class I Shares)                           2.13%        5.83%        6.17%
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or
taxes)                                         3.07%        6.55%        6.89%
--------------------------------------------------------------------------------


1 The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

UA ULTRA SHORT BOND FUND


This Fund is new and has no performance history. The performance shown below is that of the Armada Ultra Short Bond Fund. The UA Ultra Short Bond Fund and the Armada Ultra Short Bond Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Ultra Short Bond Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Ultra Short Bond Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Ultra Short Bond Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Ultra Short Bond Fund does not necessarily indicate how the UA Ultra Short Bond Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA ULTRA SHORT BOND FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX.

--------------------------------------------------------------------------------
                                                    1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Ultra Short Bond Fund
    (Class I Shares)                                1.76%           2.12% 1
Merrill Lynch 1-3 year U.S. Corporate/Government
Index 3
(reflects no deduction for fees, expenses or
taxes)                                              2.74%           6.25% 2
--------------------------------------------------------------------------------
1 Since December 2, 2002
2 Since November 30, 2002
3 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


UA MONEY MARKET FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Money Market Fund. The UA Money Market Fund and the Armada Money Market Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Money Market Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Money Market Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Money Market Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Money Market Fund does not necessarily indicate how the UA Money Market Fund will perform in the future.


THIS TABLE SHOWS THE ARMADA MONEY MARKET FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

-----------------------------------------------------------
                               1 YEAR   5 YEARS  10 YEARS
-----------------------------------------------------------
Armada Money Market Fund        0.78%    3.44%    4.26%
    (Class I Shares)
-----------------------------------------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser is entitled to receive for each Fund, as a percentage of average net assets.

------------------------------------------------------------------------------------------------------
FUND NAME                           MANAGEMENT TEAM                                   ADVISORY FEE
------------------------------------------------------------------------------------------------------
UA Emerging Markets Fund            International Equity Investment Management Team       1.15%
------------------------------------------------------------------------------------------------------
UA International Equity Fund        International Equity Investment Management Team       1.15%
------------------------------------------------------------------------------------------------------
UA Large Cap Value Fund             Value Equity Investment Management Team               0.75%
------------------------------------------------------------------------------------------------------
UA Mid Cap Value Fund               Value Equity Investment Management Team               1.00%
------------------------------------------------------------------------------------------------------
                                    Value Equity Investment Management and Real
UA Real Estate Fund                 Estate Investment Management Teams                    0.75%
------------------------------------------------------------------------------------------------------
UA Small Cap Growth Fund            Growth Equity Investment Management Team              1.00%
------------------------------------------------------------------------------------------------------
UA Government Mortgage Fund         Taxable Fixed Income Management Team                  0.55%
------------------------------------------------------------------------------------------------------
UA High Yield Bond Fund             Taxable Fixed Income Management Team                  0.60%
------------------------------------------------------------------------------------------------------
UA Ultra Short Bond Fund            Taxable Fixed Income Management Team                  0.40%
------------------------------------------------------------------------------------------------------
UA Money Market Fund                Taxable Money Market Management Team                  0.35%
------------------------------------------------------------------------------------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES


CLASS 1 SHARES HAVE NO SALES CHARGE, 12B-1 FEES UP TO 0.10% OF NET ASSETS, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE THROUGH SELECT PLANS OF THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES OF THE PLUMBING, PIPE FITTING, SPRINKLER FITTING INDUSTRY OF THE UNITED STATES AND CANADA.

If you are a shareholder who obtained Class 1 shares through a defined benefit plan, you should contact the plan administrator for information about how to purchase, sell or exchange shares. The Funds may accept or reject any purchase order.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


With respect to the UA Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available Funds before 3:30 p.m. Eastern time that day.

The Adviser will monitor each Fund's asset size and, subject to approval by the Trust's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


The Trust has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of the Trust's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o Limit the amount of any exchange

The Trust reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

The UA Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class 1 Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Good order means that your request includes complete information.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

INFORMATION ABOUT EXCHANGING YOUR SHARES

You may exchange your Class 1 Shares of a UA Series Fund for Class 1 Shares of any other UA Series Fund on any Business Day.

Contact your plan administrator with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Trust. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class 1 Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees for Class 1 Shares, after fee waivers, as a percentage of average daily net assets, are expected to be limited to no more than 0.02% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class 1 Shares.

DIVIDENDS AND TAXES


The following Funds distribute income at least annually:
         UA Emerging Markets Fund
         UA International Equity Fund
         UA Mid Cap Value Fund
         UA Real Estate Fund
         UA Small Cap Growth Fund

The following Funds distribute income quarterly:
         UA Large Cap Value Fund

The following Funds distribute income monthly:
         UA Government Mortgage Fund
         UA High Yield Bond Fund
         UA Ultra Short Bond Fund
         UA Money Market Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice.

FEDERAL TAXES


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. However, if a Fund's distributions exceed its net income and gain - as may be the case for the UA Real Estate Fund because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in a tax-qualified retirement plan will not be currently taxable.

It is expected that the UA Emerging Markets Fund and the UA International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. These Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES
ROBERT D. NEARY                                         ROBERT J. FARLING
CHAIRMAN                                                Retired Chairman, President and Chief
Retired Co-Chairman, Ernst & Young                          Executive Officer, Centerior Energy
Director:
Commercial Metals Company
Strategic Distribution, Inc.
                                                        RICHARD W. FURST
HERBERT R. MARTENS, JR.                                 Garvice D. Kincaid Professor of Finance and Dean
PRESIDENT                                                   Emeritus, Gatton College of Business and
Executive Vice President,                                   Economics, University of Kentucky
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.
                                                        GERALD L. GHERLEIN
JOHN G. BREEN                                           Retired Executive Vice President and
Retired Chairman and CEO,                                  General Counsel, Eaton Corporation
    The Sherwin Williams Co.
Director:                                               KATHLEEN A. OBERT
The Sherwin Williams Co.                                Chairman and Chief Executive Officer,
Parker Hannifin Corp.                                      Edward Howard & Co.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Executive Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the UA Series Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Telephone:
Call 1-866-348-6466 or
Contact your plan administrator

By Mail:
P.O. Box 8532
Boston, MA 02266-8532

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the UA Series Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102




Armada Funds' Investment Company Act registration number is 811-4416

                                 UA SERIES FUNDS
                                   PROSPECTUS
                                 CLASS 2 SHARES


                                 OCTOBER 1, 2004




                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP VALUE FUND
                              UA MID CAP VALUE FUND
                               UA REAL ESTATE FUND
                            UA SMALL CAP GROWTH FUND

                               FIXED INCOME FUNDS
                           UA GOVERNMENT MORTGAGE FUND
                             UA HIGH YIELD BOND FUND
                            UA ULTRA SHORT BOND FUND


                                MONEY MARKET FUND
                              UA MONEY MARKET FUND





                                  [UNION LOGO]







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


This prospectus gives you important information that you should know about the Class 2 Shares of the UA Series of Armada Funds (the Trust) before investing. The UA Series consists of 10 separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class 2 Shares of the Funds before investing. To obtain more information on the Funds, call 1-866-34 UNION (348-6466). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

UA EMERGING MARKETS FUND............................................2


UA INTERNATIONAL EQUITY FUND........................................5


UA LARGE CAP VALUE FUND.............................................8


UA MID CAP VALUE FUND..............................................10

UA REAL ESTATE FUND................................................12

UA SMALL CAP GROWTH FUND...........................................15

UA GOVERNMENT MORTGAGE FUND........................................19

UA HIGH YIELD BOND FUND............................................22


UA ULTRA SHORT BOND FUND...........................................25


UA MONEY MARKET FUND...............................................30

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.............33

MORE INFORMATION ABOUT FUND INVESTMENTS............................38

INVESTOR PROFILES..................................................39

INVESTMENT ADVISER AND INVESTMENT TEAMS............................45

PURCHASING, SELLING AND EXCHANGING FUND SHARES.....................45


DIVIDENDS AND TAXES................................................54


FINANCIAL HIGHLIGHTS...............................................57

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices, however, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.


An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

UA EMERGING MARKETS FUND

FUND SUMMARY

INVESTMENT GOAL                                  Long term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 companies located in
                                                 emerging market countries


PRINCIPAL RISKS                                  Market risk, foreign
                                                 risk, emerging markets risk,
                                                 country risk, credit risk,
                                                 active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Emerging Markets Fund's investment objective is long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of companies located in emerging market countries. The Fund may also invest up to 20% of its total assets in debt securities of issuers located in emerging market countries. The Fund may invest in all types of debt securities, including those rated below investment grade. However, the Fund will only invest in debt securities that are rated C or better at the time of purchase by Standard & Poor's Ratings Group or the equivalent by another ratings agency, or unrated securities determined by the Adviser to be of equivalent quality. The Adviser considers emerging market countries to be those that are represented in the Morgan Stanley Capital International Emerging Markets Index. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of issuers located in emerging market countries and other investments that are tied economically to emerging market countries. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness. More than 25% of the Fund's assets may be invested in securities of issuers located in the same country.


Within a particular country, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuations are considered for purchase. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the foreign securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

EMERGING MARKETS RISK. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                Investing in common stocks of
                                             issuers located in at least
                                             three foreign countries


PRINCIPAL RISKS                              Market risk, foreign risk,
                                             multi-national companies risk,
                                             country risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA MID CAP VALUE FUND

FUND SUMMARY


INVESTMENT GOAL                                  Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap and
                                                 mid cap companies

PRINCIPAL RISK                                   Market risk


PRINCIPAL INVESTMENT STRATEGIES


The UA Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA REAL ESTATE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income and capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in equity securities,
                                                 primarily common stocks,
                                                 of companies engaged in the
                                                 real estate industry

PRINCIPAL RISKS                                  Market risk, real estate
                                                 industry risk, REITs risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Real Estate Fund's investment objective is current income and capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of U.S. companies engaged in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of companies principally engaged in the real estate business. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. In addition to REITs, the Fund may invest in companies such as real estate brokerage firms, home builders or real estate developers, companies with substantial real estate holdings, and other companies with significant involvement in the real estate industry or related businesses.

REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental, lease and property management payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers, or purchase residential or commercial mortgage loans and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.


The Adviser takes a long-term approach to managing the Fund. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of REITs and other real estate industry companies may underperform other segments of the equity markets or the equity markets as a whole.

REAL ESTATE INDUSTRY RISK. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

REITS RISK. REITs are also subject to the risks associated with direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the slope of the yield curve, changes in interest rates or availability of financing. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of small cap
                                                 companies


PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  UA EMERGING MARKETS FUND   UA INTERNATIONAL EQUITY FUND
Investment Advisory Fees                      1.15%                     1.15%
-------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                  0.10%                     0.10%
-------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 1               0.25%                     0.25%
-------------------------------------------------------------------------------------------
   Other 2                                    0.73%                     0.48%
-------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                          2.23%                     1.98%
-------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                    UA LARGE CAP VALUE FUND    UA MID CAP VALUE FUND
Investment Advisory Fees                      0.75%                    1.00%
--------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                  0.10%                    0.10%
--------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 1               0.25%                    0.25%
--------------------------------------------------------------------------------------------
   Other 2                                    0.24%                    0.24%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                          1.34%                    1.59%
--------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  UA REAL ESTATE FUND      UA SMALL CAP GROWTH FUND
Investment Advisory Fees                    0.75%                      1.00%
------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.10%                      0.10%
------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 1             0.25%                      0.25%
------------------------------------------------------------------------------------------
   Other 2                                  0.24%                      0.24%
------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                        1.34%                      1.59%
------------------------------------------------------------------------------------------

1 Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
2 Other Expenses for the Funds are based on estimated amounts for the current fiscal year.
3 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

           UA EMERGING MARKETS FUND                         2.15%
           UA INTERNATIONAL EQUITY FUND                     1.90%
           UA LARGE CAP VALUE FUND                          1.26%
           UA MID CAP VALUE FUND                            1.51%
           UA REAL ESTATE FUND                              1.26%
           UA SMALL CAP GROWTH FUND                         1.51%


  This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
UA EMERGING MARKETS FUND                        $ 226              $ 697
UA INTERNATIONAL EQUITY FUND                    $ 201              $ 621
UA LARGE CAP VALUE FUND                         $ 136              $ 425
UA MID CAP VALUE FUND                           $ 162              $ 502
UA REAL ESTATE FUND                             $ 136              $ 425
UA SMALL CAP GROWTH FUND                        $ 162              $ 502

UA GOVERNMENT MORTGAGE FUND


FUND SUMMARY


INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-related
                                                 securities issued or
                                                 guaranteed by the U.S.
                                                 government

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk, active
                                                 trading risk


PRINCIPAL INVESTMENT STRATEGIES


The UA Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA HIGH YIELD BOND FUND


FUND SUMMARY

INVESTMENT GOAL                                  High level of current income
                                                 along with capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in high yield, high
                                                 risk debt securities


PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The UA High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA ULTRA SHORT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income while
                                                 preserving capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in high-quality fixed
                                                 income securities with an
                                                 average maturity of 9 to 15
                                                 months

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  UA GOVERNMENT MORTGAGE FUND    UA HIGH YIELD BOND FUND
Investment Advisory Fees                     0.55%                          0.60%
-----------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                 0.10%                          0.10%
-----------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------
   Shareholder Servicing Fees 1              0.25%                          0.25%
-----------------------------------------------------------------------------------------
   Other 2                                   0.24%                          0.24%
-----------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                         1.14%                          1.19%
-----------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                  UA ULTRA SHORT BOND FUND
Investment Advisory Fees                   0.40%
---------------------------------------------------------------
Distribution
(12b-1) Fees                               0.10%
---------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------
   Shareholder Servicing Fees 1            0.25%
---------------------------------------------------------------
   Other 2                                 0.24%
---------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                       0.99%
---------------------------------------------------------------


1 Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
2 Other Expenses for the Funds are based on estimated amounts for the current fiscal year.
3 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:


          UA Government Mortgage Fund                          1.06%
          UA High Yield Bond Fund                              1.11%
          UA Ultra Short Bond Fund                             0.91%


This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
UA GOVERNMENT MORTGAGE FUND                     $ 116              $ 362
UA HIGH YIELD BOND FUND                         $ 121              $ 378
UA ULTRA SHORT BOND FUND                        $ 101              $ 315

UA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share


PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES

The UA Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING


INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES


See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       UA MONEY MARKET FUND
Investment Advisory Fees                      0.35%
---------------------------------------------------------------
Distribution
(12b-1) Fees                                  0.10%
---------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------
   Shareholder Servicing Fees 1               0.25%
---------------------------------------------------------------
   Other 2                                    0.24%
---------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                          0.94%
---------------------------------------------------------------

1 Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
2 Other Expenses for the Funds are based on estimated amounts for the current fiscal year.
3 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02%. In addition, the Adviser expects to waive a portion of its advisory fees for the Fund. After this fee limitation and waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.76%, respectively. This fee limitation and waiver are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA MONEY MARKET FUND                            $ 96               $ 300

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.

--------------------------------------------------------------------------------------------------------------------------------
                                       Fixed                             High Yield,
                           Equity      Income    Government  Repurchase  Lower Rated  Asset-Backed  Mortgage-Backed   Foreign
                         Securities  Securities  Securities  Agreements   Securities   Securities      Securities    Securities
--------------------------------------------------------------------------------------------------------------------------------
    UA EMERGING MARKETS
    FUND                      X          X            X                        X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------
    UA INTERNATIONAL
    EQUITY FUND               X                                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
    UA LARGE CAP
    VALUE FUND                X
--------------------------------------------------------------------------------------------------------------------------------
    UA REAL ESTATE
    FUND                      X
--------------------------------------------------------------------------------------------------------------------------------
    UA SMALL CAP GROWTH
    FUND                      X
--------------------------------------------------------------------------------------------------------------------------------
    UA MID CAP
    VALUE FUND                X
--------------------------------------------------------------------------------------------------------------------------------
    UA GOVERNMENT
    MORTGAGE FUND                        X            X                                     X              X
--------------------------------------------------------------------------------------------------------------------------------
    UA HIGH YIELD BOND
    FUND                                 X                                     X            X              X
--------------------------------------------------------------------------------------------------------------------------------
    UA ULTRA SHORT
    BOND FUND                            X            X                                     X              X
--------------------------------------------------------------------------------------------------------------------------------
    UA MONEY MARKET FUND                 X            X           X
--------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies each of the UA Government Mortgage Fund, UA Ultra Short Bond Fund and UA Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income on appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of defaulted payments or otherwise protecting a Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies (except the UA Money Market Fund), and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

The UA Emerging Markets Fund and the UA International Equity Fund invest in foreign securities as part of their principal investment strategies. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies. The UA High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Such investments are not used as part of the UA High Yield Bond Fund's principal investment strategies. Securities of Canadian issuers are not subject to this 25% limitation with respect to the UA High Yield Bond Fund.

While not considered a principal investment strategy, the UA High Yield Bond Fund may from time to time purchase securities that are in default.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

                                  EQUITY FUNDS
FUND                                MAY BE APPROPRIATE FOR . . .

UA Emerging Markets Fund            Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies in emerging markets

UA International Equity Fund        Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies


UA Large Cap Value Fund             Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies

UA Mid Cap Value Fund               Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of mid cap companies


UA Real Estate Fund                 Investors seeking current income and capital
                                    appreciation who are willing to accept the risks of investing in a fund that invests primarily in companies principally engaged in the real estate industry, including REITs

UA Small Cap Growth Fund            Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of small cap companies


UA Government Mortgage Fund         Investors seeking current income who are
                                    interested in the lower credit risk
                                    associated with a fund that invests
                                    primarily in U.S. government fixed income securities


UA High Yield Bond                  Fund Investors seeking high current income
                                    and capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in junk bonds

UA Ultra Short Bond Fund            Investors seeking high current income but
                                    who desire the relative safety of investing in a fund that invests primarily in short term investment quality debt securities

UA Money Market Fund                Investors seeking current income and reduced
                                    risk through a widely diversified money
                                    market portfolio

PERFORMANCE INFORMATION OF COMPARABLE FUNDS

UA INTERNATIONAL EQUITY FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada International Equity Fund. The UA International Equity Fund and the Armada International Equity Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA International Equity Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada International Equity Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada International Equity Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada International Equity Fund does not necessarily indicate how the UA International Equity Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA INTERNATIONAL EQUITY FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX.

--------------------------------------------------------------------------------
                                      1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund
     (Class I Shares)                 33.21%         0.11%           1.80% 1
MSCI EAFE Index 3
(reflects no deduction for
fees, expenses or taxes)              38.59%        -0.09%           1.17% 2
--------------------------------------------------------------------------------

1 Since August 1, 1997.
2 Since July 31, 1997.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.



UA LARGE CAP VALUE FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Large Cap Value Fund. The UA Large Cap Value Fund and the Armada Large Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Large Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Large Cap Value Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Large Cap Value Fund does not necessarily indicate how the UA Large Cap Value Fund will perform in the future.


THIS TABLE COMPARES THE ARMADA LARGE CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

-----------------------------------------------------------------------------
                                     1 YEAR     5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------
Armada Large Cap Value Fund
    (Class I Shares)                 27.18%      2.99%         10.16% 1
Russell 1000 Value Index 3
(reflects no deduction for fees,
expenses or taxes)                   30.03%      3.56%         12.89% 2
-----------------------------------------------------------------------------


1 Since July 1, 1994.
2 Since June 30, 1994.
3 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

UA MID CAP VALUE FUND


This Fund is new and has no performance history. The performance shown below is that of the Armada Mid Cap Value Fund. The UA Mid Cap Value Fund and the Armada Mid Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Mid Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Mid Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Mid Cap Value Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Mid Cap Value Fund does not necessarily indicate how the UA Mid Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA MID CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX.

-------------------------------------------------------------------
                                     1 YEAR    SINCE INCEPTION
-------------------------------------------------------------------
Armada Mid Cap Value Fund            34.79%        15.12% 1
    (Class I Shares)
Russell Midcap Value Index 3         38.07%        13.73% 2
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------

1 Since July 1, 2002.
2 Since June 30, 2002.
3 The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.


UA SMALL CAP GROWTH FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Small Cap Growth Fund. The UA Small Cap Growth Fund and the Armada Small Cap Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Small Cap Growth Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Small Cap Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Small Cap Growth Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Small Cap Growth Fund does not necessarily indicate how the UA Small Cap Growth Fund will perform in the future.


THIS TABLE COMPARES THE ARMADA SMALL CAP GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.


--------------------------------------------------------------------------------
                                      1 YEAR       5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund          45.43%       -1.26%         1.24% 1
    (Class I Shares)
Russell 2000 Growth Index 3           48.54%        0.86%         1.19% 2
(reflects no deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------


1 Since August 1, 1997.
2 Since July 31, 1997.
3 The Russell 2000 Growth Index is comprised of securities in the Russell 2000
  Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

UA GOVERNMENT MORTGAGE FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Government Mortgage Fund. The UA Government Mortgage Fund and the Armada Government Mortgage Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Government Mortgage Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Government Mortgage Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Government Mortgage Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Government Mortgage Fund does not necessarily indicate how the UA Government Mortgage Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA GOVERNMENT MORTGAGE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX.

------------------------------------------------------------------------------
                                               1 YEAR     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Armada Government Mortgage Fund
    (Class I Shares)                            2.13%       5.83%      6.17%
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for
fees, expenses or taxes)                        3.07%       6.55%      6.89%
------------------------------------------------------------------------------

1 The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.


UA ULTRA SHORT BOND FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Ultra Short Bond Fund. The UA Ultra Short Bond Fund and the Armada Ultra Short Bond Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Ultra Short Bond Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Ultra Short Bond Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Ultra Short Bond Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Ultra Short Bond Fund does not necessarily indicate how the UA Ultra Short Bond Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA ULTRA SHORT BOND FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX.

--------------------------------------------------------------------
                                         1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------
Armada Ultra Short Bond Fund
    (Class I Shares)                     1.76%         2.12% 1
Merrill Lynch 1-3 year
U.S. Corporate/Government Index 3
(reflects no deduction for fees,
expenses or taxes)                       2.74%         6.25% 2
--------------------------------------------------------------------

1 Since December 2, 2002
2 Since November 30, 2002
3 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


UA MONEY MARKET FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Money Market Fund. The UA Money Market Fund and the Armada Money Market Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Money Market Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Money Market Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Money Market Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Money Market Fund does not necessarily indicate how the UA Money Market Fund will perform in the future.

THIS TABLE SHOWS THE ARMADA MONEY MARKET FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.



--------------------------------------------------------------
                                1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
Armada Money Market Fund         0.78%    3.44%     4.26%
    (Class I Shares)
--------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser is entitled to receive for each Fund, as a percentage of average net assets.


--------------------------------------------------------------------------------
FUND NAME                      MANAGEMENT TEAM                      ADVISORY FEE
--------------------------------------------------------------------------------
                               International Equity Investment
UA Emerging Markets Fund       Management Team                          1.15%
--------------------------------------------------------------------------------
                               International Equity Investment
UA International Equity Fund   Management Team                          1.15%
--------------------------------------------------------------------------------
                               Value Equity Investment Management
UA Large Cap Value Fund        Team                                     0.75%
--------------------------------------------------------------------------------
                               Value Equity Investment Management
UA Mid Cap Value Fund          Team                                     1.00%
--------------------------------------------------------------------------------
                               Value Equity Investment Management
                               and Real Estate Investment
UA Real Estate Fund            Management Teams                         0.75%
--------------------------------------------------------------------------------
                               Growth Equity Investment Management
UA Small Cap Growth Fund       Team                                     1.00%
--------------------------------------------------------------------------------
UA Government Mortgage Fund    Taxable Fixed Income Management Team     0.55%
--------------------------------------------------------------------------------
UA High Yield Bond Fund        Taxable Fixed Income Management Team     0.60%
--------------------------------------------------------------------------------
UA Ultra Short Bond Fund       Taxable Fixed Income Management Team     0.40%
--------------------------------------------------------------------------------
UA Money Market Fund           Taxable Money Market Management Team     0.35%
--------------------------------------------------------------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES


CLASS 2 SHARES HAVE NO SALES CHARGE, 12B-1 FEES UP TO 0.10% OF NET ASSETS, SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS, NO MINIMUM INITIAL INVESTMENT AND ARE AVAILABLE TO SELECTED DEFINED CONTRIBUTION RETIREMENT PLANS AND INDIVIDUALS ASSOCIATED WITH CERTAIN ORGANIZATIONS AND THEIR FAMILY MEMBERS, INCLUDING PLANS AND INDIVIDUALS ASSOCIATED WITH THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES OF THE PLUMBING, PIPE FITTING, SPRINKLER FITTING INDUSTRY OF THE UNITED STATES AND CANADA.

The Funds may accept or reject any purchase order.


For investors purchasing through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions call 1-866-348-6466.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


The Trust has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of the Trust's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o Limit the amount of any exchange

The Trust reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
TELEPHONE
1-866-348-6466                    Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-866-348-6466.

MAIL                              Complete an application and mail it along      Make your check payable to "UA Series (Fund
                                  with a check payable, in U.S. dollars, to "UA  Name)." Please include your account number
                                  Series (Fund Name)."                           on your check and mail it to the Fund's
                                           UA Series Funds                       address at the left.
                                           P.O. Box 8532
                                           Boston, MA 02266-8532

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: UA Series
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  The Trust cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be set up
                                  Transfer Instructions" section of the          to automatically purchase shares on
                                  application to have funds directly             designated dates during the month. Please
                                  transferred from a bank account. A primary     see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to UA Series with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class 2 Shares          be arranged via the Internet or by calling
                                  automatically through regular deductions from  1-866-348-6466.
                                  your account in amounts of at least $50
                                  per month peraccount.                          For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established.     banking information. This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-866-348-6466 prior to sending the
                                  1-866-348-6466 to set up your account to       wire in order to obtain a confirmation
                                  accommodate wire transactions and to receive   number and to ensure prompt and accurate
                                  a wire control number to be included in the    handling of funds. Ask your bank to
                                  body of the wire. Ask your bank to transmit    transmit immediately available funds by
                                  immediately available funds by wire in the     wire as described at the left. Please
                                  amount of your purchase to:                    include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                The Fund and its transfer agent are not
                                  Account 9905589-9 Credit UA Series             responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  The Fund and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by wire on days when banks are closed.

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time. With respect to the UA Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

The UA Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class 2 Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


TELEPHONE
1-866-348-6466                        Call with your account name, number, and
                                      amount of redemption (minimum amount is
                                      $100). Redemptions will be sent to the
                                      shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page __
                                      "How to Purchase Fund Shares").


                                      The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN            If you have at least $1,000 in your
                                      account, you may use the Systematic
                                      Withdrawal Plan. Under the plan you may
                                      arrange periodic automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account.
                                      Participation in this program can be
                                      arranged when completing an account
                                      application or an Account Change Form or by calling our Investor Services line.

SIGNATURE GUARANTEE


The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. The Trust does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class 2 Shares of a UA Series Fund for Class 2 Shares of any other UA Series Fund on any Business Day. The deadline for submitting same day exchange orders to the Trust's transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-866-348-6466                           Call with your account name, number,
                                         and amount of exchange into existing
                                         account (minimum amount is $500). To
                                         authorize this service, please complete
                                         an Account Change Form or call
                                         1-866-348-6466.

SYSTEMATIC EXCHANGE PROGRAM              Exchange shares of the UA Money Market
                                         Fund for any other UA Series Fund of
                                         the same class automatically, at
                                         periodic intervals. The minimum
                                         exchange is $50.


MAIL Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

                                                  UA Series
                                                  P.O. Box 8532 Boston, MA
                                                  02266-8532

                                         For overnight delivery mail to:

                                                  Boston Financial Data Services
                                                  Attn: UA Series
                                                  66 Brooks Drive
                                                  Braintree, MA 02184

                                         The exchange minimum is $500.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Trust. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class 2 Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees for Class 2 Shares, after fee waivers, as a percentage of average daily net assets, are expected to be limited to no more than 0.02% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class 2 Shares.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class 2 Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and monitoring customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class 2 Shares for these shareholder services.

DIVIDENDS AND TAXES


The following Funds distribute income at least annually:
         UA Emerging Markets Fund
         UA International Equity Fund
         UA Mid Cap Value Fund
         UA Real Estate Fund
         UA Small Cap Growth Fund

The following Funds distribute income quarterly:
         UA Large Cap Value Fund

The following Funds distribute income monthly:
         UA Government Mortgage Fund
         UA High Yield Bond Fund
         UA Ultra Short Bond Fund
         UA Money Market Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice.

FEDERAL TAXES


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. However, if a Fund's distributions exceed its net income and gain - as may be the case for the UA Real Estate Fund because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in a tax-qualified retirement plan will not be currently taxable.

It is expected that the UA Emerging Markets Fund and UA International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. These Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES
ROBERT D. NEARY                                         ROBERT J. FARLING
CHAIRMAN                                                Retired Chairman, President and Chief
Retired Co-Chairman, Ernst & Young                          Executive Officer, Centerior Energy
Director:

Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.                                 RICHARD W. FURST
PRESIDENT                                               Garvice D. Kincaid Professor of Finance and Dean
Executive Vice President,                                   Emeritus, Gatton College of Business and
   National City Corporation                                Economics, University of Kentucky
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN G. BREEN                                           GERALD L. GHERLEIN
Retired Chairman and CEO,                               Retired Executive Vice President and
   The Sherwin Williams Co.                                General Counsel, Eaton Corporation
Director:
The Sherwin Williams Co.                                KATHLEEN A. OBERT
Parker Hannifin Corp.                                   Chairman and Chief Executive Officer,
Mead Westvaco Corp.                                        Edward Howard & Co.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Executive Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the UA Series Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Telephone:
Call   1-866-34UNION
       (1-866-348-6466)

By Mail:
P.O. Box 8532
Boston, MA 02266-8532

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the UA Series Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102




Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)


                                 OCTOBER 1, 2004




                              HIGH YIELD BOND FUND











  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the High Yield Bond Fund before investing. To obtain more information on Armada Funds, visit us online at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


HIGH YIELD BOND FUND..........................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................4
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................6
INVESTMENT ADVISER AND INVESTMENT TEAM........................................7
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................7
DIVIDENDS AND TAXES..........................................................25
FINANCIAL HIGHLIGHTS.........................................................26

ARMADA HIGH YIELD BOND FUND

FUND SUMMARY
INVESTMENT GOAL                          High level of current income along with capital
                                         appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in high yield, high risk debt securities


PRINCIPAL RISKS                          Market risk, credit risk, interest rate risk,
                                         prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                              HIGH YIELD BOND FUND 1


                                           CLASS A    CLASS B     CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)            4.50% 2     None        None
--------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as a percentage of net
    asset value)                              None      5.00% 3     1.00% 4
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                               None       None        None
--------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)               None       None        None
--------------------------------------------------------------------------
Exchange Fee                                  None       None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                     0.60%      0.60%       0.60%
--------------------------------------------------------------------------
Distribution (12b-1) Fees                    0.05% 5,6  0.75%       0.75%
--------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------
   Shareholder Servicing Fees 7              0.25%      0.25%       0.25%
--------------------------------------------------------------------------
   Other 6                                   0.17%      0.17%       0.17%
--------------------------------------------------------------------------
Total Other Expenses                         0.42%      0.42%       0.42%
--------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                           1.07%      1.77%       1.77%
--------------------------------------------------------------------------

1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 This sales charge varies depending upon how much you invest. See "Sales
  Charges."
3 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year.
  For more information see "Contingent Deferred Sales Charges."
4 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
5 Class A Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1)
  Fees. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.

6 Other expenses for each share class and Distribution (12b-1) Fees for Class A
  Shares are based on estimated amounts for the current fiscal year.
7 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
HIGH YIELD BOND FUND
    Class A Shares                                $579             $799
    Class B Shares 1                               680              957
    Class B Shares 2                               180              557
    Class C Shares 1                               280              557
    Class C Shares 2                               180              557

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.


While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Fund. The Fund may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES


         o   FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
         o   12B-1 FEES UP TO 0.10% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


Class A Shares are for individuals, corporate investors and retirement plans.

         CLASS B SHARES


         o   NO FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
         o   12B-1 FEES UP TO 0.75% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   $100,000 MAXIMUM INVESTMENT
         o   CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


         CLASS C SHARES


         o   NO FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
         o   12B-1 FEES UP TO 0.75% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   DOES NOT CONVERT TO ANY OTHER SHARE CLASS
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM
         o   INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS

Class C Shares are intended for individual investors and retirement plans.


For investors purchasing through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

From time to time the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor the Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click on "Open an Account      You may place your purchase order on our
WWW.ARMADAFUNDS.COM               Online." Or log on to our on line Forms Center    Web Site using your established banking
                                  to print or complete an application on line.      instructions for payment. To authorize this
                                  Mail the application to the address below.        service, please complete an Account Change
                                  Unless you arrange to pay by wire or ACH,         Form or call 1-800-622-FUND (3863).
                                  write your check, payable in U.S. dollars, to
                                  "Armada Funds (Fund name)." Armada
                                  cannot accept third-party checks, credit
                                  cards, credit card checks, cash or cash
                                  equivalents (i.e., cashier's check, bank
                                  draft, money order or travelers' check).
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an      Call our Investor Services Line to purchase
                                  application.                                      additional shares. To authorize this
                                                                                    service, please complete an Account Change
                                                                                    Form or call 1-800-622-FUND (3863).

                                  NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
MAIL                              Complete an application and mail it along         Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to         (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                       number on your check and mail it to the
                                           Armada Funds                             address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184


                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).



AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds           A Planned Investment Program can be set
                                  Transfer Instructions" section of the             up to automatically purchase shares on
                                  application to have funds directly transferred    designated dates during the month. Please
                                  from a bank account. A primary and                see "Planned Investment Program" below.
                                  secondary account may be established. Please
                                  note all electronic transfers will be on the
                                  primary account unless notified otherwise.
                                  Any changes in these instructions must be
                                  made in writing to Armada Funds with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if      With current account information on your
                                  you have a checking or savings account with a     account, participation in the program can be
                                  bank, you may purchase Class A, Class B, or       arranged via the Internet or by calling 1-800-
                                  Class C Shares automatically through regular      622-FUND (3863).
                                  deductions from your account in amounts of at
                                  least $50 per month per account.                  For existing accounts, without account
                                                                                    information, participation can be arranged by
                                  You may arrange for participation in this         completing an Account Change Form with
                                  program when a new account is established.        banking information.  This form must
                                                                                    include a signature guarantee by a bank or
                                                                                    other financial institution.

                                  NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
WIRE                              To purchase shares by wire, call 1-800-622-       Call 1-800-622-FUND (3863) prior to
                                  FUND (3863) to set up your account to             sending the wire in order to obtain a
                                  accommodate wire transactions and to receive      confirmation number and to ensure prompt
                                  a wire control number to be included in the       and accurate handling of funds. Ask your
                                  body of the wire. Ask your bank to transmit       bank to transmit immediately available funds
                                  immediately available funds by wire in the        by wire as described at the left. Please
                                  amount of your purchase to:                       include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                   Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds              responsible for the consequences of delays
                                  (Account Registration)                            resulting from the banking or Federal
                                  (Account Number)                                  Reserve Wire system, or from incomplete
                                  (Wire Control Number)                             wiring instructions

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please note,   Contact your financial consultant. Please
                                  your financial consultant or institution may      note, your financial consultant or institution
                                  charge a fee for its services.                    may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

--------------------------------------------------------------------------------
                                                                   DEALERS'
                          SALES CHARGE AS    AS A % OF NET       REALLOWANCE
If your                   A % OF OFFERING     ASSET VALUE     AS A % OF OFFERING
Investment is:            PRICE PER SHARE      PER SHARE        PRICE PER SHARE
--------------------------------------------------------------------------------


Less than $50,000              4.50              4.71                4.00
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000               4.00              4.17                3.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000               3.75              3.90                3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000               2.50              2.56                2.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000             2.00              2.04                1.50
--------------------------------------------------------------------------------
$1,000,000 or more             0.00              0.00                0.00
--------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

You may qualify for a reduced sales charge if you are purchasing shares of the Fund. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares of the Fund (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination applies to Class A Shares that you purchase with a Letter of Intent, described below. YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. For more information on reduced sales charges, please visit Armada's website at WWW.ARMADAFUNDS.COM or consult your broker or financial intermediary.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

     o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);

     o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

     o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

     o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

     o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

     o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

     o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and

     o by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA.


     o There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if the investor redeems the shares within 18 months after the purchase date, a sales charge of 0.50% of the amount redeemed will be assessed against the investor's account.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

       (i) your account;
       (ii) your spouse's account;
       (iii) a joint account with your spouse; or
       (iv) your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Armada may amend or terminate this right of accumulation at any time.


LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class A Shares of $1 million or more purchased in the amount of $1 million or more without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Armada Fund for the same Class of Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.


  ------------------------------------------------------------------------------
                                             CLASS B SHARES
                          CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE              DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------

  FIRST                                          5.0%
  SECOND                                         5.0%
  THIRD                                          4.0
  FOURTH                                         3.0%
  FIFTH                                          2.0%
  SIXTH                                          NONE
  SEVENTH                                        NONE
  EIGHTH                                         NONE



When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Shares for the following reasons:


     o   redemptions following the death or disability of a shareholder;

     o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

     o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

     o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

     o   redemptions by a settlor of a living trust;

     o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

     o   return of excess contributions;

     o redemptions following the death or disability of both shareholders in the case of joint accounts;


     o exchanges of one Class of Shares of an Armada Fund for the same Class of Shares of another Armada Fund;


     o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


     o exchange of Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


     o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.


HOW TO SELL YOUR FUND SHARES


Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page __ "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page __for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of the Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
You may exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of the purchase. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CLASS A SHARES

You may exchange Class A Shares of the Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of the Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of the Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% during the current fiscal year. Each of Class B Shares and Class C Shares may pay up to 0.75% for distribution fees.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996



ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,                               J. WILLIAM PULLEN
   The Sherwin Williams Co.                             President and Chief Executive Officer,
Director:                                                  Whayne Supply Company
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                    R SHARES


                                 OCTOBER 1, 2004




                              HIGH YIELD BOND FUND











  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the High Yield Bond Fund before investing. To obtain more information on Armada Funds, visit us online at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


HIGH YIELD BOND FUND..........................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................4
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................6
INVESTMENT ADVISER AND INVESTMENT TEAM........................................7
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................7
DIVIDENDS AND TAXES..........................................................18
FINANCIAL HIGHLIGHTS.........................................................19

ARMADA HIGH YIELD BOND FUND

FUND SUMMARY
Investment Goal                    High level of current income along with capital appreciation

Principal Investment Strategy      Investing in high yield, high risk debt securities


Principal Risks                    Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                          HIGH YIELD
                                          BOND FUND 1
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                               None
-----------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)           0.75% 2
-----------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                               None
-----------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)               None
-----------------------------------------------------
Exchange Fee                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                     0.60%
-----------------------------------------------------
Distribution (12b-1) Fees                    0.60%
-----------------------------------------------------
Other Expenses                              0.17%3
-----------------------------------------------------
Total Annual Fund
Operating Expenses                           1.37%
-----------------------------------------------------


1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 Acontingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.
3 Other expenses are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
HIGH YIELD BOND FUND
    Class R Shares1                               $214             $434
    Class R Shares2                                139              434

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Fund. The Fund may accept or reject any purchase order.


         CLASS R SHARES:

         o   NO FRONT-END SALES CHARGE

         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

         o   12B-1 FEES UP TO 0.60% OF NET ASSETS

         o NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR PARTICIPANTS

         o   MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

         o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

         o   DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


RETIREMENT PLAN PARTICIPANTS
If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Fund.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW TO PURCHASE FUND SHARES
                       NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INTERNET               Visit our site and click on "Open an          You may place your purchase order
WWW.ARMADAFUNDS.COM    Account Online." Or log on to our on line     on our Web Site using your established
-------------------
                       Forms Center to print or complete an          banking instructions for payment. To
                       application on line. Mail the application     authorize this service, please complete
                       to the address below. Unless you arrange      an Account Change Form or call
                       to pay by wire or ACH, write your check,      1-800-622-FUND (3863).
                       payable in U.S. dollars, to "Armada Funds
                       (Fund name)."  Armada cannot accept
                       third-party checks, starter checks, credit
                       cards, credit card checks, cash or cash
                       equivalents (i.e., cashier's check, bank
                       draft, money order or traveler's check).
-----------------------------------------------------------------------------------------------------------------
TELEPHONE              Call our Investor Services Line to obtain     Call our Investor Services Line to
1-800-622-FUND (3863)  an application.                               purchase additional shares. To
                                                                     authorize this service, please
                                                                     complete an Account Change Form or call
                                                                     1-800-622-FUND (3863).

                       NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------
MAIL                   Complete an application and mail it along     Make your check payable to "Armada
                       with a check payable, in U.S. dollars, to     Funds (Fund Name)."  Please
                       "Armada Funds (Fund Name)."                   include your account number on
                         Armada Funds                                your check and mail it to the
                         P.O. Box 8421                               address at the left.
                         Boston, MA 02266-8421

                       For overnight delivery mail to:
                         Boston Financial Data Services
                         Attn: Armada Funds
                         66 Brooks Drive
                         Braintree, MA 02184

                       Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or traveler's check).

-----------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING     Complete "Bank, Wire & Electronic Funds       A Planned Investment Program can
HOUSE ("ACH")          Transfer Instructions"  section of the        be set up to automatically
                       application to have funds directly            purchase shares on designated
                       transferred from a bank account.  A           dates during the month.  Please
                       primary and secondary account may be          see "Planned Investment Program"
                       established.  Please note all electronic      below.
                       transfers will be on the primary account
                       unless notified otherwise. Any changes in
                       these instructions must be made in writing
                       to Armada Funds with a signature guarantee.

-----------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT     With a $50 minimum initial investment and     With current account information
PROGRAM                if you have a checking or savings account     on your account, participation in
                       with a bank, you may purchase Class R         the program can be arranged via
                       Shares automatically through regular          the Internet or by calling
                       deductions from your account in amounts of    1-800-622-FUND (3863).
                       at least $50 per month per account.
                                                                     For existing accounts, without
                       You may arrange for participation in this     account information, participation
                       program when a new account is established.    can be arranged by completing an
                                                                     Account Change Form with banking
                                                                     information. This form must include a
                                                                     signature guarantee by a bank or other
                                                                     financial institution.

-----------------------------------------------------------------------------------------------------------------
WIRE                   To purchase shares by wire, call            Call 1-800-622-FUND (3863)
                       1-800-622-FUND (3863) to set up your        prior to sending the wire in
                       account to accommodate wire                 order to obtain a confirmation
                       transactions and to receive a wire          number and to ensure prompt and
                       control number to be included in the        accurate handling of funds.
                       body of the wire. Ask your bank to          Ask your bank to transmit
                       transmit immediately available funds        immediately available funds by
                       by wire in the amount of your               wire as described at the left.
                       purchase to:                                Please include your account
                       State Street Bank and Trust Company         number.
                       ABA # 011000028
                       Account 99052755 Credit Armada Funds        Armada and its transfer agent
                       (Account Registration)                      are not responsible for the
                       (Account Number)                            consequences of delays
                       (Wire Control Number)                       resulting from the banking or
                                                                   Federal Reserve Wire system, or
                       Note: Your bank may charge you a fee        from incomplete wiring
                       for this service.                           instructions.

                       Armada and its transfer agent are not
                       responsible for the consequences of delays
                       resulting from the banking or Federal
                       Reserve Wire system, or from incomplete
                       wiring instructions.
-----------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY Contact your financial consultant.          Contact your financial
                       Please note, your financial                 consultant. Please note, your
                       consultant or institution may charge        financial consultant or
                       a fee for its services.                     institution may charge a fee
                                                                   for its services.
-----------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES


The Fund makes available free of charge on its website, WWW.ARMADAFUNDS.COM, and in a clear and prominent format, information on sales charges and waivers. The website includes hyperlinks to facilitate access to the information.


CONTINGENT DEFERRED SALES CHARGES
If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of the Fund for Class R Shares of another Armada Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

         o   redemptions following the death or disability of a shareholder;

         o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

         o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

         o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

         o   redemptions by a settlor of a living trust;

         o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

         o   return of excess contributions;

         o redemptions following the death or disability of both shareholders in the case of joint accounts;

         o   exchanges of Class R Shares for Class R Shares of another Armada
             Fund;

         o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

         o exchange of Class R Shares for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

         o redemptions by participants in a qualified plan who transfer funds from the Fund to a non-Armada fund available through the plan.

HOW TO SELL YOUR FUND SHARES
Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page _ "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY
If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge. See "Contingent Deferred Sales Charges" on page __ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALE OF YOUR SHARES
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings;
(c)      the SEC has by order permitted such suspension; or
(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES
You may exchange Class R Shares of the Fund for Class R Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM
You can exchange Class R Shares of an Armada Money Market Fund for Class R Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange amount is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM
Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES
The Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to the Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES
You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it was not in operation during the last fiscal year.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES
ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.

JOHN G. BREEN                                           J. WILLIAM PULLEN
Retired Chairman and CEO,                               President and Chief Executive Officer,
   The Sherwin Williams Co.                                Whayne Supply Company
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2004




                              HIGH YIELD BOND FUND








  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
           SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the High Yield Bond Fund before investing. To obtain more information on Armada Funds, visit us online at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


HIGH YIELD BOND FUND...........................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.........................3
MORE INFORMATION ABOUT FUND INVESTMENTS........................................5
INVESTMENT ADVISER AND INVESTMENT TEAM.........................................6
PURCHASING, SELLING AND EXCHANGING FUND SHARES.................................7
DIVIDENDS AND TAXES...........................................................14
FINANCIAL HIGHLIGHTS..........................................................17

ARMADA HIGH YIELD BOND FUND

FUND SUMMARY
INVESTMENT GOAL                         High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY           Investing in high yield, high risk debt securities

PRINCIPAL RISKS                         Market risk, credit risk, interest rate risk,
                                        prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    HIGH YIELD BOND FUND 1
Investment Advisory Fees                                     0.60%
------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.05% 2,3
------------------------------------------------------------------------
Other Expenses                                               0.17% 3
------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         0.82%
------------------------------------------------------------------------

1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 Class I Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1)
  Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.
3 Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
HIGH YIELD BOND FUND                            $84               $262

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada . The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.


While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.


INVESTMENT ADVISER AND INVESTMENT TEAM


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I Shares are for financial institutions investing for their own or their customers' accounts. The Fund may accept or reject any purchase order.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW TO PURCHASE FUND SHARES
                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page _ "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

IF YOU RECENTLY CHANGED YOUR ADDRESS ON YOUR ACCOUNT, REDEMPTION PROCEEDS WILL NOT BE AVAILABLE UNTIL AFTER 10 BUSINESS DAYS WITHOUT A SIGNATURE GUARANTEE.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of the Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to Armada'stransfer agent is 4:00 p.m. Eastern time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.
                                                        J. WILLIAM PULLEN
JOHN G. BREEN                                           President and Chief Executive Officer,
Retired Chairman and CEO,                                  Whayne Supply Company
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)


                                 OCTOBER 1, 2004




                           STRATEGIC INCOME BOND FUND












  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Strategic Income Bond Fund before investing. To obtain more information on Armada Funds, visit us online at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


STRATEGIC INCOME BOND FUND.....................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.........................6
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................11
INVESTMENT ADVISER AND INVESTMENT TEAM........................................12
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................12
DIVIDENDS AND TAXES...........................................................29
FINANCIAL HIGHLIGHTS..........................................................31

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY
INVESTMENT GOAL                  High current income with some capital appreciation

PRINCIPAL INVESTMENT STRATEGY    Allocating assets among different fixed income security
                                 sectors, including U.S. and foreign issues, with a
                                 significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                  Market risk, allocation risk, credit risk, foreign risk, interest rate risk, prepayment/extension risk, leveraging risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.


PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The performance of Class A, Class B and Class C Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           STRATEGIC INCOME BOND FUND1


                                           CLASS A    CLASS B     CLASS C
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           4.75% 2       None        None
----------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                             None     5.00% 3      1.00% 4
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                              None       None        None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)              None       None        None
----------------------------------------------------------------------------
Exchange Fee                                 None       None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                    0.75%       0.75%       0.75%
----------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.05% 5,6   0.75%       0.75%
----------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------
   Shareholder Servicing Fees 7             0.25%       0.25%       0.25%
----------------------------------------------------------------------------
   Other 6                                  0.18%       0.18%       0.18%
----------------------------------------------------------------------------
Total Other Expenses                        0.43%       0.43%       0.43%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.23%       1.93%       1.93%
----------------------------------------------------------------------------

1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 This sales charge varies depending upon how much you invest. See "Sales
  Charges."
3 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
4 Acontingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
5 Class A Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1)
  Fees. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.
6 Other expenses for each share class and Distribution (12b-1) Fees for Class A
  Shares are based on estimated amounts for the current fiscal year.
7 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND
    Class A Shares                                $593             $844
    Class B Shares 1                               696            1,006
    Class B Shares 2                               196              606
    Class C Shares 1                               296              606
    Class C Shares 2                               196              606

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.


         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTMENT ADVISER AND INVESTMENT TEAM


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Fund. The Fund may accept or reject any purchase order.


Class A Shares , Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES


         o   FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
         o   12B-1 FEES UP TO 0.10% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

         CLASS B SHARES


         o   NO FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
         o   12B-1 FEES UP TO 0.75% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   $100,000 MAXIMUM INVESTMENT
         o   CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


         CLASS C SHARES


         o   NO FRONT-END SALES CHARGE
         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
         o   12B-1 FEES UP TO 0.75% OF NET ASSETS
         o   SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
         o   $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
         o   DOES NOT CONVERT TO ANY OTHER SHARE CLASS
         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


Class C Shares are intended for individual investors and retirement plans.

For investors purchasing through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


From time to time the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor the Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES
                                  NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click on "Open an Account      You may place your purchase order on our
WWW.ARMADAFUNDS.COM               Online." Or log on to our on line Forms Center    Web Site using your established banking
                                  to print or complete an application on line.      instructions for payment. To authorize this
                                  Mail the application to the address below.        service, please complete an Account Change
                                  Unless you arrange to pay by wire or ACH,         Form or call 1-800-622-FUND (3863).
                                  write your check, payable in U.S. dollars, to
                                  "Armada Funds (Fund name)." Armada
                                  cannot accept third-party checks, starter checks,
                                  credit cards, credit card checks, cash or cash
                                  equivalents (i.e., cashier's check, bank
                                  draft, money order or travelers' check).
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).


MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE          Complete "Bank, Wire & Electronic Funds         A Planned Investment Program can be set up
                                  Transfer Instructions" section of the           to automatically purchase shares on
                                  application to have funds directly              designated dates during the month. Please
                                  transferred from a bank account. A primary      see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to Armada Funds with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can be
                                  bank, you may purchase Class H Shares          arranged via the Internet or by calling 1-800-
                                  automatically through regular deductions from  622-FUND (3863).
                                  your account in amounts of at least $50 per
                                  month per account.                             For existing accounts, without account
                                                                                 information, participation can be arranged by
                                  You may arrange for participation in this      completing an Account Change Form with
                                  program when a new account is established.     banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:


------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET           REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $50,000                       4.50                   4.71                    4.00
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        2.50                   2.56                    2.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if the investor redeems the shares within 18 months after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against the investor's account.

You may qualify for a reduced sales charge if you are purchasing share of the Fund. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares of the Fund (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, described below. YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. For more information on reduced sales charges, please visit Armada's website at WWW.ARMADAFUNDS.COM or consult your broker or financial intermediary.


WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

         o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);

         o   by directors and retired directors of National City Corporation
             (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

         o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

         o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

         o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

         o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

         o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and

         o by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA.


         o There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if the investor redeems the shares within 18 months after the purchase date, a sales charge of 0.50% of the amount redeemed will be assessed against the investor's account.



REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

       (i)   your account;
       (ii)  your spouse's account;
       (iii) a joint account with your spouse; or
       (iv)  your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).



CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class A Shares in the amount of $1 million or more purchased without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares in the amount of $1 million or more purchased without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of one Class of Shares of an Armada Fund for the same Class of Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

  ------------------------------------------------------------------------------
                                             CLASS B SHARES
                            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
  ------------------------------------------------------------------------------

  FIRST                                          5.0%
  SECOND                                         5.0%
  THIRD                                          4.0%
  FOURTH                                         3.0%
  FIFTH                                          2.0%
  SIXTH                                          NONE
  SEVENTH                                        NONE
  EIGHTH                                         NONE



When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Shares for the following reasons:


o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of one Class of Shares of an Armada Fund for the same Class of Shares of another Armada Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.


HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page __ "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page __ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of the Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
You may exchange shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of the purchase. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CLASS A SHARES

You may exchange Class A Shares of the Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of the Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of the Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% during the current fiscal year. Each of Class B Shares and Class C Shares may pay up to 0.75% for distribution fees.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customers account records. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.
                                                        J. WILLIAM PULLEN
JOHN G. BREEN                                           President and Chief Executive Officer,
Retired Chairman and CEO,                                  Whayne Supply Company
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                    R SHARES


                                 OCTOBER 1, 2004




                           STRATEGIC INCOME BOND FUND








  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the Strategic Income Bond Fund before investing. To obtain more information on Armada Funds, visit us online at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


STRATEGIC INCOME BOND FUND....................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................5
MORE INFORMATION ABOUT FUND INVESTMENTS......................................10
INVESTMENT ADVISER AND INVESTMENT TEAM.......................................11
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................11
DIVIDENDS AND TAXES..........................................................18
FINANCIAL HIGHLIGHTS.........................................................21

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY
INVESTMENT GOAL                       High current income with some capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Allocating assets among different fixed income security
                                      sectors, including U.S. and foreign issues, with a significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average  maturity of between four and twelve years


PRINCIPAL RISKS                       Market risk, allocation risk, credit risk, foreign
                                      risk, interest rate risk, prepayment/extension risk,
                                      leveraging risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.


PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                            STRATEGIC
                                             INCOME
                                           BOND FUND 1
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                               None
------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)          0.75% 2
------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                              None
------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)              None
------------------------------------------------------
Exchange Fee                                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                    0.75%
------------------------------------------------------
Distribution (12b-1) Fees                   0.60%
------------------------------------------------------
Other Expenses                              0.18% 3
------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.53%
------------------------------------------------------


1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 Acontingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.
3 Other expenses are based on estimated amounts for the current fiscal year.



For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND
    Class B Shares 1                             $231             $483
    Class B Shares 2                              156              483

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.


         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an investment that derives its value from the performance of an underlying financial asset, index or other investment. A futures contact is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAM


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Fund. The Fund may accept or reject any purchase order.


         CLASS R SHARES:

         o   NO FRONT-END SALES CHARGE

         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

         o   12B-1 FEES UP TO 0.60% OF NET ASSETS

         o NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR PARTICIPANTS

         o   MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

         o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

         o   $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

         o   DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor the Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

RETIREMENT PLAN PARTICIPANTS
If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Fund.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES
                       NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INTERNET               Visit our site and click on "Open an          You may place your purchase order
WWW.ARMADAFUNDS.COM    Account Online." Or log on to our on line     on our Web Site using your established
-------------------
                       Forms Center to print or complete an          banking instructions for payment. To
                       application on line. Mail the application     authorize this service, please complete
                       to the address below. Unless you arrange      an Account Change Form or call
                       to pay by wire or ACH, write your check,      1-800-622-FUND (3863).
                       payable in U.S. dollars, to "Armada Funds
                       (Fund name)."  Armada cannot accept
                       third-party checks, starter checks, credit
                       cards, credit card checks, cash or cash
                       equivalents (i.e., cashier's check, bank
                       draft, money order or traveler's check).
-----------------------------------------------------------------------------------------------------------------
TELEPHONE              Call our Investor Services Line to obtain     Call our Investor Services Line to
1-800-622-FUND (3863)  an application.                               purchase additional shares. To authorize
                                                                     this service, please complete an Account
                                                                     Change Form or call 1-800-622-FUND (3863).

-----------------------------------------------------------------------------------------------------------------
MAIL                   Complete an application and mail it along     Make your check payable to "Armada
                       with a check payable, in U.S. dollars, to     Funds (Fund Name)."  Please
                       "Armada Funds (Fund Name)."                   include your account number on
                         Armada Funds                                your check and mail it to the
                         P.O. Box 8421                               address at the left.
                         Boston, MA 02266-8421

                       For overnight delivery mail to:
                         Boston Financial Data Services
                         Attn: Armada Funds
                         66 Brooks Drive
                         Braintree, MA 02184

                       Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or traveler's check).

-----------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING     Complete "Bank, Wire & Electronic Funds       A Planned Investment Program can
HOUSE ("ACH")          Transfer Instructions"  section of the        be set up to automatically
                       application to have funds directly            purchase shares on designated
                       transferred from a bank account.  A           dates during the month.  Please
                       primary and secondary account may be          see "Planned Investment Program"
                       established.  Please note all electronic      below.
                       transfers will be on the primary account
                       unless notified otherwise. Any changes in
                       these instructions must be made in writing
                       to Armada Funds with a signature guarantee.

-----------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT     With a $50 minimum initial investment and     With current account information
PROGRAM                if you have a checking or savings account     on your account, participation in
                       with a bank, you may purchase Class R         the program can be arranged via
                       Shares automatically through regular          the Internet or by calling
                       deductions from your account in amounts of    1-800-622-FUND (3863).
                       at least $50 per month per account.
                                                                     For existing accounts, without
                       You may arrange for participation in this     account information, participation
                       program when a new account is established.    can be arranged by completing an
                                                                     Account Change Form with banking
                                                                     information. This form must include a
                                                                     signature guarantee by a bank or other
                                                                     financial institution.


-----------------------------------------------------------------------------------------------------------------
WIRE                   To purchase shares by wire, call            Call 1-800-622-FUND (3863)
                       1-800-622-FUND (3863) to set up your        prior to sending the wire in
                       account to accommodate wire                 order to obtain a confirmation
                       transactions and to receive a wire          number and to ensure prompt and
                       control number to be included in the        accurate handling of funds.
                       body of the wire. Ask your bank to          Ask your bank to transmit
                       transmit immediately available funds        immediately available funds by
                       by wire in the amount of your               wire as described at the left.
                       purchase to:                                Please include your account
                       State Street Bank and Trust Company         number.
                       ABA # 011000028
                       Account 99052755 Credit Armada Funds        Armada and its transfer agent
                       (Account Registration)                      are not responsible for the
                       (Account Number)                            consequences of delays
                       (Wire Control Number)                       resulting from the banking or
                                                                   Federal Reserve Wire system, or
                       Note: Your bank may charge you a fee        from incomplete wiring
                       for this service.                           instructions.

                       Armada and its transfer agent are not
                       responsible for the consequences of delays
                       resulting from the banking or Federal
                       Reserve Wire system, or from incomplete
                       wiring instructions.
-----------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY Contact your financial consultant.          Contact your financial
                       Please note, your financial                 consultant. Please note, your
                       consultant or institution may charge        financial consultant or
                       a fee for its services.                     institution may charge a fee
                                                                   for its services.
-----------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

THE PRICE PER SHARE (THE OFFERING PRICE) WILL BE THE NAV NEXT DETERMINED AFTER THE FUND RECEIVES YOUR PURCHASE ORDER. DAILY NAV IS CALCULATED FOR THE FUND EACH BUSINESS DAY AT THE CLOSE OF TRADING ON THE NYSE (NORMALLY 4:00 P.M. EASTERN
TIME). NAV IS NOT CALCULATED ON HOLIDAYS WHEN THE NYSE IS CLOSED FOR TRADING. THE DEADLINE FOR SUBMITTING A PURCHASE ORDER TO THE TRANSFER AGENT IN ORDER TO RECEIVE THE CURRENT BUSINESS DAY'S NAV IS 4:00 P.M. EASTERN TIME.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES
If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of the Fund for Class R Shares of another Armada Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;

o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o    exchanges of Class R Shares for Class R Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from the Fund to a non-Armada fund available through the plan.


HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page __ "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge. See "Contingent Deferred Sales Charges" on page __ for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class R Shares of the Fund for Class R Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM

You can exchange Class R Shares of an Armada Money Market Fund for Class R Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange amount is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to the Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it was not in operation during the last fiscal year.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES
ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.
                                                        J. WILLIAM PULLEN
JOHN G. BREEN                                           President and Chief Executive Officer,
Retired Chairman and CEO,                                  Whayne Supply Company
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2004




                           STRATEGIC INCOME BOND FUND












  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Strategic Income Bond Fund before investing. To obtain more information on Armada Funds, visit us online at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


STRATEGIC INCOME BOND FUND.....................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.........................6
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................10
INVESTMENT ADVISER AND INVESTMENT TEAM........................................11
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................12
DIVIDENDS AND TAXES...........................................................23
FINANCIAL HIGHLIGHTS..........................................................25

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY
INVESTMENT GOAL                 High current income with some capital appreciation

PRINCIPAL INVESTMENT STRATEGY   Allocating assets among different fixed income security
                                sectors, including U.S. and foreign issues, with a
                                significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average maturity of
                                between four and twelve years.


PRINCIPAL RISKS                 Market risk, allocation risk, credit risk, foreign
                                risk, interest rate risk, prepayment/extension risk,
                                leveraging risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.


PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       TRATEGIC INCOME BOND FUND 1
Investment Advisory Fees                         0.75%
------------------------------------------------------------
Distribution (12b-1) Fees                        0.05% 2,3
------------------------------------------------------------
Other Expenses                                   0.18% 3
------------------------------------------------------------
Total Annual Fund Operating Expenses             0.98%
------------------------------------------------------------

1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 Class I Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1)
  Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.
3 Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND                      $100              $312

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an investment that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada . The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTMENT ADVISER AND INVESTMENT TEAM


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I Shares are for financial institutions investing for their own or their customers' accounts. The Fund may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegee shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW TO PURCHASE FUND SHARES
                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.



                                      -12

                                NEW ACCOUNT SET UP                            ADDING
MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page __ "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of the Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES
ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.
                                                        J. WILLIAM PULLEN
JOHN G. BREEN                                           President and Chief Executive Officer,
Retired Chairman and CEO,                                  Whayne Supply Company
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
       Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2004

                                  EQUITY FUNDS
                        ARMADA INTERNATIONAL EQUITY FUND
                        ARMADA LARGE CAP CORE EQUITY FUND
                          ARMADA LARGE CAP GROWTH FUND
                           ARMADA LARGE CAP VALUE FUND
                           ARMADA MID CAP GROWTH FUND
                            ARMADA MID CAP VALUE FUND
                            ARMADA S&P 500 INDEX FUND
                           ARMADA SMALL CAP CORE FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND
                         ARMADA TAX MANAGED EQUITY FUND


                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND


                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                         ARMADA GOVERNMENT MORTGAGE FUND
                           ARMADA HIGH YIELD BOND FUND
                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND
                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                          ARMADA ULTRA SHORT BOND FUND

                               TAX-FREE BOND FUNDS
                    ARMADA INTERMEDIATE TAX EXEMPT BOND FUND
                ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                  ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND
              ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


                               MONEY MARKET FUNDS
                       ARMADA GOVERNMENT MONEY MARKET FUND
                            ARMADA MONEY MARKET FUND
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                       ARMADA TAX EXEMPT MONEY MARKET FUND
                        ARMADA TREASURY MONEY MARKET FUND
                     ARMADA TREASURY PLUS MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses and the annual report to shareholders dated May 31, 2004 may be obtained by calling or writing the Trust at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.


Current Prospectuses

o Prospectus dated October 1, 2004 for A, B and C Shares of the Money Market Funds.

o        Prospectus  dated  October  1, 2004 for I Shares  of the  Money  Market
         Funds.

o Prospectus dated October 1, 2004 for A, B and C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2004 for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2004 for R Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Money Market Fund.

o Prospectus dated October 1, 2004 for A, B and C Shares of the Strategic Income Bond Fund.

o        Prospectus  dated October 1, 2004 for I Shares of the Strategic  Income
         Bond Fund.

o        Prospectus  dated October 1, 2004 for R Shares of the Strategic  Income
         Bond Fund.

o Prospectus dated October 1, 2004 for A, B & C Shares of the High Yield Bond Fund.

o        Prospectus  dated  October  1, 2004 for I Shares of the High Yield Bond
         Fund.

o        Prospectus  dated  October  1, 2004 for R Shares of the High Yield Bond
         Fund.


The Trust's audited financial statements and the reports thereon of _______, the Trust's independent auditors, included in the Trust's 2004 Annual Reports dated May 31, 2004 are incorporated by reference into this SAI. No other parts of the Trust's 2004 Annual Reports are incorporated herein.

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

STATEMENT OF ADDITIONAL INFORMATION........................................1

INVESTMENT OBJECTIVE AND POLICIES..........................................2

INVESTMENT LIMITATIONS....................................................71

NET ASSET VALUE...........................................................74

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................77

DESCRIPTION OF SHARES.....................................................85

ADDITIONAL INFORMATION CONCERNING TAXES...................................91

TRUSTEES AND OFFICERS.....................................................95

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND

TRANSFER AGENCY AGREEMENTS...............................................103

SHAREHOLDER SERVICES PLAN................................................115

PORTFOLIO TRANSACTIONS...................................................115

INDEPENDENT AUDITORS.....................................................118

COUNSEL .................................................................118

PERFORMANCE INFORMATION..................................................118

MISCELLANEOUS............................................................123

APPENDIX A...............................................................A-1

APPENDIX B...............................................................B-1

APPENDIX C...............................................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.


                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a diversified investment company. Each of the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                  The Pennsylvania Tax Exempt Money Market, Bond and Pennsylvania Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund" and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.


                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.


                  The Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.


                  The Treasury Plus Money Market Fund commenced operations as a separate investment portfolio, the Parkstone Treasury Fund, of Parkstone. On June 16, 2000, the Parkstone Treasury Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------


                  Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser") and Allegiant Investment Counselors, Inc., the sub-adviser to the Small Cap Core Fund (the "Sub-Adviser" or "Allegiant"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.


                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch, Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

ARMADA INTERNATIONAL EQUITY FUND

                  The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.

                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP CORE EQUITY FUND


                  The Fund seeks to achieve its objective by investing in a focused portfolio of common stocks with large market capitalizations and which is invested sector neutral to the S&P 500 Composite Stock Price Index. A majority of the Fund's assets will be invested in companies with a market capitalization similar to the S&P 500 Composite Stock Price Index. The Fund's Adviser focuses on a combination of fundamental, technical, and sentiment factors in identifying investments for the Fund. Among the factors considered are the quality of the management team, industry position, business model and historical growth rates.


                  The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.


                  The Fund may invest up to 20% of its net assets in foreign securities.

                  S&P Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.


ARMADA LARGE CAP GROWTH FUND


                  The Fund seeks to achieve its objective by investing in a focused portfolio of common stocks with large market capitalizations, and which is invested sector neutral to the Russell 1000 Growth Index. The Fund's Adviser selects companies that have historically proven the ability to grow earnings, revenue, return on equity, and return on capital and have maintained leadership within their industry. The Fund may invest up to 20% of its assets in foreign securities.


ARMADA LARGE CAP VALUE FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.


                  The Fund may invest up to 20% of its net assets in foreign securities.


ARMADA MID CAP GROWTH FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.


                  The Fund anticipates investing in growth-oriented, medium-sized companies. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.


ARMADA MID CAP VALUE FUND (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

                  The Fund intends to invest primarily in equity securities of companies with medium stock market capitalizations. The Fund is managed with a value-oriented approach. The Adviser generally seeks to invest in companies that exhibit price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection.

                  The Fund may invest up to 20% of its net assets in foreign securities.


ARMADA S&P 500 INDEX FUND


                  The vast majority of the Fund's assets is invested in stocks included in the S&P 500 Composite Stock Price Index in approximately the same relative proportion as those stocks are held in the Index. Under ordinary circumstances, the Fund will take positions only in equity securities currently within the S&P 500 Index, scheduled to be added to the Index, or recently removed from the Index. To meet the investment objective of tracking the Index before Fund expenses, stocks are routinely eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the Index). Stocks are also sold to raise cash to meet withdrawals, or purchased to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed in the traditional sense, and purchases may be made that would not have been made if the Fund were actively managed in the traditional sense. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that using active  management  techniques for a small portion of the Fund's assets may increase the correlation between the Fund's net return after expenses and the return of the S&P 500. Consequently, the Fund may purchase a security that is scheduled to be included in the S&P 500 but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P500. A diversified subset of stocks held in the fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform.

                  The Adviser believes that this investment approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the Index.


                  The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2003, the stocks in the S&P 500 had an average market capitalization of approximately $18.6 billion. The range of market capitalization for companies represented in the S&P 500 was $603 million to nearly $296 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.


                  The Fund may acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or S&P Depositary

Receipts ("SPDRs"). In addition, the Fund may sell securities short to the extent of up to 4% of the Fund's assets. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.


                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the Index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the Index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.


                  The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P 500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARMADA SMALL CAP CORE FUND


                  The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with relatively small capitalizations. The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow.

In addition, the Fund may invest up to 20% of its assets in foreign securities.


ARMADA SMALL CAP GROWTH FUND

                  The Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.


                  The Fund may invest up to 20% of its net assets in foreign securities.


ARMADA SMALL CAP VALUE FUND

                  Under normal conditions, the Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.


                  The Fund may invest up to 20% of its net assets in foreign securities.


         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS


                  Securities held by the Small Cap Core, Small Cap Value and Small Cap Growth Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.


                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA TAX MANAGED EQUITY FUND


The Fund invests primarily in common stocks. The Fund will use several methods to maximize the Fund's after-tax returns.

                  The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.


                  The Fund will invest primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

                  Although the Fund expects to use some or all of the foregoing methods in seeking to maximize the Fund's after-tax returns, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

                  The Fund is not a tax-exempt fund, and may be expected to distribute taxable income and capital gains from time to time.


                  The Fund invests primarily in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.


                  The Fund may invest up to 20% of its net assets in foreign securities.


                  The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

                  The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND


                  Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.


                  To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

                  The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND

                  The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman U.S. Aggregate Bond Index as its performance benchmark. The average maturity of the Fund normally will be from four to twelve years.


ARMADA GOVERNMENT MORTGAGE FUND

                  The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.


ARMADA HIGH YIELD BOND FUND

                  Please see the Fund's prospectuses and "Additional Information About Portfolio Investments" below for information on the Fund's investment policies and strategies.

ARMADA INTERMEDIATE BOND FUND


                  The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate U.S. Government/Credit Bond Index as its performance benchmark.


ARMADA LIMITED MATURITY BOND FUND

                  The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.

ARMADA STRATEGIC INCOME BOND FUND

                  The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND

                  The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.

ARMADA ULTRA SHORT BOND FUND

                  The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                  An effective duration of 1 year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


ARMADA INTERMEDIATE TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND


                  As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

                  The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.


                  The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.


ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND

                  The Fund will normally invest primarily in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond, Intermediate Tax Exempt Bond and Tax Exempt Money Market Funds."

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").


                  The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Intermediate Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Money Market Funds."


         SPECIAL CONSIDERATIONS - TAX-FREE BOND FUNDS

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.


                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.


                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

                  The Michigan  Intermediate  Municipal Bond, Ohio  Intermediate
Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Tax-Free Bond Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.


                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA GOVERNMENT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in Ohio Municipal Securities.

                  The Fund will normally invest at least 80% of the value of its net assets in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in Pennsylvania Municipal Securities.

                  As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in a diversified portfolio of Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

                  SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ARMADA TREASURY MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in repurchase and reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA TREASURY PLUS MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

         In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-Administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and the Adviser (the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:

         (i) Within fifteen business days following the end of each calendar month, PFPC will post the securities held by each of the Trust's portfolios on the Trust's website;

         (ii) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so;

                  Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

         or

         (iii) As required by the federal securities laws, including the 1940 Act, the Trust will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

         In accordance with the Trust's policies and procedures, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Trust, a Service Provider or any affiliate in connection with disclosure of such information. The Trust's Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Trust's portfolio holdings.


RATINGS CRITERIA
----------------

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

                  The High Yield Bond Fund invests primarily in debt securities rated below investment grade (i.e., junk bonds). The Strategic Income Bond and Total Return Advantage Funds may also invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES
-------------------


                  The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.


REITS
-----
                  Each of the Equity Funds and Fixed Income Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the 1940 Act.


                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS
---------------------

                  Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Plus Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

                  Each Fund (other than Treasury Money Market Fund and Treasury Plus Money Market Fund) may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES
-------------------------------


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES
-------------------

                  Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS
--------------------------------

                  Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES
---------------------------------


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the Government Mortgage Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs. The Government Mortgage Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.


                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.


                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

         The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


         The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.


                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS
-------------------------------------------------

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES
--------------------------------

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES
----------------------

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS
--------------------------

                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES
---------------------

                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                  The Balanced Allocation, Intermediate Bond and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and
BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS
--------

                  Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS
---------------------------

                  Each of the Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Futures contracts may also be based on financial instruments, such as stock index option prices. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Bond, High Yield Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. Each Fixed Income Fund may invest in futures contracts on U.S. Treasury obligations in order to offset an unexpected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

                  Each of the Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Each of the High Yield Bond and Ultra Short Bond Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.


                  The Funds and their trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.


                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the S&P 500 Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the

Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;


                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;


                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS
------------

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES
-----------

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  Each Fund (other than the S&P 500 Index Fund) may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

                  The S&P 500 Index Fund may also engage in short sales other than short sales against the box. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff. The Fund may fulfill the account segregation requirements by having the Fund's custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

ASSET-BACKED SECURITIES
-----------------------

                  The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.


                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.


                  Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.


                  CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS
-------------------------------

                  The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.


                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.


INTEREST RATE AND TOTAL RETURN SWAPS
------------------------------------

                  The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. These Funds and also the Total Return Advantage Fund may use total return swaps. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.


                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy.


                  A Fund will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS
-----------------------

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS
--------------------------

                  The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION
-----------------------------

                  The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES
----------------------

                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS
------------------------

                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objective and policies.

GOVERNMENT SECURITIES
---------------------


                  The Treasury Money Market and Treasury Plus Money Market Funds may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations and, in the case of the Treasury Plus Money Market Fund, repurchase agreements related to such securities. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Freddie Mac, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.


U.S. TREASURY OBLIGATIONS AND RECEIPTS
--------------------------------------

                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS
--------------------

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

DERIVATIVE INSTRUMENTS
----------------------

                  Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES
-----------------------------------------------------

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------


                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i.e., money market funds. As described in their prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund" above.

                  The Equity Funds and the Balanced Allocation Fund may invest in SPDRs and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.


                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the Government Mortgage
Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.


                  iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

                  In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

                  Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in
securities  issued  by  other  investment   companies
so that, as determined  immediately after a purchase of such securities is made:
(i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.

MUNICIPAL SECURITIES
--------------------

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal
Securities  may  be  materially   adversely  affected  by  litigation  or  other
conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating
Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for Fiscal Year 2004-2005 and from other publicly available sources relating to securities of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

                  The economy of the State of Michigan is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and is and has been historically highly cyclical. The 2001-2003 national economic downturn accordingly has had a significant adverse impact on the State's economy and upon the revenue of the State and its political subdivisions, disproportionate to, and more severe than, that upon the nation as a whole. The decline in Michigan wage and salary employment from its peak in early 2000 has been three times more severe than the national decline from its peak. In 2003, Michigan wage and salary employment declined by an estimated 1.2%, marking the third straight year of employment decline, and the unemployment rate in the State rose to an estimated 7.1%. However, in 2003 personal income in Michigan is estimated to have grown 2.6% on a year to year basis.

                  The overall decline in the national economy, exacerbated by Michigan's dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2004. Among other means of supporting expenditures for State programs, the State's Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2004, has been substantially expended or will have been so expended by September 30, 2004 under estimates as of mid-2004.

                  To the degree that the Michigan Intermediate Municipal Bond Fund contains private activity bonds or other "revenue" securities, the decline in economic conditions, as a separate matter, may adversely affect the capacity of users of the facilities constructed or acquired through the proceeds of such bonds to make periodic payments for the use of those facilities.

                  The Michigan Constitution restricts the extent to which the State may expend in any one year funds in excess of the revenue for that year. In addition, the Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the three prior calendar years whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year State governmental revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall. The State now calculates the required percentage of spending paid to local government units to be 48.97%.

                  The State has issued and has  outstanding  general  obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan Purposes. As of September 30, 2003, the State had approximately $1.4 billion of general obligation bonds outstanding. The State Constitution provides that the State may borrow money and issue its obligations for repayment if such measure is adopted by two-thirds of the members of each house of the Legislature, and approved by a majority of the electorate. However, the State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

                  The State is party to various legal proceedings seeking damages or injunctive or other relief. Certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

                  The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994 the State's sales and use tax increased from 4% to 6%, the State's income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.

                  Other constitutional and statutory provisions implementing Proposal A regulate the ability of local school districts to levy taxes, and limit assessment increases for each parcel of property for all property tax purposes, beginning in 1995. Such increases are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value.

         The net effect of Proposal A has been to shift significant portions of the costs of local school operations from local school districts to the State and to raise additional State revenues to fund those additional State expenses. However, these additional revenues are included within the State's constitutional revenue limitations and thus impact the State's ability to increase revenue for all State purposes. Additional revenue sources are the subject of continuing discussion between the Governor and the Legislature at mid-2004.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, each of the Ohio Intermediate Tax Exempt Bond and Armada Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


                  Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

                  There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


                  Much of this information is as of July 12, 2004, particularly debt figures and other statistics.


                  Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.


                  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


                  In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%)
and higher in 2003 (6.1% vs. 6.0%). In March 2004, both the State and national monthly unemployment rate was 5.7%. The unemployment rate and its effects vary among geographic areas of the State.

                  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


                  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.


                  Recent biennium ending GRF balances were:



    -------------------------------------- -------------------------------------- --------------------------------------
                  BIENNIUM                             FUND BALANCE                           CASH BALANCE
    -------------------------------------- -------------------------------------- --------------------------------------
                   1992-93                                          $111,013,000                          $ 393,634,000
    -------------------------------------- -------------------------------------- --------------------------------------
                   1994-95                                           928,019,000                          1,312,234,000
    -------------------------------------- -------------------------------------- --------------------------------------
                   1996-97                                           834,933,000                          1,367,750,000
    -------------------------------------- -------------------------------------- --------------------------------------
                   1998-99                                           976,778,000                          1,512,528,000
    -------------------------------------- -------------------------------------- --------------------------------------
                   2000-01                                           219,414,000                            817,069,000
    -------------------------------------- -------------------------------------- --------------------------------------
                   2002-03                                            52,338,000                            396,539,000
    -------------------------------------- -------------------------------------- --------------------------------------

                  Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

                  The appropriations acts for the 2004-05 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.


                  The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.


                  1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization Fund (BSF) to the GRF.


                  To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

                  Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

                  1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

                  1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

                  1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

                  2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

                  In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

                  In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by
$288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

                  2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

                  Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

                  The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were:
Medicaid,  29%;  primary  and  secondary  education,  17%;  adult  and

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juvenile  corrections,  6.2%;  mental health and mental  retardation,  2.8%; and
higher education, 2.4%.

                  That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

         o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.
         o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.
         o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

                  Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

                  The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003.
Executive and legislative actions were taken based on those new estimates, including:

         o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

         o December 2001 legislation, the more significant aspects of which included:

                     o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).
                     o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.
                     o Reducing appropriation spending authorizations for the legislative and judicial branches.

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

                     o Making certain tax-related changes (including accelerating the time for certain payments).
                     o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

                  Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

         o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

         o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

         o Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345,000,000 in additionally authorized general obligation bonds.

         o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o Selective additional appropriation cuts for certain departments.

                  Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

                  Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and

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

$619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

                  On July 1,  2002,  the first day of the new Fiscal  Year,  the
Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

                  Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:



               o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.


         o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

         o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

         o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

         o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.


                  The  Governor   proposed   enactment   of  these   legislative
authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and


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

biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

                  OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

                  Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the
General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 over OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May
31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

                  The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

                  Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.


                  CURRENT BIENNIUM. The GRF appropriations bill for the Fiscal Year 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor on June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same


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

is true for the separate transportation and public safety and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

                  The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

                  The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

                  The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:


          o A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies. On December 15, 2003, initiative petitions were filed with the Ohio Secretary of State proposing an earlier reduction (back to five percent) of the State sales tax. If the Secretary of State certifies the sufficiency of the petition signatures for this initiative, the proposal will be forwarded for General Assembly action within four months. If the General Assembly takes no action, or acts to reject or passes the law in amended form, the petitioners may collect additional signatures to submit the proposal to the voters at the November 2004 general election, with the proposed early reduction to take effect 30 days thereafter if approved by the voters.
          o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately
              $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)


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


          o Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.


          o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

          o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.


                  The Act also authorizes and OBM plans to transfer into the general revenue fund on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

                  Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal
Year 2005, the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000, and expects to implement reductions aggregating approximately $200,000,000 for Fiscal Year 2005 including a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent in Fiscal Year 2004 and two percent in Fiscal Year 2005 for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. OBM currently anticipates the balance of those revenue reductions will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

                  Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide

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

notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.


               The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

                  By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.


                  A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.


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


                  In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General
Assembly. Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

                  State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation
(COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

                  A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects and in November 2003, issued $50,000,000 in bonds for research and development projects. Pursuant to a 2000 constitutional, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $26,777,576 in Fiscal Year 2009.


                  Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.
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


                  Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

                  In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

                  With  particular   respect  to  funding  sources,   the  Court
concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.


                  On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.


                  The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

                  Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

                  School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

                  The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

                  To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

                  Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

                  Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

          o   1994-95  - $8.9  billion  provided  for 2.4%  and 4.6%  increases, respectively, in State aid in the biennium's two Fiscal Years.
          o   1996-97 - $10.1  billion  representing  a 13.6%  increase over the preceding biennium total.
          o   1998-99 - $11.6 billion (18.3% over the previous biennium).
          o   2000-01 - $13.3 billion (15% over the previous biennium).
          o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

                  State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

                  Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $686,020,000 in Fiscal Year 2000, $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002, and $671,352,000 in
Fiscal Year 2003. Ohio participation in the multi-state lottery commenced in

May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

                  In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.


                  Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently nine school districts in fiscal emergency status and eight in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.


                  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.


                  For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Ten municipalities and one township are in "fiscal emergency" status and seven municipalities in preliminary "fiscal watch" status.


               At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or

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

charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt. In addition, the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no responsibility on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.


                  Although slower than expected growth resulted in revenue shortfalls in fiscal year 2003, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $209.3 million as of June 30, 2002 because (1) the Governor limited the amount of expenditures during fiscal year 2003 and (2) a transfer of $300 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth) was reversed. Through calendar years 2002 and 2003, economic growth in the United States and Pennsylvania was below the projections used to estimate the Commonwealth's fiscal year 2002 and 2003 revenues.


                  The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Fund.

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


                  Certain  litigation is pending against the  Commonwealth  that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of May 20, 2003, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that imply that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.(iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration that was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the
Commonwealth Court and upholding the Commonwealth's statutory appointment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars. (v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

                  The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued specialty revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under a five year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $840.6 million in specialty revenue bonds outstanding as of June 30, 2002.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA with stable outlook by S&P, Aa2 by Moody's and AAA by Fitch Ratings and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB with stable outlook and BB with positive outlook, respectively, by S&P, Baa1 and Ba1, respectively, by Moody's and AAA and BB, respectively by Fitch Ratings.


OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

                  Investments by the Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the

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

period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER
------------------

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.


                  The International Equity, Large Cap Core Equity, Large Cap Growth, Mid Cap Growth, Small Cap Growth, Small Cap Value, Balanced Allocation, Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. Consequently, the portfolio turnover rates for the Large Cap Core Equity, Large Cap Growth, Mid Cap Growth, Small Cap Growth and Balanced Allocation Funds during the last fiscal year and the portfolio turnover rate for the Bond Fund and the Government Mortgage Fund during the last two fiscal years have been high. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. The High Yield Bond and Strategic Income Bond Funds had not commenced operations and the Small Cap Core had a limited operating history as of the date of this SAI and, consequently, have no portfolio turnover history.


                             INVESTMENT LIMITATIONS
                             ----------------------

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

         (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.


                  Each of the Equity Funds, the Fixed Income Funds, the Balanced Allocation Fund and the Intermediate Tax Exempt Bond Fund may not:


                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

                  Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In   addition,   the  Funds  are  subject  to  the   following
non-fundamental   limitations,   which  may  be  changed  without  the  vote  of
shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3.  Purchase   securities  on  margin,  make  short  sales  of
securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Equity Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.

                  The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.

                                 NET ASSET VALUE
                                 ---------------

VALUATION OF THE MONEY MARKET FUNDS
-----------------------------------

                  The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each  Money   Market  Fund   invests   only  in   high-quality
instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES
----------------------------

                  Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES
------------------------------

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES
-------------------------------


                  Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.


                  A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


VALUATION OF THE AGGRESSIVE  ALLOCATION AND  CONSERVATIVE  ALLOCATION  FUNDS AND
--------------------------------------------------------------------------------
SHARES OF OTHER MUTUAL FUNDS
----------------------------
                  Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


OTHER
-----


                  Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a fund.


                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.


                  The applicable Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade on foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to financial institutions investing for their own or their customers' accounts at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class C Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class B Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class C Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class C Shares of the Money Market Fund are also available for purchase by retirement plans. Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A, Class B and Class C Shares. Class R Shares of the Funds are generally sold to investors through tax advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans. Class R Shares are sold at the public offering price based on a Fund's net asset value and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchases as described in the Prospectus for class R Shares. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.


                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.


                  The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:

                  EQUITY FUNDS (OTHER THAN THE S&P 500 INDEX FUND) AND ASSET ALLOCATION FUNDS:
                  1.00% on amounts between $1 million and $5 million; plus
                  0.50% on amounts between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  FIXED INCOME FUNDS,  TAX-FREE BOND FUNDS AND THE S&P 500 INDEX
                  FUND:

                  0.50% on amounts between $1 million and $5 million; plus 0.25% on amounts over $5 million

                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds. The Adviser compensates its affiliate, NatCity Investments, Inc. from 0.10% to 0.20% of the average daily net assets of (1) the Class I Shares for institutional clients investing in any Armada Money Market Fund being serviced by NatCity Investments, Inc. and (2) the Class A Shares for those NatCity Investments, Inc. customers using any Armada Money Market Fund as a sweep vehicle for uninvested cash in their brokerage accounts.


                  For  the  last  three  fiscal  years,   sales  loads  paid  by
shareholders of Class A Shares were as follows:



FUND                                                                 2004               2003              2002
----                                                                 ----               ----              ----
International Equity Fund......................................  $ 18,980           $128,879          $ 16,565
Large Cap Core Equity Fund.....................................  $155,862           $ 22,399          $ 14,325
Large Cap Growth Fund..........................................  $264,829           $ 91,854          $ 55,996
Large Cap Value Fund...........................................  $227,357           $ 73,122          $ 32,104
Mid Cap Growth Fund............................................  $ 68,221           $ 28,378          $ 13,219
Mid Cap Value Fund.............................................  $164,878           $ 31,189 1               *
S&P 500 Index Fund.............................................  $ 18,081           $ 36,366          $ 38,655
Small Cap Core Fund                                              $    252 2                *                 *
Small Cap Growth Fund..........................................  $131,962           $ 24,015          $ 30,296
Small Cap Value Fund...........................................  $328,269           $827,924          $301,909
Tax Managed Equity Fund........................................  $ 13,743           $ 18,458          $ 56,500
Aggressive Allocation Fund.....................................  $ 16,746           $  8,033          $  7,596
Balanced Allocation Fund.......................................  $ 71,568           $ 42,585          $ 24,507
Conservative Allocation Fund...................................  $  9,800           $  5,354          $  7,262
Bond Fund......................................................  $ 16,615           $ 44,850          $ 20,183
Government Mortgage Fund.......................................  $109,720           $113,451          $ 39,093
Intermediate Bond Fund.........................................  $224,181           $116,751          $  6,934
Limited Maturity Bond Fund.....................................  $ 19,194           $ 34,913          $ 11,347
Total Return Advantage Fund....................................  $ 34,087           $ 30,198          $  1,031
Ultra Short Bond Fund..........................................  $ 26,376           $    268 3               *
Intermediate Tax Exempt Bond Fund..............................  $ 22,316           $ 24,998          $ 14,779
Michigan Intermediate Municipal Bond Fund......................  $ 11,191           $ 14,804          $ 24,603
Ohio Intermediate Tax Exempt Bond Fund.........................  $ 47,897           $117,016          $ 39,698
Pennsylvania Intermediate Municipal Bond Fund..................  $  6,053           $  3,937          $ 13,464

*  Not in operation during the period.
1  For the period July 1, 2002 (commencement of operations) to May 31, 2003.
2  For the period April 2, 2004 (commencement of operations) to May 31, 2004.
3  For the period January 6, 2003 (commencement of operations) to May 31, 2003.

                  For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:



FUND                                                                  2004                 2003                2002
----                                                                  ----                 ----                ----

International Equity Fund........................................  $ 2,520              $ 5,222             $ 5,063
Large Cap Core Equity Fund.......................................  $ 4,960              $ 4,632             $ 1,559
Large Cap Growth Fund............................................  $18,605              $ 7,436             $ 6,796
Large Cap Value Fund.............................................  $15,594              $ 8,268             $ 8,785
Mid Cap Growth Fund..............................................  $ 2,196              $ 1,932             $ 3,948
Mid Cap Value Fund                                                 $ 4,933              $     0             $     0
S&P 500 Index Fund...............................................  $ 8,367              $ 2,891             $ 3,571
Small Cap Core Fund                                                $     0 1                  *                   *
Small Cap Growth Fund............................................  $ 6,020              $ 4,517             $ 8,400
Small Cap Value Fund.............................................  $40,138              $43,309             $ 3,456
Tax Managed Equity Fund..........................................  $18,052              $46,433             $15,469
Aggressive Allocation Fund.......................................  $ 6,611              $   787             $   212
Balanced Allocation Fund.........................................  $16,848              $13,524             $ 7,364
Conservative Allocation Fund.....................................  $ 3,126              $ 2,026             $ 1,890 2
Bond Fund........................................................  $ 4,672              $ 5,568             $ 2,731
Government Mortgage Fund.........................................  $22,370              $10,035             $ 3,605
Intermediate Bond Fund...........................................  $35,841              $ 3,959             $ 3,126
Limited Maturity Bond Fund.......................................  $12,944              $12,807             $ 4,096
Total Return Advantage Fund......................................  $ 6,447              $ 1,680             $   500
Intermediate Tax Exempt Bond Fund................................  $   353              $ 1,940             $ 4,902
Michigan Intermediate Municipal Bond Fund........................  $ 4,595              $   704             $    76
Ohio Intermediate Tax Exempt Bond Fund...........................  $ 2,058              $     0             $     0 3
Pennsylvania Intermediate Municipal Bond Fund....................  $     0              $ 1,564             $     0
Money Market Fund................................................  $     0              $ 7,708             $ 7,949

*  Not in operation during the period.
1  For the period April 2, 2004 (commencement of operations) to May 31, 2004.
2  For the period July 13, 2001 (commencement of operations) to May 31, 2002.
3  For the period December 4, 2001 (commencement of operations) to May 31, 2002.

                  For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:



FUND                                                                   2004          2003          2002
----                                                                   ----          ----          ----

International Equity Fund.........................................  $ 2,900        $   76        $   27
Large Cap Core Equity Fund........................................  $ 1,203        $  463        $    0
Large Cap Growth Fund.............................................  $    89        $  244        $   19
Large Cap Value Fund..............................................  $   921        $  156        $    6
Mid Cap Growth Fund...............................................  $    12        $   46        $   40
Mid Cap Value Fund                                                  $     0 1           *             *
S&P 500 Index Fund................................................  $   342        $   46        $    3
Small Cap Core Fund                                                 $     0 2           *             *
Small Cap Growth Fund.............................................  $ 1,183        $   33        $    4
Small Cap Value Fund..............................................  $12,361        $7,245        $  141
Tax Managed Equity Fund...........................................  $   212        $  649        $  211


FUND                                                                   2004          2003          2002
----                                                                   ----          ----          ----


Aggressive Allocation Fund........................................  $    99        $  286        $   40 3
Balanced Allocation Fund..........................................  $   317        $1,132        $   19
Conservative Allocation Fund......................................  $   493        $  719        $  481
Bond Fund.........................................................  $    91        $  325        $   60
Government Mortgage Fund..........................................  $ 1,886        $2,088        $   93
High Yield Bond Fund..............................................        *             *             *
Intermediate Bond Fund............................................  $ 2,948        $  642        $    0
Limited Maturity Bond Fund........................................  $ 5,442        $2,134        $1,025
Strategic Income Bond Fund........................................        *             *             *
Total Return Advantage Fund.......................................  $ 1,141        $    0        $  489
Ultra Short Bond Fund.............................................  $     0        $    0             *
Intermediate Tax Exempt Bond Fund.................................  $ 1,009        $    0        $    0
Michigan Intermediate Municipal Bond Fund.........................  $     0        $    0        $    0 4
Ohio Intermediate Tax Exempt Bond Fund............................  $   710        $  884        $5,490
Pennsylvania Intermediate Municipal Bond Fund.....................  $    14        $    0        $   45
Money Market Fund.................................................  $     0        $1,045        $    5

*  Not in operation during the period.
1  For the period June 4, 2003 (commencement of operations) through May 31, 2004.
2  For the period April 2, 2004 (commencement of operations) through May 31, 2004.
3  For the period June 28, 2001 (commencement of operations) through May 31, 2002.
4  For the period August 6, 2001 (commencement of operations) through May 31, 2002.


                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND
--------------------------------------------


                  An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2004 is as follows:


                                                                   INTERNATIONAL                   LARGE CAP CORE
                                                                    EQUITY FUND                      EQUITY FUND
                                                                   -------------                    -------------
Net Assets of A Shares                                                      $11,693,422                     $8,647,377
Outstanding A Shares                                                          1,159,400                        800,279
Net Asset Value Per Share                                                        $10.09                         $10.81
Sales Charge, 5.50% of offering price                                             $0.59                          $0.63
Offering to Public                                                               $10.68                         $11.44


                                                                 LARGE CAP GROWTH
                                                                        FUND
                                                                 ----------------
Net Assets of A Shares                                                     $142,014,947
Outstanding A Shares                                                          7,681,510
Net Asset Value Per Share                                                        $18.49
Sales Charge, 5.50% of offering price                                             $1.08
Offering to Public                                                               $19.57


                                                                     LARGE CAP                         MID CAP
                                                                     VALUE FUND                      GROWTH FUND
                                                                     ----------                      -----------
Net Assets of A Shares                                                      $41,023,017                    $19,092,343
Outstanding A Shares                                                          2,502,338                      3,019,513
Net Asset Value Per Share                                                        $16.39                          $6.32
Sales Charge, 5.50% of offering price                                             $0.95                          $0.37
Offering to Public                                                               $17.34                          $6.69


                                                                      MID CAP                      SMALL CAP CORE
                                                                    VALUE FUND                           FUND
                                                                    ----------                     --------------
Net Assets of A Shares                                                       $5,312,439                       $240,576
Outstanding A Shares                                                            426,956                         25,337
Net Asset Value Per Share                                                        $12.44                          $9.50
Sales Charge, 5.50% of offering price                                             $0.72                          $0.55
Offering to Public                                                               $13.16                         $10.05


                                                                     SMALL CAP                        SMALL CAP
                                                                    GROWTH FUND                       VALUE FUND
                                                                    -----------                       ----------
Net Assets of A Shares                                                      $22,493,320                   $202,755,240
Outstanding A Shares                                                          2,516,978                      9,463,675
Net Asset Value Per Share                                                         $8.94                         $21.42
Sales Charge, 5.50% of offering price                                             $0.52                          $1.25
Offering to Public                                                                $9.46                         $22.67


                                                                    TAX MANAGED
                                                                    EQUITY FUND
                                                                    -----------
Net Assets of A Shares                                                      $11,481,985
Outstanding A Shares                                                          1,130,587
Net Asset Value Per Share                                                        $10.16
Sales Charge, 5.50% of offering price                                             $0.59
Offering to Public                                                               $10.75


                                                                S&P 500 INDEX FUND
                                                                ------------------
Net Assets of A Shares                                                      $16,110,783
Outstanding A Shares                                                          1,671,138
Net Asset Value Per Share                                                         $9.64
Sales Charge 2.50% of Offering Price                                              $0.25
Offering to Public                                                                $9.89


                                                                    AGGRESSIVE                         BALANCED
                                                                  ALLOCATION FUND                  ALLOCATION FUND
                                                                  ---------------                  ---------------
Net Assets of A Shares                                                       $3,519,016                   $16,898,201
Outstanding A Shares                                                            381,933                     1,805,143
Net Asset Value Per Share                                                         $9.21                         $9.36
Sales Charge, 4.75% of offering price                                             $0.46                         $0.47
Offering to Public                                                                $9.67                         $9.83


                                                                   CONSERVATIVE
                                                                  ALLOCATION FUND
                                                                  ---------------
Net Assets of A Shares                                                       $3,456,959
Outstanding A Shares                                                            345,741
Net Asset Value Per Share                                                        $10.00
Sales Charge, 4.75% of offering price                                             $0.50
Offering to Public                                                               $10.50


                                                                                                     GOVERNMENT
                                                                      BOND FUND                     MORTGAGE FUND
                                                                      ---------                     -------------
Net Assets of A Shares                                                      $11,193,181               $17,184,507
Outstanding A Shares                                                          1,119,026                 1,862,033
Net Asset Value Per Share                                                        $10.00                     $9.23
Sales Charge 4.50% of Offering Price                                              $0.47                     $0.43
Offering to Public                                                               $10.00                     $9.66


                                                                 INTERMEDIATE BOND              TOTAL RETURN ADVANTAGE
                                                                        FUND                             FUND
                                                                 -----------------              ----------------------
Net Assets of A Shares                                                      $13,662,508                $4,359,401
Outstanding A Shares                                                          1,276,671                   426,366
Net Asset Value Per Share                                                        $10.70                    $10.22
Sales Charge 4.50% of Offering Price                                              $0.50                     $0.48
Offering to Public                                                               $11.20                    $10.70



                                                                 LIMITED MATURITY
                                                                     BOND FUND
                                                                 ----------------
Net Assets of A Shares                                                       $7,808,793
Outstanding A Shares                                                            782,451
Net Asset Value Per Share                                                         $9.98
Sales Charge 2.00% of Offering Price                                              $0.20
Offering to Public                                                               $10.18


                                                                    ULTRA SHORT
                                                                     BOND FUND
                                                                    -----------
Net Assets of A Shares                                                       $3,177,861
Outstanding A Shares                                                            318,157
Net Asset Value Per Share                                                         $9.99
Sales Charge 1.00% of Offering Price                                              $0.10
Offering to Public                                                               $10.09


                                                             INTERMEDIATE TAX EXEMPT         MICHIGAN INTERMEDIATE
                                                                    BOND FUND                 MUNICIPAL BOND FUND
                                                             -----------------------         ---------------------
Net Assets of A shares                                                       $8,294,892                    $12,919,858
Outstanding A shares                                                            815,827                      1,183,018
Net Asset Value Per Share                                                        $10.17                         $10.92
Sales Charge, 3.00% of offering price                                             $0.31                          $0.34
Offering to Public                                                               $10.48                         $11.26


                                                         OHIO INTERMEDIATE TAX EXEMPT     PENNSYLVANIA INTERMEDIATE
                                                                  BOND FUND                  MUNICIPAL BOND FUND
                                                         ----------------------------     -------------------------
Net Assets of A Shares                                                       $9,617,701                     $1,299,269
Outstanding A Shares                                                            861,302                        123.926
Net Asset Value Per Share                                                        $11.17                         $10.48
Sales Charge 3.00% of Offering Price                                              $0.35                          $0.32
Offering to Public                                                               $11.52                         $10.80

An illustration of the computation of the offering price per Class A share of the High Yield Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                             HIGH YIELD
                                                             BOND FUND
                                                             ----------
Net Assets of A Shares                                                      $100
Outstanding A Shares                                                          10
Net Asset Value Per Share                                                 $10.00
Sales Charge, 4.50% of offering price                                      $0.47
Offering to Public                                                        $10.47

An illustration of the computation of the offering price per Class A share of the Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                            STRATEGIC
                                                         INCOME BOND FUND
                                                         ----------------
Net Assets of A Shares                                                     $100
Outstanding A Shares                                                         10
Net Asset Value Per Share                                                $10.00
Sales Charge, 4.75% of offering price                                     $0.50
Offering to Public                                                       $10.50

EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Shares or Class R Shares as described in the applicable Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares or Class R shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:


International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 5                           Class R Shares

Large Cap Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 5                           Class R Shares
Large Cap Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 5                           Class R Shares
Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 5                           Class R Shares
Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 5                          Class R Shares
Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 5                          Class R Shares
S&P 500 Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 5                           Class R Shares
Small Cap Core Fund
         Class EEE                                            Class I Shares
         Class EEE - Special Series 1                         Class A Shares
         Class EEE - Special Series 2                         Class B Shares
         Class EEE - Special Series 3                         Class C Shares
         Class EEE - Special Series 5                         Class R Shares

Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 5                           Class R Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 5                           Class R Shares
Tax Managed Equity Fund
         Class Z                                              Class I Shares
         Class Z - Special Series 1                           Class A Shares
         Class Z - Special Series 2                           Class B Shares
         Class Z - Special Series 3                           Class C Shares
         Class Z - Special Series 5                           Class R Shares
Aggressive Allocation Fund
         Class NN                                             Class I Shares
         Class NN - Special Series 1                          Class A Shares
         Class NN - Special Series 2                          Class B Shares
         Class NN - Special Series 3                          Class C Shares
         Class NN - Special Series 5                          Class R Shares
Balanced Allocation Fund
         Class AA                                             Class I Shares
         Class AA - Special Series 1                          Class A Shares
         Class AA - Special Series 2                          Class B Shares
         Class AA - Special Series 3                          Class C Shares
         Class AA - Special Series 5                          Class R Shares
Conservative Allocation Fund
         Class OO                                             Class I Shares
         Class OO - Special Series 1                          Class A Shares
         Class OO - Special Series 2                          Class B Shares
         Class OO - Special Series 3                          Class C Shares
         Class OO - Special Series 5                          Class R Shares
Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 5                           Class R Shares
Government Mortgage Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares

         Class DD - Special Series 3                          Class C Shares
                  Class DD - Special Series 5                 Class R Shares
High Yield Bond Fund
         Class QQ                                             Class I Shares
         Class QQ - Special Series 1                          Class A Shares
         Class QQ - Special Series 2                          Class B Shares
         Class QQ - Special Series 3                          Class C Shares
         Class QQ - Special Series 5                          Class R Shares
Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 5                           Class R Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 5                           Class R Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 5                          Class R Shares
Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 5                           Class R Shares
Ultra Short Bond Fund
         Class SS                                             Class I Shares
         Class SS - Special Series 1                          Class A Shares
         Class SS - Special Series 2                          Class B Shares
         Class SS - Special Series 3                          Class C Shares
         Class SS - Special Series 5                          Class R Shares


Intermediate Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
                  Class L - Special Series 3                  Class C Shares
Michigan Intermediate Municipal Bond Fund

         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
Ohio Intermediate Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
                  Class K - Special Series 3                  Class C Shares
Pennsylvania Intermediate Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
                  Class T - Special Series 3                  Class C Shares

Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 5                           Class R Shares
Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D- Special Series 1                            Class A Shares
         Class D- Special Series 2                            Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares
Treasury Plus Money Market Fund
         Class CC                                             Class I Shares
         Class CC - Special Series 1                          Class A Shares


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares and only Class R Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class R Shares.


                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


                  Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL  TAX  INFORMATION  CONCERNING  THE  TAX-FREE  BOND FUNDS AND THE OHIO
--------------------------------------------------------------------------------
MUNICIPAL  MONEY  MARKET,  PENNSYLVANIA  TAX EXEMPT  MONEY MARKET AND TAX EXEMPT
--------------------------------------------------------------------------------
MONEY MARKET FUNDS.
-------------------

                  As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.


ADDITIONAL TAX INFORMATION  CONCERNING THE MICHIGAN INTERMEDIATE  MUNICIPAL BOND
--------------------------------------------------------------------------------
FUND
----

                  Distributions received from the Michigan Intermediate Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt obligations of the State of Michigan or its political subdivisions, agencies and instrumentalities (or certain limited Federally tax exempt obligations). Fund distributions attributable to any other source than those described above, including long or short term capital gains, will be fully taxable. Certain Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities, but to the extent they are not subject to Michigan personal income tax they are generally not subject to those city income taxes.


ADDITIONAL TAX INFORMATION  CONCERNING THE OHIO INTERMEDIATE TAX EXEMPT BOND AND
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUNDS
---------------------------------

                  The Ohio Intermediate Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.


                  Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.


ADDITIONAL TAX INFORMATION  CONCERNING THE PENNSYLVANIA  INTERMEDIATE  MUNICIPAL
--------------------------------------------------------------------------------
BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS
---------------------------------------------------


                  Shareholders of the Pennsylvania Intermediate Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

                  Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Intermediate Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.


                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."




                                                                                              Number of
                                                   Length of                               Portfolios in
                                 Position(s)          Time                                 Fund Complex 3
    Name, Address 1,              Held with        Served in    Principal Occupation(s)     Overseen by        Other Directorships
 Date of Birth and Age            the Trust        Position 2     During Past 5 Years        Trustee            Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary                  Chairman of         Since     Retired Co-Chairman of             31         Director, Strategic
Date of Birth: 9/30/33           the Board and     February    Ernst & Young, April 1984                     Distribution, Inc.,
Age: 71                          Trustee             1996      to September 1993.                            since January 1999;
                                                                                                             Director, Commercial
                                                                                                             Metals Company, since
                                                                                                             March 2001.

John F. Durkott                  Trustee             Since     President and Chief                  31         None
Date of Birth: 7/11/44                             November    Executive Officer, Kittle's
Age: 60                                              1993      Home Furnishings Center,
                                                               Inc., since January 2002;
                                                               President and Chief
                                                               Operating Officer, since
                                                               1982; Partner, Kittle's
                                                               Bloomington Properties LLC,
                                                               from January 1981 through
                                                               2003; Partner, KK&D LLC,
                                                               from January 1989 through
                                                               2003; Partner, KK&D II LLC,
                                                               from February 1998 through
                                                               2003 (affiliated real
                                                               estate companies of
                                                               Kittle's Home Furnishings
                                                               Center, Inc.).


                                                                                              Number of
                                                   Length of                               Portfolios in
                                 Position(s)         Time                                  Fund Complex 3
    Name, Address 1,              Held with        Served in    Principal Occupation(s)     Overseen by        Other Directorships
 Date of Birth and Age            the Trust        Position 2     During Past 5 Years        Trustee            Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                Trustee             Since     Retired Chairman,                  31         None
Date of Birth: 12/4/36                              November    President and Chief
Age:  67                                             1997      Executive Officer,
                                                               Centerior Energy (electric
                                                               utility), March 1992 to
                                                               October 1997.

Richard W. Furst                 Trustee             Since     Dean Emeritus, Gatton                31         None
Date of Birth: 9/13/38                             June 1990   College of Business and
Age:  66                                                       Economics, University of
                                                               Kentucky, since June 2003;
                                                               Garvice D. Kincaid
                                                               Professor of Finance, since
                                                               1981; Dean, Gatton College
                                                               of Business and Economics,
                                                               University of Kentucky,
                                                               1981 - June 2003.

Gerald L. Gherlein               Trustee             Since     Retired Executive                  31         None
Date of Birth:  2/16/38                              July      Vice-President and General
Age:  66                                             1997      Counsel, Eaton Corporation
                                                               (global manufacturing),
                                                               1991 to March 2000.

Kathleen A. Obert                Trustee             Since     Chairman and CEO, Edward           31         None
Date of Birth:  8/3/58                            August 2002  Howard & Co. (public
Age:  46                                                       relations agency), since
                                                               2001; CEO, Edward Howard &
                                                               Co., 2000-2001; VP/Senior
                                                               VP, Edward Howard & Co.,
                                                               1992-2000.

J. William Pullen                Trustee           Since May   President and Chief                31         None
Date of Birth:  4/24/39                              1993      Executive Officer, Whayne
Age:  65                                                       Supply Co. (engine and
                                                               heavy equipment
                                                               distribution), since 1986.


                                                                                              Number of
                                                   Length of                               Portfolios in
                                 Position(s)         Time                                  Fund Complex 3
    Name, Address 1,              Held with        Served in    Principal Occupation(s)     Overseen by        Other Directorships
 Date of Birth and Age            the Trust        Position 2     During Past 5 Years        Trustee            Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
John G. Breen 5                  Trustee              Since     Retired Chairman and CEO,         31         Director, The Sherwin
Date of Birth:  7/21/34                            August 2002  The Sherwin Williams Co.,                    Williams Co.; Director,
Age:  70                                                        until May 2000.                              Parker Hannifin Corp.;
                                                                                                             Director, Mead Westvaco
                                                                                                             Corp.; Director,
                                                                                                             Goodyear Tire & Rubber
                                                                                                             Co.; Director, The
                                                                                                             Stanley Works.

Herbert R. Martens, Jr. 5        President,           Since     Executive Vice President,         31         None
Date of Birth:  8/6/52           Chief Legal        November    National City Corporation
Age:  52                         Officer and          1997      (bank holding company),
                                 Trustee                        since July 1997; Chairman
                                                                and CEO, NatCity
                                                                Investments, Inc.
                                                                (investment banking),
                                                                since July 1995.


OFFICERS
--------
Kathleen T. Barr 6               Senior Vice          Since     Senior Vice President             N/A                     N/A
1900 E. 9th Street, 22nd Floor   President,         February    (formerly Vice President)
Cleveland, OH  44114             Chief                2003      and Managing Director of
Date of Birth: 5/2/55            Administrative                 Armada Funds Group,
Age:  49                         Officer and                    National City Bank, since
                                 Chief                          June 1999; Managing
                                 Compliance                     Director, National City
                                 Officer                        Investment Management
                                                                Company, since May 1996.

W. Bruce McConnel 7              Secretary            Since     Partner, Drinker Biddle &         N/A                     N/A
One Logan Square                                   August 1985  Reath LLP, Philadelphia,
18th and Cherry Streets                                         Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  61

Dennis J. Westley 7              Treasurer            Since     Vice President and                N/A                     N/A
103 Bellevue Parkway                                May 2003    Managing Director,
Wilmington, DE 19809                                            Accounting and
Date of Birth: 4/16/59                                          Administration, PFPC
Age:  45                                                        Inc., since July 2001;
                                                                Vice President and
                                                                Accounting Director, PFPC
                                                                Inc., 1997 to 2001.

1 Each trustee can be contacted  by writing to National  City Bank,  c/o Michael
  Nanosky, 1900 East 9th Street, 22nd Floor, Cleveland, OH 44114.

2 Each trustee  holds office  until the next  meeting of  shareholders  at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
3 The "Fund Complex" consists of all registered  investment  companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
4 Includes  directorships  of companies  required to report to the SEC under the
  Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of the Armada Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of the Armada Advantage Fund.
5 Mr. Breen is considered to be an  "interested  person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
6 Ms. Barr also serves as Senior Vice President and Chief Compliance  Officer of
  The Armada Advantage Fund. She previously served as Assistant Treasurer and Chief Compliance Officer of the Trust and The Armada Advantage Fund from August 2002 until February 2003.
7 Mr.   McConnel  and  Mr.  Westley  also  serve  as  Secretary  and  Treasurer, respectively, of The Armada Advantage Fund.


         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

BOARD COMMITTEES

         The Board of Trustees has established two committees, i.e., Audit Committee and Nominating Committee.

         The Audit Committee consists of all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's independent auditors, reviews and approves the audit and non-audit services performed by the independent auditors, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held 5 formal meetings during the last fiscal year.


         The Nominating Committee includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Armada fund family in the aggregate as of December 31, 2003.

INDEPENDENT TRUSTEES



--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT D. NEARY                                                                                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Municipal Money Market Fund                       Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN F. DURKOTT                                                                                  $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT J. FARLING                                                                               Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                            $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Growth Fund                                  Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Ultra Fund                                $10,001 - $50,000 2
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Value Fund                                  $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Mid Cap Growth Fund                                   $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                   over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Government Mortgage Fund                              $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Money Market Fund                                     $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
RICHARD W. FURST                                                                              $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                    $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Total Return Advantage Fund                           $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
GERALD L. GHERLEIN                                                                              Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                             $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Intermediate Tax Exempt Bond Fund                     $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------


--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
J. WILLIAM PULLEN                                                                                Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                             $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                            $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                 $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------
KATHLEEN A. OBERT                                                                                $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------



INTERESTED TRUSTEES

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                         DOLLAR RANGE OF              PORTFOLIOS IN THE TRUST OVERSEEN
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1                BY TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN G. BREEN                                                                                   Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Money Market Fund                                     Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
HERBERT R. MARTENS, JR.                                                                         Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    S&P 500 Index Fund                                    Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Small Cap Value Fund                                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Bond Fund                                              $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Money Market Fund                                      $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------

1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2003
2  Reorganized into the Large Cap Growth Fund on April 23, 2004.

         As of December 31, 2003, the Trustees and officers of the Trust as a group owned beneficially 1.43% of Class I Shares of the Ohio Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.


CERTAIN INTERESTS OF INDEPENDENT TRUSTEES


         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2003 was not greater than $4.5 million. The balance outstanding as of December 31, 2003 was $2.7 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.


         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of five months ending December 31, 2002. In addition, EH&C undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2001 through December 31, 2002, EH&C earned approximately $95,000 in fees for these services. From January 1, 2003 through December 31, 2003, EH&C earned approximately $250,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.


BOARD COMPENSATION

         Effective February 20, 2002, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and The Armada Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.


         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2004:


                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex
----------------                     --------------   -------------------    ----------------   -------------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                   $55,933                 $0                  $0                 $56,000

John F. Durkott, Trustee               $43,950                 $0                  $0                 $44,000


                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex
----------------                     --------------   -------------------    ----------------   -------------------
Robert J. Farling, Trustee                 $43,950             $0                  $0                $44,000

Richard W. Furst, Trustee                  $43,950             $0                  $0                $44,000

Gerald L. Gherlein, Trustee                $43,950             $0                  $0                $44,000

Kathleen A. Obert, Trustee                 $38,959             $0                  $0                $39,000

J. William Pullen, Trustee                 $43,950             $0                  $0                $44,000

INTERESTED TRUSTEE

John G. Breen, Trustee                     $31,966             $0                  $0                $32,000

Herbert R. Martens, Jr., President
and Trustee                                $0                  $0                  $0                $0


CODE OF ETHICS
--------------


                  The Trust, the Adviser and the Sub-Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act that (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENTS
-------------------


                  The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, S&P 500 Index, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Intermediate Bond, Bond, Large Cap Growth, Large Cap Value, Intermediate Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Municipal Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Large Cap Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Government Mortgage, Michigan Intermediate Municipal Bond and Treasury Plus Money Market Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory
Agreement  dated  March 5,  2001;  (f) Mid Cap  Value  Fund  under  an  Advisory
Agreement dated June 28, 2002; (g) Ultra Short Bond Fund under an Advisory Agreement dated December 3, 2002; and (h) Small Cap Core Fund under an Advisory Agreement dated April 1, 2004. The High Yield Bond Fund and Strategic Income Bond Fund will each enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  The Adviser has entered into a Sub-Advisory Agreement with Allegiant dated April 1, 2004 on behalf of the Small Cap Core Fund (the "Sub-Advisory Agreement"). Allegiant, a wholly-owned subsidiary of National City Bank, is a registered investment adviser with the SEC with over $506 million in assets under management as of June 30, 2004. Allegiant is located at 100 South Brentwood, Suite 100, St. Louis, Missouri 63105.


                  For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:


FUND                                                                   2004                2003               2002
----                                                                   ----                ----               ----

International Equity Fund......................................    $ 3,566,641        $ 4,563,312         $ 6,315,575
Large Cap Core Equity Fund.....................................    $ 1,471,557        $ 1,002,757         $   938,854
Large Cap Growth Fund..........................................    $ 5,340,288        $ 4,915,451         $ 7,081,190
Large Cap Value Fund...........................................    $ 4,252,653        $ 4,386,996         $ 5,528,512
Mid Cap Growth Fund 1..........................................    $   854,944        $ 1,074,262         $ 1,951,892
Mid Cap Value Fund.............................................    $   474,027        $   126,976 2                 *
S&P 500 Index Fund.............................................    $   740,999        $   540,430         $   672,302
Small Cap Core Fund                                                $    39,324 3                *                   *
Small Cap Growth Fund..........................................    $ 2,051,775        $ 1,957,762         $ 3,256,415
Small Cap Value Fund...........................................    $10,424,325        $ 8,380,578         $ 7,168,746
Tax Managed Equity Fund........................................    $   937,663        $ 1,203,492         $ 1,693,234
Aggressive Allocation Fund..................................       $         0        $         0         $         0
Balanced Allocation Fund.......................................    $ 1,143,165        $ 1,078,441         $ 1,413,210
Conservative Allocation Fund................................       $         0        $         0         $         0
Bond Fund......................................................    $ 2,925,943        $ 3,853,508         $ 4,578,426
Government Mortgage Fund 1.....................................    $ 1,134,004        $ 1,198,943         $ 1,102,027
Intermediate Bond Fund.........................................    $ 1,788,449        $ 1,623,335         $ 1,410,446
Limited Maturity Bond Fund.....................................    $ 1,186,168        $   936,606         $   716,746
Total Return Advantage Fund....................................    $ 1,125,615        $   989,359         $ 1,105,731
Ultra Short Bond Fund..........................................    $   316,505        $    30,227 4                 *
Intermediate Tax Exempt Bond Fund..............................    $   721,938        $   706,173         $   684,794
Michigan Intermediate Municipal Bond Fund 1....................    $   617,253        $   629,904         $   660,213
Ohio Intermediate Tax Exempt Bond Fund.........................    $   732,093        $   696,993         $   676,233
Pennsylvania Intermediate Municipal Bond Fund..................    $   231,848        $   224,911         $   189,644
Government Money Market Fund...................................    $ 6,001,156        $ 6,722,530         $ 6,495,588
Money Market Fund..............................................    $10,794,622        $13,338,568         $14,222,272
Ohio Municipal Money Market Fund...............................    $   412,758        $   431,136         $   406,161
Pennsylvania Tax Exempt Money Market Fund......................    $   280,219        $   293,871         $   295,127
Tax Exempt Money Market Fund...................................    $ 1,061,724        $ 1,293,251         $ 1,244,627
Treasury Money Market Fund.....................................    $ 1,513,738        $ 1,434,542         $ 1,232,821
Treasury Plus Money Market Fund 1..............................    $   456,023        $   675,463         $   693,331

----------
*  Not in operation during the period.
1  Advisory fees shown in the tables above for the Mid Cap Growth, Government Mortgage, Michigan Intermediate
   Municipal Bond and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into
   Armada were paid by the corresponding Parkstone Continuing Funds.
2  For the Period July 1, 2002 (commencement of operations) to May 31, 2003.
3  For the Period April 2, 2004 (commencement of operations) to May 31, 2004.
4  For the Period December 2, 2002 (commencement of operations) to May 31, 2003.

During the last three fiscal years, advisory fees were waived as set forth below:




FUND                                                                2004               2003             2002
----                                                                ----               ----             ----
International Equity Fund......................................    $        0      $        0        $        0
Large Cap Core Equity Fund.....................................    $        0      $        0        $        0
Large Cap Growth Fund..........................................    $        0      $        0        $        0
Large Cap Value Fund...........................................    $        0      $        0        $        0
Mid Cap Growth Fund 1..........................................    $  122,543      $        0        $        0
Mid Cap Value Fund.............................................    $   77,372      $   56,198 2               *
S&P 500 Index Fund.............................................    $  555,749      $  405,327        $  504,232
Small Cap Core Fund ...........................................    $        0 3             *                 *
Small Cap Growth Fund .........................................    $        0      $        0        $        0
Small Cap Value Fund...........................................    $        0      $        0        $        0
Tax Managed Equity Fund........................................    $  177,697      $        0        $        0
Aggressive Allocation Fund.....................................    $   21,269      $   14,798        $   13,367
Balanced Allocation Fund.......................................    $        0      $        0        $        0
Conservative Allocation Fund...................................    $   21,235      $   17,453        $   14,212
Bond Fund......................................................    $        0      $        0        $        0
Government Mortgage Fund 1 ....................................    $  219,151      $        0        $        0
Intermediate Bond Fund.........................................    $  670,668      $  608,752        $  528,919
Limited Maturity Bond Fund.....................................    $  338,905      $  267,598        $  204,782
Total Return Advantage Fund....................................    $  422,105      $  371,011        $  486,234
Ultra Short Bond Fund..........................................    $  317,192      $  142,264 4               *
Intermediate Tax Exempt Bond Fund..............................    $  270,727      $  264,815        $  256,798
Michigan Intermediate Municipal Bond Fund 1....................    $  231,470      $  236,215        $  247,580
Ohio Intermediate Tax Exempt Bond Fund.........................    $  274,535      $  261,373        $  253,588
Pennsylvania Intermediate Municipal Bond Fund..................    $   86,944      $   84,342        $   71,117
Government Money Market Fund...................................    $2,400,462      $2,688,898        $2,598,218
Money Market Fund..............................................    $4,317,849      $5,335,389        $5,688,870
Ohio Municipal Money Market Fund...............................    $  550,345      $  574,865        $  541,563
Pennsylvania Tax Exempt Money Market Fund......................    $  467,032      $  489,783        $  491,877
Tax Exempt Money Market Fund...................................    $1,415,632      $1,724,386        $1,659,550
Treasury Money Market Fund.....................................    $  302,748      $  286,917        $  246,571
Treasury Plus Money Market Fund 1..............................    $   56,589      $        0        $        0

----------
*  Not in operation during the period.
1  Advisory fee waivers shown in the table above for the Mid Cap Growth, Government Mortgage, Michigan
   Intermediate Municipal Bond and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada applied to the corresponding Parkstone Continuing Funds.
2  For the Period July 1, 2002 (commencement of operations) to May 31, 2003.
3  For the Period April 2, 2004 (commencement of operations) to May 31, 2004.
4  For the Period December 2, 2002 (commencement of operations) to May 31, 2003.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser has entered into the Sub-Advisory Agreement with Allegiant pursuant to which Allegiant serves as sub-adviser to the Armada Small Cap Core Fund.

                  The Sub-Adviser, subject to the supervision of the Board of Trustees, is responsible for assisting the Adviser in providing to the Armada Small Cap Core Fund a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents. The Sub-Adviser will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the Fund. The Sub-Adviser will provide its services consistent with the investment objective, policies and restrictions of the Armada Small Cap Core Fund stated in its prospectus and statement of additional information and resolutions applicable to the Fund. For its services, the Sub-Adviser will receive investment sub-advisory fees at an annualized rate of 0.50% of the average daily net assets of the Fund.

                  The Adviser (or the Sub-Adviser, as the case may be), will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser (or Sub-Adviser, as the case may be), considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser and the Sub-Adviser or any affiliate of either of them exercises investment discretion. Each of the Adviser and Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Adviser with respect to the accounts as to which it exercises investment discretion.

                  In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser (or the Sub-Adviser, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser (or Sub-Adviser) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser (and the Sub-Adviser with respect to the Armada Small Cap Core Fund) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

                  Each Advisory Agreement and the Sub-Advisory Agreement provides that the Adviser (or the Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or the Sub-Advisory Agreement as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

                  Each Advisory Agreement and the Sub-Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. An Advisory Agreement (and the Sub-Advisory Agreement) may be terminated by the Trust or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment. The Sub-Advisory Agreement also terminates upon the effective date of the termination of the Advisory Agreement with respect to the Armada Small Cap Core Fund.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

                  At a meeting  held on August __,  2004,  the Trust's  Board of
Trustees, including the Independent Trustees, approved the continuation of the Advisory and Sub-Advisory Agreements for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the Trustees at each respective meeting with regard to the Adviser or the Sub-Adviser, as applicable, included (i) the history, organization and client base of the Adviser and the Sub-Adviser, (ii) fee arrangements for the Funds and, for the Adviser, comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's and the Sub-Adviser's relationship with the Funds, (iv) the investment performance for the Funds (or of the Adviser and Sub-Adviser for the Armada Small Cap Core Fund), (v) ancillary services provided by the Adviser and the Sub-Adviser and their affiliates, (vi) for the Adviser, any economies of scale realized by the Adviser and the Funds, and (vii) for the Adviser, the Adviser's direct and indirect costs incurred in providing advisory services. The Trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser and Sub-Adviser in managing the Funds and the Adviser's compliance procedures and controls. At the meeting on August __, 2004, the Board considered an analysis prepared by Strategic Insights for the Trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class. At the meeting on August __, 2004, the Board also considered a report from the Adviser and the Sub-Adviser on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the period July 1, 2003 through June 30, 2004, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.

                  After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements and the Sub-Advisory
Agreement was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreements and the execution of the Sub-Advisory Agreement.


PROXY VOTING POLICIES AND PROCEDURES
------------------------------------


                  The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser or the Sub-Adviser, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by the Trust, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES
--------------------------------------


                  The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 1, 2003 with PFPC Inc. ("PFPC") and National City Bank ("NCB" and, together with PFPC, the "Co-Administrators"), pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. Prior to June 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. Prior to August 1, 2000, SIGFS served as sole administrator to the Trust pursuant to an administration agreement dated as of May 1, 1998 (the "SIGFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIGFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIGFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. SIGFS continued to provide certain administration and accounting services to the Trust until May 31, 2003.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.


                  During the fiscal years ended May 31, 2004, 2003 and 2002 the Trust paid to the Co-Administrators, the Previous Co-Administrators and SIGFS, as appropriate, administration fees, net of fee waivers, as set forth below.


FUND                                                                        2004         2003                2002
----                                                                        ----         ----                ----
International Equity Fund...........................................    $  217,100       $  277,766      $  384,213
Large Cap Core Equity Fund..........................................    $  137,345       $   93,590      $   87,626
Large Cap Growth Fund...............................................    $  498,427       $  458,775      $  660,910
Large Cap Value Fund................................................    $  396,914       $  409,452      $  516,283
Mid Cap Growth Fund 1...............................................    $   68,424       $   76,198      $  136,632
Mid Cap Value Fund..................................................    $   38,598       $   12,822 2             *
S&P 500 Index Fund..................................................    $  259,333       $  189,151      $  235,307
Small Cap Core Fund                                                     $    2,753 3              *               *
Small Cap Growth Fund...............................................    $  143,624       $  137,043      $  227,948
Small Cap Value Fund................................................    $  729,703       $  586,637      $  501,809
Tax Managed Equity Fund.............................................    $  104,100       $  112,326      $  158,035
Aggressive Allocation Fund..........................................    $    5,955       $    4,143      $    3,648
Balanced Allocation Fund............................................    $  106,695       $  100,654      $  131,899
Conservative Allocation Fund........................................    $    5,946       $    4,887      $    3,881
Bond Fund ..........................................................    $  372,393       $  490,444      $  582,706
Government Mortgage Fund 1..........................................    $  172,729       $  152,592      $  140,257
Intermediate Bond Fund..............................................    $  312,978       $  284,083      $  246,827
Limited Maturity Bond Fund..........................................    $  237,234       $  187,319      $  143,318
Total Return Advantage Fund.........................................    $  196,983       $  173,137      $  202,613
Ultra Short Bond Fund...............................................    $  110,897       $   30,186 4             *
Intermediate Tax Exempt Bond Fund...................................    $  126,339       $  123,580      $  119,838
Michigan Intermediate Municipal Bond Fund 1.........................    $  108,019       $  110,233      $  115,537
Ohio Intermediate Tax Exempt Bond Fund..............................    $  128,116       $  121,973      $  118,340
Pennsylvania Intermediate Municipal Bond Fund.......................    $   40,573       $   39,359      $   33,188
Government Money Market Fund........................................    $1,680,324       $1,882,238      $1,818,761
Money Market Fund...................................................    $3,022,494       $3,734,791      $3,982,228


FUND                                                                        2004         2003                2002
----                                                                        ----         ----                ----
Ohio Municipal Money Market Fund....................................    $  192,621       $  201,200      $  189,545
Pennsylvania Tax Exempt Money Market Fund...........................    $  130,769       $  137,139      $  137,725
Tax Exempt Money Market Fund........................................    $  495,471       $  603,527      $  580,835
Treasury Money Market Fund..........................................    $  423,847       $  401,671      $  345,189
Treasury Plus Money Market Fund 1...................................    $  119,609       $  157,607      $  161,776

----------
*  Not in operation during the period.
1  Administration fees shown for the Mid Cap Growth, Government Mortgage, Michigan Intermediate Municipal Bond and
   Treasury Plus Money Market Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2  For the Period July 1, 2002 (commencement of operations) to May 31, 2003.
3  For the period April 2, 2004 (commencement of operations) to May 31, 2004.
4  For the Period December 2, 2002 (commencement of operations) to May 31, 2003.

                  For the fiscal years ended May 31, 2004, 2003 and 2002, no administration fees were waived.


DISTRIBUTION PLANS AND RELATED AGREEMENT
----------------------------------------

                  The Distributor acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares.

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes (the "A and I Shares Plan"), a B Shares Distribution Plan ("B Shares Plan"), a C Shares Distribution Plan (the "C Shares Plan" and an R Shares Distribution Plan (the "R Shares Plan" and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of I Shares and A Shares, B Shares, C Shares and R Shares respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's A and I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.


                  The B Shares Plan provides that the Funds will compensate the Distributor from B Share assets for distribution of B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from C Share assets for distribution of C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The R Shares Plan provides that the Funds will compensate the Distributor from R Shares assets for distribution of R Shares in an amount not to exceed .60% per annum of the average daily net assets of such class. Payments to the Distributor under the B Shares Plan, C Shares Plan and R Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's B Shares, C Shares and R Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B Shares, C Shares and R Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's B Shares, C Shares or R Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such B Shares, C Shares or R Shares;
(e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                  The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.


                  During the fiscal year ended May 31, 2004, the Trust paid the Distributor the following approximate amounts under the A and I Shares Plan, B Shares Plan, C Shares Plan Plan and R Shares Plan for its distribution services and shareholder service assistance. Prior to March 1, 2004, the Trust operated an H Shares Distribution Plan that provided that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The following approximate amounts include payments pursuant to the H Shares Distribution Plan

                       FISCAL YEAR 2004 DISTRIBUTION FEES

PORTFOLIO                                               TOTAL FEES

International Equity Fund                                            $125,022
Large Cap Core Equity Fund                                            121,340
Large Cap Growth Fund                                                 331,750
Large Cap Value Fund                                                  284,047
Mid Cap Growth Fund                                                    63,971
Mid Cap Value Fund                                                     31,606
S&P 500 Index Fund                                                     42,356
Small Cap Core Fund                                                     2,964
Small Cap Growth Fund                                                 121,011
Small Cap Value Fund                                                  635,858
Tax Managed Equity Fund                                                85,113
Aggressive Allocation Fund                                             13,694
Balanced Allocation Fund                                              117,437
Conservative Allocation Fund                                           15,515
Bond Fund                                                             206,950
Government Mortgage Fund                                              156,931
Intermediate Bond Fund                                                248,786
Limited Maturity Bond Fund                                            179,813
Total Return Advantage Fund                                           133,279
Ultra Short Bond Fund                                                  37,646
Intermediate Tax Exempt Bond Fund                                      93,470
Michigan Intermediate Municipal Bond Fund                              78,475

PORTFOLIO                                               TOTAL FEES
Ohio Intermediate Tax Exempt Bond Fund                                 93,225
Pennsylvania Intermediate Municipal Bond Fund                          32,181
Government Money Market Fund                                          983,807
Money Market Fund                                                   1,748,873
Ohio Municipal Money Market Fund                                      118,908
Pennsylvania Tax-Exempt Money Market Fund                              85,571
Tax-Exempt Money Market Fund                                          291,894
Treasury Money Market Fund                                            267,917
Treasury Plus Money Market Fund                                        69,337


*Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.


                  The Adviser and the Co-Administrators use, and, from time to time, the other service providers may use, their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

                  (i) maintain a separate account or accounts in the name of each Fund;
                  (ii) hold and disburse portfolio securities on account of the Funds;
                  (iii) collect and make disbursements of money on behalf of the Funds;
                  (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;
                  (v) respond to correspondence by security brokers and others relating to its duties; and
                  (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

                  (i)    issue and redeem shares of the Fund;
                  (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;
                  (iii) respond to correspondence by security brokers and others relating to its duties;
                  (iv)   maintain shareholder accounts; and
                  (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------


                  The Trust has implemented a Shareholder Services Plan with respect to A Shares, B Shares and C Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's A Shares, B Shares or C Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's A Shares, B Shares or C Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

                  (i) aggregating and processing purchase and redemption requests from customers;
                  (ii) providing customers with a service that invests the assets of their accounts in A Shares, B Shares or C Shares;
                  (iii)  processing dividend payments from the Funds;
                  (iv) providing information periodically to customers showing their position in A Shares, B Shares or C Shares;
                  (v)    arranging for bank wires;
                  (vi) responding to customer inquiries relating to the services performed with respect to A Shares, B Shares or C Shares beneficially owned by customers;
                  (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
                  (viii) forwarding shareholder communications; and
                  (ix)   other similar services requested by the Trust.


                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS
                             ----------------------


                  Pursuant to the Advisory Agreements and the Sub-Advisory Agreement, the Adviser and Allegiant are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio
securities  for  the  Funds.  The  Adviser  and  Allegiant   purchase  portfolio
securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the last three fiscal years, the Trust paid brokerage commissions as follows:


FUND                                                                      2004           2003             2002
----                                                                      ----           ----             ----
International Equity Fund.............................................$1,411,450      $1,549,022       $1,764,917
Large Cap Core Equity Fund............................................$  307,851      $  354,664       $  252,039
Large Cap Growth Fund.................................................$1,576,768      $1,905,163       $1,288,596
Large Cap Value Fund..................................................$  854,451      $  609,518       $  729,112
Mid Cap Growth Fund 1.................................................$1,076,756      $  349,492       $  370,924
Mid Cap Value Fund....................................................$  203,902      $  154,493 2              *
S&P 500 Index Fund....................................................$   35,658      $   67,411       $   62,428
Small Cap Core Fund...................................................$   58,246               *                *
Small Cap Growth Fund.................................................$5,767,660      $1,413,855       $  866,684
Small Cap Value Fund..................................................$6,145,384      $4,997,753       $2,811,280
Tax Managed Equity Fund...............................................$   68,904      $   34,778       $   18,485
Aggressive Allocation Fund............................................$        0      $        0       $        0
Balanced Allocation Fund..............................................$  560,504      $  457,529       $  328,528
Conservative Allocation Fund..........................................$        0      $        0       $        0
Bond Fund.............................................................$        0      $        0       $        0
Government Mortgage Fund 1............................................$        0      $        0       $        0
Intermediate Bond Fund................................................$        0      $        0       $        0
Limited Maturity Bond Fund............................................$        0      $        0       $        0
Total Return Advantage Fund...........................................$        0      $        0       $        0
Ultra Short Bond Fund.................................................$        0      $        0 4     $        0
Intermediate Tax Exempt Bond Fund.....................................$        0      $        0       $        0
Michigan Intermediate Municipal Bond Fund 1...........................$        0      $        0       $        0
Ohio Intermediate Tax Exempt Bond Fund................................$        0      $        0       $        0
Pennsylvania Intermediate Municipal Bond Fund.........................$        0      $        0       $        0

----------
*  Not in operation during the period.

1  Brokerage commissions shown for the Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond
   Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding
   Parkstone Continuing Funds.
2  For the period March 6, 2001  (commencement  of operations) to May 31, 2001.
3  For the period April 2, 2004 (commencement of operations) to May 31, 2004.
4  For the period December 2, 2002 (commencement of operations) to May 31, 2003.

                  While the Adviser and Allegiant generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Allegiant in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements and the Sub-Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Allegiant are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Allegiant may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Allegiant and does not reduce the fees payable to the Adviser by the Funds or to Allegiant by the Adviser. Such information may be useful to the Adviser and Allegiant in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Allegiant in carrying out their obligations to the Funds.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Allegiant, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's or Allegiant's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2004: _________.


                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.


                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Allegiant. Such other Funds, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Allegiant believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreements and the Sub-Advisory Agreement, the Adviser or Allegiant may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.


                              INDEPENDENT AUDITORS
                              --------------------



                  __________, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2003 Annual Reports and incorporated by reference into this SAI have been audited by __________, except as described below.



                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.


                             PERFORMANCE INFORMATION
                             -----------------------

YIELD FOR THE FIXED INCOME FUNDS AND TAX-FREE FUNDS
---------------------------------------------------

                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                 Yield = 2 [([(a-b)/cd] + 1)6) - 1]


   Where:  a =   dividends and interest earned during the period.

           b =   expenses accrued for the period (net of reimbursements).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d =   maximum offering price per share on the last day of the period.

                  The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares" and "Sales Charges - Contingent Deferred Sales Charges - Class B Shares and Class C Shares".

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


YIELDS FOR THE MONEY MARKET FUNDS
---------------------------------

                  Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                  The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.


TOTAL RETURN
------------

                  Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                 T = [(ERV / P)1/n - 1]


   Where:  T     =   average annual total return

           ERV   =   ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

           P     =   hypothetical initial payment of $1,000

           n     =   period covered by the computation, expressed in terms of
                     years

                  Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.


         "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term  capital gain rate for  short-term  capital gains  distributions  and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).


         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


PERFORMANCE REPORTING
---------------------


                  From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Allocation Funds and the Equity Funds may also be compared to: the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Consumer Price Index; data prepared by S&P, which maintains unmanaged indices of groups of common stocks; data prepared by Frank Russell Company, which maintains unmanaged indices of groups of common stocks; or other independent mutual fund reporting services. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index. The performance of the Money Market Funds may be compared to data prepared by iMoneyNet, Inc., or other independent mutual fund reporting services. The performance of the Allocation Funds, Fixed Income Funds and Tax Free Bond Funds may be compared to data prepared by Lehman Brothers and/or Merrill Lynch, which maintain unmanaged indices of groups of fixed income securities, or other independent mutual fund reporting services.

                  Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Yields for the Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                  Performance data will be calculated separately for each class of shares of the Funds.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.


                  As of _______, 2004, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:


FUND NAME AND CLASS/SHAREHOLDER               SHARES OUTSTANDING      PERCENTAGE

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.


         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.


         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


         "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.



LONG-TERM CREDIT RATINGS
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While  such   obligations   will  likely  have  some   quality  and   protective
characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".


         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.


         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely restrictive definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated securities.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, deficiencies in critical mass, diversification and lack of competitive strength may be additional negative considerations.


         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.



NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o  Positive means that a rating may be raised.
             o  Negative means that a rating may be lowered.
             o  Stable means that a rating is not likely to change.
             o  Developing means a rating may be raised or lowered.
             o  N.M. means not meaningful.

MOODY'S


        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.


FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


DBRS

RATING TRENDS


         Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.


RATING ACTIONS


         In addition to confirming or changing ratings, other DBRS rating actions include:

          SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.



MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

          "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

         DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B
                                   ----------



                  Each Equity Fund, Fixed Income Fund and the Balanced Allocation Fund (the "Funds") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information, to seek to increase total return. Such transactions are described in this Appendix.


INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.


                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.


                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

                  Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

                  As described in the Statement of Additional Information, a Fund may use futures for non-hedging (speculative) purposes to increase total return.


MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.


                  Positions in futures may be closed out only on an , board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C
                                   ----------


                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

                                  JULY 7, 2003


The purpose of these proxy voting policy and procedures is to ensure that National City Investment Management Company ("IMC") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. IMC and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES
----------------------

IMC's standard Investment Management Agreement conveys the authority to vote proxies to IMC. When the agreement states that the client has delegated proxy-voting authority to IMC, IMC will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that IMC vote in accordance with such client's proxy voting policy and provides this proxy voting policy to IMC, IMC will vote as instructed. In the event a contract is silent on the matter, IMC should get written confirmation from such client as to its preference, where possible. IMC will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES
-------------------------

With respect to those proxies for which IMC and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and IMC with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both IMC and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of IMC, to assist in the administration of proxy material and record the minutes of the Committee meeting. IMC and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES
-------------------------

The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that IMC or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

o  Publicly available information
o  Research provided by the Service

o  Industry practices
o  Any special circumstances relating to the company
o  Advice from portfolio managers or investment professionals
o  Advice from legal counsel
o  Market conditions
o  Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:
o the proxy is written in a language other than English and no translation has been provided;
o  the proxy require overseas travel in order to vote; or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.

Identification of Conflicts of Interest: It is acknowledged that the IMC and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of IMC provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

REVIEW OF POLICY

         THIS POLICY SHALL BE REVIEWED, UPDATED AND APPROVED BY THE COMMITTEE ON AN ANNUAL BASIS TO ENSURE THAT IT REMAINS IN COMPLIANCE WITH ITS FIDUCIARY RESPONSIBILITIES, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND THE OFFICE OF THE COMPTROLLER OF THE CURRENCY.

RECORDKEEPING
-------------

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:
(1) A copy of this proxy voting policy and procedures
(2) All proxy statements regarding client securities
(3) All records of votes cast on behalf of clients
(4) All records of client requests for proxy voting information
(5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                                    EXHIBIT A
                         SUMMARY PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o  Election of Directors in a non-contested election
o  Ratifying Auditors
o  Increasing or decreasing amounts of authorized stock
o  Changing terms of authorized stock
o  Company name changes
o  Stock splits
o  Changing size of board
o  Opting into or out of optional provisions of state corporation laws
o  Changing annual meeting date or location
o  Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:
o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:
o  Confidential voting
o  Independent Audit Committees

o  Independent Nominating Committees
o  Independent Compensation Committees
o  Auditors at annual meetings
o  Requiring information on proponents of shareholder resolutions
o  Fixing the board size or designating a range for the board size.
o  Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o  Reduction of the par value of common stock.
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced.
o  Implementing a reverse stock split to avoid delisting.
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms.
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee.

The Committee recommends a vote AGAINST:
o  Blank check preferred stock
o  Classifying the board
o  "Fair Price" provisions requiring greater than a majority vote of all shares
o  Greenmail
o  Preemptive rights
o  Supermajority voting requirements
o  Proposals to eliminate cumulative voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)
o  Poison Pills
o  Limiting shareholders' right to act by written consent
o  Limiting shareholders' right to call meetings
o  Requiring inclusion of abstentions in voting results
o  Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.
o Giving management the ability to alter the size of the board outside of a specified range without shareholder approval

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:
o  Required representation of specific gender, race, or interest groups on board
o  Age or term limits for directors
o  Same person holding more than one office
o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines


With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:


The Committee recommends voting FOR
o  Restoring shareholder ability to remove directors with or without cause.
o  Permitting shareholders to elect directors to fill board vacancies.
o  Requiring that a majority or more of directors be independent.
o Expanded liability and indemnification coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: (i) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) Only the director's legal expenses would be covered.

The Committee recommends voting AGAINST:
o Expanding indemnification coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o  Shareholder proposals requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o  Proposals that directors may be removed only for cause.
o  Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
The  Committee   recommends   voting  FOR  proposals  to  restore,   or  provide
shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
The Committee recommends voting FOR proposals to restore voting rights to the control shares.
The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS
The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o  Stock option plans
o  Restricted stock bonus plans
o  Director stock ownership proposals
o  Executive compensation proposals

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS
The Committee recommends voting AGAINST retirement plans for nonemployee directors.
The  Committee   recommends  voting  FOR  shareholder   proposals  to  eliminate
retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS
The Committee recommends voting FOR employee stock purchase plans where all of the following apply:
     1. Purchase price is at least 85 percent of fair market value
     2. Offering period is 27 months or less, and
     3. Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS
The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, the Committee recommends voting FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.
The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

OPTION EXPENSING
The Committee recommends voting AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

GOLDEN AND TIN PARACHUTES
The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:
o  Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.  ENVIRONMENT AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o  The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
The Committee recommends voting AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS
The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
   1. The board composition is reasonably inclusive in relation to companies of similar size and business or
   2. The board already reports on its nominating procedures and diversity initiatives.


EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
   1. The company has well-documented equal opportunity programs
   2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
   3. The  company  has no recent  EEO-related  violations  or  litigation.
The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
   1. The composition of senior management and the board is fairly inclusive
   2. The company has well-documented programs addressing diversity initiatives and leadership development
   3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
   4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

8. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES
The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to make material changes to amend the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
The Committee recommends voting AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2004

                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP VALUE FUND
                              UA MID CAP VALUE FUND
                               UA REAL ESTATE FUND
                            UA SMALL CAP GROWTH FUND

                               FIXED INCOME FUNDS
                           UA GOVERNMENT MORTGAGE FUND
                             UA HIGH YIELD BOND FUND
                            UA ULTRA SHORT BOND FUND


                                MONEY MARKET FUND
                              UA MONEY MARKET FUND



This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of the UA Series of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses may be obtained by calling or writing the Trust at 1-866-34UNION (1-866-348-6466), 760 Moore Road, King of Prussia, Pennsylvania, 19406.


CURRENT PROSPECTUSES


  o   Prospectus dated October 1, 2004 for Class 1 Shares of the Funds.

  o   Prospectus dated October 1, 2004 for Class 2 Shares of the Funds.

                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION.........................................1

INVESTMENT OBJECTIVE AND POLICIES...........................................1

INVESTMENT LIMITATIONS.....................................................35

NET ASSET VALUE............................................................38

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................41

DESCRIPTION OF SHARES......................................................43

ADDITIONAL INFORMATION CONCERNING TAXES....................................45

TRUSTEES AND OFFICERS......................................................46

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
      TRANSFER AGENCY AGREEMENTS...........................................55

SHAREHOLDER SERVICES PLAN..................................................60

PORTFOLIO TRANSACTIONS.....................................................61

INDEPENDENT AUDITORS.......................................................62

COUNSEL....................................................................62

PERFORMANCE INFORMATION....................................................62

MISCELLANEOUS..............................................................68

APPENDIX A................................................................A-1

APPENDIX B................................................................B-1

APPENDIX C................................................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION

                  This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund is a diversified investment company.


                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch, Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

UA EMERGING MARKETS FUND

                  The Fund invests primarily in securities of issuers located in emerging market countries. The Adviser defines emerging market countries to be those that are included in the Morgan Stanley Capital International Emerging Markets Index. Countries represented in this index include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, United Kingdom and Venezuela.

                  Debt securities in which the Fund invests may be rated below investment grade. See "High Yield Bond Fund" below for a discussion of the risks associated with investments in lower rated securities.

UA INTERNATIONAL EQUITY FUND

                  The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.

                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.


UA LARGE CAP VALUE FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

                  The Fund may invest up to 20% of its net assets in foreign securities.


UA MID CAP VALUE FUND

                  The Fund intends to invest primarily in equity securities of companies with medium stock market capitalizations. The Fund is managed with a value-oriented approach. The Adviser generally seeks to invest in companies that exhibit price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection.

                  The Fund may invest up to 20% of its net assets in foreign securities.


UA REAL ESTATE FUND

                  In addition to the principal investments described in its prospectuses, the Fund may invest in other securities, including convertible securities and a variety of debt securities, such as corporate bonds, government and agency securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, and in other investments as described in this SAI.

                  Although the Fund does not intend to invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

UA SMALL CAP GROWTH FUND

                  The Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

                  The Fund may invest up to 20% of its net assets in foreign securities.

         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

                  Securities held by the UA Small Cap Growth Fund generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

UA GOVERNMENT MORTGAGE FUND

                  The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.


UA HIGH YIELD BOND FUND

                  The Fund primarily invests in debt securities rated below investment grade (i.e., junk bonds). While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund's net asset value per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

UA ULTRA SHORT BOND FUND

                  The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                  An effective duration of 1 year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


UA MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers.


ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

         In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-Administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and the Adviser (the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:

         (i) Within fifteen business days following the end of each calendar month, PFPC will post the securities held by each of the Trust's portfolios on the Trust's website;

         (ii) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so;

                  Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

         or

         (iii) As required by the federal securities laws, including the 1940 Act, the Trust will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

         In accordance with the Trust's policies and procedures, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Trust, a Service Provider or any affiliate in connection with disclosure of such information. The Trust's Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Trust's portfolio holdings.


RATINGS CRITERIA

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

ELIGIBLE SECURITIES

                  The UA Money Market Fund may purchase "eligible securities" (as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with
(1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Fund of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.

REITS

                  The UA Real Estate Fund invests a substantial portion of its assets in real estate investment trusts ("REITs"). Each of the Fixed Income Funds and Equity Funds may also invest from time to time in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the UA Money Market Fund, variable and floating rate obligations held by the Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS

                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the UA Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the UA Money Market Fund) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

                  Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the UA Money Market Fund, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Fund presently intends to enter only into repurchase agreements which terminate within seven days after notice by the Fund. If the Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

                  Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Whenever the UA Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES


                  Each Fund (other than the UA Money Market Fund) may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e. the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

                  Each Fund (other than the UA Money Market Fund) will not invest more than 15% of its net assets in securities that are illiquid. The UA Money Market Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

FOREIGN SECURITIES AND CURRENCIES


                  Each Fund (other than the UA Government Mortgage and UA Money Market Funds) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). The UA Government Mortgage Fund may invest in ADRs, EDRs, and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.


                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the UA Emerging Markets and UA International Equity Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  In many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

                  Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

                  Some emerging countries currently prohibit direct foreign investment in securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investment in these investment funds are subject to the provisions of the 1940 Act. See "Securities of Other Investment Companies" below for more information.


                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

                  The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

                  The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the UA International Equity Fund.


                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

                  Each Fund (other than the UA Money Market Fund) may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS

                  Each Fund (other than the UA Money Market Fund) may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each Fund (other than the UA Money Market Fund) is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts, will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

                  Each Fund (other than the UA Money Market Fund) may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

                  Each Fund (other than the UA Money Market Fund) may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

WARRANTS


                  The UA Emerging Markets, UA International Equity, UA Large Cap Value, UA Mid Cap Value, UA Real Estate and UA Small Cap Growth Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


FUTURES AND RELATED OPTIONS


                  The UA Emerging Markets, UA International Equity, UA Large Cap Value, UA Mid Cap Value, UA Real Estate and UA Small Cap Growth Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Futures contracts may also be based on financial instruments such as stock index option prices. The UA High Yield Bond and UA Ultra Short Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts. The UA Government Mortgage Fund, UA High Yield Bond Fund and UA Ultra Short Bond Fund may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease or to seek to increase total return in the value of its portfolio that might otherwise result from a market decline or to seek to increase total return.

                  The UA Emerging Markets, UA International Equity, UA Large Cap Value, UA Mid Cap Value, UA Real Estate and UA Small Cap Growth Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The UA Emerging Markets and UA International Equity Funds may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.


                  The UA High Yield Bond Fund may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.


                  The Funds and their trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. Each Fund (other than the UA Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund (other than the UA Money Market Fund) may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.


                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS


                  The UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES


                  The UA Real Estate, UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies, the UA Money Market Fund, may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.


                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.


                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any FHLB. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.


                  Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.


                  CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.


                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

                  The UA High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

INTEREST RATE AND TOTAL RETURN SWAPS


                  The UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.


                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy.

                  The Funds will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS


                  The UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.


INCOME PARTICIPATION LOANS

                  The UA High Yield Bond and UA Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the UA Money Market Fund) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. The UA Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the UA Emerging Markets Fund and UA International Equity Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objectives and policies.

GOVERNMENT SECURITIES


                  Each Fund may invest in U.S.  government  agency  obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The UA Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS

                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

DERIVATIVE INSTRUMENTS

                  Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i.e., money market funds.

                  The Equity Funds may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each Fund (other than the UA Government Mortgage and UA Money Market Funds) may purchase shares of investment companies investing primarily in foreign securities, including "country funds," which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.

                  iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

                  In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and
(iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the UA Money Market Fund) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.

PORTFOLIO TURNOVER


                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                  The Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. The UA Emerging Markets, UA International Equity, UA Real Estate, UA Small Cap Growth, UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders.


                             INVESTMENT LIMITATIONS

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                     (a) there is no  limitation  with  respect  to  obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                     (c) utilities will be divided  according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

                     (d) personal credit and business credit  businesses will be considered separate industries; and

                     (e) consistent with its investment  objective and policies, the UA Real Estate Fund may invest more than 25% of its assets in securities of issuers conducting their principal business activities in the real estate industry.

                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and except that the UA Real Estate Fund may purchase or sell real estate to the extent consistent with its investment objective and policies.

                  5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the UA Emerging Markets and UA International Equity Funds, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that, other than the UA Money Market Fund, up to 25% of the value of a Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In   addition,   the  Funds  are  subject  to  the   following
non-fundamental   limitations,   which  may  be  changed  without  the  vote  of
shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC).

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3.  Purchase   securities  on  margin,  make  short  sales  of
securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the UA Money Market Fund) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the 1940 Act's limitations applicable to each Fund's investments in other investment companies.

                  The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.


                                 NET ASSET VALUE

VALUATION OF THE UA MONEY MARKET FUND

                  The Trust uses the amortized cost method to value shares in the UA Money Market Fund. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  The  UA  Money  Market  Fund  invests  only  in   high-quality
instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES

                  Assets of the Funds (other than the UA Money Market Fund) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES


         Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

         A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

         Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF SHARES OF MUTUAL FUNDS


         Investments by any Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


OTHER


         Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a fund.

                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.


                  The applicable Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade on foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.


                  As described in the applicable Prospectuses, Class 1 and Class 2 Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.


                  The Adviser or its affiliates will pay finder's fees to dealers on new investments into the Equity and Fixed Income Funds as follows:

                  EQUITY FUNDS
                  1.00% on amounts between $1 million and $5 million; plus 0.50% on amounts between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  FIXED INCOME FUNDS
                  0.50% on amounts between $1 million and $5 million; plus 0.25% on amounts over $5 million


                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.

EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their Class 1 or Class 2 Shares as described in the applicable Prospectus. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class 1 or Class 2 Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:


UA Emerging Markets Fund
         Class TT - UA Series 1                               Class 1 Shares
         Class TT - UA Series 2                               Class 2 Shares
UA International Equity Fund
         Class VV - UA Series 1                               Class 1 Shares
         Class VV - UA Series 2                               Class 2 Shares
UA Large Cap Value Fund
         Class XX - UA Series 1                               Class 1 Shares
         Class XX - UA Series 2                               Class 2 Shares
UA Mid Cap Value Fund
         Class ZZ - UA Series 1                               Class 1 Shares
         Class ZZ - UA Series 2                               Class 2 Shares
UA Real Estate Fund
         Class UU - UA Series 1                               Class 1 Shares
         Class UU - UA Series 2                               Class 2 Shares
UA Small Cap Growth Fund
         Class YY - UA Series 1                               Class 1 Shares
         Class YY - UA Series 2                               Class 2 Shares
UA Government Mortgage Fund
         Class AAA - UA Series 1                              Class 1 Shares
         Class AAA - UA Series 2                              Class 2 Shares
UA High Yield Bond Fund
         Class CCC - UA Series 1                              Class 1 Shares
         Class CCC - UA Series 2                              Class 2 Shares
UA Ultra Short Bond Fund
         Class DDD - UA Series 1                              Class 1 Shares
         Class DDD - UA Series 2                              Class 2 Shares
UA Money Market Fund
         Class BBB - UA Series 1                              Class 1 Shares
         Class BBB - UA Series 2                              Class 2 Shares


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class 1 Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders relating to a distribution plan for such shares and only Class 2 Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class 2 Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                           Number of
                                                Length of                                Portfolios in
                                Position(s)       Time                                   Fund Complex 3
        Name, Address 1,        Held with       Served in     Principal Occupation(s)     Overseen by     Other Directorships
    Date of Birth and Age       The Trust       Position 2      During Past 5 Years         Trustee        Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Robert D. Neary
Date of Birth:                Chairman of          Since      Retired Co-Chairman of          31         Director, Strategic
9/30/33                      the Board and       February     Ernst & Young, April 1984                  Distribution, Inc., since
Age: 71                         Trustee            1996       to September 1993.                         January 1999; Director,
                                                                                                         Commercial Metals Company,
                                                                                                         since March 2001.
John F. Durkott                                   Since
Date of Birth:                  Trustee          November     President and Chief             31         None
7/11/44                                            1993       Executive Officer,
Age: 60                                                       Kittle's Home Furnishings
                                                              Center, Inc., since
                                                              January 2002;
                                                              President and Chief
                                                              Operating Officer,
                                                              since January 1982;
                                                              Partner, Kittle's
                                                              Bloomington
                                                              Properties LLC, from
                                                              January 1981 through
                                                              2003; Partner, KK&D
                                                              LLC, from January
                                                              1989 through 2003;
                                                              Partner, KK&D II
                                                              LLC, from February
                                                              1998 through 2003
                                                              (affiliated real
                                                              estate companies of
                                                              Kittle's Home
                                                              Furnishings Center,
                                                              Inc.).

Robert J. Farling                Trustee           Since      Retired Chairman,               31         None
Date of Birth:                                    November    President and Chief
12/4/36                                             1997      Executive Officer,
Age: 67                                                       Centerior Energy (electric
                                                              utility), March 1992 to
                                                              October 1997.

Richard W. Furst                 Trustee         Since June   Dean Emeritus, Gatton           31         None
Date of Birth:                                      1990      College of Business and
9/13/38                                                       Economics, University of
Age: 66                                                       Kentucky, since June
                                                              2003; Garvice D.
                                                              Kincaid Professor of
                                                              Finance, since 1981;
                                                              Dean, Gatton College
                                                              of Business and
                                                              Economics,
                                                              University of
                                                              Kentucky, 1981 -
                                                              June 2003.

                                                                                           Number of
                                                Length of                                Portfolios in
                                Position(s)       Time                                   Fund Complex 3
        Name, Address 1,        Held with       Served in     Principal Occupation(s)     Overseen by     Other Directorships
    Date of Birth and Age       The Trust       Position 2      During Past 5 Years         Trustee        Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------


Gerald L. Gherlein               Trustee           Since      Retired Executive               31         None
Date of Birth:  2/16/38                            July       Vice-President and General
Age:  66                                           1997       Counsel, Eaton Corporation
                                                              (global manufacturing),
                                                              1991 to March 2000.

Kathleen A. Obert                Trustee           Since      Chairman and CEO, Edward        31         None
Date of Birth:  8/3/58                          August 2002   Howard & Co. (public
Age:  46                                                      relations agency), since
                                                              2001; CEO, Edward Howard &
                                                              Co., 2000-2001; VP/Senior
                                                              VP, Edward Howard & Co.,
                                                              1992-2000.

J. William Pullen                Trustee         Since May    President and Chief             31         None
Date of Birth:  4/24/39                            1993       Executive Officer, Whayne
Age:  65                                                      Supply Co. (engine and
                                                              heavy equipment
                                                              distribution), since 1986.


INTERESTED TRUSTEES

John G. Breen 5                  Trustee           Since      Retired Chairman and CEO,       31         Director, The Sherwin
Date of Birth:  7/21/34                         August 2002   The Sherwin Williams Co.,                  Williams Co.; Director,
Age:  70                                                      until May 2000.                            Parker Hannifin Corp.;
                                                                                                         Director, Mead Westvaco
                                                                                                         Corp.; Director, Goodyear
                                                                                                         Tire & Rubber Co.;
                                                                                                         Director, The Stanley
                                                                                                         Works.

Herbert R. Martens, Jr. 5        President,        Since      Executive Vice President,       31         None
Date of Birth:  8/6/52           Chief Legal     November     National City Corporation
Age:  52                         Officer and       1997       (bank holding company),
                                 Trustee                      since July 1997; Chairman
                                                              and CEO, NatCity
                                                              Investments, Inc.
                                                              (investment banking),
                                                              since July 1995.

                                                                                           Number of
                                                Length of                                Portfolios in
                                Position(s)       Time                                   Fund Complex 3
        Name, Address 1,        Held with       Served in     Principal Occupation(s)     Overseen by     Other Directorships
    Date of Birth and Age       The Trust       Position 2      During Past 5 Years         Trustee        Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Kathleen T. Barr 6               Senior Vice       Since      Senior Vice President           N/A                     N/A
1900 E. 9th Street, 22nd Floor   President,       February    (formerly Vice President)
Cleveland, OH  44114             Chief              2003      and Managing Director of
Date of Birth: 5/2/55            Administrative               Armada Funds Group,
Age:  49                         Officer and                  National City Bank, since
                                 Chief                        June 1999; Managing
                                 Compliance                   Director, National City
                                 Officer                      Investment Management
                                                              Company, since May 1996.

W. Bruce McConnel 7              Secretary         Since      Partner, Drinker Biddle &       N/A                     N/A
One Logan Square                               August 1985    Reath LLP, Philadelphia,
18th and Cherry Streets                                       Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  61

Dennis J. Westley 7              Treasurer         Since      Vice President and              N/A                     N/A
103 Bellevue Parkway                              May 2003    Managing Director,
Wilmington, DE 19809                                          Accounting and
Date of Birth: 4/16/59                                        Administration, PFPC Inc.,
Age:  45                                                      since July 2001; Vice
                                                              President and Accounting
                                                              Director, PFPC Inc., 1997
                                                              to 2001.


1 Each trustee can be  contacted  by writing to National  City Bank, c/o Michael
  Nanosky, 1900 East 9th Street, 22nd Floor, Cleveland, OH 44114.
2 Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
3 The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
4 Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act") (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of the Armada Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of the Armada Advantage Fund.
5 Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

6 Ms. Barr also serves as Senior Vice  President and  Compliance  Officer of the
  Armada Advantage Fund. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of the Trust and the Armada Advantage Fund from August 2002 until February 2003.
7 Mr.   McConnel  and  Mr.  Westley  also  serve  as  Secretary  and  Treasurer, respectively, of the Armada Advantage Fund.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

         The Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

BOARD COMMITTEES

         The Board of Trustees has established two committees, i.e., Audit Committee and Nominating Committee

         The Audit Committee consists of all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's independent auditors, reviews and approves the audit and non-audit services performed by the independent auditors, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held 5 formal meetings during the last fiscal year.


         The Nominating Committee includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.


TRUSTEE OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Armada fund family in the aggregate as of December 31, 2003.

INDEPENDENT TRUSTEES


-------------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
ROBERT D. NEARY                                                                                 Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund                 Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund                       Over $100,000
-------------------------------------------------------------------------------------------------------------------------
JOHN F. DURKOTT                                                                                  $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
ROBERT J. FARLING                                                                               Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                            $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                  Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Ultra Fund                                $10,001 - $50,0002
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                                   $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                   over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Government Mortgage Fund                              $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                     $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
RICHARD W. FURST                                                                              $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                    $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Total Return Advantage Fund                           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
GERALD L. GHERLEIN                                                                              Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax Exempt Bond Fund                     $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
J. WILLIAM PULLEN                                                                               Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                            $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                 $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES


-------------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
KATHLEEN A. OBERT                                                                                $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
-------------------------------------------------------------------------------------------------------------------------


                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------------

JOHN G. BREEN                                                                                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
HERBERT R. MARTENS, JR.                                                                         Over $100,000
-------------------------------------------------------------------------------------------------------------------------
    S&P 500 Index Fund                                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
    Small Cap Value Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
    Bond Fund                                              $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                      $1-$10,000
-------------------------------------------------------------------------------------------------------------------------


1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2003
2  Reorganized into the Large Cap Growth Fund on April 23, 2004.

         As of December 31, 2003, the Trustees and officers of the Trust as a group owned beneficially 1.43% of Class I Shares of the Ohio Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.


CERTAIN INTERESTS OF INDEPENDENT TRUSTEES


         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2003 was not greater than $4.5 million. The balance outstanding as of December 31, 2003 was $2.7 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of five months ending December 31, 2002. In addition, EH&C undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2001 through December 31, 2002, EH&C earned approximately $95,000 in fees for these services. From January 1, 2003 through December 31, 2003, EH&C earned approximately $250,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.

BOARD COMPENSATION

         Effective February 20, 2002, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and The Armada Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.


         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2004:


                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex


INDEPENDENT TRUSTEES
Robert D. Neary,
Chairman and Trustee                   $55,933                  $0                  $0            $56,000


John F. Durkott, Trustee               $43,950                  $0                  $0            $44,000

Robert J. Farling, Trustee             $43,950                  $0                  $0            $44,000

Richard W. Furst, Trustee              $43,950                  $0                  $0            $44,000

Gerald L. Gherlein, Trustee            $43,950                  $0                  $0            $44,000

Kathleen A. Obert, Trustee             $38,959                  $0                  $0            $39,000

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex


INDEPENDENT TRUSTEES
J. William Pullen, Trustee             $43,950                  $0                  $0            $44,000



INTERESTED TRUSTEE

John G. Breen, Trustee                 $31,966                  $0                  $0            $32,000

Herbert R. Martens, Jr., President
and Trustee                                 $0                  $0                  $0                 $0


CODE OF ETHICS


                  The Trust and the Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act that (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.


SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

                  The Funds will enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund.


                  The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser will be authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

                  In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

                  The Advisory Agreement will provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Unless sooner terminated, the Advisory Agreement will continue in effect for two years, and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENT


                  At a meeting held on August __, 2004, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The Funds had no assets and no operating history at the time of the meeting. The information considered by the trustees included (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the UA Funds and (iii) ancillary services provided by the Adviser and its affiliates. The trustees reviewed the Adviser's compliance procedures and controls.


                  After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreement was fair and equitable with respect to each UA Fund and approved the continuation of the Advisory Agreement.

PROXY VOTING POLICIES AND PROCEDURES

                  The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by each Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES


                  The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 1, 2003 with PFPC and NCB, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. Prior to June 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. Prior to August 1, 2000, SIGFS served as sole administrator to the Trust pursuant to an administration agreement dated as of May 1, 1998 (the "SIGFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIGFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIGFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. SIGFS continued to provide certain administration and accounting services to the Trust until May 31, 2003.


                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.


DISTRIBUTION PLANS AND RELATED AGREEMENT


                  The Distributor acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares.


                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted separate distribution plans for Class 1 Shares and Class 2 Shares (the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of Class 1 Shares and Class 2 Shares. As required by Rule 12b-1, the Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  Each Plan provides that each Fund will compensate the Distributor from Class 1 Shares or Class 2 Shares assets for distribution of Class 1 Shares and Class 2 Shares, respectively, in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Payments to the Distributor under the Plans are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's Class 1 Shares and Class 2 Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Class 1 Shares and Class 2 Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each, a "Distribution Organization") with respect to a Fund's Class 1 Shares and Class 2 Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class 1 Shares or Class 2 Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                  The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.


                  The Adviser and Co-Administrators use, and from time to time the Trust's other service providers may use, their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

                  (i) maintain a separate account or accounts in the name of each Fund;
                  (ii) hold and disburse portfolio securities on account of the Funds;
                  (iii) collect and make disbursements of money on behalf of the
                        Funds;
                  (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;
                  (v) respond to correspondence by security brokers and others relating to its duties;
                  (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates: (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8532 Boston, Massachusetts 02266-8532 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

                  (i)   issue and redeem shares of the Fund;
                  (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;
                  (iii) respond to correspondence by security brokers and others relating to its duties;
                  (iv)  maintain shareholder accounts;
                  (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented a Shareholder Services Plan with respect to Class 2 Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class 2 Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's Class 2 Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

                  (i) aggregating and processing purchase and redemption requests from customers;
                  (ii) providing customers with a service that invests the assets of their accounts in Class 2 Shares;
                  (iii) processing dividend payments from the Funds;
                  (iv) providing information periodically to customers showing their position in Class 2 Shares;
                  (v)   arranging for bank wires;
                  (vi) responding to customer inquiries relating to the services performed with respect to Class 2 Shares beneficially owned by customers;
                  (vii) providing   subaccounting  for  customers  or  providing
                        information to the transfer agent for subaccounting;
                  (viii) forwarding shareholder communications; and
                  (ix)  other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS

                  Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the 1934 Act, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                              INDEPENDENT AUDITORS


                  ___________,   independent  auditors,   with  offices  at  Two
Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds.


                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby.

                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS

                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                    Yield = 2 [([(a-b)/cd] + 1)6 - 1]


    Where:   a =    dividends and interest earned during the period.

             b =    expenses accrued for the period (net of reimbursements).

             c =    the  average  daily   number  of  shares outstanding  during
                    the  period  that  were entitled to receive dividends.

             d = maximum offering price per share on the last day of the period.

                  The Fixed Income Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


YIELDS FOR THE UA MONEY MARKET FUND

                  Yields for the UA Money Market Fund are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by the Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

TOTAL RETURN

                  Each Fund (other than the UA Money Market Fund) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                    T = (ERV / P)1/n - 1


    Where:   T =    average annual total return

             ERV =  ending  redeemable value at the end  of  the period  covered
                    by the computation of a hypothetical  $1,000  payment   made
                    at  the beginning of the period

             P =    hypothetical initial payment of $1,000

             n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

         The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund will be included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

                  From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the UA Equity Funds may also be compared to: the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Consumer Price Index; data prepared by S&P, which maintains unmanaged indices of groups of common stocks; data prepared by Frank Russell Company, which maintains unmanaged indices of groups of common stocks; or other independent mutual fund reporting services. In addition, the performance of the UA Emerging Markets and UA International Equity Funds may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index. The performance of the UA Money Market Fund may be compared to data prepared by iMoneyNet, Inc., or other independent mutual fund reporting services. The performance of the UA Fixed Income Funds may be compared to data prepared by Lehman Brothers and/or Merrill Lynch, which maintain unmanaged indices of groups of fixed income securities, or other independent mutual fund reporting services.

                  Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Yields for the UA Money Market Fund may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                  Performance data will be calculated separately for each class of shares of the Funds.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The assets belonging to a Fund includes the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.


                  As of ______, 2004, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

FUND NAME AND CLASS/SHAREHOLDER                    SHARES OUTSTANDING PERCENTAGE

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.


         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.


         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


         "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


         "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.



LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".



         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely restrictive definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.


         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated securities.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, deficiencies in critical mass, diversification and lack of competitive strength may be additional negative considerations.


         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o  Positive means that a rating may be raised.
             o  Negative means that a rating may be lowered.
             o  Stable means that a rating is not likely to change.
             o  Developing means a rating may be raised or lowered.
             o  N.M. means not meaningful.

MOODY'S


        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


DBRS

RATING TRENDS


         Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.


RATING ACTIONS


         In addition to confirming or changing ratings, other DBRS rating actions include:

          SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.



MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

          "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.



         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

         DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B


                  The Equity Funds and the Fixed Income Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes, or, as described in the Statement of Additional Information, to seek to increase total return. Such transactions are described in this Appendix.


INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.


                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9_%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

                  Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

                  As described in the Statement of Additional Information, a Fund may use futures for non-hedging (speculative) purposes to increase total returns.

MARGIN PAYMENTS


                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

                                  JULY 7, 2003


The purpose of these proxy voting policy and procedures is to ensure that National City Investment Management Company ("IMC") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. IMC and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES

IMC's standard Investment Management Agreement conveys the authority to vote proxies to IMC. When the agreement states that the client has delegated proxy-voting authority to IMC, IMC will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that IMC vote in accordance with such client's proxy voting policy and provides this proxy voting policy to IMC, IMC will vote as instructed. In the event a contract is silent on the matter, IMC should get written confirmation from such client as to its preference, where possible. IMC will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES

With respect to those proxies for which IMC and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and IMC with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both IMC and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of IMC, to assist in the administration of proxy material and record the minutes of the Committee meeting. IMC and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES

The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that IMC or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.


For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

o  Publicly available information
o  Research provided by the Service
o  Industry practices
o  Any special circumstances relating to the company
o  Advice from portfolio managers or investment professionals
o  Advice from legal counsel
o  Market conditions
o  Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:
o the proxy is written in a language other than English and no translation has been provided;
o  the proxy require overseas travel in order to vote; or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.

Identification of Conflicts of Interest: It is acknowledged that the IMC and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of IMC provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

REVIEW OF POLICY

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with its fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission and the Office of the Comptroller of the Currency.

RECORDKEEPING

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:
(1) A copy of this proxy voting  policy  and  procedures
(2) All  proxy  statements   regarding  client securities
(3) All records of votes cast on behalf of clients
(4) All records of client  requests  for proxy voting  information
(5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                                    EXHIBIT A
                         SUMMARY PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o    Election of Directors in a non-contested election
o    Ratifying Auditors
o    Increasing or decreasing amounts of authorized stock
o    Changing terms of authorized stock
o    Company name changes
o    Stock splits
o    Changing size of board
o    Opting into or out of optional provisions of state corporation laws
o    Changing annual meeting date or location
o    Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:
o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:
o    Confidential voting
o    Independent Audit Committees

o    Independent Nominating Committees
o    Independent Compensation Committees
o    Auditors at annual meetings
o    Requiring information on proponents of shareholder resolutions
o    Fixing the board size or designating a range for the board size.
o    Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o    Reduction of the par value of common stock.
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced.
o    Implementing a reverse stock split to avoid delisting.
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms.
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee.

The Committee recommends a vote AGAINST:
o    Blank check preferred stock
o    Classifying the board
o "Fair Price" provisions requiring greater than a majority vote of all shares
o    Greenmail
o    Preemptive rights o Supermajority voting requirements
o    Proposals to eliminate cumulative voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)
o    Poison Pills
o    Limiting shareholders' right to act by written consent
o    Limiting shareholders' right to call meetings
o    Requiring inclusion of abstentions in voting results
o    Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.
o Giving management the ability to alter the size of the board outside of a specified range without shareholder approval

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:
o Required representation of specific gender, race, or interest groups on board
o    Age or term limits for directors
o    Same person holding more than one office
o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines


With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:


The Committee recommends voting FOR
o    Restoring shareholder ability to remove directors with or without cause.
o    Permitting shareholders to elect directors to fill board vacancies.
o    Requiring that a majority or more of directors be independent.
o Expanded liability and indemnification coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     (i) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) Only the director's legal expenses would be covered.

The Committee recommends voting AGAINST:
o Expanding indemnification coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o    Shareholder  proposals  requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o    Proposals that directors may be removed only for cause.
o    Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
The  Committee   recommends   voting  FOR  proposals  to  restore,   or  provide
shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS
The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o    Stock option plans
o    Restricted stock bonus plans
o    Director stock ownership proposals
o    Executive compensation proposals

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS
The Committee recommends voting AGAINST retirement plans for nonemployee directors.
The  Committee   recommends  voting  FOR  shareholder   proposals  to  eliminate
retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS
The Committee recommends voting FOR employee stock purchase plans where all of the following apply:
1.  Purchase  price is at least 85 percent of fair market value
2. Offering  period is 27 months or less,  and
3.  Potential  voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS
The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, the Committee recommends voting FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only. The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

OPTION EXPENSING
The Committee recommends voting AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

GOLDEN AND TIN PARACHUTES
The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:
o    Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.  ENVIRONMENT AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o    The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.
The Committee  recommends voting AGAINST proposals  disallowing the company from
making  political   contributions.
The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions. The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
The Committee recommends voting AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS
The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
1. The board composition is reasonably inclusive in relation to companies of similar size and business or
2. The board already reports on its nominating procedures and diversity initiatives.


EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:
1.    The company has well-documented equal opportunity programs
2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
3.    The  company  has no recent  EEO-related  violations  or  litigation.
      The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
1.    The composition of senior management and the board is fairly inclusive
2. The company has well-documented programs addressing diversity initiatives and leadership development
3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

8. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES
The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to make material changes to amend the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
The Committee recommends voting AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

                                    FORM N-1A

                           PART C - OTHER INFORMATION


ITEM 22. EXHIBITS.

         (a) Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on October 6, 1999 ("PEA No. 48").

               1. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit a(1) to PEA No. 48.

               2. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit a(2) to PEA No. 48.

               3. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit a(3) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on September 10, 1999 ("PEA No. 47").

               4. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

               5. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

               6. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

               7. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

               8. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

               9. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

               10. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

               11. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government
                    Fund), GNMA, Pennsylvania Municipal Bond, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to
                    Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

               12. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z - Special Series 1 and Class Z
                    - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 Shares representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

               13. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

               14. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit a(14) to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed on September 29, 2000 ("PEA No. 53").

               15. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit a(15) to PEA No. 53.

               16. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit a(16) to PEA No. 53.

               17. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit a(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").

               18. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP
                    - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed on December 21, 2001.

               19. Certificate of Classification of Shares reflecting the creation of Special Series 4 Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax-Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Tax-Exempt Money Market, Treasury Money Market, Treasury Plus Money Market and Strategic Income Bond Funds is incorporated herein by reference to Exhibit a(19) to Post Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed on January 29, 2002.

               20. Certificate of Classification of Shares reflecting the creation of Class QQ, Class QQ-Special Series 1, Class QQ-Special Series 2, Class QQ-Special Series 3, Class QQ-Special Series 4 and Class RR shares representing interests in the Armada High Yield Bond Fund and Armada Low Fee Money Market Fund is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed on June 21, 2002 ("PEA No. 63").

               21. Certificate of Classification of Shares reflecting the creation of Class SS, Class SS-Special Series 1, Class SS-Special Series 2, Class SS-Special Series 3 and Class SS-Special Series 4 shares representing interests in the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (a)(21) to PEA No. 63.

               22. Certificate of Classification of Shares reflecting the creation of Class TT-UA Series 1, Class TT-UA Series 2, Class UU-UA Series 1, Class UU-UA Series 2, Class VV-UA Series 1, Class VV-UA Series 2, Class WW-UA Series 1, Class WW-UA Series 2, Class XX-UA Series 1, Class XX-UA Series 2, Class YY-UA Series 1, Class YY-UA Series 2, Class ZZ-UA Series 1, Class ZZ-UA Series 2, Class AAA-UA Series 1, Class AAA-UA Series 2, Class BBB-UA Series 1, Class BBB-UA Series 2, Class CCC-UA Series 1, Class CCC-UA Series 2, Class DDD-UA Series 1 and Class DDD-UA Series 2 shares representing interests in the UA Series of Funds of Armada is incorporated herein by reference to Exhibit (a)(22) to PEA No. 63.

               23. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Value, Small Cap Growth, Small/Mid Cap Value, Limited Maturity Bond, Total Return Advantage, U.S. Government Income and Money Market Funds is incorporated herein by reference to Exhibit (a)(23) to Registrant's Registration Statement filed on May 5, 2003 ("PEA No. 68").

               24. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Large Cap Ultra, Mid Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, High Yield Bond, Intermediate Bond, Short Duration Bond and Strategic Income Bond Funds and the creation of Class EEE, Class EEE - Special Series 1, Class EEE - Special Series 2, Class EEE - Special Series 3, Class EEE - Special Series 4 and Class EEE - Special Series 5 representing interests in the Armada Small Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement filed on September 29, 2003 ("PEA No. 70").

         (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit (b) to PEA No. 48.

               1. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit b(1) to PEA No. 48.

               2. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit 2(b) to PEA No. 35.

               3. Amendment No. 3 to Code of Regulations as adopted by Registrant's Board of Trustees on August 5, 1998 is incorporated herein by reference to Exhibit b(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement filed on July 18, 2000 ("PEA No. 52").

               4. Amendment No. 4 to Code of Regulations as adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit b(4) to PEA No. 52.

         (c) See Article V, Section 5.1, and Article V, Section 5.4, of Registrant's Declaration of Trust, which is incorporated herein by reference as Exhibit (a) to PEA No. 48.

         (d)   1.   Advisory Agreement for the Money Market, Treasury Money
                    Market, Government Money Market, Tax Exempt Money Market,
                    Pennsylvania Tax Exempt Money Market, National Tax Exempt
                    Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Equity
                    Income, Small Cap Value, Ohio Tax Exempt Bond and
                    Pennsylvania Municipal Bond Funds between Registrant and
                    National City Bank, dated November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

               2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 18, 2001 ("PEA No. 57").

               3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(b) to PEA No. 44.

               4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(c) to PEA No. 44.

               5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

               6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

               7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

               8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit h(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement filed on July 15, 1999 ("PEA No. 46").

               9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit d(8) to PEA No. 53.

               10. Form of Advisory Agreement for the Strategic Income Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit d(9) to PEA No. 52.

               11. Advisory Agreement for the Aggressive Allocation and Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.

               12. Advisory Agreement dated June 28, 2002 for the Small/Mid Cap Value Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed on July 30, 2002 ("PEA No. 64").

               13. Form of Advisory Agreement for the Armada High Yield Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(13) to PEA No. 63.

               14. Advisory Agreement for the Armada Short Duration Bond Fund, dated December 3, 2002 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(14) to PEA No. 68.

               15. Form of Advisory Agreement for the UA Series of Funds including UA Emerging Markets Fund, UA International Equity Fund, UA Large Cap Ultra Fund, UA Large Cap Value Fund, UA Real Estate Fund, UA Small Cap Growth Fund, UA Small/Mid Cap Value Fund, UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(15) to PEA No. 63.

               16. Form of Advisory Agreement between the Registrant and National City Investment Management Company with respect to the Armada Small Cap Core Fund is incorporated by reference to PEA No. 70.

               17. Sub-Advisory Agreement dated April 1, 2004 for the Armada Small Cap Core Fund between National City Investment Management Company and Allegiant Investment Counselors on behalf of the Armada Small Cap Core Fund is incorporated by reference to Exhibit (6)(q) of Form N-14 filed on July 6, 2004.

         (e)   1.   Underwriting Agreement between Registrant and
                    Professional Funds Distributor, LLC, dated May 1, 2003 is incorporated by reference to PEA No. 70.

               2. Exhibit A dated April 1, 2004 to the Underwriting Agreement dated May 1, 2003 is filed herewith.

         (f)        None.

         (g)   1.   Custodian Services Agreement between Registrant and
                    National City Bank, dated November 7, 1994 is incorporated herein by reference to Exhibit g(1) to PEA No. 48.

               2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit g(2) to PEA No. 48.

               3. Exhibit A dated December 4, 2002 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(3) to PEA No. 68.

               4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed on September 28, 2001 ("PEA No. 58").

               5. Form of Exhibit A dated March 31, 2004 to the Custodian Services Agreement dated November 7, 1994 is filed herewith.

         (h)   1.   Co-Administration Agreement among Registrant, PFPC Inc.
                    and National City Bank, dated June 1, 2003 is incorporated by reference to PEA No. 70.

               2. Exhibit A dated March 31, 2004 to Co-Administration Agreement dated June 1, 2003 is filed herewith.

               3. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

               4. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 9(d) to PEA No. 41.

               5. Letter amendment, dated March 26, 1999, to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit No. h(7) to PEA No. 52.

               6. Amendment dated June 16, 2000 to Transfer Agency and Service Agreement dated March 1, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit h(5) to PEA No. 53.

               7. Amendment dated February 12, 2001 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(7) to PEA No. 57.

               8. Amendment dated March 1, 2001 to the Transfer Agency and Service Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(8) to PEA No. 57.

               9. Schedule A dated December 4, 2002 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated by reference to Exhibit (h)(12) to PEA No. 68.

               10. Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on November 27, 2001 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 61.

               11. Shareholder Services Plan for Class 2 Shares approved by the Board of Trustees on May 16, 2002 is incorporated herein by reference to Exhibit (h)(11) to PEA No. 63.

               12. Form of Servicing Agreement is incorporated herein by reference to Exhibit (h)(10) to PEA No. 61.

               13. Form of Servicing Agreement for Class 2 Shares is incorporated herein by reference to Exhibit (h)(13) to PEA No. 63.

               14. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

               15. Amendment to the Administrative Services Agreement with Registrant and Boston Financial Data Services, Inc. dated January 1, 2004 is incorporated by reference to Exhibit
                    (13)(o) of Form N-14 filed on July 6, 2004.

               16. Form of Exhibit A dated October 1, 2003 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is filed herewith.

               17. Form of Exhibit A dated March 31, 2004 to the Transfer Agency Agreement with State Street Bank and Trust Company dated March 1, 1997 is filed herewith.

         (i)   1.   Opinion of Drinker Biddle & Reath LLP as counsel to
                    Registrant dated April 29, 2002 is incorporated herein by reference to Exhibit (i) to PEA No. 62.

               2. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant dated June 18, 2002 is incorporated herein by reference to Exhibit (i)(2) to PEA No. 63.

               3. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated May 1, 2003 is incorporated herein by reference to Exhibit (i)(3) to PEA No. 68.

               4. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated September 26, 2003 is incorporated by reference to Exhibit (i)(4) to PEA No. 70.

         (j)   1.   Consent of Drinker Biddle & Reath LLP is filed herewith.

               2.   Consent of Ernst & Young LLP to be filed by amendment.

               3.   Consent of Squire, Sanders & Dempsey LLP is filed herewith.

               4.   Consent of Dickinson Wright PLLC is filed herewith.

         (k)        None.

         (l)   1.   Purchase Agreement between Registrant and McDonald &
                    Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit l(1) to PEA No.
                    48.

               2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit l(2) to PEA No. 48.

               3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit l(3) to PEA No. 48.

               4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit l(4) to PEA No. 48.

               5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit l(5) to PEA No. 48.

               6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit 1(6) to PEA No. 48.

               7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit l(7) to PEA No. 48.

               8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit l(8) to PEA No. 48.

               9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit l(9) to PEA No. 48.

               10. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit l(10) to PEA No. 48.

               11. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

               12. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

               13. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to
                    Exhibit 13(l) to PEA No. 33.

               14. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

               15. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

               16. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit l(16) to PEA No. 52.

               17. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 1(17) to PEA No. 53.

               18. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to
                    Exhibit 13(r) to PEA No. 33.

               19. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

               20. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 1(20) to PEA No. 53.

               21. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit l(21) to PEA No. 53.

               22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit l(22) to PEA No. 52.

               23. Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit l(23) to PEA No. 52.

               24. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit l(24) to PEA No. 52.

               25. Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit l(25) to PEA No. 52.

               26. Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to
                    Exhibit 1(26) to PEA No. 53.

               27. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Strategic Income Bond Fund (Class MM, Class MM - Special Series 1, Class MM - Special Series 2 and Class MM - Special Series 3) is incorporated herein by reference to Exhibit l(26) to PEA No. 52.

               28. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to PEA No. 61.

               29. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to PEA No. 64.

               30. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada High Yield Bond Fund is incorporated herein by reference to Exhibit (l)(30) to PEA No. 63.

               31. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to PEA No. 63.

               32. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the UA Series of Funds is incorporated herein by reference to Exhibit
                    (l)(32) to PEA No. 63.

               33. Form of Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is incorporated herein by reference to Exhibit (l)(33) to PEA No. 70.

         (m)   1.   Service and Distribution Plan for the A (formerly,
                    Retail) and I (formerly, Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No.
                    38.

               2. B Shares Distribution Plan is incorporated herein by reference to Exhibit m(2) to PEA No. 58.

               3. C Shares Distribution Plan is incorporated herein by reference to Exhibit m(3) to PEA No. 58.

               4. H Shares Distribution Plan is incorporated herein by reference to Exhibit m(4) to PEA No. 59.

               5. Class 1 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(5) to Post-Effective Amendment No. 66 to Registrant's Registration Statement filed on September 30, 2002 ("PEA No. 66").

               6. Class 2 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(6) to PEA No. 66.

               7. R Shares Distribution Plan is incorporated herein by reference to Exhibit n(7) to PEA No 68.

         (n)   1.   Amended and Restated Plan Pursuant to Rule 18f-3 for
                    Operation of a Multi-Class System as revised November 19,
                    2003 is incorporated by reference to Exhibit (10)(h) of Form
                    N-14 filed on February 3, 2004.

               2. Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(2) to PEA No. 70.

         (p)   1.   Inside Information Statement and Code of Ethics Relating
                    to Personal Securities Transactions of National City
                    Investment Management Company, Armada Funds, and Armada
                    Advantage Funds dated April 2004 is incorporated by reference to Exhibit (17)(n) of Form N-14 filed on July 6,
                    2004.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


                  Registrant is controlled by its Board of Trustees.

ITEM 24. INDEMNIFICATION.

                  Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Underwriting Agreement with Professional Funds Distributor, LLC incorporated by reference as Exhibit (e)(1) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits g(1) and h(6) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

                  In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a) hereto, provides as follows:

                  9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                  Section 12 of Registrant's Custodian Services Agreement provides as follows:

                  12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

                  In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

                  Section 6 of Registrant's Transfer Agency Agreement provides as follows:

                  6.       INDEMNIFICATION

                  6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                           (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                           (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                           (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                           (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                           (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                           (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

                  6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

                  6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

                  6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

                  Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  (a) Investment Adviser: National City Investment Management Company ("IMC").

                  IMC performs investment advisory services for Registrant and certain other investment advisory customers. IMC is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under IMC, a registered investment adviser. As of August 5, 1998, IMC assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of IMC began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of IMC began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.

                  To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank of Michigan/Illinois (formerly, First of America Bank, N.A.), which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                         Position with National
                         City Investment
                         Management                Other Business        Type of
Name                     Company                   Connections           Business
----                     -------                   -----------           --------
Ted Parker               Chairman                  National City Bank    Bank affiliate

Kathleen T. Barr         Managing Director         National City Bank    Bank affiliate

Joseph C. Penko          Managing Director         National City Bank    Bank affiliate

Donald L. Ross           President, Chief          National City Bank    Bank affiliate
                         Investment Officer and
                         Managing Director

Scott Kremer             Managing Director         National City Bank    Bank affiliate

Timothy F. McDonough     Managing Director         National City Bank    Bank affiliate

ITEM 26.          PRINCIPAL UNDERWRITER

         (a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies as of June 1, 2004:

                           Armada Funds
                           The Armada Advantage Fund
                           WT Investment Trust

         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

         (b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

         Philip H. Rinnander                -        President & Owner
         Barbara A. Rice                    -        Vice President
         Thomas L. Schwegel                 -        Vice President
         Jennifer DiValerio                 -        Vice President

         (c)      Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

         (a) National City Investment Management Company ("IMC"), 1900 East Ninth Street, Cleveland, Ohio, 44114-3484 and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser, custodian and co-administrator); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43251 (records relating to IMC's former function as investment adviser to the predecessor Parkstone Group of Funds).

         (b) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

         (c) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

         (d) PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as co-administrator).

         (e) Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as distributor).

ITEM 28. MANAGEMENT SERVICES.

         Inapplicable.

ITEM 29. UNDERTAKINGS.

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 71 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 30th day of July, 2004.

                                           ARMADA FUNDS
                                           Registrant

                                           /s/ HERBERT R. MARTENS, JR.
                                           ---------------------------
                                           Herbert R. Martens, Jr.
                                           President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 71 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                          DATE
---------                             -----                          ----

/s/ DENNIS J. WESTLEY                 Treasurer                 July 30, 2004
------------------------
 Dennis J. Westley

*JOHN G. BREEN                        Trustee                   July 30, 2004
------------------------
John G. Breen

*JOHN F. DURKOTT                      Trustee                   July 30, 2004
------------------------
 John F. Durkott

*ROBERT J. FARLING                    Trustee                   July 30, 2004
------------------------
 Robert J. Farling

*RICHARD W. FURST                     Trustee                   July 30, 2004
------------------------
 Richard W. Furst

*GERALD GHERLEIN                      Trustee                   July 30, 2004
------------------------
Gerald Gherlein

/s/ HERBERT MARTENS                   President and Trustee     July 30, 2004
------------------------
Herbert Martens

*ROBERT D. NEARY                      Trustee and Chairman      July 30, 2004
------------------------              of the Board
 Robert D. Neary

*KATHLEEN A. OBERT                    Trustee                   July 30, 2004
------------------------
Kathleen A. Obert

*J. WILLIAM PULLEN                    Trustee                   July 30, 2004
------------------------
 J. William Pullen

*By:   /s/ HERBERT R. MARTENS, JR.
       ----------------------------
       Herbert R. Martens, Jr.
       Attorney-in-Fact

                                  ARMADA FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of Armada Funds on May 12, 2004 and remains in effect on the date hereof:


                  FURTHER RESOLVED, that the trustees and officers of Armada required to execute any amendments to Armada's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Herbert R. Martens, Jr. and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each and any of said officers might or could do in person.




                                            ARMADA FUNDS



                                            By:   /s/ W. BRUCE MCCONNEL
                                                  ---------------------
                                                  W. Bruce McConnel
                                                  Secretary


Dated:  July 30, 2004

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 5, 2004



/s/ ROBERT D. NEARY
---------------------
Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 4, 2004



/s/ JOHN F. DURKOTT
---------------------
John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 13, 2004



/s/ RICHARD W. FURST
---------------------
Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 4, 2004



/s/ ROBERT J. FARLING
---------------------
Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 5, 2004



/s/ J. WILLIAM PULLEN
---------------------
J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  January 27, 2004



/s/ HERBERT R. MARTENS, JR.
---------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 2, 2004



/s/ GERALD L. GHERLEIN
----------------------
Gerald L. Gherlein

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John G. Breen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 4, 2004



/s/ JOHN G. BREEN
------------------
John G. Breen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kathleen
A. Obert, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 5, 2004



/s/ KATHLEEN A. OBERT
---------------------
Kathleen A. Obert

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION


(e)(2) Exhibit A dated April 1, 2004 to the Underwriting Agreement dated May 1, 2003

(g)(5) Form of Exhibit A dated March 31, 2004 to the Custodian Services Agreement dated November 7, 1994

(h)(2) Exhibit A dated March 31, 2004 to Co-Administration Agreement dated June 1, 2003

(h)(16) Form of Exhibit A dated October 1, 2003 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997.

(h)(17) Form of Exhibit A dated March 31, 2004 to the Transfer Agency Agreement with State Street Bank and Trust Company dated March 1, 1997

(j)(1)            Consent of Drinker Biddle & Reath LLP.

(j)(3)            Consent of Squire, Sanders & Dempsey LLP.

(j)(4)            Consent of Dickinson Wright PLLC.